                                                                     EXHIBIT 28
Form 2

   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                           ..................................
                                                           (Name)


               SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                              NOTES TO SCHEDULE P


(1) The Parts of Schedule P:
   Part 1 - detailed information on losses and loss expenses.
   Part 2 - history of incurred losses and allocated expenses.
   Part 3 - history of loss and allocated expense payments.
   Part 4 - history of bulk and incurred-but-not reported reserves. Schedule P Interrogatories

(2) Lines of business A through M and R are groupings of the lines of business used on Page 14, the state page.

(3) Reinsurance A, B, C, and D (lines N to Q) are:
   Reinsurance A = nonproportional property (1988 and subsequent)
   Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
   Reinsurance D = old Schedule O line 30 (1987 and prior)

(4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.

                                                  SCHEDULE P - PART 1 - SUMMARY
                                                           (000 omitted)
                           Premiums Earned                           Loss and Loss Expense Payments
      1           -----------------------------------      -------------------------------------------------
    Years              2           3            4             Loss Payments               Allocated Loss
   in Which                                                                              Expense Payments
Premiums Were                                              ---------------------      ----------------------
  Earned and        Direct                     Net             5           6               7           8
 Losses Were          and        Ceded       (2 - 3)        Direct                       Direct
   Incurred         Assumed                               and Assumed    Ceded        and Assumed    Ceded
- ------------------------------------------------------------------------------------------------------------
 1. Prior ...      X X X X     X X X X      X X X X         15,497        1,301           2,092          376
 2. 1984.....       106,137      18,639       87,498       217,174       64,194          18,029        3,398
 3. 1985.....       192,240      26,911      165,329       138,803       40,219          12,291        2,936
 4. 1986.....       202,331      24,017      178,314       100,176        4,395           2,574          311
 5. 1987.....       189,764      16,036      173,728        80,912        1,613           3,518           25
 6. 1988.....       165,911      15,552      150,359        61,472       10,290           2,287          148
 7. 1989.....       170,922      20,368      150,554        82,943       12,546           3,502          251
 8. 1990.....       141,916      21,422      120,494        60,411       23,502           4,186          402
 9. 1991.....       147,900      22,185      125,715        35,702       14,546           2,924          229
10. 1992.....       170,799      28,851      141,948        40,903       18,255             619          107
11. 1993.....       211,121      36,625      174,496         9,752        2,106              88            4
- ------------------------------------------------------------------------------------------------------------
12. Totals ..      X X X X     X X X X      X X X X        843,745      192,967          52,110        8,187

                        SCHEDULE P - PART 1 - SUMMARY
                                 (000 omitted)

                      Loss and Loss Expense Payments
                  --------------------------------------
      1                                                          12
    Years               9           10             11
   in Which                                                   Number of
Premiums Were        Salvage    Unallocated       Total        Claims
  Earned and           and          Loss        Net Paid     Reported -
 Losses Were       Subrogation     Expense     (5 - 6 + 7    Direct and
   Incurred          Received     Payments      - 8 + 10)      Assumed
- -----------------------------------------------------------------------
 1. Prior ...               0           74        15,986       X X X X
 2. 1984.....               0        1,368       168,979       X X X X
 3. 1985.....               0        1,121       109,060       X X X X
 4. 1986.....               0          585        98,629       X X X X
 5. 1987.....               0          872        83,664       X X X X
 6. 1988.....               0          767        54,088       X X X X
 7. 1989.....               0          777        74,425       X X X X
 8. 1990.....               0          717        41,410       X X X X
 9. 1991.....               0          727        24,578       X X X X
10. 1992.....               0          790        23,950       X X X X
11. 1993.....               0          539         8,269       X X X X
- ----------------------------------------------------------------------
12. Totals ..               0        8,337       703,038       X X X X


Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

     1                                Losses Unpaid                                Allocated Loss Expenses Unpaid
    Years            -----------------------------------------------    ----------------------------------------------------
   in Which              Case Basis                Bulk + IBNR                 Case Basis                   Bulk + IBNR
Premiums Were     -----------------------    -----------------------    ------------------------    ------------------------
  Earned and          13            14           15           16            17            18            19             20
 Losses Were        Direct                     Direct                     Direct                      Direct
   Incurred      and Assumed      Ceded      and Assumed     Ceded     and Assumed       Ceded      and Assumed      Ceded
- ----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       102,727     101,173       25,290        23,790        9,166           7,667           0           0
 2. 1984.....        43,002      41,988       18,687        16,687        6,319           6,300           0           0
 3. 1985.....        29,532      27,836       25,609        21,609        3,563           3,563           0           0
 4. 1986.....        13,583      12,015       35,218        18,905          570              44           0           0
 5. 1987.....         9,534           0       24,163           114          313               9           0           0
 6. 1988.....        10,743         473       28,975           816          854             133           0           0
 7. 1989.....        10,075       1,927       28,631         3,568          698             128           0           0
 8. 1990.....        15,071       2,005       38,329         4,647          830             141           0           0
 9. 1991.....        19,813       2,353       55,735         5,469          441              66           0           0
10. 1992.....        24,852       6,914       91,641        19,078          869             327           0           0
11. 1993.....        15,753       2,411      127,124        17,146          119              26           0           0
- ----------------------------------------------------------------------------------------------------------------------------
12. Totals ..       294,685     199,095      499,402       113,829       23,742          18,404           0           0

     1
    Years            21              22           23           24
   in Which                                                 Number of
Premiums Were       Salvage     Unallocated     Total        Claims
  Earned and          and           Loss      Net Losses   Outstanding
 Losses Were     Subrogation      Expenses   and Expenses    Direct
   Incurred       Anticipated     Unpaid        Unpaid     and Assumed
- ----------------------------------------------------------------------
 1. Prior ...               0      1,640         6,193      X X X X
 2. 1984.....               0        684         3,717      X X X X
 3. 1985.....               0        476         6,172      X X X X
 4. 1986.....               0        217        18,624      X X X X
 5. 1987.....               0        152        34,039      X X X X
 6. 1988.....               0        171        39,321      X X X X
 7. 1989.....               0        161        33,942      X X X X
 8. 1990.....               0        240        47,677      X X X X
 9. 1991.....               0        336        68,437      X X X X
10. 1992.....               0        377        91,420      X X X X
11. 1993.....               0        251       123,664      X X X X
- -------------------------------------------------------------------
12. Totals ..               0      4,705       473,206      X X X X


    1
   Years                   Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
  in Which              Loss Expenses Incurred                 (Incurred/Premiums Earned)                Value of Money
Premiums Were      ----------------------------------    ---------------------------------------     ----------------------
  Earned and          25           26           27           28           29              30             31           32
 Losses Were        Direct                                 Direct                                                    Loss
  Incurred        and Assumed    Ceded        Net *      and Assumed     Ceded           Net            Loss        Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior ...      X X X X     X X X X      X X X X       X X X X       X X X X       X X X X
 2. 1984.....       305,263     132,567      172,696           287.6        711.2          197.4          0           0
 3. 1985.....       211,395      96,163      115,232           110.0        357.3           69.7          0           0
 4. 1986.....       152,923      35,670      117,253            75.6        148.5           65.8          0           0
 5. 1987.....       119,464       1,761      117,703            63.0         11.0           67.8          0           0
 6. 1988.....       105,269      11,860       93,409            63.4         76.3           62.1          0           0
 7. 1989.....       126,787      18,420      108,367            74.2         90.4           72.0          0           0
 8. 1990.....       119,784      30,697       89,087            84.4        143.3           73.9          0           0
 9. 1991.....       115,678      22,663       93,015            78.2        102.2           74.0          0           0
10. 1992.....       160,051      44,681      115,370            93.7        154.9           81.3          0           0
11. 1993.....       153,626      21,693      131,933            72.8         59.2           75.6          0           0
- ---------------------------------------------------------------------------------------------------------------------------
12. Totals...      X X X X     X X X X      X X X X         X X X X      X X X X        X X X X           0           0

     1
    Years                           Net Balance Sheet Reserves
  in Which                33              After Discount
Premiums Were        Inter-Company  --------------------------
  Earned and            Pooling          34           35
 Losses Were         Participation     Losses   Loss Expenses
  Incurred            Percentage       Unpaid       Unpaid
- ---------------------------------------------------------
 1. Prior ...            X X X X         3,054      3,139
 2. 1984.....                  0.0       3,014        703
 3. 1985.....                  0.0       5,696        476
 4. 1986.....                  0.0      17,881        743
 5. 1987.....                  0.0      33,583        456
 6. 1988.....                  0.0      38,429        892
 7. 1989.....                  0.0      33,211        731
 8. 1990.....                  0.0      46,748        929
 9. 1991.....                  0.0      67,726        711
10. 1992.....                  0.0      90,501        919
11. 1993.....                  0.0     123,320        344
- ---------------------------------------------------------
12. Totals ..            X X X X       463,163     10,043

*Net = (25 - 26) = (11 + 23)

Form 2

   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                             ................................
                                                           (NAME)

                        SCHEDULE P - PART 2 - SUMMARY

        1                         Incurred Losses and Allocated Expenses Reported At Year End (000 omitted)
  Years in Which   --------------------------------------------------------------------------------------------------------
   Losses Were        2          3             4             5            6              7           8               9
     Incurred       1984        1985         1986           1987        1988           1989         1990            1991
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior ........  128,144*   162,346      195,820       240,206      246,404         239,224      238,244         237,176
 2. 1984..........   60,552     82,999      126,437       161,385      161,351         161,239      161,861         161,913
 3. 1985.......... X X X X     113,049       97,094       102,501      101,219         101,108      101,696         101,916
 4. 1986.......... X X X X    X X X X       102,052        94,690       99,264          99,278       99,426          99,172
 5. 1987.......... X X X X    X X X X      X X X X        117,115      117,792         117,721      117,545         118,058
 6. 1988.......... X X X X    X X X X      X X X X       X X X X        98,342          98,213       99,140         101,606
 7. 1989.......... X X X X    X X X X      X X X X       X X X X      X X X X          124,356      125,078         122,988
 8. 1990.......... X X X X    X X X X      X X X X       X X X X      X X X X         X X X X        97,781          97,985
 9. 1991.......... X X X X    X X X X      X X X X       X X X X      X X X X         X X X X      X X X X           98,183
10. 1992.......... X X X X    X X X X      X X X X       X X X X      X X X X         X X X X      X X X X         X X X X
11. 1993.......... X X X X    X X X X      X X X X       X X X X      X X X X         X X X X      X X X X         X X X X
- ---------------------------------------------------------------------------------------------------------------------------
12. Totals ................................................................................................................

                     Incurred Losses and Allocated
                     Expenses Reported At Year End
        1                    (000 omitted)            Development**
  Years in Which    ---------------------------------------------------
   Losses Were         10           11              12            13
     Incurred         1992         1993          One Year      Two Year
- -----------------------------------------------------------------------
 1. Prior ........  244,464       245,964         1,500          8,788
 2. 1984..........  168,738       170,644         1,906          8,731
 3. 1985..........  110,329       113,635         3,306         11,719
 4. 1986..........  111,676       116,451         4,775         17,279
 5. 1987..........  116,835       116,679          (156)        (1,379)
 6. 1988..........   93,347        92,471          (876)        (9,135)
 7. 1989..........  107,796       107,429          (367)       (15,559)
 8. 1990..........   90,274        88,130        (2,144)        (9,855)
 9. 1991..........   92,269        91,952          (317)        (6,231)
10. 1992..........  111,259       114,203         2,944       X X X X
11. 1993.......... X X X X        131,143      X X X X        X X X X
- -----------------------------------------------------------------------
12. Totals ..............................        10,571          4,358

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

                         SCHEDULE P - PART 3 - SUMMARY

         1                             Cumulative Paid Losses and Allocated Expenses At Year End (000 omitted)
   Years in Which  -----------------------------------------------------------------------------------------------------------
    Losses Were         2           3            4             5            6                7             8             9
      Incurred        1984        1985         1986          1987         1988             1989          1990           1991
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior ........     000          44,212       84,198       116,645      155,976         185,238      205,534         218,697
 2. 1984..........       8,886      27,020       54,231        83,145      111,562         140,250      160,442         160,962
 3. 1985..........   X X X X         7,540       20,107        38,727       67,640          92,316       99,136         100,799
 4. 1986..........   X X X X     X X X X          2,133         5,971       16,908          18,130       68,094          85,232
 5. 1987..........   X X X X     X X X X      X X X X           1,257        9,326          27,059       41,079          58,499
 6. 1988..........   X X X X     X X X X      X X X X       X X X X          1,512          18,664       29,662          43,580
 7. 1989..........   X X X X     X X X X      X X X X       X X X X      X X X X             6,377       20,650          46,464
 8. 1990..........   X X X X     X X X X      X X X X       X X X X      X X X X         X X X X          6,565          17,099
 9. 1991..........   X X X X     X X X X      X X X X       X X X X      X X X X         X X X X      X X X X             3,982
10. 1992..........   X X X X     X X X X      X X X X       X X X X      X X X X         X X X X      X X X X         X X X X
11. 1993..........   X X X X     X X X X      X X X X       X X X X      X X X X         X X X X      X X X X         X X X X

- ------------------------------------------------------------------------------
                    Cumulative paid Losses              12            13
                    and Allocated Expenses          Number of      Number of
        1          At Year End (000) omitted          Claims         Claims
  Years in Which   -------------------------       Closed With       Closed
   Losses Were          10           11                Loss       Without Loss
     Incurred          1992         1993             Payment         Payment
- ------------------------------------------------------------------------------
 1. Prior ........    225,499      241,411           X X X X        X X X X
 2. 1984..........    161,067      167,611           X X X X        X X X X
 3. 1985..........     98,857      107,939           X X X X        X X X X
 4. 1986..........     92,466       98,044           X X X X        X X X X
 5. 1987..........     78,236       82,792           X X X X        X X X X
 6. 1988..........     49,617       53,321           X X X X        X X X X
 7. 1989..........     62,128       73,648           X X X X        X X X X
 8. 1990..........     32,162       40,693           X X X X        X X X X
 9. 1991..........     15,381       23,851           X X X X        X X X X
10. 1992..........     12,366       23,160           X X X X        X X X X
11. 1993..........   X X X X         7,730           X X X X        X X X X

Note: Net of salvage and subrogation received.

                                            SCHEDULE P - PART 4 - SUMMARY
- ------------------------------------------------------------------------------------------------------------------------
                   Bulk and Incurred But Not Reported Reserves on Losses and Allocated Expenses at Year End (000 omitted)
       1           -----------------------------------------------------------------------------------------------------
 Years in Which        2            3             4           5               6              7               8
 Were Incurred       1984         1985           1986        1987           1988           1989            1990
- ------------------------------------------------------------------------------------------------------------------------
 1.  Prior ........   90,064       28,747        11,354        8,418           728          4,306               0
 2.  1984..........   78,196       34,112        14,397       12,760           182            170               0
 3.  1985.......... X X X X       118,006        55,030       22,034         1,055          1,058               0
 4.  1986.......... X X X X      X X X X        144,748       92,604        57,171         61,017           9,666
 5.  1987.......... X X X X      X X X X       X X X X       193,233       145,304         70,270          60,995
 6.  1988.......... X X X X      X X X X       X X X X      X X X X         88,300         55,480          42,762
 7.  1989.......... X X X X      X X X X       X X X X      X X X X       X X X X         100,540          87,218
 8.  1990.......... X X X X      X X X X       X X X X      X X X X       X X X X        X X X X           74,974
 9.  1991.......... X X X X      X X X X       X X X X      X X X X       X X X X        X X X X         X X X X
10.  1992.......... X X X X      X X X X       X X X X      X X X X       X X X X        X X X X         X X X X
11.  1993.......... X X X X      X X X X       X X X X      X X X X       X X X X        X X X X         X X X X

                    Bulk and Incurred But Not Reported Reserves
                    on Losses and Allocated Expenses at Year End
      1                           (000 omitted)
Years in Which      -------------------------------------
 Losses Were             9            10            11
   Incurred             1991         1992          1993
 ---------------------------------------------------------------
  1.  Prior ........        0         9,476         1,500
  2.  1984..........        0         6,732         2,000
  3.  1985..........        0        10,216         4,000
  4.  1986..........        0        13,079        16,313
  5.  1987..........   46,429        11,627        24,049
  6.  1988..........   38,570        27,176        28,159
  7.  1989..........   61,085        28,397        25,063
  8.  1990..........   64,159        43,574        33,682
  9.  1991..........   85,172        58,656        50,266
 10.  1992.......... X X X X         83,688        72,563
 11.  1993.......... X X X X       X X X X        109,978

FORM 2

   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                             ................................
                                                        (NAME)


                  SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS

                                 (000 omitted)


      1                       Premiums Earned                      Loss and Loss Expense Payments
                        --------------------------       ---------------------------------------------------
    Years                  2          3          4           Loss Payments                Allocated Loss
  in Which                                                                               Expense Payments
Premiums Were           ---------------------------      ---------------------       -----------------------
 Earned and              Direct                 Net           5            6              7              8
 Losses Were              and       Ceded      (2-3)        Direct                      Direct
  Incurred              Assumed                          and Assumed     Ceded       and Assumed       Ceded
- -------------------------------------------------------------------------------------------------------------
 1. Prior   . . .      X X X X    X X X X    X X X X             0          0                0           0
 2. 1984  . . . .             0          0          0            0          0                0           0
 3. 1985  . . . .             0          0          0            0          0                0           0
 4. 1986  . . . .             0          0          0            0          0                0           0
 5. 1987  . . . .             0          0          0            0          0                0           0
 6. 1988  . . . .             0          0          0            0          0                0           0
 7. 1989  . . . .             0          0          0            0          0                0           0
 8. 1990  . . . .             0          0          0            0          0                0           0
 9. 1991  . . . .             0          0          0            0          0                0           0
10. 1992  . . . .             0          0          0            0          0                0           0
11. 1993  . . . .             0          0          0            0          0                0           0
- -------------------------------------------------------------------------------------------------------------
12. Totals  . . .      X X X X    X X X X    X X X X             0          0                0           0


      1                       Loss and Loss Expense Payments
                       --------------------------------------------
    Years                   9               10               11               12
  in Which                                                                 Number of
Premiums Were            Salvage        Unallocated         Total           Claims
 Earned and                and             Loss           Net Paid        Reported -
 Losses Were           Subrogation        Expense        (5 - 6 + 7       Direct and
  Incurred              Received         Payments         - 8 + 10)         Assumed
- ------------------------------------------------------------------------------------
 1. Prior . . . .              0                0                0         X X X X
 2. 1984  . . . .              0                0                0                0
 3. 1985  . . . .              0                0                0                0
 4. 1986  . . . .              0                0                0                0
 5. 1987  . . . .              0                0                0                0
 6. 1988  . . . .              0                0                0                0
 7. 1989  . . . .              0                0                0                0
 8. 1990  . . . .              0                0                0                0
 9. 1991  . . . .              0                0                0                0
10. 1992  . . . .              0                0                0                0
11. 1993  . . . .              0                0                0                0
- ------------------------------------------------------------------------------------
12. Totals  . . .              0                0                0         X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


     1                                Losses Unpaid                        Allocated Loss Expenses Unpaid
   Years               -----------------------------------------    ----------------------------------------
 in Which                   Case Basis            Bulk & IBNR           Case Basis            Bulk & IBNR
Premiums Were          -------------------  --------------------    ------------------   -------------------
 Earned and                13         14         15         16         17         18          19         20
 Losses Were             Direct                Direct                Direct                 Direct
  Incurred             and Assumed   Ceded   and Assumed   Ceded   and Assumed   Ceded    and Assumed  Ceded
- ----------------------------------------------------------------------------------------------------------------
 1. Prior   . . .                0       0             0       0             0        0              0      0
 2. 1984  . . . .                0       0             0       0             0        0              0      0
 3. 1985  . . . .                0       0             0       0             0        0              0      0
 4. 1986  . . . .                0       0             0       0             0        0              0      0
 5. 1987  . . . .                0       0             0       0             0        0              0      0
 6. 1988  . . . .                0       0             0       0             0        0              0      0
 7. 1989  . . . .                0       0             0       0             0        0              0      0
 8. 1990  . . . .                0       0             0       0             0        0              0      0
 9. 1991  . . . .                0       0             0       0             0        0              0      0
10. 1992  . . . .                0       0             0       0             0        0              0      0
11. 1993  . . . .                0       0             0       0             0        0              0      0
- ----------------------------------------------------------------------------------------------------------------
12. Totals  . . .                0       0             0       0             0        0              0      0

     1
   Years                       21               22               23               24
  in Which                                                                     Number of
 Premiums Were               Salvage        Unallocated         Total           Claims
  Earmed and                   and             Loss          Net Losses       Outstanding-
  Losses Were              Subrogation       Expenses       and Expenses      Direct and
   Incurred                Anticipated        Unpaid           Unpaid           Assumed
- -------------------------------------------------------------------------------------------
 1. Prior   . . .                    0              0                0                 0
 2. 1984  . . . .                    0              0                0                 0
 3. 1985  . . . .                    0              0                0                 0
 4. 1986  . . . .                    0              0                0                 0
 5. 1987  . . . .                    0              0                0                 0
 6. 1988  . . . .                    0              0                0                 0
 7. 1989  . . . .                    0              0                0                 0
 8. 1990  . . . .                    0              0                0                 0
 9. 1991  . . . .                    0              0                0                 0
10. 1992  . . . .                    0              0                0                 0
11. 1993  . . . .                    0              0                0                 0
- -------------------------------------------------------------------------------------------
12. Totals  . . .                    0              0                0                 0

    1                          Total Losses and         Loss and Loss Expense Percentage
  Year                      Loss Expenses Incurred         (Incurred/Premiums Earned)
in Which              ------------------------------   ---------------------------------
Premiums Were              25         26         27         28          29            30
 Earned and
Losses Were              Direct                           Direct
 Incurred             and Assumed   Ceded       Net*   and Assumed     Ceded         Net
- ------------------------------------------------------------------------------------------
 1. Prior . . . .      X X X X   X X X X    X X X X      X X X X    X X X X       X X X X
 2. 1984  . . . .             0         0          0          0.0        0.0           0.0
 3. 1985  . . . .             0         0          0          0.0        0.0           0.0
 4. 1986  . . . .             0         0          0          0.0        0.0           0.0
 5. 1987  . . . .             0         0          0          0.0        0.0           0.0
 6. 1988  . . . .             0         0          0          0.0        0.0           0.0
 7. 1989  . . . .             0         0          0          0.0        0.0           0.0
 8. 1990  . . . .             0         0          0          0.0        0.0           0.0
 9. 1991  . . . .             0         0          0          0.0        0.0           0.0
10. 1992  . . . .             0         0          0          0.0        0.0           0.0
11. 1993  . . . .             0         0          0          0.0        0.0           0.0
- ------------------------------------------------------------------------------------------
12. Totals  . . .      X X X X   X X X X    X X X X      X X X X    X X X X       X X X X

    1                  Discount for Time                              Net Balance Sheet Reserves
   Years                Value of Money                  33                  After Discount
 in Which            -----------------------                          --------------------------
Premiums Were         31               32          Inter-Company         34               35
Earned and                                            Pooling                            Loss
Losses Were                           Loss         Participation       Losses          Expenses
 Incurred            Loss            Expense        Percentage         Unpaid           Unpaid
- --------------------------------------------------------------------------------------------------
 1. Prior . . . .       0                 0           X X X X              0                  0
 2. 1984  . . . .       0                 0                0.0             0                  0
 3. 1985  . . . .       0                 0                0.0             0                  0
 4. 1986  . . . .       0                 0                0.0             0                  0
 5. 1987  . . . .       0                 0                0.0             0                  0
 6. 1988  . . . .       0                 0                0.0             0                  0
 7. 1989  . . . .       0                 0                0.0             0                  0
 8. 1990  . . . .       0                 0                0.0             0                  0
 9. 1991  . . . .       0                 0                0.0             0                  0
10. 1992  . . . .       0                 0                0.0             0                  0
11. 1993  . . . .       0                 0                0.0             0                  0
- --------------------------------------------------------------------------------------------------
12. Totals  . . .       0                 0           X X X X              0                  0

*Net = (25 - 26) = (11 + 23)

FORM 2

   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                             ................................
                                                          (Name)

        SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                                 (000 omitted)


      1             Premiums Earned                           Loss and Loss Expense Payments
             ---------------------------   ----------------------------------------------------------------------
    Years       2         3       4          Loss Payments    Allocated Loss         9           10         11          12
  In Which                                                   Expense Payments                                        Number of
Premuims Were                              ----------------  ------------------   Salvage    Unallocated    Total      Claims
 Earned and  Direct               Net         5         6        7         8        and         Loss     Net Paid    Reported-
Losses Were    and      Ceded   (2 - 3)     Direct             Direct            Subrogation    Expense     (5-6+7    Direct and
  Incurred   Assumed                     and Assumed  Ceded  and Assumed  Ceded    Received     Payments    -8 +10)    Assumed
- -------------------------------------------------------------------------------------------------------------------------------
 1. Prior .. X X X X   X X X X   X X X X          0       0         0        0         0            0            0     X X X X
 2. 1984....        0         0         0         0       0         0        0         0            0            0            0
 3. 1985....        0         0         0         0       0         0        0         0            0            0            0
 4. 1986....    3,049        71     2,978     2,090       3         6        1         0           23        2,115            0
 5. 1987....    1,854       168     1,686     1,989       0        11        0         0           26        2,029            0
 6. 1988....    2,823        88     2,735     1,735       2         5        0         0           28        1,766            0
 7. 1989....    2,781       108     2,673       371       0         9        0         0           19          399            0
 8. 1990....    1,743       151     1,592       194       8         3        0         0           13          202            0
 9. 1991....      867        28       839       213      44        11        0         0           10          190            0
10. 1992....      682        21       661       121      66         2        0         0            7           64            0
11. 1993....      492        50       442         0       0         0        0         0            2            2            0
- -------------------------------------------------------------------------------------------------------------------------------
12. Totals.. X X X X   X X X X   X X X X      6,713     123        47        1         0          131        6,767     X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


    1
                                 Losses Unpaid                              Allocated Loss Expenses Unpaid
  Years       ---------------------------------------------    ----------------------------------------------------
 In Which           Case Basis             Bulk + IBNR               Case Basis                  Bulk + IBNR
Premiums Were ---------------------   ---------------------    ---------------------      -------------------------
 Earned and       13           14          15         16            17           18           19            20
Losses Were     Direct                   Direct                   Direct                    Direct
  Incurred    and Assumed     Ceded   and Assumed   Ceded      and Assumed     Ceded      and Assumed      Ceded
- -------------------------------------------------------------------------------------------------------------------
 1. Prior ...         0        0           0          0            0            0                 0             0
 2. 1984.....         0        0           0          0            0            0                 0             0
 3. 1985.....         0        0           0          0            0            0                 0             0
 4. 1986.....        27       27           0          0            0            0                 0             0
 5. 1987.....        56        0           5          0            0            0                 0             0
 6. 1988.....        12        0         225          0            0            0                 0             0
 7. 1989.....        87        0         650          0            0            0                 0             0
 8. 1990.....        24        0         900          0            0            0                 0             0
 9. 1991.....        49        0         300          0            0            0                 0             0
10. 1992.....        97        0         324          0            0            0                 0             0
11. 1993.....        25        0         347          0            0            0                 0             0
- -------------------------------------------------------------------------------------------------------------------
12. Totals...       377       27       2,751          0            0            0                 0             0


     1
   Years            21           22             23              24
  In Which                                                    Number
Premiums Were    Salvage    Unallocated        Total        of Claims
 Earned and        and          Loss        Net Losses     Outstanding -
Losses Were    Subrogation    Expenses     and Expenses     Direct and
 Incurred      Anticipated     Unpaid         Unpaid         Assumed
- ------------------------------------------------------------------------
 1. Prior ..            0           0               0               0
 2. 1984.....           0           0               0               0
 3. 1985.....           0           0               0               0
 4. 1986.....           0           0               0               0
 5. 1987.....           0           1              62               0
 6. 1988.....           0           0             237               0
 7. 1989.....           0           1             738               0
 8. 1990.....           0           0             924               0
 9. 1991.....           0           1             350               0
10. 1992.....           0           2             423               0
11. 1993.....           0           0             372               0
- ------------------------------------------------------------------------
12. Totals...           0           5           3,106               0


     1                           Total Losses and                      Loss and Loss Expense Percentage
   Years                     Loss Expenses Incurrred                     (Incurred/Premiums Earned)
  In Which         -----------------------------------------    ------------------------------------------
Premiums Were           25              26              27          28             29            30
 Earned and
 Losses Were          Direct                                      Direct
  Incurred         and Assumed        Ceded            Net*     and Assumed       Ceded          Net
- ----------------------------------------------------------------------------------------------------------
 1. Prior.....        X X X X        X X X X        X X X X         X X X X        X X X X       X X X X
 2. 1984......               0              0              0             0.0            0.0           0.0
 3. 1985......               0              0              0             0.0            0.0           0.0
 4. 1986......           2,146             31          2,115            70.4           43.7          71.0
 5. 1987......           2,091              0          2,091           112.8            0.0         124.0
 6. 1988......           2,005              2          2,003            71.0            2.3          73.2
 7. 1989......           1,137              0          1,137            40.9            0.0          42.5
 8. 1990......           1,134              8          1,126            65.1            5.3          70.7
 9. 1991......             584             44            540            67.4          157.1          64.4
10. 1992......             553             66            487            81.1          314.3          73.7
11. 1993......             374              0            374            76.0            0.0          84.6
- ----------------------------------------------------------------------------------------------------------
12. Totals....        X X X X        X X X X        X X X X         X X X X        X X X X       X X X X

    1                   Discount for Time                         Net Balance Sheet Reserves
  Years                   Value of Money               33               After Discount
In Which                ------------------                        --------------------------
Premiums Were           31             32        Inter-Company       34            35
 Earned and                                         Pooling                       Loss
Losses Were                           Loss       Participation     Losses       Expenses
  Incurred             Loss         Expense        Percentage      Unpaid        Unpaid
- --------------------------------------------------------------------------------------------
 1. Prior.....           0              0           X X X X            0            0
 2. 1984......           0              0                0.0           0            0
 3. 1985......           0              0                0.0           0            0
 4. 1986......           0              0                0.0           0            0
 5. 1987......           0              0                0.0          61            1
 6. 1988......           0              0                0.0         237            0
 7. 1989......           0              0                0.0         737            1
 8. 1990......           0              0                0.0         924            0
 9. 1991......           0              0                0.0         349            1
10. 1992......           0              0                0.0         421            2
11. 1993......           0              0                0.0         372            0
- --------------------------------------------------------------------------------------------
12. Totals....           0              0           X X X X        3,101            5

* Net = (25-26) = (11+23)

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                         (Name)


         SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
                                 (000 omitted)


                                                 Premiums Earned                                    Loss and Loss Expense Payments
           1                    -----------------------------------------------                      ------------------------------
         Years                     2                    3                   4
        in Which                                                                                              Loss Payments
     Premiums Were                                                                                   ------------------------------
       Earned and                Direct                                    Net                         5                     6
      Losses Were                 and                 Ceded               (2-3)                      Direct
        Incurred                Assumed                                                            and Assumed              Ceded
- ---------------------------------------------------------------------------------------------------------------------------------
 1. Prior  .........           X X X X              X X X X                X X X X                           0                  (6)
 2. 1984   .........             17,411                1,438                 15,973                     42,629               6,585
 3. 1985   .........             35,365                1,726                 33,639                     25,653               2,739
 4. 1986   .........             24,171                  561                 23,610                     16,550                  17
 5. 1987   .........             18,511                1,679                 16,832                     17,702                   0
 6. 1988   .........             30,786                  967                 29,819                     17,734                 294
 7. 1989   .........             39,139                2,537                 36,602                     21,649                 889
 8. 1990   .........             18,768                2,134                 16,634                      6,479               1,379
 9. 1991   .........             21,343                3,377                 17,966                      4,593               1,568
10. 1992   .........             19,860                2,573                 17,287                      2,399               2,245
11. 1993   .........             16,774                3,958                 12,816                          6                   0
- ----------------------------------------------------------------------------------------------------------------------------------
12. Totals .........           X X X X              X X X X                X X X X                     155,394              15,710


                                                  Loss and Loss Expense Payments
                        -------------------------------------------------------------------------------------
       1
     Years                   Allocated Loss                     9                 10                 11                 12
    in Which                Expense Payments                                                                         Number of
 Premiums Were          ----------------------------           Salvage          Unallocated           Total             Claims
   Earned and                7                 8                 and               Loss             Net Paid          Reported -
  Losses Were             Direct                             Subrogation          Expense          (5 - 6 + 7         Direct and
    Incurred            and Assumed          Ceded             Received          Payments           - 8 + 10)           Assumed
- ---------------------------------------------------------------------------------------------------------------------------------
 1. Prior  .......            (28)            (22)                   0                  0                  0            X X X X
 2. 1984   .......          2,732             270                    0                318             38,824                   0
 3. 1985   .......            876              99                    0                251             23,942                   0
 4. 1986   .......            123               0                    0                125             16,781                   0
 5. 1987   .......            155               0                    0                208             18,065                   0
 6. 1988   .......            155              13                    0                184             17,766                   0
 7. 1989   .......            220              26                    0                186             21,140                   0
 8. 1990   .......            309              74                    0                113              5,448                   0
 9. 1991   .......            247               9                    0                106              3,369                   0
10. 1992   .......             49               0                    0                 81                284                   0
11. 1993   .......              0               0                    0                 36                 42                   0
- --------------------------------------------------------------------------------------------------------------------------------
12. Totals .......          4,838             469                    0              1,608            145,661            X X X X

Note: For "prior" report amounts paid or received in current year only.
      Report cumulative amounts of paid or received for specific years. Report loss payments net of salvage and subrogation received.


        1                                   Losses Unpaid                              Allocated Loss Expenses Unpaid
      Years          ------------------------------------------------------------      ------------------------------
    in Which                 Case Basis                        Bulk + IBNR                      Case Basis
  Premiums Were      --------------------------         -------------------------        --------------------------
   Earned and              13               14               15               16               17               18
  Losses Were            Direct                           Direct                            Direct
    Incurred          and Assumed         Ceded         and Assumed         Ceded         and Assumed         Ceded
 ------------------------------------------------------------------------------------------------------------------
 1. Prior  ........       12,676         12,676             4,556           4,556                215            215
 2. 1984   ........        5,904          5,904             3,076           3,076                 98             98
 3. 1985   ........        3,140          3,130             1,603           1,603                322            322
 4. 1986   ........          321            321               749             749                 14             14
 5. 1987   ........          491              0                28              28                  9              9
 6. 1988   ........          110              0             2,698             198                  9              2
 7. 1989   ........        1,067             48             6,865             865                 81             11
 8. 1990   ........        2,529            532             5,427           1,127                144             23
 9. 1991   .......         2,998             77             7,574           1,324                 69              2
10. 1992   ........        3,123            298            10,367           1,367                107             11
11. 1993   ........        1,344            168             9,640             612                 43              3
- -------------------------------------------------------------------------------------------------------------------
12. Totals ........       33,703         23,154            52,633          15,505              1,111            710



       1
    Years                                                    21             22               23               24
   in Which                                                                                                 Number of
 Premiums Were                                            Salvage        Unallocated         Total           Claims
   Earned and              19               20              and              Loss         Net Losses       Outstanding
  Losses Were            Direct                         Subrogation        Expenses       and Expenses     Direct and
    Incurred          and Assumed         Ceded         Anticipated        Unpaid           Unpaid           Assumed
- ----------------------------------------------------------------------------------------------------------------------
 1. Prior  ........           0             0                   0             202                202              0
 2. 1984   ........           0             0                   0              94                 94              0
 3. 1985   ........           0             0                   0              50                 60              0
 4. 1986   ........           0             0                   0               5                  5              0
 5. 1987   ........           0             0                   0               8                549              0
 6. 1988   ........           0             0                   0               2              2,619              0
 7. 1989   ........           0             0                   0              17              7,106              0
 8. 1990   ........           0             0                   0              40              6,458              0
 9. 1991   ........           0             0                   0              48              9,286              0
10. 1992   ........           0             0                   0              50             11,971              0
11. 1993   ........           0             0                   0              21             10,265              0
- ----------------------------------------------------------------------------------------------------------------------
12. Totals ........           0             0                   0             537             48,615              0


    1                              Total Losses and                           Loss and Loss Expense Percentage
   Years                        Loss Expenses Incurred                          (Incurred/Premiums Earned)
  in Which            ------------------------------------------         ------------------------------------------
Premiums Were            25               26               27               28               29               30
 Earned and
  Losses Were          Direct                                            Direct
  Incurred          and Assumed         Ceded             Net*         and Assumed         Ceded             Net
- -------------------------------------------------------------------------------------------------------------------
 1. Prior  ........    X X X X         X X X X         X X X X         X X X X           X X X X         X X X X
 2. 1984   ........      54,851          15,933          38,918           315.0           1,108.0           243.6
 3. 1985   ........      31,895           7,893          24,002            90.2             457.3            71.4
 4. 1986   ........      17,887           1,101          16,786            74.0             196.3            71.1
 5. 1987   ........      18,651              37          18,614           100.8               2.2           110.6
 6. 1988   ........      20,892             507          20,385            67.9              52.4            68.4
 7. 1989   ........      30,085           1,839          28,246            76.9              72.5            77.2
 8. 1990   ........      15,041           3,135          11,906            80.1             146.9            71.6
 9. 1991   ........      15,635           2,980          12,655            73.3              88.2            70.4
10. 1992   ........      16,176           3,921          12,255            81.5             152.4            70.9
11. 1993   ........      11,090             783          10,307            66.1              19.8            80.4
- -------------------------------------------------------------------------------------------------------------------
12. Totals ........    X X X X         X X X X         X X X X         X X X X           X X X X         X X X X


                          Discount for Time                               Net Balance Sheet Reserves
     Years                 Value of Money                                       After Discount
    in Which          ------------------------            33             ----------------------------
  Premiums Were          31               32         Inter-Company          34                35
    Earned and                                          Pooling                              Loss
   Losses Were                           Loss        Participation        Losses           Expenses
     Incurred           Loss           Expense        Percentage          Unpaid            Unpaid
- -----------------------------------------------------------------------------------------------------
 1. Prior  ........       0                0          X X X X                0                202
 2. 1984   ........       0                0               0.0               0                 94
 3. 1985   ........       0                0               0.0              10                 50
 4. 1986   ........       0                0               0.0               0                  5
 5. 1987   ........       0                0               0.0             541                  8
 6. 1988   ........       0                0               0.0           2,610                  9
 7. 1989   ........       0                0               0.0           7,019                 87
 8. 1990   ........       0                0               0.0           6,297                161
 9. 1991   ........       0                0               0.0           9,171                115
10. 1992   ........       0                0               0.0          11,825                146
11. 1993   ........       0                0               0.0          10,204                 61
- -----------------------------------------------------------------------------------------------------
12. Totals ........       0                0          X X X X           47 677                938

*Net = (25 - 26) = (11 + 23)

Form 2

   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                             ................................
                                                           (Name)

                  SCHEDULE P - PART 1D - WORKERS' COMPENSATION

                                 (000 omitted)

      1                      Premiums Earned                        Loss and Loss Expense Payments
                        -----------------------------    ---------------------------------------------------
    Years                  2          3          4           Loss Payments                Allocated Loss
  in Which                                                                               Expense Payments
Premiums Were                                            ---------------------       -----------------------
 Earned and              Direct                 Net           5            6              7              8
 Losses Were              and       Ceded      (2-3)        Direct                      Direct
  Incurred              Assumed                          and Assumed     Ceded       and Assumed       Ceded
- ------------------------------------------------------------------------------------------------------------
 1. Prior   . . .      X X X X    X X X X    X X X X            79           13            160          0
 2. 1984  . . . .         6,249        946      5,303        9,233        1,216            766         45
 3. 1985  . . . .        10,366      1,275      9,091        8,158          521            182         24
 4. 1986  . . . .         6,198        194      6,004        4,826            0             52          0
 5. 1987  . . . .         2,648         35      2,613        1,012            0              0          0
 6. 1988  . . . .         1,790         69      1,721          127            0              1          0
 7. 1989  . . . .         5,235         44      5,191        3,468          500             92          1
 8. 1990  . . . .         3,600         (6)     3,606        1,607          302            236         38
 9. 1991  . . . .         4,655        465      4,091           32            0              0          0
10. 1992  . . . .        12,979      1,696     11,283          250          180             11          2
11. 1993  . . . .        17,032      3,079     13,953            0            0              0          0
- ------------------------------------------------------------------------------------------------------------
12. Totals  . . .      X X X X    X X X X    X X X X        28,792        2,732          1,500        110


                                Loss and Loss Expense Payments
        1             -------------------------------------------------
      Years                   9               10               11               12
    in Which                                                                Number of
 Premiums Were             Salvage        Unallocated         Total           Claims
   Earned and                and             Loss           Net Paid        Reported -
  Losses Were            Subrogation        Expense        (5 - 6 + 7       Direct and
    Incurred              Received         Payments         - 8 + 10)         Assumed
- ---------------------------------------------------------------------------------------
 1.  Prior . . . .               0                0              226        X X X X
 2.  1984  . . . .               0               75            8,813               0
 3.  1985  . . . .               0               57            7,852               0
 4.  1986  . . . .               0               13            4,891               0
 5.  1987  . . . .               0               22            1,034               0
 6.  1988  . . . .               0               15              143               0
 7.  1989  . . . .               0               19            3,078               0
 8.  1990  . . . .               0               31            1,534               0
 9.  1991  . . . .               0               25               57               0
10.  1992  . . . .               0               34              113               0
11.  1993  . . . .               0                0                0               0
- ---------------------------------------------------------------------------------------
12.  Totals. . . .               0              291           27,741        X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


      1
                                      Losses Unpaid                        Allocated Loss Expenses Unpaid
    Years              -----------------------------------------   -----------------------------------------
  in Which                  Case Basis            Bulk & IBNR           Case Basis            Bulk & IBNR
Premiums Were          -------------------   -------------------   -------------------    ------------------
 Earned and                13         14         15         16         17         18          19         20
 Losses Were             Direct                Direct                Direct                 Direct
  Incurred             and Assumed   Ceded   and Assumed   Ceded   and Assumed   Ceded    and Assumed  Ceded
- ------------------------------------------------------------------------------------------------------------
 1. Prior   . . .         10,454    10,454         556        556        245      245           0        0
 2. 1984  . . . .          9,584     9,584         375        375        268      268           0        0
 3. 1985  . . . .          4,373     4,373         195        195        715      715           0        0
 4. 1986  . . . .            332         0       1,053         91          9        0           0        0
 5. 1987  . . . .            102         0         882          3          3        0           0        0
 6. 1988  . . . .             72         0         851         24          6        0           0        0
 7. 1989  . . . .            706       500       1,173        106         14        1           0        0
 8. 1990  . . . .             99         1         744        137         66       17           0        0
 9. 1991  . . . .            642         0       2,222        162         12        0           0        0
10. 1992  . . . .            154         0      11,418      4,125          3        0           0        0
11. 1993  . . . .            103         0      11,172      2,191          2        0           0        0
- ------------------------------------------------------------------------------------------------------------
12. Totals  . . .         26,621    24,912      30,641      7,965      1,343    1,246           0        0


      1

    Years                  21               22               23               24
  in Which                                                                Number of
Premiums Were            Salvage        Unallocated         Total           Claims
 Earned and               and             Loss          Net Losses       Outstanding -
 Losses Were          Subrogation       Expenses       and Expenses      Direct and
  Incurred            Anticipated        Unpaid           Unpaid           Assumed
- ---------------------------------------------------------------------------------------
 1.  Prior . . . .            0            167              167                0
 2.  1984  . . . .            0            153              153                0
 3.  1985  . . . .            0             70               70                0
 4.  1986  . . . .            0              5            1,308                0
 5.  1987  . . . .            0              2              986                0
 6.  1988  . . . .            0              1              906                0
 7.  1989  . . . .            0             11            1,297                0
 8.  1990  . . . .            0              2              756                0
 9.  1991  . . . .            0             10            2,724                0
10.  1992  . . . .            0              2            7,452                0
11.  1993  . . . .            0              2            9,088                0
- ---------------------------------------------------------------------------------------
12.  Totals. . . .            0            425           24,907                0


      1

    Years                      Total Losses and         Loss and Loss Expense Percentage
  in Which                  Loss Expenses Incurred         (Incurred/Premiums Earned)
Premiums Were         ------------------------------    --------------------------------
 Earned and                25         26         27         28          29            30
 Losses Were             Direct                           Direct
  Incurred            and Assumed   Ceded       Net*   and Assumed     Ceded         Net
- -------------------------------------------------------------------------------------------
 1. Prior   . . .     X X X X     X X X X   X X X X     X X X X       X X X X      X X X X
 2. 1984  . . . .       20,454      11,488     8,966       327.3      1,214.4        169.1
 3. 1985  . . . .       13,750       5,828     7,922       132.6        457.1         87.1
 4. 1986  . . . .        6,290          91     6,199       101.5         46.9        103.2
 5. 1987  . . . .        2,023           3     2,020        76.4          8.6         77.3
 6. 1988  . . . .        1,073          24     1,049        59.9         34.8         61.0
 7. 1989  . . . .        5,483       1,108     4,375       104.7      2,518.2         84.3
 8. 1990  . . . .        2,785         495     2,290        77.4     (8,250.0)        63.5
 9. 1991  . . . .        2,943         162     2,781        63.2         28.7         68.0
10. 1992  . . . .       11,872       7,307     7,565        91.5        254.0         67.0
11. 1993  . . . .       11,279       2,191     9,088        66.2         71.2         65.1
- -------------------------------------------------------------------------------------------
12. Totals  . . .     X X X X     X X X X   X X X X     X X X X      X X X X       X X X X


      1
                         Discount for Time                              Net Balance Sheet Reserves
    Years                  Value of Money                  33                  After Discount
  in Which            ----------------------                            --------------------------
Premiums Were           31               32          Inter-Company         34               35
 Earned and                                             Pooling                            Loss
 Losses Were                            Loss         Participation       Losses          Expenses
  Incurred             Loss            Expense        Percentage         Unpaid           Unpaid
- --------------------------------------------------------------------------------------------------
 1.  Prior . . . .         0              0            X X X X                 0            167
 2.  1984  . . . .         0              0                 0.0                0            153
 3.  1985  . . . .         0              0                 0.0                0             70
 4.  1986  . . . .         0              0                 0.0            1,294             14
 5.  1987  . . . .         0              0                 0.0              981              5
 6.  1988  . . . .         0              0                 0.0              899              7
 7.  1989  . . . .         0              0                 0.0            1,273             24
 8.  1990  . . . .         0              0                 0.0              705             51
 9.  1991  . . . .         0              0                 0.0            2,702             22
10.  1992  . . . .         0              0                 0.0            7,447              5
11.  1993  . . . .         0              0                 0.0            9,084              4
- --------------------------------------------------------------------------------------------------
12.  Totals. . . .         0              0            X X X X            24,385            522

*Net = (25 - 26) = (11 + 23)

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                               .............................
                                                           (Name)

               SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL

                                (000 omitted)

      1                        Premiums Earned                     Loss and Loss Expense Payments
                       -------------------------------   ---------------------------------------------------
    Years                  2          3          4           Loss Payments                Allocated Loss
  in Which                                                                               Expense Payments
Premiums Were                                            ----------------------      -----------------------
 Earned and              Direct                 Net           5            6              7              8
 Losses Were              and       Ceded      (2-3)        Direct                      Direct
  Incurred              Assumed                          and Assumed     Ceded       and Assumed       Ceded
- ------------------------------------------------------------------------------------------------------------
 1. Prior   . . .      X X X X     X X X X    X X X X         1,317           0             108            0
 2. 1984  . . . .         8,194       1,446      6,748       12,677       1,225             756            0
 3. 1985  . . . .        16,107       1,483     14,624        7,094          26             263            0
 4. 1986  . . . .         9,098         697      8,401        1,727           0               0            0
 5. 1987  . . . .         3,976         457      3,519        1,372           0               0            0
 6. 1988  . . . .         2,111       1,469        642          351           6               0            0
 7. 1989  . . . .         4,548           0      4,548        4,318           0             102            0
 8. 1990  . . . .         3,448           0      3,448        2,484           0             115            0
 9. 1991  . . . .         1,556           0      1,556          540           0               0            0
10. 1992  . . . .         1,182          90      1,092          178           0             133            0
11. 1993  . . . .        10,042           0     10,042        2,831           0              16            0
- ------------------------------------------------------------------------------------------------------------
12. Totals  . . .      X X X X     X X X X    X X X X        34,889       1,257           1,493            0


     1                     Loss and Loss Expense Payments
                    --------------------------------------------
    Years                9               10               11               12
  in Which                                                             Number of
Premiums Were         Salvage        Unallocated         Total           Claims
 Earned and             and             Loss           Net Paid        Reported -
 Losses Were        Subrogation        Expense        (5 - 6 + 7       Direct and
  Incurred           Received         Payments         - 8 + 10)         Assumed
- ---------------------------------------------------------------------------------
  1.  Prior . . . .       0                 6             1,431         X X X X
  2.  1984  . . . .       0                89            12,297                0
  3.  1985  . . . .       0                73             7,404                0
  4.  1986  . . . .       0                33             1,760                0
  5.  1987  . . . .       0                38             1,410                0
  6.  1988  . . . .       0                32               377                0
  7.  1989  . . . .       0                31             4,451                0
  8.  1990  . . . .       0                26             2,625                0
  9.  1991  . . . .       0                17               557                0
 10.  1992  . . . .       0                18               329                0
 11.  1993  . . . .       0                14             2,861                0
- --------------------------------------------------------------------------------
 12.  Totals. . . .       0               377            35,502         X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

      1
                                      Losses Unpaid                     Allocated Loss Expenses Unpaid
    Years              -----------------------------------------   -----------------------------------------
  in Which                  Case Basis            Bulk & IBNR           Case Basis            Bulk & IBNR
Premiums Were          --------------------  -------------------   -------------------    ------------------
 Earned and                13         14         15         16         17         18          19         20
 Losses Were             Direct                Direct                Direct                 Direct
  Incurred             and Assumed   Ceded   and Assumed   Ceded   and Assumed   Ceded    and Assumed  Ceded
- ------------------------------------------------------------------------------------------------------------
 1. Prior   . . .          5,626      5,626         0          0         105       105          0          0
 2. 1984  . . . .          2,490      2,490         0          0          47        47          0          0
 3. 1985  . . . .          1,433      1,033         0          0          27        27          0          0
 4. 1986  . . . .              0          0     1,200          0           0         0          0          0
 5. 1987  . . . .              0          0       300          0           0         0          0          0
 6. 1988  . . . .              0          0       200          0           0         0          0          0
 7. 1989  . . . .              0          0       600          0           0         0          0          0
 8. 1990  . . . .              0          0       800          0           0         0          0          0
 9. 1991  . . . .             72          0       600          0           1         0          0          0
10. 1992  . . . .          1,238          0       250          0          23         0          0          0
11. 1993  . . . .            438          0     4,763          0           8         0          0          0
- ------------------------------------------------------------------------------------------------------------
12. Totals  . . .         11,297      9,149     8,713          0         211       179          0          0

      1

    Years                  21               22               23               24
  in Which                                                                Number of
Premiums Were            Salvage        Unallocated         Total           Claims
 Earned and                and             Loss          Net Losses       Outstanding
 Losses Were           Subrogation       Expenses       and Expenses      Direct and
  Incurred             Anticipated        Unpaid           Unpaid           Assumed
- -------------------------------------------------------------------------------------
 1.  Prior . . . .           0               90                90               0
 2.  1984  . . . .           0               40                40               0
 3.  1985  . . . .           0               23               423               0
 4.  1986  . . . .           0                0             1,200               0
 5.  1987  . . . .           0                0               300               0
 6.  1988  . . . .           0                0               200               0
 7.  1989  . . . .           0                0               600               0
 8.  1990  . . . .           0                0               800               0
 9.  1991  . . . .           0                1               674               0
10.  1992  . . . .           0               20             1,531               0
11.  1993  . . . .           0                7             5,216               0
- ---------------------------------------------------------------------------------
12.  Totals. . . .           0              181            11,074               0

      1
                               Total Losses and         Loss and Loss Expense Percentage
    Years                   Loss Expenses Incurred         (Incurred/Premiums Earned)
  in Which            --------------------------------- ------------------------------------
Premiums Were              25         26         27         28          29            30
 Earned and
 Losses Were             Direct                           Direct
  Incurred            and Assumed   Ceded       Net*   and Assumed     Ceded         Net
- --------------------------------------------------------------------------------------------
 1. Prior   . . .        X X X X    X X X X    X X X X    X X X X    X X X X         X X X X
 2. 1984  . . . .          16,099      3,762     12,337      196.5       260.2         182.8
 3. 1985  . . . .           8,913      1,086      7,827       55.3        73.2          53.5
 4. 1986  . . . .           2,960          0      2,960       32.5         0.0          35.2
 5. 1987  . . . .           1,710          0      1,710       43.0         0.0          48.6
 6. 1988  . . . .             583          6        577       27.6         0.4          89.9
 7. 1989  . . . .           5,051          0      5,051      111.1         0.0         111.1
 8. 1990  . . . .           3,425          0      3,425       99.3         0.0          99.3
 9. 1991  . . . .           1,231          0      1,231       79.1         0.0          79.1
10. 1992  . . . .           1,860          0      1,860      157.4         0.0         170.3
11. 1993  . . . .           8,077          0      8,077       80.4         0.0          80.4
- --------------------------------------------------------------------------------------------
12. Totals  . . .        X X X X    X X X X    X X X X    X X X X    X X X X         X X X X


      1
                           Discount for Time                              Net Balance Sheet Reserves
    Years                    Value of Money                  33                  After Discount
  in Which             -----------------------                            --------------------------
Premiums Were            31               32          Inter-Company         34               35
 Earned and                                              Pooling                            Loss
 Losses Were                             Loss         Participation       Losses          Expenses
  Incurred             Loss            Expense        Percentage         Unpaid           Unpaid
- ----------------------------------------------------------------------------------------------------
 1.  Prior . . . .         0                0           X X X X                0                90
 2.  1984  . . . .         0                0                0.0               0                40
 3.  1985  . . . .         0                0                0.0             400                23
 4.  1986  . . . .         0                0                0.0           1,200                 0
 5.  1987  . . . .         0                0                0.0             300                 0
 6.  1988  . . . .         0                0                0.0             200                 0
 7.  1989  . . . .         0                0                0.0             600                 0
 8.  1990  . . . .         0                0                0.0             800                 0
 9.  1991  . . . .         0                0                0.0             672                 2
10.  1992  . . . .         0                0                0.0           1,488                43
11.  1993  . . . .         0                0                0.0           5,201                15
- ----------------------------------------------------------------------------------------------------
12.  Totals. . . .         0                0           X X X X           10,861               213

*Net = (25 - 26) = (11 + 23)

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                        (Name)

    SCHEDULE P -- PART 1F -- SECTION 1 -- MEDICAL MALPRACTICE -- OCCURRENCE

                                 (000 omitted)

    1                      Premiums Earned               Loss and Loss Expense Payments
                      ---------------------------        ------------------------------
   Years                 2          3             4            Loss Payments
  in Which                                                  -----------------------
Premiums Were
 Earned and           Direct                     Net             5              6
 Losses Were          and         Ceded        (2 - 3)         Direct
  Incurred            Assumed                               and Assumed       Ceded
- -------------------------------------------------------------------------------------
 1.  Prior......     X X X X      X X X X        X X X X           206             0
 2.  1984.......          742          177            565        1,281           403
 3.  1985.......          628          208            420          850            87
 4.  1986.......          284           13            271          366             0
 5.  1987.......          863          (13)           876        1,880         1,986
 6.  1988.......        2,005            0          2,005        1,855             0
 7.  1989.......        1,852            2          1,850        1,986             0
 8.  1990.......        4,559            0          4,559        1,687             0
 9.  1991.......          722            0            722            0             0
10.  1992......           435            0            435            0             0
11.  1993.......          994           63            931            0             0
- -------------------------------------------------------------------------------------
12.  Totals.....     X X X X      X X X X        X X X X        10,111           490

    1                  Allocated Loss
  Years               Expense Payments             9               10             11             12
 in Which          -----------------------                                                      Number
Premiums Were                                    Salvage        Unallocated     Total          of Claims
 Earned and             7           8             and              Loss        Net Paid       Reported -
Losses Were           Direct                   Subrogation       Expense       (5 - 6 + 7     Direct and
 Incurred           and Assumed   Ceded         Received         Payments      - 8 + 10)       Assumed
- -----------------------------------------------------------------------------------------------------------
 1.  Prior.....             2            0            0                 1            209       X X X X
 2.  1984......            36           12            0                 5            907              0
 3.  1985......            88           51            0                 7            807              0
 4.  1986......            24            0            0                 1            391              0
 5.  1987......             0            0            0                14          1,894              0
 6.  1988......             0            0            0                15          1,870              0
 7.  1989......             6            0            0                12          2,004              0
 8.  1990......             4            0            0                13          1,704              0
 9.  1991......             0            0            0                27             27              0
10.  1992......             0            0            0                 2              2              0
11.  1993......             0            0            0                 2              2              0
- -----------------------------------------------------------------------------------------------------------
12.  Totals...            160           63            0                99          9,817       X X X X

Note: For "prior", report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                            Losses Unpaid                   Allocated Loss Expenses Unpaid
    1             ------------------------------------------------------------------------------
  Years               Case Basis      Bulk + IBNR          Case Basis           Bulk + IBNR
 in Which         ------------------------------------------------------------------------------
Premiums Were       13         14      15      16         17         18        19       20
 Earned and        Direct            Direct             Direct               Direct
Losses Were         and                and                and                  and
 Incurred         Assumed    Ceded   Assumed  Ceded     Assumed     Ceded    Assumed    Ceded
- ------------------------------------------------------------------------------------------------
 1.  Prior......      450       450        0       0          22        22        0          0
 2.  1984.......      291       291        0       0          10        10        0          0
 3.  1985.......    1,141     1,141        0       0          88        88        0          0
 4.  1986.......        9         9        0       0           0         0        0          0
 5.  1987.......        0         0      238       0           0         0        0          0
 6.  1988.......        0         0      737       0           0         0        0          0
 7.  1989.......        1         0      753       0           0         0        0          0
 8.  1990.......      213         0    1,612       0           0         0        0          0
 9.  1991.......        8         0      604       0           0         0        0          0
10.  1992.......        1         0      413       0           0         0        0          0
11.  1993.......        9         0      717       0           0         0        0          0
- ------------------------------------------------------------------------------------------------
12.  Totals.....    2,123     1,891    5,074       0         120       120        0          0

    1                  21                22              23            24
   Years                                                              Number
  in Which                                                             of
Premiums Were        Salvage         Unallocated       Total         Claims
 Earned and            and              Loss        Net Losses     Outstanding -
Losses Were        Subrogation        Expenses    and Expenses    Direct and
 Incurred           Anticipated         Unpaid        Unpaid         Assumed
- --------------------------------------------------------------------------------
 1.  Prior.....            0                  7             7               0
 2.  1984......            0                  5             5               0
 3.  1985......            0                 18            18               0
 4.  1986......            0                  0             0               0
 5.  1987......            0                  0           238               0
 6.  1988......            0                  0           737               0
 7.  1989......            0                  0           754               0
 8.  1990......            0                  3         1,828               0
 9.  1991......            0                  0           612               0
10.  1992......            0                  0           414               0
11.  1993......            0                  0           726               0
- --------------------------------------------------------------------------------
12.  Totals...             0                 33         5,339               0

    1
  Years                         Total Losses and                      Loss and Loss Expense Percentage
 in Which                     Loss Expenses Incurred                     (Incurred/Premiums Earned)
Premiums Were       -------------------------------------      -------------------------------------------
 Earned and              25        26            27                 28             29           30
Losses Were            Direct                                     Direct
 Incurred           and Assumed   Ceded        Net *           and Assumed       Ceded         Net
- ----------------------------------------------------------------------------------------------------------
 1.  Prior.....       X X X X      X X X X      X X X X           X X X X         X X X X      X X X X
 2.  1984......          1,628          716          912             219.4           404.5        161.4
 3.  1985......          2,192        1,367          825             349.0           657.2        196.4
 4.  1986......            400            9          391             140.8            69.2        144.3
 5.  1987......          2,132            0        2,132             247.0             0.0        243.4
 6.  1988......          2,607            0        2,607             130.0             0.0        130.0
 7.  1989......          2,758            0        2,758             148.9             0.0        149.1
 8.  1990......          3,532            0        3,532              77.5             0.0         77.5
 9.  1991......            639            0          639              88.5             0.0         88.5
10.  1992......            416            0          416              95.6             0.0         95.6
11.  1993......            728            0          728              73.2             0.0         78.2
- ----------------------------------------------------------------------------------------------------------
12.  Totals...        X X X X      X X X X      X X X X           X X X X         X X X X      X X X X

                     Discount for Time                         Net Balance Sheet Reserves
    1                  Value of Money             33                 After Discount
  Years             ---------------------                      --------------------------
 in Which            31          32                                  34         35
Premiums Were                                Inter-Company
 Earned and                                  Pooling                           Loss
Losses Were                     Loss         Participation        Losses      Expenses
 Incurred           Loss        Expense      Percentage           Unpaid      Unpaid
- -----------------------------------------------------------------------------------------
 1.  Prior.....        0             0          X X X X                0            7
 2.  1984......        0             0               0.0               0            5
 3.  1985......        0             0               0.0               0           18
 4.  1986......        0             0               0.0               0            0
 5.  1987......        0             0               0.0             238            0
 6.  1988......        0             0               0.0             737            0
 7.  1989......        0             0               0.0             754            0
 8.  1990......        0             0               0.0           1,825            3
 9.  1991......        0             0               0.0             612            0
10.  1992......        0             0               0.0             414            0
11.  1993......        0             0               0.0             726            0
- -----------------------------------------------------------------------------------------
12.  Totals...         0             0          X X X X            5,306           33

*Net = (25-26) = (11+23)

Form 2

   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                             ................................
                                                            (Name)

      SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

                                 (000 omitted)

         1                 Premiums Earned                                 Loss and Loss Expense Payments
                    -------------------------------        --------------------------------------------------------
       Years           2          3            4                  Loss Payments                  Allocated Loss
      in Which                                                                                  Expense Payments
   Premiums Were                                           ------------------------       ------------------------
    Earned and       Direct                   Net               5               6              7            8
    Losses Were       and       Ceded       (2 - 3)           Direct                         Direct
     Incurred       Assumed                                and Assumed        Ceded       and Assumed     Ceded
- -------------------------------------------------------------------------------------------------------------------
 1. Prior ...      X X X X     X X X X     X X X X                0              0                0           0
 2. 1984.....             0           0           0               0              0                0           0
 3. 1985.....             0           0           0               0              0                0           0
 4. 1986.....             0           0           0               0              0                0           0
 5. 1987.....             0           0           0               0              0                0           0
 6. 1988.....             0           0           0               0              0                0           0
 7. 1989.....             0           0           0               0              0                0           0
 8. 1990.....             0           0           0               0              0                0           0
 9. 1991.....             0           0           0               0              0                0           0
10. 1992.....             0           0           0               0              0                0           0
11. 1993.....             0           0           0               0              0                0           0
- -------------------------------------------------------------------------------------------------------------------
12. Totals ..      X X X X     X X X X     X X X X                0              0                0           0


                            Loss and Expense Payments Made
         1           ----------------------------------------------
       Years              9                10              11                12
     in Which                                                            Number of
   Premiums Were       Salvage        Unallocated        Total             Claims
    Earned and           and              Loss          Net Paid         Reported -
    Losses Were      Subrogation        Expense       (5 - 6 + 7)        Direct and
     Incurred          Received         Payments       - 8 + 10)          Assumed
- --------------------------------------------------------------------------------------
 1. Prior ...             0                 0               0              X X X X
 2. 1984.....             0                 0               0                     0
 3. 1985.....             0                 0               0                     0
 4. 1986.....             0                 0               0                     0
 5. 1987.....             0                 0               0                     0
 6. 1988.....             0                 0               0                     0
 7. 1989.....             0                 0               0                     0
 8. 1990.....             0                 0               0                     0
 9. 1991.....             0                 0               0                     0
10. 1992.....             0                 0               0                     0
11. 1993.....             0                 0               0                     0
- -------------------------------------------------------------------------------------
12. Totals ..             0                 0               0              X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

         1                        Losses Unpaid                                      Allocated Loss Expenses Unpaid
       Years      --------------------------------------------------       --------------------------------------------------
     in Which            Case Basis               Bulk & IBNR                       Case Basis                 Bulk & IBNR
   Premiums Were       13         14           15               16              17             18           19            20
    Earned and    ---------------------   -----------------------------    -------------------------   ----------------------
    Losses Were      Direct                  Direct                           Direct                      Direct
     Incurred     and Assumed   Ceded     and Assumed         Ceded        and Assumed       Ceded     and Assumed      Ceded
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...           0         0              0               0                0              0             0            0
 2. 1984.....           0         0              0               0                0              0             0            0
 3. 1985.....           0         0              0               0                0              0             0            0
 4. 1986.....           0         0              0               0                0              0             0            0
 5. 1987.....           0         0              0               0                0              0             0            0
 6. 1988.....           0         0              0               0                0              0             0            0
 7. 1989.....           0         0              0               0                0              0             0            0
 8. 1990.....           0         0              0               0                0              0             0            0
 9. 1991.....           0         0              0               0                0              0             0            0
10. 1992.....           0         0              0               0                0              0             0            0
11. 1993.....           0         0              0               0                0              0             0            0
- -----------------------------------------------------------------------------------------------------------------------------
12. Totals ..           0         0              0               0                0              0             0            0

         1
       Years           21               22               23              24
     in Which                                                        Number of
   Premiums Were    Salvage        Unallocated         Total           Claims
    Earned and        and              Loss          Net Losses     Outstanding -
    Losses Were   Subrogation        Expense        and Expenses     Direct and
     Incurred     Anticipated         Unpaid           Unpaid         Assumed
- ---------------------------------------------------------------------------------
 1. Prior ...           0                0                 0               0
 2. 1984.....           0                0                 0               0
 3. 1985.....           0                0                 0               0
 4. 1986.....           0                0                 0               0
 5. 1987.....           0                0                 0               0
 6. 1988.....           0                0                 0               0
 7. 1989.....           0                0                 0               0
 8. 1990.....           0                0                 0               0
 9. 1991.....           0                0                 0               0
10. 1992.....           0                0                 0               0
11. 1993.....           0                0                 0               0
- ---------------------------------------------------------------------------------
12. Totals ..           0                0                 0               0


         1
       Years                Total Losses and                      Loss and Loss Expense Percentage            Discount for Time
     in Which            Loss Expenses Incurred                      (Incurred/Premiums Earned)                Value of Money
   Premiums Were  ------------------------------------        -----------------------------------------      ----------------------
    Earned and         25            26           27               28              29             30           31            32
    Losses Were      Direct                                      Direct                                                     Loss
     Incurred     and Assumed      Ceded        Net *         and Assumed        Ceded           Net          Loss        Expense
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X      X X X X       X X X X           X X X X        X X X X        X X X X            0            0
 2. 1984.....              0            0             0               0.0            0.0           0.0            0            0
 3. 1985.....              0            0             0               0.0            0.0           0.0            0            0
 4. 1986.....              0            0             0               0.0            0.0           0.0            0            0
 5. 1987.....              0            0             0               0.0            0.0           0.0            0            0
 6. 1988.....              0            0             0               0.0            0.0           0.0            0            0
 7. 1989.....              0            0             0               0.0            0.0           0.0            0            0
 8. 1990.....              0            0             0               0.0            0.0           0.0            0            0
 9. 1991.....              0            0             0               0.0            0.0           0.0            0            0
10. 1992.....              0            0             0               0.0            0.0           0.0            0            0
11. 1993.....              0            0             0               0.0            0.0           0.0            0            0
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X      X X X X       X X X X           X X X X        X X X X        X X X X            0            0


         1                33               Net Balance Sheet Reserves
       Years                                      After Discount
     in Which                            ---------------------------------
   Premiums Were    Inter-Company          34                    35
    Earned and         Pooling
    Losses Were     Participation        Losses             Loss Expenses
     Incurred         Percentage         Unpaid                Unpaid
- --------------------------------------------------------------------------
 1. Prior ...         X X X X               0                      0
 2. 1984.....              0.0              0                      0
 3. 1985.....              0.0              0                      0
 4. 1986.....              0.0              0                      0
 5. 1987.....              0.0              0                      0
 6. 1988.....              0.0              0                      0
 7. 1989.....              0.0              0                      0
 8. 1990.....              0.0              0                      0
 9. 1991.....              0.0              0                      0
10. 1992.....              0.0              0                      0
11. 1993.....              0.0              0                      0
- --------------------------------------------------------------------------
12. Totals ..         X X X X               0                      0

*Net = (25 - 26) = (11 + 23)

FORM 2

   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                             ................................
                                                          (Name)

 SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                             BOILER AND MACHINERY)
                                 (000 omitted)

         1                 Premiums Earned                                 Loss and Loss Expense Payments
                    -------------------------------        --------------------------------------------------------
       Years           2          3            4                  Loss Payments                  Allocated Loss
      in Which                                                                                  Expense Payments
   Premiums Were                                           ------------------------       ------------------------
    Earned and       Direct                   Net               5               6              7            8
    Losses Were       and       Ceded       (2 - 3)           Direct                         Direct
     Incurred       Assumed                                and Assumed        Ceded       and Assumed     Ceded
- -------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X    X X X X       X X X X             0               0               0            0
 2. 1984.....              0          0            0             0               0               0            0
 3. 1985.....              0          0            0             0               0               0            0
 4. 1986.....              0          0            0             0               0               0            0
 5. 1987.....              0          0            0             0               0               0            0
 6. 1988.....              0          0            0             0               0               0            0
 7. 1989.....            284          0          284           211               0               0            0
 8. 1990.....              3          0            3             0               0               0            0
 9. 1991.....            174          0          174         1,618             406              25            0
10. 1992.....         11,996      4,192        7,804         2,407           1,723              28            0
11. 1993.....         15,694      2,821       12,873           404             138               1            0
- ---------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X    X X X X       X X X X         4,640           2,267              54            0

                             Loss and Loss Expense Payments
         1           ---------------------------------------------
       Years              9                10              11                12
     in Which                                                            Number of
   Premiums Were       Salvage        Unallocated        Total             Claims
    Earned and           and              Loss          Net Paid         Reported -
    Losses Were      Subrogation        Expense       (5 - 6 + 7         Direct and
     Incurred          Received         Payments       - 8 + 10)          Assumed
- --------------------------------------------------------------------------------------
 1. Prior ...             0                 0                 0             X X X X
 2. 1984.....             0                 0                 0             X X X X
 3. 1985.....             0                 0                 0             X X X X
 4. 1986.....             0                 1                 1             X X X X
 5. 1987.....             0                 0                 0             X X X X
 6. 1988.....             0                 0                 0             X X X X
 7. 1989.....             0                 3               214             X X X X
 8. 1990.....             0                 1                 1             X X X X
 9. 1991.....             0                11             1,248             X X X X
10. 1992.....             0                19               731             X X X X
11. 1993.....             0                18               285             X X X X
- --------------------------------------------------------------------------------------
12. Totals ..             0                53             2,480             X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

         1                         Losses Unpaid                                      Allocated Loss Expenses Unpaid
       Years      --------------------------------------------------       --------------------------------------------------
      in Which           Case Basis               Bulk & IBNR                       Case Basis                 Bulk & IBNR
   Premiums Were  --------------------    --------------------------       ------------------------    ----------------------
    Earned and         13         14           15               16              17             18           19            20
    Losses Were      Direct                  Direct                           Direct                      Direct
     Incurred     and Assumed   Ceded     and Assumed         Ceded        and Assumed       Ceded     and Assumed      Ceded
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...
 2. 1984.....           0           0            0                 0               0             0             0            0
 3. 1985.....           0           0            0                 0               0             0             0            0
 4. 1986.....           0           0            0                 0               0             0             0            0
 5. 1987.....           0           0            0                 0               0             0             0            0
 6. 1988.....           0           0            0                 0               0             0             0            0
 7. 1989.....           0           0           38                 0               0             0             0            0
 8. 1990.....           0           0           67                 0               0             0             0            0
 9. 1991.....          46           0           52                 0               0             0             0            0
10. 1992.....       4,177       1,560        4,808             2,046               0             0             0            0
11. 1993.....       2,696           0        6,694               646               0             0             0            0
- -----------------------------------------------------------------------------------------------------------------------------
12. Totals ..       6,919       1,560       11,659             2,692               0             0             0            0

         1             21               22               23              24
       Years                                                         Number of
      in Which      Salvage        Unallocated         Total           Claims
   Premiums Were      and              Loss          Net Losses     Outstanding -
    Earned and    Subrogation        Expenses       and Expenses     Direct and
    Losses Were   Anticipated         Unpaid           Unpaid         Assumed
     Incurred   -----------------------------------------------------------------
 1. Prior ...           0                0                  0              0
 2. 1984.....           0                0                  0              0
 3. 1985.....           0                0                  0              0
 4. 1986.....           0                0                  0              0
 5. 1987.....           0                0                  0              0
 6. 1988.....           0                0                  0              0
 7. 1989.....           0                0                 38              0
 8. 1990.....           0                0                 67              0
 9. 1991.....           0               20                118              0
10. 1992.....           0               47              5,426              0
11. 1993.....           0               43              8,787              0
- ---------------------------------------------------------------------------------
12. Totals ..           0              110             14,436              0

         1
       Years                Total Losses and                      Loss and Loss Expense Percentage              Discount for Time
      in Which           Loss Expenses Incurred                      (Incurred/Premiums Earned)                  Value of Money
   Premiums Were  ------------------------------------        -----------------------------------------      ----------------------
    Earned and        25            26           27               28              29             30           31            32
    Losses Were      Direct                                      Direct                                                     Loss
     Incurred     and Assumed      Ceded        Net *         and Assumed        Ceded           Net          Loss        Expense
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X      X X X X       X X X X          X X X X        X X X X          X X X X           0            0
 2. 1984.....              0            0             0              0.0            0.0             0.0           0            0
 3. 1985.....              0            0             0              0.0            0.0             0.0           0            0
 4. 1986.....              1            0             1              0.0            0.0             0.0           0            0
 5. 1987.....              0            0             0              0.0            0.0             0.0           0            0
 6. 1988.....              0            0             0              0.0            0.0             0.0           0            0
 7. 1989.....            252            0           252             88.7            0.0            88.7           0            0
 8. 1990.....             68            0            68          2,266.7            0.0         2,266.7           0            0
 9. 1991.....          1,772          406         1,366          1,018.4            0.0           785.1           0            0
10. 1992.....         11,486        5,329         6,157             95.7          127.1            78.9           0            0
11. 1993.....          9,856          784         9,072             62.8           27.8            70.5           0            0
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X      X X X X       X X X X          X X X X        X X X X          X X X X           0            0

         1                33                  Net Balance Sheet Reserves
       Years                                        After Discount
      in Which                           ---------------------------------
   Premiums Wer     Inter-Company          34                    35
    Earned and         Pooling
    Losses Were     Participation        Losses             Loss Expenses
     Incurred         Percentage         Unpaid                Unpaid
- --------------------------------------------------------------------------
 1. Prior ...         X X X X               0                      0
 2. 1984.....              0.0              0                      0
 3. 1985.....              0.0              0                      0
 4. 1986.....              0.0              0                      0
 5. 1987.....              0.0              0                      0
 6. 1988.....              0.0              0                      0
 7. 1989.....              0.0             38                      0
 8. 1990.....              0.0             67                      0
 9. 1991.....              0.0             98                     20
10. 1992.....              0.0          5,379                     47
11. 1993.....              0.0          8,744                     43
- --------------------------------------------------------------------------
12. Totals ..         X X X X          14,326                    110

*Net = (25 - 26) = (11 + 23)

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                          (Name)

        SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

                                 (000 omitted)

         1                 Premiums Earned                                 Loss and Loss Expense Payments
                    ---------------------------------     --------------------------------------------------------
       Years           2          3            4                  Loss Payments                  Allocated Loss
      in Which                                                                                  Expense Payments
   Premiums Were                                          -------------------------       ------------------------
    Earned and       Direct                   Net               5               6              7            8
    Losses Were       and       Ceded       (2 - 3)           Direct                         Direct
     Incurred       Assumed                                and Assumed        Ceded       and Assumed     Ceded
- ------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X     X X X X      X X X X          13,501           1,431         1,815          416
 2. 1984.....         44,137       6,670       37,467        113,786          40,050        11,761        2,650
 3. 1985.....         89,060      11,010       78,050         68,799          23,762         6,944        2,074
 4. 1986.....        108,336       9,143       99,193         58,860           2.360         2,053          287
 5. 1987.....        110,868       3,040      107,828         45,897             286         3,127            2
 6. 1988.....         88,793       7,489       81,304         29,862           9,155         1,713           80
 7. 1989.....         80,001      13,377       66,624         31,033           3,658         2,564          148
 8. 1990.....         82,713      11,524       71,189         38,008          17,601         3,142          214
 9. 1991.....         69,947       9,779       60,168         21,066           8,798         1,423           12
10. 1992.....         49,765       6,524       43,241          3,205           3,205           122           14
11. 1993.....         59,021      11,458       47,563          1,002           1,002             0            0
- -------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X     X X X X      X X X X         425,019         111,308        34,664        5,897

                            Loss and Loss Expense Payments
         1           ---------------------------------------------
       Years              9                10              11                12
     in Which                                                            Number of
   Premiums Were       Salvage        Unallocated        Total             Claims
    Earned and           and              Loss          Net Paid         Reported -
    Losses Were      Subrogation        Expense       (5 - 6 + 7         Direct and
     Incurred          Received         Payments       - 8 + 10)          Assumed
- --------------------------------------------------------------------------------------
 1. Prior ...             0               65              13,534     X X X X
 2. 1984.....             0              603              83,450            0
 3. 1985.....             0              529              50,436            0
 4. 1986.....             0              316              58,582            0
 5. 1987.....             0              388              49,124            0
 6. 1988.....             0              391              22,731            0
 7. 1989.....             0              327              30,118            0
 8. 1990.....             0              422              23,757            0
 9. 1991.....             0              409              14,088            0
10. 1992.....             0              368                 476            0
11. 1993.....             0              301                 301            0
- ----------------------------------------------------------------------------------
12. Totals ..             0            4,119             346,597     X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


         1                        Losses Unpaid                                      Allocated Loss Expenses Unpaid
       Years      -----------------------------------------------------    --------------------------------------------------
     in Which            Case Basis               Bulk & IBNR                       Case Basis                 Bulk & IBNR
   Premiums Were  ----------------------- -----------------------------    ------------------------    ----------------------
    Earned and         13         14           15               16              17             18           19            20
    Losses Were      Direct                  Direct                           Direct                      Direct
     Incurred     and Assumed   Ceded     and Assumed         Ceded        and Assumed       Ceded     and Assumed      Ceded
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...          71,231     70,250       17,613           16,613           8,549       7,079           0            0
 2. 1984.....          23,199     23,199       13,342           11,842           5,876       5,876           0            0
 3. 1985.....          17,738     17,738       21,585           19,085           2,535       2,353           0            0
 4. 1986.....          11,643     11,658       29,810           17,726             547          30           0            0
 5. 1987.....           7,946          0       18,651               70             301           0           0            0
 6. 1988.....           9,540        447       20,095              504             803         129           0            0
 7. 1989.....           6,573        787       12,524            2,205             568          91           0            0
 8. 1990.....          11,105      1,439       19,837            2,872             615         100           0            0
 9. 1991.....           9,287      1,642       28,475            3.375             267          29           0            0
10. 1992.....           6,652      1,406       28,855            3,484             707         299           0            0
11. 1993.....           1,298        315       39,872            1,761              44          12           0            0
- ---------------------------------------------------------------------------------------------------------------------------
12. Totals ..         176,212    128,881      250,659           79,537          20,630      15,998           0            0


         1
       Years           21               22               23              24
     in Which                                                        Number of
   Premiums Were    Salvage        Unallocated         Total           Claims
    Earned and        and              Loss          Net Losses     Outstanding
    Losses Were   Subrogation        Expense        and Expenses     Direct and
     Incurred     Anticipated         Unpaid           Unpaid         Assumed
- -----------------------------------------------------------------------------
 1. Prior ...        0                1,140            4,591            0
 2. 1984.....        0                  371            1,871            0
 3. 1985.....        0                  283            2,783            0
 4. 1986.....        0                  186           12,772            0
 5. 1987.....        0                  127           26,955            0
 6. 1988.....        0                  152           29,510            0
 7. 1989.....        0                  105           16,687            0
 8. 1990.....        0                  177           27,323            0
 9. 1991.....        0                  148           33,131            0
10. 1992.....        0                  106           31,131            0
11. 1993.....        0                   21           39,147            0
- -----------------------------------------------------------------------------
12. Totals ..        0                2,816          225,901            0

         1
       Years               Total Losses and                      Loss and Loss Expense Percentage            Discount for Time
     in Which           Loss Expenses Incurred                      (Incurred/Premiums Earned)                Value of Money
   Premiums Were  ------------------------------------     -------------------------------------------     ----------------------
    Earned and         25         26           27               28              29             30           31            32
    Losses Were      Direct                                   Direct                                                     Loss
     Incurred     and Assumed   Ceded        Net *         and Assumed        Ceded           Net          Loss        Expense
- --------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X     X X X X      X X X X         X X X X          X X X X        X X X X         0           0
 2. 1984.....        168,938      83,617       85,321           382.8          1,253.6          227.7        0           0
 3. 1985.....        118,231      65,012       53,219           132.8            590.5           68.2        0           0
 4. 1986.....        103,415      32,061       71,354            95.5            350.7           71.9        0           0
 5. 1987.....         76,437         358       76,079            68.9             11.8           70.6        0           0
 6. 1988.....         62,556      10,315       52,241            70.5            137.7           64.3        0           0
 7. 1989.....         53,694       6,889       46,805            67.1             51.5           70.3        0           0
 8. 1990.....         73,306      22,226       51,080            88.6            192.9           71.8        0           0
 9. 1991.....         61,075      13,856       47,219            87.3            141.7           78.5        0           0
10. 1992.....         40,015       8,408       31,607            80.4            128.9           73.1        0           0
11. 1993.....         42,538       3,090       39,448            72.1             27.0           82.9        0           0
- --------------------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X     X X X X      X X X X         X X X X          X X X X        X X X X         0           0



         1                33                  Net Balance Sheet Reserves
       Years                                        After Discount
     in Which                            ---------------------------------
   Premiums Were    Inter-Company          34                    35
    Earned and         Pooling
    Losses Were     Participation        Losses             Loss Expenses
     Incurred         Percentage         Unpaid                Unpaid
- --------------------------------------------------------------------------
 1. Prior ...          X X X X            1,981              2,610
 2. 1984.....               0.0           1,500                371
 3. 1985.....               0.0           2,500                283
 4. 1986.....               0.0          12,069                703
 5. 1987.....               0.0          26,527                428
 6. 1988.....               0.0          28,684                826
 7. 1989.....               0.0          16,105                582
 8. 1990.....               0.0          26,631                692
 9. 1991.....               0.0          32,745                386
10. 1992.....               0.0          30,617                514
11. 1993.....               0.0          39,094                 53
- --------------------------------------------------------------------------
12. Totals ..          X X X X          218,453              7,448

*Net = (25 - 26) = (11 + 23)

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                         (Name)

       SCHEDULE P - PARTH 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
                                    (000 Omitted)

       1                     Premiums Earned                            Loss and Loss Expense Payments
                    --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
   in Which                                                                                  Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X     X X X X      X X X X          0                 0            0            0
 2.  1984.....             0           0            0         0                 0            0            0
 3.  1985.....             0           0            0         0                 0            0            0
 4.  1986.....             0           0            0         0                 0            0            0
 5.  1987.....             0           0            0         0                 0            0            0
 6.  1988.....             0           0            0         0                 0            0            0
 7.  1989.....             0           0            0         0                 0            0            0
 8.  1990.....             0           0            0         0                 0            0            0
 9.  1991.....             0           0            0         0                 0            0            0
10.  1992.....             0           0            0         0                 0            0            0
11.  1993.....             0           0            0         0                 0            0            0
- ---------------------------------------------------------------------------------------------------------------
12.  Totals ..      X X X X     X X X X      X X X X          0                 0            0            0

                           Loss and Loss Expense Payments
       1            -----------------------------------------
     Years                9             10              11               12
   in Which                                                          Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments       - 8 + 10)         Assumed
- --------------------------------------------------------------------------------
 1.  Prior....          0                0             0          X X X X
 2.  1984.....          0                0             0                 0
 3.  1985.....          0                0             0                 0
 4.  1986.....          0                0             0                 0
 5.  1987.....          0                0             0                 0
 6.  1988.....          0                0             0                 0
 7.  1989.....          0                0             0                 0
 8.  1990.....          0                0             0                 0
 9.  1991.....          0                0             0                 0
10.  1992.....          0                0             0                 0
11.  1993.....          0                0             0                 0
- --------------------------------------------------------------------------------
12.  Totals ..          0                0             0          X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

      1
                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
    Years       --------------------------------------------------       --------------------------------------------------
  in Which              Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
Premiums Were   ---------------------    -------------------------       ---------------------       ----------------------
 Earned and          13           14          15              16              17           18             19            20
 Losses Were       Direct                   Direct                          Direct                      Direct
  Incurred      and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...       0              0         0                0                0             0            0             0
 2.  1984.....       0              0         0                0                0             0            0             0
 3.  1985.....       0              0         0                0                0             0            0             0
 4.  1986.....       0              0         0                0                0             0            0             0
 5.  1987.....       0              0         0                0                0             0            0             0
 6.  1988.....       0              0         0                0                0             0            0             0
 7.  1989.....       0              0         0                0                0             0            0             0
 8.  1990.....       0              0         0                0                0             0            0             0
 9.  1991.....       0              0         0                0                0             0            0             0
10.  1992.....       0              0         0                0                0             0            0             0
11.  1993.....       0              0         0                0                0             0            0             0
- ---------------------------------------------------------------------------------------------------------------------------
12.  Totals...       0              0         0                0                0             0            0             0


      1

    Years            21           22          23              24
  in Which                                                Number of
Premiums Were     Salvage    Unallocated    Total           Claims
 Earned and         and          Loss     Net Losses    Outstanding -
 Losses Were    Subrogation    Expenses  and Expenses     Direct and
  Incurred      Anticipated     Unpaid      Unpaid         Assumed
- ---------------------------------------------------------------------
 1.  Prior ...        0            0         0                  0
 2.  1984.....        0            0         0                  0
 3.  1985.....        0            0         0                  0
 4.  1986.....        0            0         0                  0
 5.  1987.....        0            0         0                  0
 6.  1988.....        0            0         0                  0
 7.  1989.....        0            0         0                  0
 8.  1990.....        0            0         0                  0
 9.  1991.....        0            0         0                  0
10.  1992.....        0            0         0                  0
11.  1993.....        0            0         0                  0
- ---------------------------------------------------------------------
12.  Totals...        0            0         0                  0

      1

    Years                   Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
  in Which              Loss Expenses Incurred                  (Incurred/Premiums Earned)                 Value of Money
Premiums Were  ----------------------------------       --------------------------------------         --------------------
 Earned and         25           26           27             28             29             30           31             32
 Losses Were      Direct                                   Direct                                                     Loss
  Incurred     and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...    X X X X     X X X X      X X X X        X X X X        X X X X        X X X X         0              0
 2.  1984.....           0           0            0             0.0            0.0            0.0       0              0
 3.  1985.....           0           0            0             0.0            0.0            0.0       0              0
 4.  1986.....           0           0            0             0.0            0.0            0.0       0              0
 5.  1987.....           0           0            0             0.0            0.0            0.0       0              0
 6.  1988.....           0           0            0             0.0            0.0            0.0       0              0
 7.  1989.....           0           0            0             0.0            0.0            0.0       0              0
 8.  1990.....           0           0            0             0.0            0.0            0.0       0              0
 9.  1991.....           0           0            0             0.0            0.0            0.0       0              0
10.  1992.....           0           0            0             0.0            0.0            0.0       0              0
11.  1993.....           0           0            0             0.0            0.0            0.0       0              0
- ---------------------------------------------------------------------------------------------------------------------------
12.  Totals ..    X X X X     X X X X      X X X X        X X X X        X X X X        X X X X         0              0

                                     Net Balance Sheet Reserves
                                           After Discount
                           33        ---------------------------
                     Inter-Company       34              35
                        Pooling                         Loss
                     Participation     Losses         Expenses
                       Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior ...         X X X X           0              0
 2.  1984.....               0.0         0              0
 3.  1985.....               0.0         0              0
 4.  1986.....               0.0         0              0
 5.  1987.....               0.0         0              0
 6.  1988.....               0.0         0              0
 7.  1989.....               0.0         0              0
 8.  1990.....               0.0         0              0
 9.  1991.....               0.0         0              0
10.  1992.....               0.0         0              0
11.  1993.....               0.0         0              0
- ----------------------------------------------------------------
12.  Totals ..          X X X X          0              0

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                          (Name)

                            SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                                              EARTHQUAKE, GLASS, BURGLARY AND THEFT)
                                                           (000 omitted)


       1                     Premiums Earned                            Loss and Loss Expense Payments
                    --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
     Which                                                                                   Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X     X X X X      X X X X            (358)           766            239         68
 2.  1992.....         9,259       5,773        3,486         14,217          8,519            188         91
 3.  1993.....        14,461       4,170       10,291          2,949            505             94          4
- ---------------------------------------------------------------------------------------------------------------
 4.    Totals ..    X X X X     X X X X      X X X X          16,808          9,790            521        163

       1                   Loss and Loss Expense Payments
                    -----------------------------------------
     Years                9             10              11               12
     Which                                                           Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments       - 8 + 10)         Assumed
- --------------------------------------------------------------------------------
 1.  Prior ...              0              2             (951)       X X X X
 2.  1992.....              0             93            5,888        X X X X
 3.  1993.....              0             68            2,602        X X X X
- -------------------------------------------------------------------------------
 4.  Totals ..              0            163            7.539        X X X X

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

       1
                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
     Years      --------------------------------------------------       --------------------------------------------------
     Which              Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
 Premiums Were  ---------------------    -------------------------       ---------------------       ----------------------
  Earned and         13           14          15              16              17           18             19            20
  Losses Were      Direct                   Direct                          Direct                      Direct
   Incurred     and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...       4,046        1,394         908               8             154        58            0            0
 2.  1992.....       6,155        3,555       1,817           1,117              29        17            0            0
 3.  1993.....       4,466        1,513       1,637             459              21        11            0            0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals ..      14,667        6,462       4,362           1,584             204        86            0            0

       1

     Years           21           22          23              24
     Which                                                Number of
 Premiums Were    Salvage    Unallocated    Total           Claims
  Earned and        and          Loss     Net Losses    Outstanding -
  Losses Were   Subrogation    Expenses  and Expenses     Direct and
   Incurred     Anticipated     Unpaid      Unpaid         Assumed
- ---------------------------------------------------------------------
 1.  Prior ...     0               65         3,713           0
 2.  1992.....     0               98         3,410           0
 3.  1993.....     0               71         4,212           0
- ---------------------------------------------------------------------
 4.  Totals ..     0              234        11,335           0

       1

     Years                  Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
     Which              Loss Expenses Incurred                  (Incurred/Premiums Earned)                 Value of Money
 Premiums Were ----------------------------------       --------------------------------------         --------------------
  Earned and        25           26           27             28             29             30           31             32
  Losses Were     Direct                                   Direct                                                     Loss
   Incurred    and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X        0            0
 2.  1992.....        22,597      13,299        9,298          244.1          230.4          266.7       0            0
 3.  1993.....         9,306       2,492        6,814           64.4           59.8           66.2       0            0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X        0            0

       1
                                     Net Balance Sheet Reserves
     Years                                 After Discount
     Which                 33        --------------------------
 Premiums Were       Inter-Company       34              35
  Earned and            Pooling                         Loss
  Losses Were        Participation     Losses         Expenses
   Incurred            Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior ...       X X X X              3,552          161
 2.  1992.....             0.0            3,300          110
 3.  1993.....             0.0            4,131           81
- ----------------------------------------------------------------
 4.  Totals ..       X X X X             10,983          352

*Net = (25 - 26) = (11 + 23)


                  SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE
                                 (000 omitted)


                             Premiums Earned                            Loss and Loss Expense Payments
       1            --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
     Which                                                                                   Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X    X X X X       X X X X         76               0              5             0
 2.  1992.....            47          4            43         0               0              0             0
 3.  1993.....           (15)         0           (15)        0               0              0             0
- -----------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X    X X X X       X X X X         76               0              0             0

       1                   Loss and Loss Expense Payments
                    -----------------------------------------
     Years                9             10              11               12
     Which                                                           Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments       - 8 + 10)         Assumed
- --------------------------------------------------------------------------------
 1.  Prior....            0             0               81            X X X X
 2.  1992.....            0             1                1                   0
 3.  1993.....            0             0                0                   0
 -------------------------------------------------------------------------------
 4.  Totals...            0             1               82             X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

       1
                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
     Years      --------------------------------------------------       --------------------------------------------------
     Which              Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
 Premiums Were  ---------------------    -------------------------       ---------------------       ----------------------
  Earned and         13           14          15              16              17           18             19            20
  Losses Were      Direct                   Direct                          Direct                      Direct
   Incurred     and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....      107          0             101           0             0               0              0             0
 2.  1992.....        0          0              32           0             0               0              0             0
 3.  1993.....        0          0               0           0             0               0              0             0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...      107          0             133           0             0               0              0             0

       1

     Years                   21              22            23                  24
     Which                                                                 Number of
 Premiums Were            Salvage       Unallocated      Total               Claims
  Earned and                and             Loss       net Losses         Outstanding
  Losses Were           Subrogation       Expense     and Expenses         Direct and
   Incurred             Anticipated        Unpaid        Unpaid             Assumed
- ---------------------------------------------------------------------------------------
 1.  Prior....                 0            1             209                   0
 2.  1992.....                 0            0              32                   0
 3.  1993.....                 0            0               0                   0
- ---------------------------------------------------------------------------------------
 4.  Totals...                 0            1             241                   0

       1

     Years                  Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
     Which              Loss Expenses Incurred                  (Incurred/Premiums Earned)                 Value of Money
 Premiums Were ----------------------------------       --------------------------------------         --------------------
  Earned and        25           26           27             28             29             30           31             32
  Losses Were     Direct                                   Direct                                                     Loss
   Incurred    and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X   X X X X        X X X X          X X X X      X X X X        X X X X        0            0
 2.  1992.....            33          0            33             70.2           0.0          76.7       0            0
 3.  1993.....             0          0             0              0.0           0.0           0.0       0            0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X    X X X X       X X X X          X X X X      X X X X        X X X X        0            0

       1                             Net Balance Sheet Reserves
                                           After Discount
     Years                           ---------------------------
     Which                 33
 Premiums Were       Inter-Company       34              35
  Earned and            Pooling                         Loss
  Losses Were        Participation     Losses         Expenses
   Incurred            Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior ...       X X X X             208             1
 2.  1992.....             0.0            32             0
 3.  1993.....             0.0             0             0
- ----------------------------------------------------------------
 4.  Totals ..       X X X X             240             1

*Net = (25 - 26) = (11 + 23)

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                        (Name)

SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
                                 (000 Omitted)

       1                     Premiums Earned                            Loss and Loss Expense Payments
                    --------------------------------       ----------------------------------------------------
    Years              2            3           4                 Loss Payments               Allocated Loss
    Which                                                                                    Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X     X X X X      X X X X             0               0               0             0
 2.  1992.....              0           0            0           0               0               0             0
 3.  1993.....              0           0            0           0               0               0             0
- ----------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X     X X X X      X X X X             0               0               0             0


                           Loss and Loss Expense Payments
       1            -----------------------------------------
    Years                 9            10              11               12
    Which                                                           Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments        - 8 + 10)         Assumed
- ------------------------------------------------------------------------------
 1.  Prior....           0            0                0             X X X X
 2.  1992.....           0            0                0             X X X X
 3.  1993.....           0            0                0             X X X X
- ------------------------------------------------------------------------------
 4.  Totals...           0            0                0             X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


       1                        Losses Unpaid                                        Allocated Loss Expenses Unpaid
     Years      --------------------------------------------------       --------------------------------------------------
     Which              Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
 Premiums Were  ---------------------    -------------------------       ---------------------       ----------------------
  Earned and         13           14          15              16              17           18             19            20
  Losses Were      Direct                   Direct                          Direct                      Direct
   Incurred     and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....         0          0          0               0              0              0             0             0
 2.  1992.....         0          0          0               0              0              0             0             0
 3.  1993.....         0          0          0               0              0              0             0             0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...         0          0          0               0              0              0             0             0


      1
    Years            21           22          23              24
    Which                                                 Number of
 Premiums Were    Salvage    Unallocated    Total          Claims
  Earned and        and          Loss     Net Losses     Outstanding -
  Losses Were   Subrogation    Expenses  and Expenses     Direct and
   Incurred     Anticipated     Unpaid      Unpaid         Assumed
- ---------------------------------------------------------------------
 1.  Prior....      0             0          0                0
 2.  1992.....      0             0          0                0
 3.  1993.....      0             0          0                0
- ---------------------------------------------------------------------
 4.  Totals...      0             0          0                0

      1
    Years               Total Losses and                     Loss and Loss Expense Percentage              Discount for Time
    Which            Loss Expenses Incurred                      (Incurred/Premiums Earned)                  Value of Money
 Premiums Were ----------------------------------          --------------------------------------         --------------------
  Earned and        25           26           27                28             29             30           31             32
  Losses Were     Direct                                      Direct                                                     Loss
   Incurred    and Assumed     Ceded        Net *          and Assumed       Ceded           Net          Loss         Expense
- -------------------------------------------------------------------------------------------------------------------------------
 1.  Prior....    X X X X     X X X X      X X X X         X X X X         X X X X        X X X X           0             0
 2.  1992.....            0           0            0             0.0             0.0            0.0         0             0
 3.  1993.....            0           0            0             0.0             0.0            0.0         0             0
- -------------------------------------------------------------------------------------------------------------------------------
 4.  Totals...      X X X X     X X X X      X X X X         X X X X         X X X X        X X X X         0             0

      1                              Net Balance Sheet Reserves
    Years                                  After Discount
    Which                  33        ---------------------------
 Premiums Were       Inter-Company         34              35
  Earned and            Pooling                          Loss
  Losses Were        Participation       Losses         Expenses
   Incurred            Percentage        Unpaid          Unpaid
- -------------------------------------------------------------------
 1.  Prior....         X X X X              0             0
 2.  1992.....               0.0            0             0
 3.  1993.....               0.0            0             0
- -------------------------------------------------------------------
 4.  Totals...         X X X X              0             0

*Net = (25 - 26) = (11 + 23)

      SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH
                                 (000 Omitted)

                             Premiums Earned                            Loss and Loss Expense Payments
      1             --------------------------------       ----------------------------------------------------
    Years              2            3           4                 Loss Payments               Allocated Loss
    Which                                                                                    Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X      X X X X         X X X X        0               0            0             0
 2.  1992.....              0            0               0      0               0            0             0
 3.  1993.....              0            0               0      0               0            0             0
- ---------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X      X X X X         X X X X        0               0            0             0



                           Loss and Loss Expense Payments
      1             -----------------------------------------
    Years                 9             10            11                 12
    Which                                                            Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments        - 8 + 10)         Assumed
- -----------------------------------------------------------------------------------
 1.  Prior ...         0                 0               0           X X X X
 2.  1992.....         0                 0               0           X X X X
 3.  1993.....         0                 0               0           X X X X
- -----------------------------------------------------------------------------------
 4.  Totals ..         0                 0               0           X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


      1                         Losses Unpaid                                        Allocated Loss Expenses Unpaid
    Years       --------------------------------------------------       --------------------------------------------------
    Which               Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
 Premiums Were  ---------------------    -------------------------       ---------------------       ----------------------
  Earned and         13           14          15              16              17           18             19            20
  Losses Were      Direct                   Direct                          Direct                      Direct
   Incurred     and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....       0            0          0               0                0            0              0             0
 2.  1992.....       0            0          0               0                0            0              0             0
 3.  1993.....       0            0          0               0                0            0              0             0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...       0            0          0               0                0            0              0             0

      1
    Years             21           22            23            24
    Which                                                   Number of
 Premiums Were     Salvage    Unallocated       Total        Claims
  Earned and         and          Loss        Net Losses   Outstanding -
  Losses Were     Subrogation   Expense     and Expenses  Direct and
   Incurred       Anticipated   Payment        Unpaid       Assumed
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....       0            0              0            0
 2.  1992.....       0            0              0            0
 3.  1993.....       0            0              0            0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...       0            0              0            0

     1
   Years               Total Losses and                     Loss and Loss Expense Percentage            Discount for Time
   Which            Loss Expenses Incurred                     (Incurred/Premiums Earned)                 Value of Money
Premiums Were  ----------------------------------       --------------------------------------         --------------------
 Earned and         25           26           27             28             29             30           31             32
 Losses Were      Direct                                   Direct                                                     Loss
  Incurred     and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X        0            0
 2.  1992.....              0           0            0              0.0            0.0            0.0    0            0
 3.  1993.....              0           0            0              0.0            0.0            0.0    0            0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X        0            0

*Net = (25 - 26) = (11 + 23)

      1                              Net Balance Sheet Reserves
    Years                                 After Discount
    Which                  33        ---------------------------
 Premiums Were       Inter-Company       34              35
  Earned and            Pooling                         Loss
  Losses Were        Participation     Losses         Expenses
   Incurred            Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior....          X X X X         0              0
 2.  1992.....                0.0       0              0
 3.  1993.....                0.0       0              0
- ----------------------------------------------------------------
 4.    Totals...        X X X X         0              0

*Net = (25 - 26) = (11 + 23)

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                          (Name)

                      SCHEDULE P - PART 1M - INTERNATIONAL

                                 (000 omitted)

                          Premiums Earned                        Loss and Loss Expense Payments
                   ---------------------------      ----------------------------------------------------------
                                                                             Allocated Loss
       1                                              Loss Payments         Expense Payments
     Years                                          ---------------         ----------------
    in Which                                                                                            9
 Premiums Were        2         3          4           5         6           7             8         Salvage
   Earned and      Direct                           Direct                                             and
  Losses Were        and                  Net         and                  Direct                  Subrogation
    Incurred       Assumed    Ceded     (2 - 3)     Assumed    Ceded     and Assumed     Ceded      Received
- --------------------------------------------------------------------------------------------------------------
 1. Prior. . . .   X X X X   X X X X    X X X X     0          0          0             0            0
 2. 1984 . . . .         0         0          0     0          0          0             0            0
 3. 1985 . . . .         0         0          0     0          0          0             0            0
 4. 1986 . . . .         0         0          0     0          0          0             0            0
 5. 1987 . . . .         0         0          0     0          0          0             0            0
 6. 1988 . . . .         0         0          0     0          0          0             0            0
 7. 1989 . . . .         0         0          0     0          0          0             0            0
 8. 1990 . . . .         0         0          0     0          0          0             0            0
 9. 1991 . . . .         0         0          0     0          0          0             0            0
10. 1992 . . . .         0         0          0     0          0          0             0            0
11. 1993 . . . .     2,165         0      2,165     0          0          0             0            0
- --------------------------------------------------------------------------------------------------------------
12. Totals . . .   X X X X   X X X X    X X X X     0          0          0             0            0

                          Loss and Loss
       1                Expense Payments
     Years         --------------------------          12
    in Which           10             11          Number of
 Premiums Were     Unallocated       Total         Claims
   Earned and          Loss         Net Paid      Reported -
  Losses Were        Expense      (5 - 6 + 7      Direct and
    Incurred         Payments       - 8 + 10)      Assumed
- ------------------------------------------------------------
 1. 1984 . . . .   0              0                 X X X X
 2. 1984 . . . .   0              0                 X X X X
 3. 1985 . . . .   0              0                 X X X X
 4. 1986 . . . .   0              0                 X X X X
 5. 1987 . . . .   0              0                 X X X X
 6. 1988 . . . .   0              0                 X X X X
 7. 1989 . . . .   0              0                 X X X X
 8. 1990 . . . .   0              0                 X X X X
 9. 1991 . . . .   0              0                 X X X X
10. 1992 . . . .   0              0                 X X X X
11. 1993 . . . .   0              0                 X X X X
- ------------------------------------------------------------
12. Totals . . .   0              0                 X X X X

     Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                                        Losses Unpaid                               Allocated Loss Expenses Unpaid
       1                 ---------------------------------------------    --------------------------------------------------
     Years
    in Which                 Case Basis               Bulk & IBNR                 Case Basis                Bulk & IBNR
 Premiums Were       -----------------------   -----------------------    ---------------------     ------------------------
   Earned and            13            14          15            16           17            18           19            20
  Losses Were          Direct                    Direct                     Direct                     Direct
    Incurred         and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior. . . .          0             0           0             0         0               0          0               0
 2. 1984 . . . .          0             0           0             0         0               0          0               0
 3. 1985 . . . .          0             0           0             0         0               0          0               0
 4. 1986 . . . .          0             0           0             0         0               0          0               0
 5. 1987 . . . .          0             0           0             0         0               0          0               0
 6. 1988 . . . .          0             0           0             0         0               0          0               0
 8. 1990 . . . .          0             0           0             0         0               0          0               0
 9. 1991 . . . .          0             0           0             0         0               0          0               0
10. 1992 . . . .          0             0           0             0         0               0          0               0
11. 1993 . . . .          0             0       1,299             0         0               0          0               0
- ---------------------------------------------------------------------------------------------------------------------------
12. Totals . . .          0             0       1,299             0         0               0          0               0

       1
     Years                 21              22              23             24
    in Which                                                           Number of
 Premiums Were           Salvage       Unallocated       Total          Claims
   Earned and              and            Loss         Net Losses     Outstanding-
  Losses Were          Subrogation      Expenses      and Expenses      Direct
    Incurred           Anticipated       Unpaid          Unpaid       and Assumed
- ----------------------------------------------------------------------------------
 1.  Prior. . . .         0              0                   0           0
 2.  1984 . . . .         0              0                   0           0
 3.  1985 . . . .         0              0                   0           0
 4.  1986 . . . .         0              0                   0           0
 5.  1987 . . . .         0              0                   0           0
 6.  1988 . . . .         0              0                   0           0
 7.  1989 . . . .         0              0                   0           0
 8.  1990 . . . .         0              0                   0           0
 9.  1991 . . . .         0              0                   0           0
10.  1992 . . . .         0              0                   0           0
11.  1993 . . . .         0              0               1,299           0
- ----------------------------------------------------------------------------------
12.  Totals . . .         0              0               1,299           0

       1
     Years              Total Losses and          Loss and Loss Expense Percentage    Discount for Time
    in Which         Loss Expenses Incurred          (Incurred/Premiums Earned)        Value of Money
 Premiums Were    ----------------------------    -------------------------------     -----------------
   Earned and          25         26       27         28          29         30        31         32
  Losses Were        Direct                         Direct                                       Loss
    Incurred      and Assumed    Ceded    Net*    and Assumed    Ceded      Net       Loss      Expense
- -------------------------------------------------------------------------------------------------------
 1. Prior. . . .    X X X X    X X X X   X X X X   X X X X      X X X X    X X X X     0         0
 2. 1984 . . . .          0          0         0       0.0          0.0        0.0     0         0
 3. 1985 . . . .          0          0         0       0.0          0.0        0.0     0         0
 4. 1986 . . . .          0          0         0       0.0          0.0        0.0     0         0
 5. 1987 . . . .          0          0         0       0.0          0.0        0.0     0         0
 6. 1988 . . . .          0          0         0       0.0          0.0        0.0     0         0
 7. 1989 . . . .          0          0         0       0.0          0.0        0.0     0         0
 8. 1990 . . . .          0          0         0       0.0          0.0        0.0     0         0
 9. 1991 . . . .          0          0         0       0.0          0.0        0.0     0         0
10. 1992 . . . .          0          0         0       0.0          0.0        0.0     0         0
11. 1993 . . . .          0          0     1,299      60.0          0.0       60.0     0         0
- -------------------------------------------------------------------------------------------------------
12. Totals . . .    X X X X    X X X X   X X X X   X X X X      X X X X    X X X X     0         0


                                  Net Balance Sheet Reserves
       1                                 After Discount
     Years                        -------------------------
    in Which           33             34             35
 Premiums Were    Inter-Company
   Earned and        Pooling                         Loss
  Losses Were     Participation      Losses        Expenses
    Incurred        Percentage       Unpaid         Unpaid
- ------------------------------------------------------------
 1. Prior. . . .    X X X X               0           0
 2. 1984 . . . .        0.0               0           0
 3. 1985 . . . .        0.0               0           0
 4. 1986 . . . .        0.0               0           0
 5. 1987 . . . .        0.0               0           0
 6. 1988 . . . .        0.0               0           0
 7. 1989 . . . .        0.0               0           0
 8. 1990 . . . .        0.0               0           0
 9. 1991 . . . .        0.0               0           0
10. 1992 . . . .        0.0               0           0
11. 1993 . . . .        0.0           1,299           0
- ------------------------------------------------------------
12. Totals . . .    X X X X           1,299           0

*Net = (25-26) = (11+23)

Form 2

   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS INSURANCE COMPANY
                                             ------------------------------
                                                         (Name)


                      SCHEDULE P - PART 1N - REINSURANCE A
                                 (000 omitted)

                         Premiums Earned                               Loss and Loss Expense Payments
                     ----------------------------                   ------------------------------------
      1                                                 Loss Payments                Allocated Loss
    Years                                               -------------               Expense Payments
    Which                                                                         ----------------       9
Premiums Were        2         3          4             5           6                                   Salvage
  Earned and      Direct                                                         7            8           and
 Losses Were        and                  Net         Direct                   Direct                  Subrogation
   Incurred       Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded      Received
 ----------------------------------------------------------------------------------------------------------------
1. 1988 . . . .     9,139         0      9,139            890          0           70            0             0
2. 1989 . . . .     2,404        20      2,384            978          0            0            0             0
3. 1990 . . . .       480         0        480            749          0            0            0             0
4. 1991 . . . .    13,310         0     13,310          2,934          0            0            0             0
5. 1992 . . . .     8,885     1,269      7,616         13,133          0           67            0             0
6. 1993 . . . .    24,260       285     23,975          1,336          0          (25)           0             0
- -----------------------------------------------------------------------------------------------------------------
7. Totals . . .   X X X X   X X X X    X X X X         20,020          0          112            0             0

             Loss and Loss Expense Payments
    1    -----------------------------------
  Years               10             11             12
  Which                                          Number of
Premiums Were    Unallocated       Total          Claims
 Earned and         Loss         Net Paid        Reported -
Losses Were        Expense      (5 - 6 + 7      Direct and
 Incurred         Payments        - 8 + 10)      Assumed
- ----------------------------------------------------------
1. 1988 . . . .          6              966       X X X X
2. 1989 . . . .          4              982       X X X X
3. 1990 . . . .          7              756       X X X X
4. 1991 . . . .         25            2,959       X X X X
5. 1992 . . . .        123           13,323       X X X X
6. 1993 . . . .         41            1,352       X X X X
- ----------------------------------------------------------
7. Totals . . .        206           20,338       X X X X

NOTE: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



      1                                Losses Unpaid                                Allocated Loss Expenses Unpaid
    Years                   ------------------------------------                 -------------------------------------
    Which                   Case Basis               Bulk & IBNR                 Case Basis                Bulk & IBNR
Premiums Were               ----------               -----------                 ----------                -----------
  Earned and            13            14          15            16           17            18           19            20
 Losses Were          Direct                    Direct                     Direct                     Direct
   Incurred         and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
1.  1988 . . . .              7          0             0           0               0          0               0          0
2.  1989 . . . .             36          0           172           0               0          0               0          0
3.  1990 . . . .             34          0           275           0               0          0               0          0
4.  1991 . . . .            167          0         4,885           0               0          0               0          0
5.  1992 . . . .            408          0         2,139           0               0          0               0          0
6.  1993 . . . .            127          0         9,877           0               0          0               0          0
- ---------------------------------------------------------------------------------------------------------------------------
7.  Totals . . .            779          0        17,348           0               0          0               0          0

      1
    Years               21              22              23             24
    Which                                                           Number of
Premiums Were         Salvage       Unallocated       Total          Claims
  Earned and            and            Loss         Net Losses     Outstanding-
 Losses Were        Subrogation      Expense       and Expenses      Direct
   Incurred         Anticipated       Unpaid          Unpaid       and Assumed
- ------------------------------------------------------------------------------
1.  1988 . . . .              0             0                 7      X X X X
2.  1989 . . . .              0             1               209      X X X X
3.  1990 . . . .              0             1               310      X X X X
4.  1991 . . . .              0             3             5,055      X X X X
5.  1992 . . . .              0             7             2,554      X X X X
6.  1993 . . . .              0             2            10,006      X X X X
- -----------------------------------------------------------------------------
7.  Totals . . .              0            14            18,141      X X X X

      1
    Years                 Total Losses and            Loss and Loss Expense Percentage    Discount for Time
    Which              Loss Expenses Incurred            (Incurred/Premiums Earned)        Value of Money
Premiums Were     ------------------------------     --------------------------------    -------------------
  Earned and           25          26         27          28          29         30        31         32
 Losses Were         Direct                             Direct                                       Loss
   Incurred       and Assumed     Ceded      Net*     and Assumed    Ceded      Net       Loss      Expense
- ------------------------------------------------------------------------------------------------------------
1. 1988 . . . .       973            0       973         10.6          0.0      10.6         0          0
2. 1989 . . . .     1,191            0     1,191         49.5          0.0      50.0         0          0
3. 1990 . . . .     1,066            0     1,066        221.1          0.0     222.1         0          0
4. 1991 . . . .     8,014            0     8,014         60.2          0.0      60.2         0          0
5. 1992 . . . .    15,877            0    15,877        178.7          0.0     208.5         0          0
6. 1993 . . . .    11,358            0    11,358         46.8          0.0      47.4         0          0
- ------------------------------------------------------------------------------------------------------------
7. Total  . . .   X X X X      X X X X   X X X X      X X X X      X X X X   X X X X         0          0

                             Net Balance Sheet Reserves
      1                            After Discount
    Years                    -------------------------
    Which            33              34            35
Premiums Were  Inter-Company
  Earned and      Pooling                         Loss
 Losses Were   Participation       Losses       Expenses
   Incurred      Percentage        Unpaid        Unpaid
- ----------------------------------------------------------
1. 1988 . . . .       0.0               7              0
2. 1989 . . . .       0.0             208              1
3. 1990 . . . .       0.0             309              1
4. 1991 . . . .       0.0           5,052              3
5. 1992 . . . .       0.0           2,547              7
6. 1993 . . . .       0.0          10,004              2
- ----------------------------------------------------------
7. Total  . . .       0.0          18,127             14

*Net = (25-26) = (11+23)

                     SCHEDULE P - PART 10 - REINSURANCE B
                                 (000 omitted)

                         Premiums Earned                                   Loss and Loss Expense Payments
                    --------------------------------------        -----------------------------------------------
      1                                                 Loss Payments          Allocated Loss
    Years                                               -------------         Expense Payments
    Which                                                                   -------------------            9
Premiums Were        2         3         4                                                              Salvage
  Earned and      Direct                                5           6            7            8           and
 Losses Were        and                  Net         Direct                   Direct                  Subrogation
   Incurred       Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded      Received
- -----------------------------------------------------------------------------------------------------------------
1. 1988 . . . .     1,016         0      1,016           538          0             0           0             0
2. 1989 . . . .     5,851        60      5,791           558          0             1           0             0
3. 1990 . . . .     9,957         0      9,957           454          0             8           0             0
4. 1991 . . . .    14,633         0     14,633           377          0           812           0             0
5. 1992 . . . .    50,625     5,249     45,376         4,993      2,317            19           0             0
6. 1993 . . . .    46,897     9,394     37,503         1,224        461             2           0             0
- -----------------------------------------------------------------------------------------------------------------
7. Totals . . .   X X X X   X X X X    X X X X         8,144      2,778           842           0             0

                 Loss and Loss Expense Payments
      1         --------------------------------
    Years                10             11             12
    Which                                           Number of
Premiums Were        Unallocated       Total          Claims
 Earned and              Loss         Net Paid      Reported -
Losses Were            Expense      (5 - 6 + 7)     Direct and
  Incurred             Payments       - 8 + 10        Assumed
- --------------------------------------------------------------
1. 1988 . . . .              2            540         X X X X
2. 1989 . . . .              2            561         X X X X
3. 1990 . . . .              4            466         X X X X
4. 1991 . . . .             28          1,217         X X X X
5. 1992 . . . .             33          2,728         X X X X
6. 1993 . . . .             51            816         X X X X
- --------------------------------------------------------------
7. Totals . . .            120          6,328         X X X X

     Note: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

      1                                Losses Unpaid                          Allocated Loss Expenses Unpaid
    Years                    ---------------------------------        -------------------------------------------------
    Which                   Case Basis               Bulk & IBNR                 Case Basis                Bulk & IBNR
Premiums Were               ----------               -----------                 ----------                -----------
  Earned and            13            14          15            16           17            18           19            20
 Losses Were          Direct                    Direct                     Direct                     Direct
   Incurred         and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
- --------------------------------------------------------------------------------------------------------------------------
1.  1988 . . . .           23            0          250            0             0            0             0           0
2.  1989 . . . .           46            0        2,750            0             0            0             0           0
3.  1990 . . . .          172            0        5,000            0             0            0             0           0
4.  1991 . . . .        5,326            0        4,000            0             0            0             0           0
5.  1992 . . . .        2,347            0       28,286        6,320             0            0             0           0
6.  1993 . . . .        5,247          415       39,129       11,200             1            0             0           0
- --------------------------------------------------------------------------------------------------------------------------
7.  Totals . . .       13,161          415       79,415       17,520             1            0             0           0


      1
    Years                                                               24
    Which                21             22              23          Number of
Premiums Were         Salvage       Unallocated       Total          Claims
  Earned and            and            Loss         Net Losses     Outstanding -
 Losses Were         Subrogation     Expense       and Expenses      Direct
   Incurred          Anticipated      Unpaid          Unpaid       and Assumed
- ------------------------------------------------------------------------------
1.  1988 . . . .            0               0           273          X X X X
2.  1989 . . . .            0               1         2,797          X X X X
3.  1990 . . . .            0               3         5,175          X X X X
4.  1991 . . . .            0              85         9,411          X X X X
5.  1992 . . . .            0              37        24,350          X X X X
6.  1993 . . . .            0              84        32,846          X X X X
- ------------------------------------------------------------------------------
7.  Totals . . .            0             210        74,852          X X X X

      1
    Years               Total Losses and            Loss and Loss Expense Percentage    Discount for Time
    Which            Loss Expenses Incurred            (Incurred/Premiums Earned)        Value of Money
Premiums Were     ---------------------------       ---------------------------------  -------------------
  Earned and         25          26         27          28          29         30        31         32
 Losses Were       Direct                             Direct                                       Loss
   Incurred     and Assumed     Ceded      Net*     and Assumed    Ceded      Net       Loss      Expense
- -----------------------------------------------------------------------------------------------------------
1. 1988 . . . .       813             0       813         80.0        0.0      80.0          0          0
2. 1989 . . . .     3,358             0     3,358         57.4        0.0      58.0          0          0
3. 1990 . . . .     5,641             0     5,641         56.7        0.0      56.7          0          0
4. 1991 . . . .    10,628             0    10,628         72.6        0.0      72.6          0          0
5. 1992 . . . .    35,715         8,637    27,078         70.5      164.5      59.7          0          0
6. 1993 . . . .    45,738        12,076    33,662         97.5      128.6      89.8          0          0
- -----------------------------------------------------------------------------------------------------------
7. Totals . . .   X X X X       X X X X   X X X X      X X X X    X X X X   X X X X          0          0

                                Net Balance Sheet Reserves
      1                               After Discount
    Years                       --------------------------
    Which            33
Premiums Were  Inter-Company         34            35
  Earned and      Pooling                         Loss
 Losses Were   Participation       Losses       Expenses
   Incurred      Percentage        Unpaid        Unpaid
- --------------------------------------------------------
1. 1988 . . . .       0.0             273             0
2. 1989 . . . .       0.0           2,796             1
3. 1990 . . . .       0.0           5,172             3
4. 1991 . . . .       0.0           9,326            85
5. 1992 . . . .       0.0          24,313            37
6. 1993 . . . .       0.0          32,761            85
- --------------------------------------------------------
7. Totals . . .   X X X X          74,641           211

*Net = (25 - 26) = (11 + 23)

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                          (Name)

                      SCHEDULE P - PART 1P - REINSURANCE C
                                 (000 omitted)

         1                                                                        Loss and Loss
                                                                                 Expense Payments
                                Premiums Earned           ---------------------------------------------------------------
      Years              ----------------------------          Loss Payments         Allocated Loss
      Which                  2         3          4       --------------------      Expense Payments            9
   Premiums Were                                                                   ---------------------      Salvage
    Earned and            Direct                               5           6           7            8           and
   Losses Were             and                  Net         Direct                   Direct                 Subrogation
    Incurred             Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded      Received
- -------------------------------------------------------------------------------------------------------------------------
1. 1988 . . . .                0        0           0             0          0            0            0            0
2. 1989 . . . .                0        0           0             0          0            0            0            0
3. 1990 . . . .                0        0           0             0          0            0            0            0
4. 1991 . . . .                0        0           0             0          0            0            0            0
5. 1992 . . . .                0        0           0             0          0            0            0            0
6. 1993 . . . .                0        0           0             0          0            0            0            0
- ------------------------------------------------------------------------------------------------------------------------
7. Totals . . .         X X X X   X X X X    X X X X             0          0            0            0            0

                                      Loss and Loss
                                     Expense Payments
                         -------------------------------------------
       1                      10             11             12
     Years
     Which                                               Number of
  Premiums Were          Unallocated       Total          Claims
    Earned and               Loss         Net Paid       Reported -
   Losses Were              Expense       (5 - 6 + 7     Direct and
    Incurred                Payments      -  8 + 10)       Assumed
- --------------------------------------------------------------------
1.  1988 . . . .                 0              0          X X X X
2.  1989 . . . .                 0              0          X X X X
3.  1990 . . . .                 0              0          X X X X
4.  1991 . . . .                 0              0          X X X X
5.  1992 . . . .                 0              0          X X X X
6.  1993 . . . .                 0              0          X X X X
- --------------------------------------------------------------------
7.  Totals . . .                 0              0          X X X X

     Note: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


       1                                     Losses Unpaid                              Allocated Loss Expenses Unpaid
     Years                ------------------------------------------------     -------------------------------------------------
     Which                        Case Basis               Bulk & IBNR               Case Basis                Bulk & IBNR
 Premiums Were            ----------------------    ----------------------     ----------------------     ----------------------
   Earned and                 13            14          15            16           17            18           19            20
  Losses Were               Direct                    Direct                     Direct                     Direct
   Incurred               and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------------
1.  1988 . . . .                 0            0             0          0             0             0            0             0
2.  1989 . . . .                 0            0             0          0             0             0            0             0
3.  1990 . . . .                 0            0             0          0             0             0            0             0
4.  1991 . . . .                 0            0             0          0             0             0            0             0
5.  1992 . . . .                 0            0             0          0             0             0            0             0
6.  1993 . . . .                 0            0             0          0             0             0            0             0
- ---------------------------------------------------------------------------------------------------------------------------------
7.  Totals . . .                 0            0             0          0             0             0            0             0

       1
     Years               21              22               23            24
     Which                                                          Number of
 Premiums Were         Salvage      Unallocated         Total         Claims
   Earned and            and            Loss         Net Losses     Outstanding-
  Losses Were        Subrogation      Expenses      and Expenses      Direct
   Incurred          Anticipated       Unpaid          Unpaid       and Assumed
- --------------------------------------------------------------------------------
1.  1988 . . . .               0              0                0        X X X X
2.  1989 . . . .               0              0                0        X X X X
3.  1990 . . . .               0              0                0        X X X X
4.  1991 . . . .               0              0                0        X X X X
5.  1992 . . . .               0              0                0        X X X X
6.  1993 . . . .               0              0                0        X X X X
- --------------------------------------------------------------------------------
7.  Totals . . .               0              0                0        X X X X

      1
    Years                       Total Losses and            Loss and Loss Expense Percentage    Discount for Time
    Which                    Loss Expenses Incurred            (Incurred/Premiums Earned)        Value of Money
 Premiums Were          -------------------------------     --------------------------------    -----------------
  Earned and                 25                                 28                                          32
  Losses Were              Direct        26         27        Direct        29         30        31        Loss
   Incurred             and Assumed     Ceded      Net*     and Assumed    Ceded      Net       Loss      Expense
- -----------------------------------------------------------------------------------------------------------------
1. 1988 . . . .                 0           0         0           0.0       0.0        0.0         0          0
2. 1989 . . . .                 0           0         0           0.0       0.0        0.0         0          0
3. 1990 . . . .                 0           0         0           0.0       0.0        0.0         0          0
4. 1991 . . . .                 0           0         0           0.0       0.0        0.0         0          0
5. 1992 . . . .                 0           0         0           0.0       0.0        0.0         0          0
6. 1993 . . . .                 0           0         0           0.0       0.0        0.0         0          0
- -----------------------------------------------------------------------------------------------------------------
7 . Totals . . .         X X X X     X X X X   X X X X       X X X X   X X X X    X X X X          0          0

                                       Net Balance Sheet Reserves
        1                                     After Discount
      Years                             -------------------------
      Which                33               34             35
   Premiums Were      Inter-Company
    Earned and            Pooling                         Loss
   Losses Were         Participation       Losses       Expenses
    Incurred             Percentage        Unpaid        Unpaid
- -----------------------------------------------------------------
1.  1988 . . . .            0.0                0              0
2.  1989 . . . .            0.0                0              0
3.  1990 . . . .            0.0                0              0
4.  1991 . . . .            0.0                0              0
5.  1992 . . . .            0.0                0              0
6.  1993 . . . .            0.0                0              0
- -----------------------------------------------------------------
7.  Totals . . .       X X X X                 0              0

*Net = (25 - 26) = (11 + 23)

                      SCHEDULE P - PART 1Q - REINSURANCE D
                                 (000 omitted)

      1                         Premiums Earned                         Loss and Loss Expense Payments
                         -----------------------------    ---------------------------------------------------------------
     Years                                                   Loss Payments          Allocated Loss              9
     Which                   2         3          4          -------------          Expense Payments
 Premiums Were                                                                      ----------------            Salvage
   Earned and             Direct                                5           6           7            8            and
  Losses Were               and                  Net         Direct                  Direct                   Subrogation
   Incurred              Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded        Received
- -------------------------------------------------------------------------------------------------------------------------
1. Prior. . . .         X X X X    X X X X    X X X X            121          0            3            0           0
2. 1984 . . . .            3,574        588      2,986         4,193      1,079          194            0           0
3. 1985 . . . .            6,714        634      6,080         4,917        858           30            0           0
4. 1986 . . . .           19,205      1,898     17,307         3,778          0            0            0           0
5. 1987 . . . .           18,799      2,762     16,037         3,547          0            0            0           0
- ------------------------------------------------------------------------------------------------------------------------
6. Totals . . .         X X X X    X X X X    X X X X         16,556      1,937          230            0           0

                          Loss and Loss Expense
                                 Payments
       1                --------------------------
     Years                 10             11             12
     Which                                             Number of
  Premiums Were         Unallocated       Total          Claims
    Earned and              Loss         Net Paid      Reported -
   Losses Were            Expense       (5 - 6 + 7     Direct and
    Incurred              Payments       - 8 + 10)       Assumed
- -----------------------------------------------------------------
1.  1988 . . . .                 1             125       X X X X
2.  1989 . . . .                63           3,371       X X X X
3.  1990 . . . .                22           4,111       X X X X
4.  1991 . . . .                 7           3,786       X X X X
5.  1992 . . . .                79           3,628       X X X X
- -----------------------------------------------------------------
6.  Totals . . .               172          15,021       X X X X

     Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

        1                                    Losses Unpaid                                  Allocated Loss Expenses Unpaid
      Years               ------------------------------------------------     -------------------------------------------------
      Which                     Case Basis               Bulk & IBNR                  Case Basis                Bulk & IBNR
  Premiums Were           ----------------------    ----------------------     -----------------------    ----------------------
    Earned and                13            14          15            16           17            18           19            20
   Losses Were              Direct                    Direct                     Direct                     Direct
    Incurred              and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
- --------------------------------------------------------------------------------------------------------------------------------
1.  Prior. . . .             1,606         1,551             0           0             0             0              0          0
2.  1984 . . . .               469             9             0           0             0             0              0          0
3.  1985 . . . .               280           183             0           0             0             0              0          0
4.  1986 . . . .               126             0            67           0             0             0              0          0
5.  1987 . . . .               208             0           200           0             0             0              0          0
- --------------------------------------------------------------------------------------------------------------------------------
6.  Totals . . .             2,689         1,743           267           0             0             0              0          0

       1
     Years                   21             22              23             24
     Which                                                              Number of
  Premiums Were           Salvage      Unallocated        Total          Claims
    Earned and              and            Loss         Net Losses     Outstanding-
   Losses Were          Subrogation      Expenses      and Expenses      Direct
    Incurred            Anticipated       Unpaid          Unpaid       and Assumed
- -----------------------------------------------------------------------------------
1.  Prior  . . .                0             26                81          X X X X
2.  1984 . . . .                0              7               467          X X X X
3.  1985 . . . .                0              4               101          X X X X
4.  1986 . . . .                0              2               195          X X X X
5.  1987 . . . .                0              3               411          X X X X
- -----------------------------------------------------------------------------------
6.  Totals . . .                0             42             1,255          X X X X

     1
   Years                         Total Losses and            Loss and Loss Expense Percentage     Discount for Time
   Which                      Loss Expenses Incurred            (Incurred/Premiums Earned)         Value of Money
Premiums Were            --------------------------------    --------------------------------     -----------------
 Earned and                   25          26         27          28          29         30        31          32
 Losses Were                Direct                              Direct                                       Loss
   Incurred              and Assumed     Ceded      Net*     and Assumed    Ceded       Net       Loss      Expense
- -------------------------------------------------------------------------------------------------------------------
1. Prior. . . .              X X X X   X X X X   X X X X        X X X X   X X X X    X X X X          0          0
2. 1984 . . . .                 4,926     1,088     3,838          137.8     185.0      128.5         0          0
3. 1985 . . . .                 5,253     1,041     4,212           78.2     164.2       69.3         0          0
4. 1986 . . . .                 3,981         0     3,981           20.7       0.0       23.0         0          0
5. 1987 . . . .                 4,039         0     4,039           21.5       0.0       25.0         0
- -------------------------------------------------------------------------------------------------------------------
6. Totals . . .              X X X X   X X X X   X X X X        X X X X   X X X X    X X X X          0          0

       1                                  Net Balance Sheet Reserves
     Years                  33                  After Discount
     Which                                -------------------------
  Premiums Were         Inter-Company          34             35
    Earned and              Pooling                          Loss
   Losses Were           Participation       Losses        Expenses
    Incurred               Percentage        Unpaid         Unpaid
- -------------------------------------------------------------------
1.  Prior  . . .              0.0               55              26
2.  1984 . . . .              0.0              460               7
3.  1985 . . . .              0.0               97               4
4.  1986 . . . .              0.0              193               2
5.  1987 . . . .              0.0              408               3
- -------------------------------------------------------------------
6.  Totals . . .           X X X X           1,213              42

*Net = (25 - 26) = (11 + 23)

Form 2
      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                                ................................
                                                             (Name)

       SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                                 (000 omitted)

                               Premiums Earned                             Loss and Loss Expense Payments
         1          -----------------------------------       ------------------------------------------------------
       Years           2            3             4                Loss Payments                 Allocated Loss
     in Which                                                                                    Expense Payments
   Premiums Were                                              -----------------------        -----------------------
    Earned and      Direct                       Net               5              6               7              8
    Losses Were       and         Ceded         (2-3)           Direct          Ceded          Direct
     Incurred       Assumed                                   and Assumed                    and Assumed       Ceded
 -------------------------------------------------------------------------------------------------------------------
  1. Prior . . .       XXXX         XXXX           XXXX             212              0             50              0
  2. 1984  . . .       4,194          634           3,560        10,470          5,710            839            167
  3. 1985  . . .       7,655          946           6,709         9,627          6,590          3,516            612
  4. 1986  . . .      10,604          895           9,709         6,823            334            188              7
  5. 1987  . . .      13,910          382          13,528         3,572             23             99              0
  6. 1988  . . .      10,654          899           9,755           782              0             66              0
  7. 1989  . . .       9,691        2,230           7,461         1,492              0             28              1
  8. 1990  . . .       3,002        1,585           1,417         1,685            650            129              7
  9. 1991  . . .      10,069        1,612           8,457           500            421              0              0
 10. 1992  . . .       5,084        1,460           3,624             0              0              0              0
 11. 1993  . . .       3,304        1,347           1,957             0              0              0              0
 -------------------------------------------------------------------------------------------------------------------
 12. Totals  . .       XXXX         XXXX            XXXX         35,163         13,728          4,915            794

                           Loss and Loss Expense Payments
         1           ----------------------------------------------            12
                        9                   10                11
       Years
     in Which                                                               Number of
   Premiums Were       Salvage          Unallocated          Total           Claims
    Earned and           and               Loss            Net Paid         Reported -
    Losses Were      Subrogation          Expense         (5 - 6 + 7       Direct and
     Incurred         Received           Payments         - 8 + 10)         Assumed
 -------------------------------------------------------------------------------------
  1. Prior . . .              0                1                 263          XXXX
  2. 1984  . . .              0               66               5,498              0
  3. 1985  . . .              0              100               6,041              0
  4. 1986  . . .              0               21               6,691              0
  5. 1987  . . .              0               55               3,703              0
  6. 1988  . . .              0               41                 889              0
  7. 1989  . . .              0               97               1,616              0
  8. 1990  . . .              0               39               1,196              0
  9. 1991  . . .              0               17                  96              0
 10. 1992  . . .              0                8                   8              0
 11. 1993  . . .              0                4                   4              0
 -------------------------------------------------------------------------------------
 12. Totals  . .              0              449              26,005          XXXX

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


      1                              Losses Unpaid                       Allocated Loss Expenses Unpaid
    Years               -------------------------------------------    -------------------------------------------
  in Which                    Case Basis             Bulk + IBNR            Case Basis             Bulk + IBNR
Premiums Were           --------------------    -------------------    --------------------   --------------------
 Earned and                13            14         15          16         17          18          19          20
 Losses Were             Direct                   Direct                 Direct                  Direct
  Incurred            and Assumed      Ceded    and Assumed   Ceded    and Assumed    Ceded    and Assumed   Ceded
 -----------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .         317          103        2,565      2,065      24              0           0        0
  2. 1984  . . . . .         499          434        1,894      1,394       1              1           0        0
  3. 1985  . . . . .       1,234          238        2,226        726      58             58           0        0
  4. 1986  . . . . .       1,111            0        2,339        339       0              0           0        0
  5. 1987  . . . . .         701            0        3,809         13       0              0           0        0
  6. 1988  . . . . .         919            0        3,919         90       3              0           0        0
  7. 1989  . . . . .         274            2        3,006        392       2              0           0        0
  8. 1990  . . . . .         475           29        3,367        511       1              0           0        0
  9. 1991  . . . . .           0            0        6,414        600      33              6           0        0
 10. 1992  . . . . .         500           95        2,932        619       0              0           0        0
 11. 1993  . . . . .           0            0        1,977        277       0              0           0        0
 -----------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .       6,030          901       34,448      7,026     122             65           0       0

      1
    Years                   21                 22                 23                  24
  in Which                                                                          Number of
Premiums Were               Salvage         Unallocated            Total              Claims
 Earned and                   and               Loss            Net Losses         Outstanding -
 Losses Were              Subrogation         Expenses         and Expenses           Direct
  Incurred                Anticipated          Unpaid             Unpaid           and Assumed
 ----------------------------------------------------------------------------------------------
  1. Prior . . . . .             0                  5                 743                   0
  2. 1984  . . . . .             0                  8                 573                   0
  3. 1985  . . . . .             0                 20               2,516                   0
  4. 1986  . . . . .             0                 18               3,129                   0
  5. 1987  . . . . .             0                 11               4,508                   0
  6. 1988  . . . . .             0                 15               4,766                   0
  7. 1989  . . . . .             0                  4               2,892                   0
  8. 1990  . . . . .             0                  8               3,311                   0
  9. 1991  . . . . .             0                  0               5,841                   0
 10. 1992  . . . . .             0                  8               2,726                   0
 11. 1993  . . . . .             0                  0               1,700                   0
 ----------------------------------------------------------------------------------------------
 12. Totals  . . . .             0                 97              32,705                   0

        1
      Years                    Total Losses and          Loss and Loss Expense Percentage   Discount for Time
    in Which                Loss Expenses Incurred          (Incurred/Premiums Earned)        Value of Money
  Premiums Were         -----------------------------    -------------------------------     ----------------
   Earned and                25         26       27          28           29         30       31        32
   Losses Were             Direct                          Direct                                      Loss
    Incurred            and Assumed    Ceded    Net *    and Assumed     Ceded      Net      Loss    Expense
 ------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .          XXXX     XXXX      XXXX        XXXX       XXXX       XXXX       0         0
  2. 1984  . . . . .         13,777    7,706     6,071       328.5     1,215.5     170.5      0         0
  3. 1985  . . . . .         16,781    8,224     8,557       219.2       869.3     127.5      0         0
  4. 1986  . . . . .         10,500      680     9,820        99.0        76.0     101.1      0         0
  5. 1987  . . . . .          8,247       36     8,211        59.3         9.4      60.7      0         0
  6. 1988  . . . . .          5,745       90     5,655        53.9        10.0      58.0      0         0
  7. 1989  . . . . .          4,903      395     4,508        50.6        17.7      60.4      0         0
  8. 1990  . . . . .          5,704    1,197     4,507       190.0        75.5     318.1      0         0
  9. 1991  . . . . .          6,964    1,027     5,937        69.2        63.7      70.2      0         0
 10. 1992  . . . . .          3,448      714     2,734        67.8        48.9      75.4      0         0
 11. 1993  . . . . .          1,981      277     1,704        60.0        20.6      87.1      0         0
 ------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .          XXXX     XXXX      XXXX         XXXX       XXXX      XXXX       0         0

      1                                            Net Balance Sheet Reserves
    Years                                                 After Discount
  in Which                        33               -----------------------------
Premiums Were                Inter-Company           34                 35
 Earned and                     Pooling
 Losses Were                 Participation         Losses          Loss Expenses
  Incurred                    Percentage           Unpaid             Unpaid
 -------------------------------------------------------------------------------
  1. Prior . . . . .                  XXXX           714                  29
  2. 1984  . . . . .                   0.0           565                   8
  3. 1985  . . . . .                   0.0         2,496                  20
  4. 1986  . . . . .                   0.0         3,111                  18
  5. 1987  . . . . .                   0.0         4,497                  11
  6. 1988  . . . . .                   0.0         4,748                  18
  7. 1989  . . . . .                   0.0         2,886                   6
  8. 1990  . . . . .                   0.0         3,302                   9
  9. 1991  . . . . .                   0.0         5,814                  27
 10. 1992  . . . . .                   0.0         2,718                   8
 11. 1993  . . . . .                   0.0         1,700                   0
 -------------------------------------------------------------------------------
 12. Totals  . . . .                  XXXX        32,551                 154

*Net - (25 - 26) = (11 + 23)

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                         (Name)

      SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE
                                 (000 omitted)

                               Premiums Earned                             Loss and Loss Expense Payments
         1          -----------------------------------       ------------------------------------------------------
       Years           2            3             4                Loss Payments                 Allocated Loss
     in Which                                                                                    Expense Payments
   Premiums Were                                              -----------------------        -----------------------
    Earned and      Direct                       Net               5              6               7              8
    Losses Were       and         Ceded         (2-3)           Direct          Ceded          Direct
     Incurred       Assumed                                   and Assumed                    and Assumed       Ceded
- --------------------------------------------------------------------------------------------------------------------
  1. Prior . . .       XXXX         XXXX           XXXX                0            0                 0            0
  2. 1984  . . .            0            0              0              0            0                 0            0
  3. 1985  . . .            0            0              0              0            0                 0            0
  4. 1986  . . .            0            0              0              0            0                 0            0
  5. 1987  . . .            0            0              0              0            0                 0            0
  6. 1988  . . .            0            0              0              0            0                 0            0
  7. 1989  . . .            0            0              0              0            0                 0            0
  8. 1990  . . .            0            0              0              0            0                 0            0
  9. 1991  . . .            0            0              0              0            0                 0            0
 10. 1992  . . .            0            0              0              0            0                 0            0
 11. 1993  . . .            0            0              0              0            0                 0            0
- --------------------------------------------------------------------------------------------------------------------
 12. Totals  . .       XXXX        XXXX           XXXX                 0            0                 0            0


                           Loss and Loss Expense Payments
         1           ----------------------------------------------            12
                        9                   10                11
       Years
     in Which                                                               Number of
   Premiums Were       Salvage          Unallocated          Total           Claims
    Earned and           and               Loss            Net Paid         Reported -
    Losses Were      Subrogation          Expense         (5 - 6 + 7       Direct and
     Incurred         Received           Payments          - 8 + 10)        Assumed
- --------------------------------------------------------------------------------------
  1. Prior . . .              0               0                0             XXXX
  2. 1984  . . .              0               0                0                    0
  3. 1985  . . .              0               0                0                    0
  4. 1986  . . .              0               0                0                    0
  5. 1987  . . .              0               0                0                    0
  6. 1988  . . .              0               0                0                    0
  7. 1989  . . .              0               0                0                    0
  8. 1990  . . .              0               0                0                    0
  9. 1991  . . .              0               0                0                    0
 10. 1992  . . .              0               0                0                    0
 11. 1993  . . .              0               0                0                    0
- --------------------------------------------------------------------------------------
 12. Totals  . .              0               0                0              XXXX

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

         1                           Losses Unpaid                       Allocated Loss Expenses Unpaid
       Years            ---------------------------------------    --------------------------------------------
     in Which              Case Basis           Bulk + IBNR             Case Basis             Bulk + IBNR
   Premiums Were        ----------------    -------------------    --------------------   ---------------------
    Earned and             13        14         15          16         17          18          19          20
    Losses Were          Direct               Direct                 Direct                  Direct
     Incurred         and Assumed   Ceded   and Assumed   Ceded    and Assumed    Ceded    and Assumed   Ceded
- ---------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .           0        0           0         0             0         0             0        0
  2. 1984  . . . . .           0        0           0         0             0         0             0        0
  3. 1985  . . . . .           0        0           0         0             0         0             0        0
  4. 1986  . . . . .           0        0           0         0             0         0             0        0
  5. 1987  . . . . .           0        0           0         0             0         0             0        0
  6. 1988  . . . . .           0        0           0         0             0         0             0        0
  7. 1989  . . . . .           0        0           0         0             0         0             0        0
  8. 1990  . . . . .           0        0           0         0             0         0             0        0
  9. 1991  . . . . .           0        0           0         0             0         0             0        0
 10. 1992  . . . . .           0        0           0         0             0         0             0        0
 11. 1993  . . . . .           0        0           0         0             0         0             0        0
- ---------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .           0        0           0         0             0         0             0        0

         1
       Years                  21                 22                 23                  24
      in Which                                                                        Number of
   Premiums Were            Salvage         Unallocated            Total              Claims
    Earned and                and               Loss            Net Losses         Outstanding -
    Losses Were           Subrogation         Expenses         and Expenses           Direct
     Incurred             Anticipated          Unpaid             Unpaid           and Assumed
- -----------------------------------------------------------------------------------------------
  1. Prior . . . . .               O                 O                  O                    O
  2. 1984  . . . . .               O                 O                  O                    O
  3. 1985  . . . . .               O                 O                  O                    O
  4. 1986  . . . . .               O                 O                  O                    O
  5. 1987  . . . . .               O                 O                  O                    O
  6. 1988  . . . . .               O                 O                  O                    O
  7. 1989  . . . . .               O                 O                  O                    O
  8. 1990  . . . . .               O                 O                  O                    O
  9. 1991  . . . . .               O                 O                  O                    O
 10. 1992  . . . . .               O                 O                  O                    O
 11. 1993  . . . . .               O                 O                  O                    O
- -----------------------------------------------------------------------------------------------
 12. Totals  . . . .               O                 O                  O                    O


         1
       Years                   Total Losses and          Loss and Loss Expense Percentage   Discount for Time
      in Which              Loss Expenses Incurred          (Incurred/Premiums Earned)        Value of Money
   Premiums Were        -----------------------------    --------------------------------    ---------------
    Earned and               25         26       27          28           29         30       31        32
    Losses Were            Direct                          Direct                                      Loss
     Incurred           and Assumed    Ceded    Net *    and Assumed     Ceded      Net      Loss    Expense
- ------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .         XXXX       XXXX     XXXX         XXXX        XXXX      XXXX        0        0
  2. 1984  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  3. 1985  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  4. 1986  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  5. 1987  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  6. 1988  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  7. 1989  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  8. 1990  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  9. 1991  . . . . .             0          0        0           0.0         0.0       0.0      0        0
 10. 1992  . . . . .             0          0        0           0.0         0.0       0.0      0        0
 11. 1993  . . . . .             0          0        0           0.0         0.0       0.0      0        0
- ------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .         XXXX       XXXX     XXXX         XXXX        XXXX      XXXX        0        0

         1                                          Net Balance Sheet Reserves
       Years                                              After Discount
      in Which                    33               -----------------------------
   Premiums Were             Inter-Company           34                 35
    Earned and                  Pooling
    Losses Were              Participation         Losses          Loss Expenses
     Incurred                 Percentage           Unpaid             Unpaid
- --------------------------------------------------------------------------------
  1. Prior . . . . .                XXXX                0                    0
  2. 1984  . . . . .                   0.0              0                    0
  3. 1985  . . . . .                   0.0              0                    0
  4. 1986  . . . . .                   0.0              0                    0
  5. 1987  . . . . .                   0.0              0                    0
  6. 1988  . . . . .                   0.0              0                    0
  7. 1989  . . . . .                   0.0              0                    0
  8. 1990  . . . . .                   0.0              0                    0
  9. 1991  . . . . .                   0.0              0                    0
 10. 1992  . . . . .                   0.0              0                    0
 11. 1993  . . . . .                   0.0              0                    0
- --------------------------------------------------------------------------------
 12. Totals  . . . .                XXXX                0                    0

*Net = (25 - 26) = (11 + 23)

Form 2
      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY

                                              ..................................
                                                            (Name)

                   SCHEDULE - PART 2A - HOMEOWNERS/FARMOWNERS

       1                  Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                Development**
 Years in Which   ------------------------------------------------------------------------------------------   ---------------------
  Losses Were       2         3         4        5        6        7          8        9       10       11        12         13
    Incurred      1984      1985      1986     1987     1988     1989       1990     1991     1992     1993    One Year   Two Year
- ------------------------------------------------------------------------------------------------------------------------------------
   1.  Prior....      0*       0         0        0        0         0         0        0        0        0          0          0
   2.  1984.....      0        0         0        0        0         0         0        0        0        0          0          0
   3.  1985.....  XXXX         0         0        0        0         0         0        0        0        0          0          0
   4.  1986.....  XXXX     XXXX          0        0        0         0         0        0        0        0          0          0
   5.  1987.....  XXXX     XXXX      XXXX         0        0         0         0        0        0        0          0          0
   6.  1988.....  XXXX     XXXX      XXXX     XXXX         0         0         0        0        0        0          0          0
   7.  1989.....  XXXX     XXXX      XXXX     XXXX     XXXX          0         0        0        0        0          0          0
   8.  1990.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX          0        0        0        0          0          0
   9.  1991.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX      XXXX         0        0        0          0          0
  10.  1992.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX      XXXX     XXXX         0        0          0      XXXX
  11.  1993.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     XXXX         0      XXXX       XXXX
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    12. Totals       0          0




                                        SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
- ----------------------------------------------------------------------------------------------------------------------------------
   1.  Prior....        0*       0        0        0        0         0         0        0        0        0          0          0
   2.  1984.....        0        0        0        0        0         0         0        0        0        0          0          0
   3.  1985.....   XXXX          0        0        0        0         0         0        0        0        0          0          0
   4.  1986.....   XXXX     XXXX      2,199    1,693    2,139     2,092     2,092    2,092    2,092    2,092          0          0
   5.  1987.....   XXXX     XXXX     XXXX      2,159    1,843     1,842     2,063    2,074    2,074    2,061        (13)       (13)
   6.  1988.....   XXXX     XXXX     XXXX     XXXX      2,159     2,027     2,027    2,027    2,027    1,975        (52)       (52)
   7.  1989.....   XXXX     XXXX     XXXX     XXXX     XXXX       2,231     1,981    1,981    1,181    1,117        (64)      (864)
   8.  1990.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX       1,189    1,189    1,189    1,113        (76)       (76)
   9.  1991.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX        627      627      529        (98)       (98)
  10.  1992.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX        496      478        (18)    XXXX
  11.  1993.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX    XXXX         372     XXXX       XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    12. Totals     (321)    (1,103)

                                        SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
- ------------------------------------------------------------------------------------------------------------------------------------
    1.  Prior....   27,863*  35,781   34,746   40,493   40,467    40,437    40,317   40,317  40,317    40,317          0          0
    2.  1984.....   11,082   13,122   32,654   38,563   38,527    38,506    38,506   38,506  38,506    38,506          0          0
    3.  1985.....  XXXX      24,436   20,586   23,746   23,715    23,691    23,691   23,691  23,691    23,701         10         10
    4.  1986.....  XXXX     XXXX      14,337   14,280   16,622    16,656    16,656   16,656  16,656    16,656          0          0
    5.  1987.....  XXXX     XXXX     XXXX      18,202   18,491    18,448    18,448   18,572  18,572    18,398       (174)      (174)
    6.  1988.....  XXXX     XXXX     XXXX     XXXX      22,146    22,204    22,204   22,204  20,716    20,199       (517)    (2,005)
    7.  1989.....  XXXX     XXXX     XXXX     XXXX     XXXX       30,601    29,615   29,615  28,003    28,043         40     (1,572)
    8.  1990.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX       12,430   12,430  12,430    11,753       (677)      (677)
    9.  1991.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX      13,425  13,425    12,501       (924)      (924)
   10.  1992.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     12,101    12,124         23      XXXX
   11.  1993.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX    XXXX       10,250      XXXX       XXXX
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Totals   (2,219)    (5,342)

                                        SCHEDULE P - PART 2D - WORKERS' COMPENSATION
- ----------------------------------------------------------------------------------------------------------------------------------
   1.  Prior....    3,904*    5,993    6,637    8,630    8,623     8,667     8,667    8,667    8,893    8,893          0        226
   2.  1984.....    3,683     3,697    6,379    8,447    8,443     8,438     8,438    8,438    8,738    8,738          0        300
   3.  1985.....   XXXX       6,218    6,075    6,803    6,799     6,795     6,795    6,795    7,795    7,795          0      1,000
   4.  1986.....   XXXX     XXXX       4,126    4,819    4,819     4,821     4,821    4,821    6,181    6,181          0      1,360
   5.  1987.....   XXXX     XXXX     XXXX       1,995    1,993     1,993     1,993    1,996    1,996    1,996          0          0
   6.  1988.....   XXXX     XXXX     XXXX     XXXX       1,278     1,277     1,277    1,277    1,033    1,033          0       (244)
   7.  1989.....   XXXX     XXXX     XXXX     XXXX     XXXX        4,345     4,345    4,345    4,345    4,345          0          0
   8.  1990.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX        2,668    2,705    2,344    2,257        (87)      (448)
   9.  1991.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX       3,187    2,659    2,746         87       (441)
  10.  1992.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX       7,564    7,529        (35)     XXXX
  11.  1993.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     XXXX       9,096      XXXX       XXXX
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Totals      (67)    (6,222)

                                        SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL
- -----------------------------------------------------------------------------------------------------------------------------------
    1.  Prior....    8,550*  12,361   18,116   21,169   21,155    21,233    21,233   21,233   21,433    21,433          0       200
    2.  1984.....    3,065    7,317    9,005   11,925   11,916    11,908    11,908   11,908   12,208    12,208          0       300
    3.  1985.....  XXXX       6,363    5,066    6,947    6,939     6,931     6,931    6,931    7,731     7,731          0       800
    4.  1986.....  XXXX     XXXX       4,504    1,730    1,729     1,727     1,727    1,727    3,532     2,927       (605)    1,200
    5.  1987.....  XXXX     XXXX     XXXX       1,775    1,772     1,772     1,772    1,772    1,772     1,672       (100)     (100)
    6.  1988.....  XXXX     XXXX     XXXX     XXXX         453       450       656      656      656       545       (111)     (111)
    7.  1989.....  XXXX     XXXX     XXXX     XXXX     XXXX        3,775     5,775    5,775    5,320     5,020       (300)     (755)
    8.  1990.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX        4,301    4,301    3,723     3,399       (324)     (902)
    9.  1991.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX       1,474    1,166     1,213         47      (261)
   10.  1992.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX         708     1,822      1,114     XXXX
   11.  1993.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     XXXX        8,056      XXXX      XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Totals      (279)      371

* Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

Form 2

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                          ................................
                                                        (Name)

                        SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

       1             Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                    --------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991
- ----------------------------------------------------------------------------------------------
   1.  Prior....       552*      359       887    1,499    1,950     1,950     1,908     2,116
   2.  1984.....       369       345       353      804      804       802       802       802
   3.  1985.....    XXXX         254       263      703      703       700       700       700
   4.  1986.....    XXXX      XXXX         181      290      290       290       290       290
   5.  1987.....    XXXX      XXXX      XXXX        906    1,680     1,680     1,750     2,118
   6.  1988.....    XXXX      XXXX      XXXX     XXXX      1,497     1,497     1,750     2,592
   7.  1989.....    XXXX      XXXX      XXXX     XXXX     XXXX       1,551     1,551     2,746
   8.  1990.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX       3,416     3,503
   9.  1991.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX         542
  10.  1992.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
  11.  1993.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
- ----------------------------------------------------------------------------------------------

       1           Incurred Losses and Allocated
                         Expenses  Reported at
                        Year End (000 omitted)         Development**
Years in Which     -----------------------------     -----------------
  Losses Were             10        11                12        13
   Incurred              1992      1993             One Year  Two Year
- -----------------------------------------------------------------------
   1.  Prior....         2,116        2,116                0         0
   2.  1984.....           902          902                0       100
   3.  1985.....           800          800                0       100
   4.  1986.....           390          390                0       100
   5.  1987.....         2,118        2,118                0         0
   6.  1988.....         2,592        2,592                0         0
   7.  1989.....         2,747        2,746                0         0
   8.  1990.....         3,503        3,516               13        13
   9.  1991.....           542          612               70        70
  10.  1992.....            338         414               76    XXXX
  11.  1993.....         XXXX           726           XXXX      XXXX
- -----------------------------------------------------------------------
                                 12. Totals              159       383


                    Schedule P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

       1          Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                ----------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991
- --------------------------------------------------------------------------------------------
    1.  Prior....        *
    2.  1984.....
    3.  1985.....   XXXX
    4.  1986.....   XXXX      XXXX
    5.  1987.....   XXXX      XXXX      XXXX
    6.  1988.....   XXXX      XXXX      XXXX     XXXX
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
- --------------------------------------------------------------------------------------------

       1           Incurred Losses and Allocated
                         Expenses  Reported at
                        Year End (000 omitted)         Development**
Years in Which     -----------------------------     -----------------
  Losses Were             10        11                12        13
   Incurred              1992      1993             One Year  Two Year
- -----------------------------------------------------------------------
    1.  Prior....                         0               0         0
    2.  1984.....                         0               0         0
    3.  1985.....                         0               0         0
    4.  1986.....                         0               0         0
    5.  1987.....                         0               0         0
    6.  1988.....                         0               0         0
    7.  1989.....                         0               0         0
    8.  1990.....                         0               0         0
    9.  1991.....                         0               0         0
   10.  1992.....                         0               0     XXXX
   11.  1993.....       XXXX              0           XXXX      XXXX
- --------------------------------------------------------------------------
                                 12. Totals               0         0

                       SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                                      (ALL PERILS), BOILER AND MACHINERY)

       1           Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                 -----------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991
- ----------------------------------------------------------------------------------------------
    1.  Prior....       0 *        0         0        0        0         0         0         0
    2.  1984.....       0          0         0        0        0         0         0         0
    3.  1985.....   XXXX           0         0        0        0         0         0         0
    4.  1986.....   XXXX      XXXX           0        0        0         0         0         0
    5.  1987.....   XXXX      XXXX      XXXX          0        0         0         0         0
    6.  1988.....   XXXX      XXXX      XXXX     XXXX          0         0         0         0
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX         253       211       249
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX           0         2
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX         130
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
- ------------------------------------------------------------------------------------------------

       1           Incurred Losses and Allocated
                         Expenses  Reported at
                        Year End (000 omitted)         Development**
Years in Which     -----------------------------     -----------------
  Losses Were             10        11                12        13
   Incurred              1992      1993             One Year  Two Year
- -----------------------------------------------------------------------
    1.  Prior....            0             0                0         0
    2.  1984.....            0             0                0         0
    3.  1985.....            0             0                0         0
    4.  1986.....            0             0                0         0
    5.  1987.....            0             0                0         0
    6.  1988.....            0             0                0         0
    7.  1989.....          249           249                0         0
    8.  1990.....            2            67               65        65
    9.  1991.....        1,257         1,335               78     1,205
   10.  1992.....        4,891         6,091            1,200    XXXX
   11.  1993.....        XXXX          9,011           XXXX      XXXX
- -----------------------------------------------------------------------
                                  12. Totals            1,343     1,270

                       SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
       1          Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                  --------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991
- ----------------------------------------------------------------------------------------------
    1.  Prior....   60,659*   71,647    99,824  126,847  131,959   128,100   128,160   128,160
    2.  1984.....   27,720    38,010    54,089   77,506   77,580    77,347    77,347    77,347
    3.  1985.....   XXXX      60,977    45,951   44,147   41,728    42,612    42,612    42,612
    4.  1986.....   XXXX      XXXX      59,810   58,019   58,287    57,887    57,887    57,887
    5.  1987.....   XXXX      XXXX      XXXX     75,462   75,345    75,382    75,564    75,564
    6.  1988.....   XXXX      XXXX      XXXX     XXXX     55,830    55,800    55,698    55,698
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX      56,389    56,373    56,373
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      57,087    56,854
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      55,411
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
- ----------------------------------------------------------------------------------------------

        1            Incurred Losses and Allocated Expenses
                       Reported at Year End (000 omitted)        Development**
 Years in Which     ----------------------------------------    -----------------
   Losses Were                 10          11                     12        13
    Incurred                  1992        1993                  One Year  Two Year
 --------------------------------------------------------------------------------
     1.  Prior....           139,022      140,022                1,000   11,862
     2.  1984.....            82,847       84,347                1,500    7,000
     3.  1985.....            49,907       52,407                2,500    9,795
     4.  1986.....            66,887       70,852                3,965   12,965
     5.  1987.....            75,564       75,564                    0        0
     6.  1988.....            51,698       51,698                    0   (4,000)
     7.  1989.....            46,373       46,373                    0  (10,000)
     8.  1990.....            50,668       50,481                 (187)  (6,373)
     9.  1991.....            46,662       46,662                    0   (8,749)
    10.  1992.....            31,133       31,133                    0   XXXX
    11.  1993.....            XXXX         39,126               XXXX     XXXX
 ------------------------------------------------------------------------------
                                       12. Totals                8,778   12,500

                      SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
       1          Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                 ---------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991
- --------------------------------------------------------------------------------------------
    1.  Prior....        *
    2.  1984.....
    3.  1985.....   XXXX
    4.  1986.....   XXXX      XXXX
    5.  1987.....   XXXX      XXXX      XXXX
    6.  1988.....   XXXX      XXXX      XXXX     XXXX
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
- --------------------------------------------------------------------------------------------


       1           Incurred Losses and Allocated Expenses
                     Reported at Year End (000 omitted)         Development**
Years in Which   -----------------------------------------  ------------------
  Losses Were           10          11                         12        13
   Incurred            1992        1993                     One Year  Two Year
- ------------------------------------------------------------------------------
    1.  Prior....                  0                         0            0
    2.  1984.....                  0                         0            0
    3.  1985.....                  0                         0            0
    4.  1986.....                  0                         0            0
    5.  1987.....                  0                         0            0
    6.  1988.....                  0                         0            0
    7.  1989.....                  0                         0            0
    8.  1990.....                  0                         0            0
    9.  1991.....                  0                         0            0
   10.  1992.....                  0                         0       XXXX
   11.  1993.....    XXXX          0                       XXXX      XXXX
- ---------------------------------------------------------------------------
                          12. Totals                         0            0

* Reported reserves only, Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

Form 2

     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                             ..................................
                                                           (Name)
  SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY AND THEFT)


        1                     Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. Prior   . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X        6,793 *
 2. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                   Incurred Losses and Allocated
                   Expenses Reported at Year End
                            (000 omitted)              Development**
                   ------------------------------   ---------------------
        1
 Years in Which          10            11              12           13
   Losses Were          1992          1993          One Year     Two Year
     Incurred
- -------------------------------------------------------------------------
 1. Prior   . .        5,932          4,149          (1,783)      (2,644)
 2. 1992  . . .        7,315          9,107           1,792      X X X X
 3. 1993  . . .      X X X X          6,675         X X X X      X X X X
                                  ---------         -------      -------
                                  4. Totals               9       (2,644)

                  SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE

        1                     Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ----------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -----------------------------------------------------------------------------------------------------------------------
 1. Prior   . .         X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X          699*
 2. 1992  . . .         X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .         X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X


                   Incurred Losses and Allocated
                   Expenses Reported at Year End
                            (000 omitted)                  Development**
                   -----------------------------   -------------------------
        1
 Years in Which      10            11                    12           13
   Losses Were      1992          1993                One Year     Two Year
     Incurred
- ----------------------------------------------------------------------------
 1. Prior   . .         407          407                  0          (292)
 2. 1992  . . .          32           32                  0       X X X X
 3. 1993  . . .     X X X X            0           X X X X        X X X X
                                  ---------        ---------      --------
                                  4. Totals               0          (292)

SCHEDULE P - PART 2K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

        1                     Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   -----------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- ------------------------------------------------------------------------------------------------------------------
 1. Prior   . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X             0*
 2. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

               Incurred Losses and Allocated
               Expenses Reported at Year End
                      (000 omitted)                     Development**
               -----------------------------       ----------------------
        1
 Years in Which      10            11                  12            13
   Losses Were      1992          1993              One Year     Two Year
     Incurred
- -------------------------------------------------------------------------
 1. Prior   . .           0            0                  0            0
 2. 1992  . . .           0            0                  0     X X X X
 3. 1993  . . .    X X X X             0           X X X X      X X X X
                               ---------           --------     --------
                               4. Totals                  0            0

     SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

        1                     Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   -----------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- ------------------------------------------------------------------------------------------------------------------
 1. Prior   . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X            0*
 2. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                  Incurred Losses and Allocated
                  Expenses Reported at Year End
                         (000 omitted)                  Development**
                  -----------------------------    ----------------------
        1
 Years in Which      10               11              12            13
   Losses Were      1992             1993          One Year     Two Year
     Incurred
- -------------------------------------------------------------------------
 1. Prior   . .          0               0               0            0
 2. 1992  . . .          0               0               0      X X X X
 3. 1993  . . .    X X X X               0         X X X X      X X X X
                                  ---------        -------      -------
                                  4. Totals              0            0

                     SCHEDULE P - PART 2M - INTERNATIONAL

        1                     Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                          ---------------------------------------------------------------------------------------------------------
 Years in Which               2            3          4           5            6            7           8             9
   Losses Were              1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- ----------------------------------------------------------------------------------------------------------------------------
 1.  Prior  . . . . .      5,929 *        5,929       5,929       5,929         5,929      5,929       5,929        5,929
 2.  1984   . . . . .          0              0           0           0             0          0           0            0
 3.  1985   . . . . .    X X X X              0           0           0             0          0           0            0
 4.  1986   . . . . .    X X X X      X X X X             0           0             0          0           0            0
 5.  1987   . . . . .    X X X X      X X X X     X X X X             0             0          0           0            0
 6.  1988   . . . . .    X X X X      X X X X     X X X X     X X X X               0          0           0            0
 7.  1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X              0           0            0
 8.  1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X             0            0
 9.  1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X              0
10.  1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
11.   1993   . . . . .   X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                      Incurred Losses and Allocated
                      Expenses Reported at Year End
                             (000 omitted)               Development**
                      -----------------------------    ------------------
        1
 Years in Which                10            11          12            13
   Losses Were                1992          1993       One Year     Two Year
     Incurred
- ---------------------------------------------------------------------------
 1.   Prior  . . . . .        5,929        5,929           0             0
 2.   1984   . . . . .            0            0           0             0
 3.   1985   . . . . .            0            0           0             0
 4.   1986   . . . . .            0            0           0             0
 5.   1987   . . . . .            0            0           0             0
 6.   1988   . . . . .            0            0           0             0
 7.   1989   . . . . .            0            0           0             0
 8.   1990   . . . . .            0            0           0             0
 9.   1991   . . . . .            0            0           0             0
10.   1992   . . . . .            0            0           0     X X X X
11.   1993   . . . . .    X X X X          1,299    X X X X      X X X X
                                      ----------    --------     ---------
                                      12. Totals           0             0

* Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
** Current year less first or second prior year, showing (redundant) or adverse.

Form 2

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                                ................................
                                                             (Name)


                     SCHEDULE P - PART 2N - REINSURANCE A

        1                    Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .    X X X X      X X X X     X X X X     X X X X         1,168          991         991        1,714
 2. 1989  . . .    X X X X      X X X X     X X X X     X X X X     X X X X          1,851       1,851        1,186
 3. 1990  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X           353        1,091
 4. 1991  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X          9,983
 5. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 6. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                     Incurred Losses and
                 Allocated Expenses Reported
                  at Year End (000 omitted)             Development**
        1         -------------------------         ----------------------
 Years in Which       10            11                 12           13
   Losses Were       1992          1993             One Year     Two Year
     Incurred
- --------------------------------------------------------------------------
 1. 1988  . . .       1,003          967                  (36)        (747)
 2. 1989  . . .       1,186        1,186                    0            0
 3. 1990  . . .       1,091        1,058                  (33)         (33)
 4. 1991  . . .       7,986        7,986                    0       (1,997)
 5. 1992  . . .      15,747       15,747                    0    X X X X
 6. 1993  . . .   X X X X         11,315            X X X X      X X X X
                               ---------            ----------   ----------
                               7. Totals                  (69)      (2,777)


                      SCHEDULE P - PART 2O - REINSURANCE B

        1                    Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .    X X X X      X X X X     X X X X     X X X X           168           39          39          898
 2. 1989  . . .    X X X X      X X X X     X X X X     X X X X     X X X X          4,498       4,498        4,498
 3. 1990  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X         6,472        6,472
 4. 1991  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X          7,215
 5. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 6. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                     Incurred Losses and
                 Allocated Expenses Reported
                  at Year End (000 omitted)             Development**
        1         -------------------------         ----------------------
 Years in Which       10            11                 12           13
   Losses Were       1992          1993             One Year     Two Year
     Incurred
- --------------------------------------------------------------------------
 1. 1988  . . .          898          811               (87)         (87)
 2. 1989  . . .        3,498        3,355              (143)      (1,143)
 3. 1990  . . .        6,072        5,634              (438)        (838)
 4. 1991  . . .        8,780       10,515             1,735        3,300
 5. 1992  . . .       28,216       27,008            (1,208)   X X X X
 6. 1993  . . .    X X X X         33,527         X X X X      X X X X
                                   ------         ----------   ---------
                                7. Totals              (141)       1,232

                      SCHEDULE P - PART 2P - REINSURANCE C

        1                    Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .    X X X X      X X X X     X X X X     X X X X            0            0           0             0
 2. 1989  . . .    X X X X      X X X X     X X X X     X X X X     X X X X             0           0             0
 3. 1990  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X            0             0
 4. 1991  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X              0
 5. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 6. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                     Incurred Losses and
                 Allocated Expenses Reported
                  at Year End (000 omitted)             Development**
        1         -------------------------         ---------------------
 Years in Which       10            11                 12           13
   Losses Were       1992          1993             One Year     Two Year
     Incurred
- --------------------------------------------------------------------------
 1. 1988  . . .            0              0                0            0
 2. 1989  . . .            0              0                0            0
 3. 1990  . . .            0              0                0            0
 4. 1991  . . .            0              0                0            0
 5. 1992  . . .            0              0                0    X X X X
 6. 1993  . . .    X X X X                0         X X X X     X X X X
                                 -----------       ---------    ---------
                                  7. Totals                0            0


                      SCHEDULE  P - PART 2Q - REINSURANCE D

                              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
      1            ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. Prior   . .      1,721        2,980       3,411       8,268       8,268        8,268       8,268        8,268
 2. 1984  . . .      1,533        2,018       2,091       3,768       3,768        3,768       3,768        3,768
 3. 1985  . . .    X X X X        3,003       3,529       4,186       4,186        4,186       4,186        4,186
 4. 1986  . . .    X X X X      X X X X       3,448       3,972       3,972        3,972       3,972        3,972
 5. 1987  . . .    X X X X      X X X X     X X X X       3,664       3,654        3,830       3,830        3,830

                     Incurred Losses and
                 Allocated Expenses Reported
                  at Year End (000 omitted)             Development**
        1         -------------------------         ----------------------
 Years in Which       10            11                 12           13
   Losses Were       1992          1993             One Year     Two Year
     Incurred
- --------------------------------------------------------------------------
 1. Prior   . .    8,268          8,268                  0             0
 2. 1984  . . .    3,768          3,768                  0             0
 3. 1985  . . .    4,186          4,186                  0             0
 4. 1986  . . .    3,972          3,972                  0             0
 5. 1987  . . .    3,830          3,957                127           127
                             ----------             ------        ------
                             6. Totals                 127           127


       SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                                        Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
       1                      -----------------------------------------------------------------------------------------------
 Years in Which                  2               3          4            5           6           7          8             9
   Losses Were                 1984            1985       1986         1987        1988        1989       1990          1991
     Incurred
- -----------------------------------------------------------------------------------------------------------------------------
 1.  Prior . . . . .           6,258*       8,641       9,417       14,584      16,472      13,123      13,123       13,123
 2.  1984  . . . . .             874        2,396       4,289        4,913       4,757       4,913       4,913        4,913
 3.  1985  . . . . .        X X X X         2,976       5,255        6,554       8,875       7,924       7,924        7,924
 4.  1986  . . . . .        X X X X      X X X X        6,028        7,297       6,978       7,370       7,370        3,730
 5.  1987  . . . . .        X X X X      X X X X     X X X X         9,539       9,601       9,539       9,357        9,357
 6.  1988  . . . . .        X X X X      X X X X     X X X X     X X X X         9,859       6,860       6,962        6,962
 7.  1989  . . . . .        X X X X      X X X X     X X X X     X X X X      X X X X         5,601       5,617        5,617
 8.  1990  . . . . .        X X X X      X X X X     X X X X     X X X X      X X X X       X X X X       4,460        4,460
 9.  1991  . . . . .        X X X X      X X X X     X X X X     X X X X      X X X X       X X X X     X X X X        2,945
10.  1992  . . . . .        X X X X      X X X X     X X X X     X X X X      X X X X       X X X X     X X X X      X X X X
11.  1993 . . . . .         X X X X      X X X X     X X X X     X X X X      X X X X       X X X X     X X X X      X X X X

                                Incurred Losses and
                            Allocated Expenses Reported
                             at Year End (000 omitted)             Development**
        1                    -------------------------         ---------------------
 Years in Which                  10            11                 12           13
   Losses Were                  1992          1993             One Year     Two Year
     Incurred
- ------------------------------------------------------------------------------------
 1.  Prior . . . . .           13,623       14,123                500         1,000
 2.  1984  . . . . .            5,497        5,997                500         1,084
 3.  1985  . . . . .            7,629        8,437                808           513
 4.  1986  . . . . .            8,370        9,781              1,411         6,051
 5.  1987  . . . . .            8,145        8,145                  0        (1,212)
 6.  1988  . . . . .            5,599        5,599                  0        (1,363)
 7.  1989  . . . . .            4,407        4,407                  0        (1,210)
 8.  1990  . . . . .            4,460        4,460                  0             0
 9.  1991  . . . . .            5,920        5,920                  0         2,975
10.  1992  . . . . .            2,718        2,718                  0     X X X X
11.  1993  . . . . .        X X X X          1,700           X X X X      X X X X
                                          ----------          --------     ---------
                                          12. Totals             3,219        7,838


      SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

                                        Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
       1                      ----------------------------------------------------------------------------------------------
 Years in Which                  2            3          4              5          6            7           8         9
   Losses Were                 1984         1985        1986          1987       1988         1989        1990       1991
     Incurred
- ----------------------------------------------------------------------------------------------------------------------------
 1.  Prior  . . . . .                 *
 2.  1984   . . . . .
 3.  1985   . . . . .        X X X X
 4.  1986   . . . . .        X X X X      X X X X
 5.  1987   . . . . .        X X X X      X X X X     X X X X
 6.  1988   . . . . .        X X X X      X X X X     X X X X     X X X X
 7.  1989   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X
 8.  1990   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 9.  1991   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
10. 1992    . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
11. 1993    . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X


                                    Incurred Losses and
                                Allocated Expenses Reported
                                 at Year End (000 omitted)             Development**
        1                        -------------------------         ---------------------
 Years in Which                      10            11                 12           13
   Losses Were                      1992          1993             One Year     Two Year
     Incurred
- ----------------------------------------------------------------------------------------
  1.  Prior  . . . . .                                0                    0           0
  2.  1984   . . . . .                                0                    0           0
  3.  1985   . . . . .                                0                    0           0
  4.  1986   . . . . .                                0                    0           0
  5.  1987   . . . . .                                0                    0           0
  6.  1988   . . . . .                                0                    0           0
  7.  1989   . . . . .                                0                    0           0
  8.  1990   . . . . .                                0                    0           0
  9.  1991   . . . . .                                0                    0           0
 10.  1992   . . . . .                                0                    0   X X X X
 11.  1993   . . . . .       X X X X                  0            X X X X     X X X X
                                             ----------            ---------   ---------
                                             12. Totals                    0           0

* Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
** Current year less first or second prior year, showing (redundant) or adverse.

Form 2

     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                               ................................
                                                            (Name)


                 SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

        1                                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
 Years in Which            ----------------------------------------------------------------------------------------------
   Losses Were                2            3          4           5            6            7           8             9
    Incurred                1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  .  . . . .     000                0           0           0           0            0           0            0
 2.    1984   . . . . .            0            0           0           0           0            0           0            0
 3.    1985   . . . . .    X X X X              0           0           0           0            0           0            0
 4.    1986   . . . . .    X X X X      X X X X             0           0           0            0           0            0
 5.    1987   . . . . .    X X X X      X X X X     X X X X             0           0            0           0            0
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X             0            0           0            0
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X              0           0            0
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X             0            0
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X              0
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                          Cumulative Paid Losses and           12          13
                          Allocated Expenses at Year       Number of    Number of
        1                     End (000 Omitted)             Claims      Claims
 Years in Which           --------------------------        Closed       Closed
   Losses Were                 10            11            With Loss    Without
     Incurred                 1992          1993            Payment   Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .            0               0                0            0
 2.    1984   . . . . .            0               0                0            0
 3.    1985   . . . . .            0               0                0            0
 4.    1986   . . . . .            0               0                0            0
 5.    1987   . . . . .            0               0                0            0
 6.    1988   . . . . .            0               0                0            0
 7.    1989   . . . . .            0               0                0            0
 8.    1990   . . . . .            0               0                0            0
 9.    1991   . . . . .            0               0                0            0
 10.   1992   . . . . .            0               0                0            0
 11.   1993   . . . . .    X X X X                 0                0            0

        SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

        1                                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
 Years in Which            ----------------------------------------------------------------------------------------------
   Losses Were                2            3          4           5            6            7           8             9
    Incurred                1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .      000                0           0          0            0            0           0            0
 2.    1984   . . . . .            0            0           0          0            0            0           0            0
 3.    1985   . . . . .    X X X X              0           0          0            0            0           0            0
 4.    1986   . . . . .    X X X X      X X X X             3         89          406          634         746        2,022
 5.    1987   . . . . .    X X X X      X X X X     X X X X            4          371        1,372       1,638        1,885
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X            27        1,275       1,436        1,688
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X             10          90          288
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X             0          105
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X              7
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                          Cumulative Paid Losses and       12            13
                          Allocated Expenses at Year   Number of      Number of
        1                     End (000 Omitted)         Claims        Claims
 Years in Which           --------------------------    Closed         Closed
   Losses Were                 10            11        With Loss      Without
     Incurred                 1992          1993        Payment     Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .            0            0             0             0
 2.    1984   . . . . .            0            0             0             0
 3.    1985   . . . . .            0            0             0             0
 4.    1986   . . . . .        2,022        2,092             0             0
 5.    1987   . . . . .        1,978        2,000             0             0
 6.    1988   . . . . .        1,729        1,738             0             0
 7.    1989   . . . . .          325          380             0             0
 8.    1990   . . . . .          126          189             0             0
 9.    1991   . . . . .          132          180             0             0
 10.   1992   . . . . .            8           57             0             0
 11.   1993   . . . . .    X X X X              0             0             0

        SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

        1                                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
 Years in Which            ----------------------------------------------------------------------------------------------
   Losses Were                2            3          4           5            6            7           8             9
    Incurred                1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .      000            9,619      18,721      25,800      31,241       36,770      38,294       39,770
 2.    1984   . . . . .          499        3,798      12,930      22,346      29,793       34,956      38,506       38,506
 3.    1985   . . . . .    X X X X            828       4,621       9,907      16,032       21,757      23,691       23,691
 4.    1986   . . . . .    X X X X      X X X X            31         751       2,718        4,928      15,275       15,871
 5.    1987   . . . . .    X X X X      X X X X     X X X X            31       2,487       11,451      13,843       16,798
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X           178       11,408      13,157       16,390
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X             90       1,824       11,727
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X           664        3,318
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X            138
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                          Cumulative Paid Losses and       12            13
                          Allocated Expenses at Year   Number of      Number of
        1                     End (000 Omitted)         Claims        Claims
 Years in Which           --------------------------    Closed         Closed
   Losses Were                 10            11        With Loss      Without
     Incurred                 1992          1993        Payment     Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .       40,317         40,317           0             0
 2.    1984   . . . . .       38,506         38,506           0             0
 3.    1985   . . . . .       23,691         23,691           0             0
 4.    1986   . . . . .       16,302         16,656           0             0
 5.    1987   . . . . .       17,662         17,857           0             0
 6.    1988   . . . . .       17,486         17,582           0             0
 7.    1989   . . . . .       18,382         20,954           0             0
 8.    1990   . . . . .        4,807          5,335           0             0
 9.    1991   . . . . .        2,999          3,263           0             0
 10.   1992   . . . . .          148            203           0             0
 11.   1993   . . . . .    X X X X                6           0             0

                  SECTION P - PART 3D - WORKERS' COMPENSATION

        1                                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
 Years in Which            ----------------------------------------------------------------------------------------------
   Losses Were                2            3          4           5            6            7           8             9
     Incurred               1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .      000            1,215       2,162      3,656        4,889      5,748       6,269        7,594
 2.    1984   . . . . .          111          725       1,567      2,816        3,627      4,743       7,971        8,438
 3.    1985   . . . . .    X X X X            164         480      1,108        1,978      2,749       5,588        6,795
 4,    1986   . . . . .    X X X X      X X X X             0         33          102        206         489        4,484
 5.    1987   . . . . .    X X X X      X X X X     X X X X            0            0          0           0           12
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X             0         66         112          121
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X          472         882          897
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X         875          877
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X            0
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                          Cumulative Paid Losses and       12            13
                          Allocated Expenses at Year   Number of      Number of
        1                     End (000 Omitted)         Claims        Claims
 Years in Which           --------------------------    Closed         Closed
   Losses Were                 10            11        With Loss      Without
     Incurred                 1992          1993        Payment     Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .        8,667          8,893           0             0
 2.    1984   . . . . .        8,438          8,738           0             0
 3.    1985   . . . . .        6,795          7,795           0             0
 4.    1986   . . . . .        4,821          4,878           0             0
 5.    1987   . . . . .        1,012          1,012           0             0
 6.    1988   . . . . .          125            128           0             0
 7.    1989   . . . . .        3,008          3,059           0             0
 8.    1990   . . . . .          946          1,503           0             0
 9.    1991   . . . . .            0             32           0             0
 10.   1992   . . . . .            0             79           0             0
 11.   1993   . . . . .    X X X X                0           0             0


               SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL

        1                                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
 Years in Which            ----------------------------------------------------------------------------------------------
   Losses Were                2            3          4           5            6            7           8             9
    Incurred                1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .      000            8,253      10,683      12,501      15,015       13,623      16,495       17,147
 2.    1984   . . . . .          126        3,793       5,413       7,364       9,257       10,458      11,908       11,908
 3.    1985   . . . . .    X X X X            665       1,548       2,944       4,679        4,848       6,931        6,931
 4.    1986   . . . . .    X X X X      X X X X             0         180         498          341       1,444        1,727
 5.    1987   . . . . .    X X X X      X X X X     X X X X             0           0            0         772        1,372
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X             0           82         345          345
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X            591       3,103        4,420
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X         2,094        2,632
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X              0
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                          Cumulative Paid Losses and       12            13
                          Allocated Expenses at Year   Number of      Number of
        1                     End (000 Omitted)         Claims        Claims
 Years in Which           --------------------------    Closed         Closed
   Losses Were                 10            11        With Loss      Without
     Incurred                 1992          1993        Payment     Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .       20,008          21,433          0             0
 2.    1984   . . . . .       11,908          12,208          0             0
 3.    1985   . . . . .        6,931           7,331          0             0
 4.    1986   . . . . .        1,727           1,727          0             0
 5.    1987   . . . . .        1,372           1,372          0             0
 6.    1988   . . . . .          345             345          0             0
 7.    1989   . . . . .        4,420           4,420          0             0
 8.    1990   . . . . .        2,623           2,599          0             0
 9.    1991   . . . . .          216             540          0             0
 10.   1992   . . . . .            0             311          0             0
 11.   1993   . . . . .    X X X X             2,847          0             0

Note: Net of salvage and subrogation received.

Form 2
     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                               ................................
                                                              (Name)

      SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .       000               0            0          38        1,433         1,489
 2.  1984   . . .            0            0           93         415          519           634
 3.  1985   . . .    X X X X              0           11         552          552         1,066
 4.  1986   . . .    X X X X      X X X X              0           0            0             0
 5.  1987   . . .    X X X X      X X X X      X X X X             0            0             0
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X              0             0
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X               0
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated
                             Expenses at Year End (000 omitted)               12                13
                       ----------------------------------------------     Number of         Number of
Years in Which                                                              Claims            Claims
 Losses Were             8            9            10           11          Closed            Closed
  Incurred              1990         1991         1992         1993       With Loss        Without Loss
                                                                           Payment           Payment
- -----------------------------------------------------------------------------------------------------
 1.  Prior  . . .        1,672        1,788       1,908          2,116         0               0
 2.  1984   . . .          802          802         802            902         0               0
 3.  1985   . . .          700          700         700            800         0               0
 4.  1986   . . .          285          290         290            390         0               0
 5.  1987   . . .          500        1,855       1,880          1,880         0               0
 6.  1988   . . .            0        1,855       1,855          1,855         0               0
 7.  1989   . . .           31        1,886       1,991          1,992         0               0
 8.  1990   . . .            4        1,691       1,691          1,691         0               0
 9.  1991   . . .    X X X X              0           0              0         0               0
10.  1992   . . .    X X X X      X X X X             0              0         0               0
11.  1993   . . .    X X X X      X X X X     X X X X                0         0               0

      SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .       000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated
                             Expenses at Year End (000 omitted)               12                13
                       ----------------------------------------------     Number of         Number of
Years in Which                                                              Claims            Claims
 Losses Were             8            9            10           11          Closed            Closed
  Incurred              1990         1991         1992         1993       With Loss        Without Loss
                                                                           Payment           Payment
- -----------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                                0           0                0
 2.  1984   . . .                                                0           0                0
 3.  1985   . . .                                                0           0                0
 4.  1986   . . .                                                0           0                0
 5.  1987   . . .                                                0           0                0
 6.  1988   . . .                                                0           0                0
 7.  1989   . . .                                                0           0                0
 8.  1990   . . .                                                0           0                0
 9.  1991   . . .    X X X X                                     0           0                0
10.  1992   . . .    X X X X      X X X X                        0           0                0
11.  1993   . . .    X X X X      X X X X     X X X X            0           0                0

       SCHEDULE P - PART 3G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                    (ALL PERILS), BOILER AND MACHINERY)

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .       000            0            0           0            0             0
 2.  1984   . . .            0         0            0           0            0             0
 3.  1985   . . .    X X X X           0            0           0            0             0
 4.  1986   . . .    X X X X      X X X X           0           0            0             0
 5.  1987   . . .    X X X X      X X X X      X X X X          0            0             0
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X           0             0
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X            0
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated           12             13
                              Expenses at Year End (000 omitted)       Number of      Number of
Years in Which         ---------------------------------------------     Claims         Claims
 Losses Were             8            9            10           11       Closed         Closed
  Incurred              1990         1991         1992         1993    With Loss     Without Loss
                                                                        Payment        Payment
- ----------------------------------------------------------------------------------------------------
 1.  Prior  . . .            0            0           0              0    X X X X        X X X X
 2.  1984   . . .            0            0           0              0    X X X X        X X X X
 3.  1985   . . .            0            0           0              0    X X X X        X X X X
 4.  1986   . . .            0            0           0              0    X X X X        X X X X
 5.  1987   . . .            0            0           0              0    X X X X        X X X X
 6.  1988   . . .            0            0           0              0    X X X X        X X X X
 7.  1989   . . .          211          211         211            211    X X X X        X X X X
 8.  1990   . . .            0            0           0              0    X X X X        X X X X
 9.  1991   . . .    X X X X              0         453          1,237    X X X X        X X X X
10.  1992   . . .    X X X X      X X X X            71            712    X X X X        X X X X
11.  1993   . . .    X X X X      X X X X     X X X X              267    X X X X        X X X X

        SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ------------------------------------------------------------------------------------------------
 1.  Prior  . . .       000           1,669       36,896      51,852       76,055        99,352
 2.  1984   . . .          595        5,277       17,517      30,908       47,324        67,719
 3.  1985   . . .    X X X X            463        4,544      12,342       27,637        43,045
 4.  1986   . . .    X X X X      X X X X            154       1,492        7,351         8,135
 5.  1987   . . .    X X X X      X X X X      X X X X           300        2,578         8,600
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X              1           116
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X             964
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated              12                13
                              Expenses at Year End (000 omitted)          Number of         Number of
Years in Which         ---------------------------------------------        Claims            Claims
 Losses Were             8            9            10           11          Closed            Closed
  Incurred              1990         1991         1992         1993       With Loss        Without Loss
                                                                           Payment           Payment
- -------------------------------------------------------------------------------------------------------
 1.  Prior  . . .      111,865      120,395     123,102        136,751         0              0
 2.  1984   . . .       77,347       77,347      77,347         82,847         0              0
 3.  1985   . . .       42,612       42,612      42,612         49,907         0              0
 4.  1986   . . .       39,011       47,908      53,845         58,266         0              0
 5.  1987   . . .       16,728       27,727      44,907         48,736         0              0
 6.  1988   . . .        7,036       14,262      19,031         22,340         0              0
 7.  1989   . . .        4,924       15,222      21,516         29,791         0              0
 8.  1990   . . .          729        3,899      16,391         23,335         0              0
 9.  1991   . . .    X X X X          2,476      10,970         13,679         0              0
10.  1992   . . .    X X X X      X X X X           432            108         0              0
11.  1993   . . .    X X X X      X X X X     X X X X                0         0              0

        SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .       000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                       Cumulative Paid Losses and Allocated                   12                13
                         Expenses at Year End (000 omitted)               Number of         Number of
Years in Which         ----------------------------------------------       Claims            Claims
 Losses Were             8            9            10           11          Closed            Closed
  Incurred              1990         1991         1992         1993       With Loss        Without Loss
                                                                           Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                                 0          0                0
 2.  1984   . . .                                                 0          0                0
 3.  1985   . . .                                                 0          0                0
 4.  1986   . . .                                                 0          0                0
 5.  1987   . . .                                                 0          0                0
 6.  1988   . . .                                                 0          0                0
 7.  1989   . . .                                                 0          0                0
 8.  1990   . . .                                                 0          0                0
 9.  1991   . . .    X X X X                                      0          0                0
10.  1992   . . .    X X X X      X X X X                         0          0                0
11.  1993   . . .    X X X X      X X X X     X X X X             0          0                0

Note: Net of salvage and subrogation received.

Form 2
      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE GROUP
                                                ..............................
                                                            (NAME)

  SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                     EARTHQUAKE, GLASS, BURGLARY AND THEFT)

      1             Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which    -------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                      Cumulative Paid Losses and Allocated Expenses            12               13
                                at Year End (000 omitted)                  Number of         Number of
Years in Which        ----------------------------------------------         Claims            Claims
 Losses Were             8            9            10             11         Closed            Closed
  Incurred              1990         1991         1992           1993      With Loss        Without Loss
                                                                            Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X         000          1,454            501       X X X X           X X X X
 2.  1992   . . .    X X X X      X X X X         1,976          5,795       X X X X           X X X X
 3.  1993   . . .    X X X X      X X X X     X X X X            2,534       X X X X           X X X X

                  SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which      -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                        Cumulative Paid Losses and Allocated Expenses      Number of         Number of
                                   at Year End (000 omitted)                 Claims            Claims
Years in Which       --------------------------------------------------      Closed            Closed
 Losses Were             8            9            10             11       With Loss        Without Loss
  Incurred              1990         1991         1992           1993       Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X         000           118            199          0                 0
 2.  1992   . . .    X X X X      X X X X            0              0          0                 0
 3.  1993   . . .    X X X X      X X X X       X X X X             0          0                 0

  SCHEDULE P - PART 3K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       -------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                        Cumulative Paid Losses and Allocated Expenses      Number of         Number of
                                at Year End (000 omitted)                    Claims            Claims
Years in Which       -------------------------------------------------       Closed            Closed
 Losses Were             8            9            10             11       With Loss        Without Loss
  Incurred              1990         1991         1992           1993       Payment           Payment
- ---------------------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X         000            0              0        X X X X          X X X X
 2.  1992   . . .    X X X X      X X X X           0              0        X X X X          X X X X
 3.  1993   . . .    X X X X      X X X X       X X X X            0        X X X X          X X X X

      SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

      1               Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                         Cumulative Paid Losses and Allocated Expenses     Number of         Number of
                                  at Year End (000 omitted)                  Claims            Claims
Years in Which      ---------------------------------------------------      Closed            Closed
 Losses Were             8            9            10           11         With Loss        Without Loss
  Incurred              1990         1991         1992         1993         Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .   X X X X         000            0            0          X X X X           X X X X
 2.  1992   . . .   X X X X      X X X X           0            0          X X X X           X X X X
 3.  1993   . . .   X X X X      X X X X       X X X X          0          X X X X           X X X X

                      SCHEDULE P - PART 3M - INTERNATIONAL

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .       000            0            0         915       1,722         2,643
 2.  1984   . . .         0            0            0           0           0             0
 3.  1985   . . .    X X X X           0            0           0           0             0
 4.  1986   . . .    X X X X      X X X X           0           0           0             0
 5.  1987   . . .    X X X X      X X X X      X X X X          0           0             0
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X          0             0
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X           0
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                        Cumulative Paid Losses and Allocated Expenses      Number of         Number of
                                 at Year End (000 omitted)                   Claims            Claims
Years in Which      --------------------------------------------------       Closed            Closed
 Losses Were             8            9            10          11          With Loss        Without Loss
  Incurred              1990         1991         1992        1993          Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .     3,422        6,882       5,929         5,929          X X X X         X X X X
 2.  1984   . . .         0            0           0             0          X X X X         X X X X
 3.  1985   . . .         0            0           0             0          X X X X         X X X X
 4.  1986   . . .         0            0           0             0          X X X X         X X X X
 5.  1987   . . .         0            0           0             0          X X X X         X X X X
 6.  1988   . . .         0            0           0             0          X X X X         X X X X
 7.  1989   . . .         0            0           0             0          X X X X         X X X X
 8.  1990   . . .         0            0           0             0          X X X X         X X X X
 9.  1991   . . .   X X X X            0           0             0          X X X X         X X X X
10.  1992   . . .   X X X X      X X X X           0             0          X X X X         X X X X
11.  1993   . . .   X X X X      X X X X     X X X X             0          X X X X         X X X X

Note: Net of salvage and subrogation received.

Form 2
  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                          (Name)

                       SCHEDULE P - PART 3N - REINSURANCE A

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which      ----------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ------------------------------------------------------------------------------------------------
 1.  1988   . . .    X X X X      X X X X      X X X X     X X X X             153           500
 2.  1989   . . .    X X X X      X X X X      X X X X     X X X X        X X X X              0
 3.  1990   . . .    X X X X      X X X X      X X X X     X X X X        X X X X       X X X X
 4.  1991   . . .    X X X X      X X X X      X X X X     X X X X        X X X X       X X X X
 5.  1992   . . .    X X X X      X X X X      X X X X     X X X X        X X X X       X X X X
 6.  1993   . . .    X X X X      X X X X      X X X X     X X X X        X X X X       X X X X

                         Cumulative Paid Losses and Allocated Expenses           12                13
                                  at Year End (000 Omitted)                   Number of         Number of
Years in Which           ---------------------------------------------         Claims            Claims
 Losses Were                8            9         10           11             Closed            Closed
  Incurred                 1990         1991      1992         1993           With Loss        Without Loss
- -------------------------------------------------------------------------------------------------------
 1.  1988   . . .            737        1,010         994        960          X X X X           X X X X
 2.  1989   . . .            534          863         949        978          X X X X           X X X X
 3.  1990   . . .              0          621         724        749          X X X X           X X X X
 4.  1991   . . .       X X X X             0         205      2,934          X X X X           X X X X
 5.  1992   . . .       X X X X      X X X X        9,249     13,200          X X X X           X X X X
 6.  1993   . . .       X X X X      X X X X     X X X X       1,311          X X X X           X X X X

                      SCHEDULE P - PART 3O - REINSURANCE B

     1               Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which       -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  1988   . . .    X X X X      X X X X      X X X X     X X X X               17            17
 2.  1989   . . .    X X X X      X X X X      X X X X     X X X X         X X X X              0
 3.  1990   . . .    X X X X      X X X X      X X X X     X X X X         X X X X       X X X X
 4.  1991   . . .    X X X X      X X X X      X X X X     X X X X         X X X X       X X X X
 5.  1992   . . .    X X X X      X X X X      X X X X     X X X X         X X X X       X X X X
 6.  1993   . . .    X X X X      X X X X      X X X X     X X X X         X X X X       X X X X


                        Cumulative Paid Losses and Allocated Expenses         12               13
                                 at Year End (000 Omitted)                Number of         Number of
Years in Which          ---------------------------------------------       Claims            Claims
 Losses Were              8            9            10        11            Closed            Closed
  Incurred               1990         1991         1992      1993         With Loss        Without Loss
- -------------------------------------------------------------------------------------------------------
 1.  1988   . . .             31         333          541         538        X X X X           X X X X
 2.  1989   . . .              6         419          468         559        X X X X           X X X X
 3.  1990   . . .              0          16           17         462        X X X X           X X X X
 4.  1991   . . .       X X X X          584       (1,173)      1,189        X X X X           X X X X
 5.  1992   . . .       X X X X     X X X X           482       2,695        X X X X           X X X X
 6.  1993   . . .       X X X X     X X X X      X X X X          765        X X X X           X X X X

                      SCHEDULE P - PART 3P - REINSURANCE C

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which        -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- --------------------------------------------------------------------------------------------------
 1.  1988   . . .    X X X X      X X X X      X X X X     X X X X                0            0
 2.  1989   . . .    X X X X      X X X X      X X X X     X X X X         X X X X             0
 3.  1990   . . .    X X X X      X X X X      X X X X     X X X X         X X X X      X X X X
 4.  1991   . . .    X X X X      X X X X      X X X X     X X X X         X X X X      X X X X
 5.  1992   . . .    X X X X      X X X X      X X X X     X X X X         X X X X      X X X X
 6.  1993   . . .    X X X X      X X X X      X X X X     X X X X         X X X X      X X X X

                       Cumulative Paid Losses and Allocated Expenses          12               13
                                at Year End (000 Omitted)                 Number of         Number of
Years in Which         -----------------------------------------------      Claims            Claims
 Losses Were                8            9            10           11       Closed            Closed
  Incurred                 1990         1991         1992         1993    With Loss        Without Loss
- --------------------------------------------------------------------------------------------------------
 1.  1988   . . .              0             0            0            0     X X X X           X X X X
 2.  1989   . . .              0             0            0            0     X X X X           X X X X
 3.  1990   . . .              0             0            0            0     X X X X           X X X X
 4.  1991   . . .       X X X X              0            0            0     X X X X           X X X X
 5.  1992   . . .       X X X X       X X X X             0            0     X X X X           X X X X
 6.  1993   . . .       X X X X       X X X X      X X X X             0     X X X X           X X X X

                      SCHEDULE P - PART 3Q P REINSURANCE D

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which       -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ------------------------------------------------------------------------------------------------
 1.  Prior  . . .          000        2,121        2,770      3,213        3,418         3,442
 2.  1984   . . .        1,169        2,078        2,369      2,693        2,812         2,914
 3.  1985   . . .     X X X X         1,590        2,576      3,078        3,225         3,228
 4.  1986   . . .     X X X X      X X X X           813      1,362        2,128         2,446
 5.  1987   . . .     X X X X      X X X X      X X X X         648        1,917         2,622

                       Cumulative Paid Losses and Allocated Expenses          12               13
                                at Year End (000 Omitted)                 Number of         Number of
Years in Which         ---------------------------------------------       Claims            Claims
 Losses Were                8            9            10        11          Closed            Closed
  Incurred                 1990         1991         1992      1993       With Loss        Without Loss
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .       4,461        7,800        8,089        8,213       X X X X           X X X X
 2.  1984   . . .       3,078        3,250        3,277        3,308       X X X X           X X X X
 3.  1985   . . .       3,474        3,951        3,987        4,089       X X X X           X X X X
 4.  1986   . . .       3,039        3,622        3,657        3,779       X X X X           X X X X
 5.  1987   . . .       3,222        3,368        3,374        3,549       X X X X           X X X X

       SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which        -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .      000           1,746        5,671         7,972       10,522        11,861
 2.  1984   . . .           0            0        1,403         1,891        2,869         3,835
 3.  1985   . . .    X X X X             0          110         1.381        5,768         7,791
 4.  1986   . . .    X X X X      X X X X            10           163          734         1,736
 5.  1987   . . .    X X X X      X X X X      X X X X             29          190           621
 6.  1988   . . .    X X X X      X X X X      X X X X       X X X X             0             0
 7.  1989   . . .    X X X X      X X X X      X X X X       X X X X      X X X X              0
 8.  1990   . . .    X X X X      X X X X      X X X X       X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X       X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X       X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X       X X X X      X X X X       X X X X

                         Cumulative Paid Losses and Allocated Expenses        12               13
                                  at Year End (000 Omitted)               Number of         Number of
Years in Which           ---------------------------------------------      Claims            Claims
 Losses Were                8            9            10        11          Closed            Closed
  Incurred                 1990         1991         1992      1993       With Loss        Without Loss
- ---------------------------------------------------------------------------------------------------------
 1.  Prior  . . .          13,123       13,123         13,123    13,385         0               0
 2.  1984   . . .           4,913        4,913          4,913     5,432         0               0
 3.  1985   . . .           7,924        7,924          5,796     5,941         0               0
 4.  1986   . . .           4,172        5,747          6,223     6,670         0               0
 5.  1987   . . .           1,829        2,832          3,334     3,648         0               0
 6.  1988   . . .             247          469            720       848         0               0
 7.  1989   . . .              82          877          1,099     1,519         0               0
 8.  1990   . . .               0          493            871     1,157         0               0
 9.  1991   . . .        X X X X             0              0        79         0               0
10.  1992   . . .        X X X X      X X X X               0         0         0               0
11.  1993   . . .        X X X X      X X X X        X X X X          0         0               0

      SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which      ------------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- --------------------------------------------------------------------------------------------------
 1.  Prior  . . .       000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                          Cumulative Paid Losses and Allocated Expenses               12           13
      1                            at Year End (000 Omitted)                       Number of    Number of
Years in Which      -------------------------------------------------------------   Claims       Claims
 Losses Were               8            9             10          11                Closed       Closed
  Incurred                1990         1991          1992        1993              With Loss    With Loss
- ---------------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                               0                  0             0
 2.  1984   . . .                                               0                  0             0
 3.  1985   . . .                                               0                  0             0
 4.  1986   . . .                                               0                  0             0
 5.  1987   . . .                                               0                  0             0
 6.  1988   . . .                                               0                  0             0
 7.  1989   . . .                                               0                  0             0
 8.  1990   . . .                                               0                  0             0
 9.  1991   . . .        X X X X                                0                  0             0
10.  1992   . . .        X X X X      X X X X                   0                  0             0
11.  1993   . . .        X X X X      X X X X      X X X X      0                  0             0

Note: Net of salvage and subrogation received.

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                          ..................................
                                                        (Name)

                              SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                0                   0                  0                  0                0
  2. 1984  . . . . . . . . . . .                0                   0                  0                  0                0
  3. 1985  . . . . . . . . . . .       X X X X                      0                  0                  0                0
  4. 1986  . . . . . . . . . . .       X X X X             X X X X                     0                  0                0
  5. 1987  . . . . . . . . . . .       X X X X             X X X X            X X X X                     0                0
  6. 1988  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X                   0
  7. 1989  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                1             ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    7                   8                  9                 10                   11
             Incurred                    1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                0                   0                 0                   0                0
  2. 1984  . . . . . . . . . . .                0                   0                 0                   0                0
  3. 1985  . . . . . . . . . . .                0                   0                 0                   0                0
  4. 1986  . . . . . . . . . . .                0                   0                 0                   0                0
  5. 1987  . . . . . . . . . . .                0                   0                 0                   0                0
  6. 1988  . . . . . . . . . . .                0                   0                 0                   0                0
  7. 1989  . . . . . . . . . . .                0                   0                 0                   0                0
  8. 1990  . . . . . . . . . . .       X X X X                      0                 0                   0                0
  9. 1991  . . . . . . . . . . .       X X X X             X X X X                    0                   0                O
 10. 1992  . . . . . . . . . . .       X X X X             X X X X           X X X X                      0                0
 11. 1993  . . . . . . . . . . .       X X X X             X X X X           X X X X             X X X X                   0
- ------------------------------------------------------------------------------------------------------------------------------------

              SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                0                   0                  0                  0                0
  2. 1984  . . . . . . . . . . .                0                   0                  0                  0                0
  3. 1985  . . . . . . . . . . .       X X X X                      0                  0                  0                0
  4. 1986  . . . . . . . . . . .       X X X X             X X X X                 1,822              1,307            1,581
  5. 1987  . . . . . . . . . . .       X X X X             X X X X            X X X X                 1,515            1,243
  6. 1988  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X               2,936
  7. 1989  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    7                   8                  9                 10                   11
             Incurred                    1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              0                   0                  0                  0               0
  2. 1984  . . . . . . . . . . .              0                   0                  0                  0               0
  3. 1985  . . . . . . . . . . .              0                   0                  0                  0               0
  4. 1986  . . . . . . . . . . .          1,132               1,165                  0                 70               0
  5. 1987  . . . . . . . . . . .           (355)                  0                  0                  8               5
  6. 1988  . . . . . . . . . . .            225                  59                299                274             225
  7. 1989  . . . . . . . . . . .          2,025               1,241              1,547                722             650
  8. 1990  . . . . . . . . . . .     X X X X                  1,041                973                958             900
  9. 1991  . . . . . . . . . . .     X X X X             X X X X                   591                324             300
 10. 1992  . . . . . . . . . . .     X X X X             X X X X            X X X X                   447             324
 11. 1993  . . . . . . . . . . .     X X X X             X X X X            X X X X            X X X X                347
- ------------------------------------------------------------------------------------------------------------------------------------

            SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .            7,192               1,500                  0                  0                0
  2. 1984  . . . . . . . . . . .            8,218               1,500                900                  0                0
  3. 1985  . . . . . . . . . . .       X X X X                 19,345              7,500              1,200                0
  4. 1986  . . . . . . . . . . .       X X X X             X X X X                11,878             11,027           10,589
  5. 1987  . . . . . . . . . . .       X X X X             X X X X            X X X X                12,777            8,320
  6. 1988  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X              19,652
  7. 1989  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    7                   8                  9                 10                   11
             Incurred                    1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              127                   0                  0                  0                0
  2. 1984  . . . . . . . . . . .                0                   0                  0                  0                0
  3. 1985  . . . . . . . . . . .                0                   0                  0                  0                0
  4. 1986  . . . . . . . . . . .            9,735                   0                  0                  0                0
  5. 1987  . . . . . . . . . . .            1,977               1,564                  0                 84               50
  6. 1988  . . . . . . . . . . .            7,638               5,247              4,670              3,000            2,500
  7. 1989  . . . . . . . . . . .           29,392              23,457             15,500              7,200            6,000
  8. 1990  . . . . . . . . . . .       X X X X                 10,767              6,651              4,731            4,300
  9. 1991  . . . . . . . . . . .       X X X X             X X X X                12,115              6,576            6,250
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X                10,772            9,000
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X               9,028
- ------------------------------------------------------------------------------------------------------------------------------------

                               SCHEDULE P - PART 4D - WORKERS' COMPENSATION

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                  1           ------------------------------------------------------------------------------------------------------
           Years in Which
             Losses Were                   2                   3                  4                  5                  6
              Incurred                   1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .            1,195                 850                349                667                  0
  2. 1984  . . . . . . . . . . .            3,162               1,200                350              1,105                  0
  3. 1985  . . . . . . . . . . .       X X X X                  3,415              2,540              2,557                229
  4. 1986  . . . . . . . . . . .       X X X X             X X X X                 3,786              3,470              3,932
  5. 1987  . . . . . . . . . . .       X X X X             X X X X            X X X X                 1,901              1,902
  6. 1988  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X                 1,278
  7. 1989  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    7                   8                  9                 10                   11
             Incurred                    1989                1990               1991               1992                 1993
- -------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                0                   0                  0                150                  0
  2. 1984  . . . . . . . . . . .                0                   0                  0                300                  0
  3. 1985  . . . . . . . . . . .                0                   0                  0              1,000                  0
  4. 1986  . . . . . . . . . . .            3,835               3,977                  0              1,000                962
  5. 1987  . . . . . . . . . . .            1,993               1,993              1,970                968                879
  6. 1988  . . . . . . . . . . .            1,082                 904              1,141                850                827
  7. 1989  . . . . . . . . . . .            2,661               3,312              3,421              1,114              1,067
  8. 1990  . . . . . . . . . . .       X X X X                    772              1,400              1,304                607
  9. 1991  . . . . . . . . . . .       X X X X             X X X X                 3,033              2,505              2,060
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X                 7,564              7,293
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X                 8,981
- -------------------------------------------------------------------------------------------------------------------------------

                              SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- -------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              296                  79                  0                  0                  0
  2. 1984  . . . . . . . . . . .            2,422                 229                 75                  0                  0
  3. 1985  . . . . . . . . . . .       X X X X                  4,458              1,232                600                  0
  4. 1986  . . . . . . . . . . .       X X X X             X X X X                 4,458              1,220                607
  5. 1987  . . . . . . . . . . .       X X X X             X X X X            X X X X                 1,774              1,772
  6. 1988  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X                   453
  7. 1989  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
- -------------------------------------------------------------------------------------------------------------------------------

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                  1           ------------------------------------------------------------------------------------------------------
           Years in Which
             Losses Were                   7                   8                  9                 10                   11
              Incurred                   1989                1990               1991               1992                 1993
- --------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              128                   0                  0                200                  0
  2. 1984  . . . . . . . . . . .                1                   0                  0                300                  0
  3. 1985  . . . . . . . . . . .                0                   0                  0                800                  0
  4. 1986  . . . . . . . . . . .               38                   0                  0              1,805              1,200
  5. 1987  . . . . . . . . . . .            1,772               1,000                400                400                300
  6. 1988  . . . . . . . . . . .              330                 257                311                311                200
  7. 1989  . . . . . . . . . . .            2,270               2,520              1,355                900                600
  8. 1990  . . . . . . . . . . .       X X X X                    931              1,678              1,100                800
  9. 1991  . . . . . . . . . . .       X X X X             X X X X                 1,474                900                600
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X                   107                250
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X                 4,763
- --------------------------------------------------------------------------------------------------------------------------------

Form 2
  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                          (Name)

      SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

                                       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
                                         AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ---------------------------------------------------------------------------------------------------------------------------------
                 1
           Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              520                 144                0                  0                   0
  2. 1984  . . . . . . . . . . .              370                 335               38                  0                   0
  3. 1985  . . . . . . . . . . .        X X X X                   479              148                 58                   0
  4. 1986  . . . . . . . . . . .        X X X X             X X X X                181                290                 290
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X                  0                 309
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X                 583
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X

                                       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
                                         AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ---------------------------------------------------------------------------------------------------------------------------------
                 1
           Years in Which
            Losses Were
             Incurred                      7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              465                   0                  0                100                 0
  2. 1983  . . . . . . . . . . .              169                   0                  0                100                 0
  3. 1985  . . . . . . . . . . .                0                   0                  0                100                 0
  4. 1986  . . . . . . . . . . .              290                   5                  0                100                 0
  5. 1987  . . . . . . . . . . .              (70)                  0                263                238               238
  6. 1988  . . . . . . . . . . .             (253)                  0                737                737               737
  7. 1989  . . . . . . . . . . .            1,551               1,520                860                755               755
  8. 1990  . . . . . . . . . . .        X X X X                 3,009              1,812              1,796             1,612
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                  542                539               604
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                  338               413
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X                 717

     SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

                 1
           Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .        X X X X
  4. 1986  . . . . . . . . . . .        X X X X             X X X X
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                 1
           Years in Which
            Losses Were
             Incurred                      7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                      0
  2. 1984  . . . . . . . . . . .                                                                                      0
  3. 1985  . . . . . . . . . . .                                                                                      0
  4. 1986  . . . . . . . . . . .                                                                                      0
  5. 1987  . . . . . . . . . . .                                                                                      0
  6. 1988  . . . . . . . . . . .                                                                                      0
  7. 1989  . . . . . . . . . . .                                                                                      0
  8. 1990  . . . . . . . . . . .        X X X X                                                                       0
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                                                   0
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                                0
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X             0

       SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                      (ALL PERILS), BOILER AND MACHINERY)

                 1
           Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              0                  0                   0                  0                0
  2. 1984  . . . . . . . . . . .              0                  0                   0                  0                0
  3. 1985  . . . . . . . . . . .        X X X X                  0                   0                  0                0
  4. 1986  . . . . . . . . . . .        X X X X             X X X X                  0                  0                0
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X                  0                0
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X                0
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                 1
           Years in Which
            Losses Were
             Incurred                      7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .              0                   0                  0                  0                  0
  2. 1984  . . . . . . . . . . .              0                   0                  0                  0                  0
  3. 1985  . . . . . . . . . . .              0                   0                  0                  0                  0
  4. 1986  . . . . . . . . . . .              0                   0                  0                  0                  0
  5. 1987  . . . . . . . . . . .              0                   0                  0                  0                  0
  6. 1988  . . . . . . . . . . .              0                   0                  0                  0                  0
  7. 1989  . . . . . . . . . . .            253                   0                 38                 38                 38
  8. 1990  . . . . . . . . . . .        X X X X                   0                  2                  2                 67
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                130                  0                 52
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X              3,773              2,762
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X              6,048

        SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

                 1
           Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .         23,937               7,892              4,589              4,826                0
  2. 1984  . . . . . . . . . . .         24,167              13,789              4,236              4,834                0
  3. 1985  . . . . . . . . . . .        X X X X               5,266             24,278              4,224                0
  4. 1986  . . . . . . . . . . .        X X X X             X X X X             56,506             47,037           33,857
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X             69,939           64,952
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X           53,778
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X


                 1
           Years in Which
            Losses Were
             Incurred                      7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                0                   0                  0              8,500            1,000
  2. 1984  . . . . . . . . . . .                0                   0                  0              5,500            1,500
  3. 1985  . . . . . . . . . . .                0                   0                  0              7,295            2,500
  4. 1986  . . . . . . . . . . .           36,425               4,519                  0              9,000           12,084
  5. 1987  . . . . . . . . . . .           56,555              49,580             37,855              5,618           18,581
  6. 1988  . . . . . . . . . . .           39,255              30,163             24,633             17,723           19,591
  7. 1989  . . . . . . . . . . .           48,017              41,351             29,218             11,230           10,319
  8. 1990  . . . . . . . . . . .        X X X X                46,423             40,591             23,758           16,965
  9. 1991  . . . . . . . . . . .        X X X X             X X X X               49,699             30,026           25,100
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X               28,623           25,371
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X             38,111

       SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

                 1
           Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .        X X X X
  4. 1986  . . . . . . . . . . .        X X X X             X X X X
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                 1
           Years in Which
            Losses Were
             Incurred                      7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .
  4. 1986  . . . . . . . . . . .                                                                                           0
  5. 1987  . . . . . . . . . . .                                                                                           0
  6. 1988  . . . . . . . . . . .                                                                                           0
  7. 1989  . . . . . . . . . . .                                                                                           0
  8. 1990  . . . . . . . . . . .        X X X X                                                                            0
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                                                        0
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                                     0
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X                  0

FORM 2
     ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                             ..................................
                                                          (Name)

     SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                         EARTHQUAKE, GLASS, BURGLARY AND THEFT


             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X               2,455            1,761         900
2.  1992...........       X X X X          X X X X          X X X X                   0         700
3.  1993...........       X X X X          X X X X          X X X X          X X X X          1,178

                  SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE

- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
1.  Prior..........       X X X X          X X X X                 410               90              101
2.  1992...........       X X X X          X X X X          X X X X                  32               32
3.  1993...........       X X X X          X X X X          X X X X          X X X X                   0

SCHEDULE P - PART 4K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
1.  Prior..........       X X X X          X X X X                   0                0                0
2.  1992...........       X X X X          X X X X          X X X X                   0                0
3.  1993...........       X X X X          X X X X          X X X X          X X X X                   0

     SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
1.  Prior..........       X X X X          X X X X                   0                0                0
2.  1992...........       X X X X          X X X X          X X X X                   0                0
3.  1993...........       X X X X          X X X X          X X X X          X X X X                   0

                     SCHEDULE P - PART 4M - INTERNATIONAL

 ----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
 1.  Prior..........              385              677              344              116             182
 2.  1984...........              116              170               66                0               0
 3.  1985...........       X X X X                 232              381                0               0
 4.  1986...........       X X X X          X X X X                 908                0               0
 5.  1987...........       X X X X          X X X X          X X X X                   0               0
 6.  1988...........       X X X X          X X X X          X X X X          X X X X                  0
 7.  1989...........       X X X X          X X X X          X X X X          X X X X          X X X X
 8.  1990...........       X X X X          X X X X          X X X X          X X X X          X X X X
 9.  1991...........       X X X X          X X X X          X X X X          X X X X          X X X X
10.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
11.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

                     SCHEDULE P - PART 4M - INTERNATIONAL

 ------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
 1.  Prior..........                0                0                0                0              0
 2.  1984...........                0                0                0                0              0
 3.  1985...........                0                0                0                0              0
 4.  1986...........                0                0                0                0              0
 5.  1987...........                0                0                0                0              0
 6.  1988...........                0                0                0                0              0
 7.  1989...........                0                0                0                0              0
 8.  1990...........       X X X X                   0                0                0              0
 9.  1991...........       X X X X          X X X X                   0                0              0
10.  1992...........       X X X X          X X X X          X X X X                   0              0
11.  1993...........       X X X X          X X X X          X X X X          X X X X             1,299

Form 2

  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ................................
                                                        (Name)

                          SCHEDULE P - PART 4N - REINSURANCE A

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........       X X X X          X X X X          X X X X          X X X X                  407
 2. 1989...........       X X X X          X X X X          X X X X          X X X X           X X X X
 3. 1990...........       X X X X          X X X X          X X X X          X X X X           X X X X
 4. 1991...........       X X X X          X X X X          X X X X          X X X X           X X X X
 5. 1992...........       X X X X          X X X X          X X X X          X X X X           X X X X
 6. 1993...........       X X X X          X X X X          X X X X          X X X X           X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........              100               49              630                0              0
 2. 1989...........            1,651            1,205              205              189            172
 3. 1990...........       X X X X                 127              360              309            275
 4. 1991...........       X X X X          X X X X               6,814            4,945          4,885
 5. 1992...........       X X X X          X X X X          X X X X               2,708          2,139
 6. 1993...........       X X X X          X X X X          X X X X          X X X X             9,877


                           SCHEDULE P - PART 40 - REINSURANCE B

                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........       X X X X          X X X X          X X X X          X X X X                    0
 2. 1989...........       X X X X          X X X X          X X X X          X X X X           X X X X
 3. 1990...........       X X X X          X X X X          X X X X          X X X X           X X X X
 4. 1991...........       X X X X          X X X X          X X X X          X X X X           X X X X
 5. 1992...........       X X X X          X X X X          X X X X          X X X X           X X X X
 6. 1993...........       X X X X          X X X X          X X X X          X X X X           X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........                4                8              254              281               250
 2. 1989...........            4,498            4,489            4,068            2,961             2,750
 3. 1990...........       X X X X               6,472            6,191            5,671             5,000
 4. 1991...........       X X X X          X X X X               6,480            6,062             4,000
 5. 1992...........       X X X X          X X X X          X X X X              26,595            21,966
 6. 1993...........       X X X X          X X X X          X X X X          X X X X               27,929


                           SCHEDULE P - PART 4P - REINSURANCE C

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........       X X X X          X X X X          X X X X          X X X X                    0
 2. 1989...........       X X X X          X X X X          X X X X          X X X X           X X X X
 3. 1990...........       X X X X          X X X X          X X X X          X X X X           X X X X
 4. 1991...........       X X X X          X X X X          X X X X          X X X X           X X X X
 5. 1992...........       X X X X          X X X X          X X X X          X X X X           X X X X
 6. 1993...........       X X X X          X X X X          X X X X          X X X X           X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
                             7                8                9               10               11

                           1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........                0                0                0                0             0
 2. 1989...........                0                0                0                0             0
 3. 1990...........       X X X X                   0                0                0             0
 4. 1991...........       X X X X          X X X X                   0                0             0
 5. 1992...........       X X X X          X X X X          X X X X                   0             0
 6. 1993...........       X X X X          X X X X          X X X X          X X X X                0


                            SCHEDULE P - PART 4Q - REINSURANCE D

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........              829              316            1,373           0                0
 2. 1984...........              249               79              264           0                0
 3. 1985...........       X X X X                 108            1,521           0                0
 4. 1986...........       X X X X          X X X X               3,621           0                0
 5. 1987...........       X X X X          X X X X          X X X X              0                0

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
                             7                8                9               10               11

                           1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........          826                0                0               26                 0
 2. 1984...........            0                0                0               32                 0
 3. 1985...........          303                0                0               21                 0
 4. 1986...........        3,406                0                0              104                67
 5. 1987...........          556              247              295              311               200


            SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........            3,026            3,058              165              606                0
 2. 1984...........              874            1,211            1,218              606                0
 3. 1985...........       X X X X               2,894            2,634              531                0
 4. 1986...........       X X X X          X X X X               5,608            5,902            4,061
 5. 1987...........       X X X X          X X X X          X X X X               8,777            7,791
 6. 1988...........       X X X X          X X X X          X X X X          X X X X               6,450
 7. 1989...........       X X X X          X X X X          X X X X          X X X X          X X X X
 8. 1990...........       X X X X          X X X X          X X X X          X X X X          X X X X
 9. 1991...........       X X X X          X X X X          X X X X          X X X X          X X X X
10. 1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
11. 1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........                0                0                0              500             500
 2. 1984...........                0                0                0              500             500
 3. 1985...........                0                0                0            1,000           1,500
 4. 1986...........            3,674                0                0            1,000           2,000
 5. 1987...........            7,375          666,611            5,633            4,000           3,796
 6. 1988...........            6,411            6,075            5,873            4,000           3,829
 7. 1989...........            5,471            4,732            4,321            3,000           2,614
 8. 1990...........       X X X X               4,375            3,572            3,241           2,856
 9. 1991...........       X X X X          X X X X               2,945            5,920           5,814
10. 1992...........       X X X X          X X X X          X X X X               2,718           2,313
11. 1993...........       X X X X          X X X X          X X X X          X X X X              1,700


            SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........
 2. 1984...........
 3. 1985...........       X X X X
 4. 1986...........       X X X X          X X X X
 5. 1987...........       X X X X          X X X X          X X X X
 6. 1988...........       X X X X          X X X X          X X X X          X X X X
 7. 1989...........       X X X X          X X X X          X X X X          X X X X          X X X X
 8. 1990...........       X X X X          X X X X          X X X X          X X X X          X X X X
 9. 1991...........       X X X X          X X X X          X X X X          X X X X          X X X X
10. 1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
11. 1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........                                                                              0
 2. 1984...........                                                                              0
 3. 1985...........                                                                              0
 4. 1986...........                                                                              0
 5. 1987...........                                                                              0
 6. 1988...........                                                                              0
 7. 1989...........                                                                              0
 8. 1990...........       X X X X                                                                0
 9. 1991...........       X X X X          X X X X                                               0
10. 1992...........       X X X X          X X X X          X X X X                              0
11. 1993...........       X X X X          X X X X          X X X X          X X X X             0

Form 2

      ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNDERWRITERS REINSURANCE COMPANY
                                            ....................................
                                                              (Name)

                          SCHEDULE P INTERROGATORIES

1. Computation of excess statutory reserves over statement reserves. See Instructions for explanation and formulas.

         (a) Auto Liability (private passenger and commercial)

                              1993             $0 (   68.8%)            1992               $0 (    68.8%)
                                  ---------------------------               -----------------------------
                              1991             $0 (   68.8%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

         (b) Other Liability and Products Liability

                              1993             $0 (   63.6%)            1992               $0 (    63.6%)
                                  ---------------------------               -----------------------------
                              1991             $0 (   63.6%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

         (c) Medical Malpractice

                              1993             $0 (    75.0%)           1992               $0 (    75.0%)
                                  ---------------------------               -----------------------------
                              1991             $0 (    75.0%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

         (d) Workers' Compensation

                              1993             $0 (    65.0%)           1992               $0 (    65.0%)
                                  ---------------------------               -----------------------------
                              1991             $0 (    65.0%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

(e) Credit

                                                                                                   Total                    $0
                                                                                                        ----------------------

         (f) All Lines Total (Report here and Page 3)

                                                                                                   Total                    $0
                                                                                                        ----------------------


2. What is the extended loss and expense reserve - direct and assumed - for the following classes? An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, disability or retirement in most medical malpractice policies. Such a liability is to be reported here even if it was not reported elsewhere in Schedule P, but otherwise reported as a liability item on page 3. Show the full reserve amount, not just the change during the current year.

                     Year in which premiums              1                       2                   3
                     were earned and losses           Medical                 Other               Products
                         were incurred              Malpractice              Liability           Liability
                     ----------------------------------------------------------------------------------------
                      (a) 1987
                      (b) 1988
                      (c) 1989
                      (d) 1990
                      (e) 1991
                      (f) 1992
                      (g) 1993
                      ---------------------------------------------------------------------------------------
                      (h) Totals                            0                     0                     0
                      ---------------------------------------------------------------------------------------

3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are they so reported in this
        statement?                                      Answer: Yes [X]   No [ ]

4. The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various years in which losses were incurred as follows: (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or(2) produces an accumulated distribution to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3).  Are they so reported in
        this Statement?                                 Answer: Yes [X]   No [ ]

5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net
        of such discounts on page 10?                           Yes [ ]   No [X]


        If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P - Part 1, Columns 31 and 32.

        Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

        Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statement is being filed.

6.      What were the net premiums in force at the end of the year for:

        (in thousands of dollars)

                                                                                  (a) Fidelity                      $0

                                                                                  (b) Surety                        $0

7.      Claim count information is reported (check one)                           (a) per claim
        If not the same in all years, explain in Question 8.                                               -----------

                                                                                  (b) per claimant
                                                                                                           -----------

8. The information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are there any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses (An extended statement may be attached)? Earned premium presented by line and year in Schedule P remain unchanged once submitted. For reinsurers, this practice results in distortion to Schedule P as there is always a time lag for premiums booked by a reinsurer. It is not uncommon for a significant volume of earned premiums relating to prior underwriting years to be recorded in succeeding years. In years prior to 1988, the Company reported losses relating to such late reported premiums as development to the underwriting year of the loss. In order to more accurately reflect underwriting experience, beginning in 1988, the Company attempted to match losses reported within Schedule P to the calendar year where the related earned premium was reported.
                                            -----------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)


               SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                              NOTES TO SCHEDULE P


(1) The Parts of Schedule P:
   Part 1 - detailed information on losses and loss expenses.
   Part 2 - history of incurred losses and allocated expenses.
   Part 3 - history of loss and allocated expense payments.
   Part 4 - history of bulk and incurred-but-not reported reserves. Schedule P Interrogatories

(2) Lines of business A through M and R are groupings of the lines of business used on Page 14, the state page.

(3) Reinsurance A, B, C, and D (lines N to Q) are:
   Reinsurance A = nonproportional property (1988 and subsequent)
   Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
   Reinsurance D = old Schedule O line 30 (1987 and prior)

(4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.

                                                  SCHEDULE P - PART 1 - SUMMARY
                                                           (000 omitted)
                           Premiums Earned                           Loss and Loss Expense Payments
      1           -----------------------------------      -------------------------------------------------
    Years              2           3            4             Loss Payments               Allocated Loss
   in Which                                                                              Expense Payments
Premiums Were                                              ---------------------      ----------------------
  Earned and        Direct                     Net             5           6               7           8
 Losses Were         and         Ceded       (2 - 3)        Direct                       Direct
   Incurred         Assumed                               and Assumed    Ceded        and Assumed    Ceded
- ------------------------------------------------------------------------------------------------------------
 1. Prior ...      X X X X     X X X X       X X X X          0            0              0             0
 2. 1984.....          0           0           0              0            0              0             0
 3. 1985.....          0           0           0              0            0              0             0
 4. 1986.....          0           0           0              0            0              0             0
 5. 1987.....          0           0           0              0            0              0             0
 6. 1988.....          0           0           0              0            0              0             0
 7. 1989.....          0           0           0              0            0              0             0
 8. 1990.....          0           0           0              0            0              0             0
 9. 1991.....          0           0           0              0            0              0             0
10. 1992.....          0           0           0              0            0              0             0
11. 1993.....      7,824       7,220         604            532          480              8             8
- ------------------------------------------------------------------------------------------------------------
12. Totals ..      X X X X     X X X X       X X X X        532          480              8             8

                        SCHEDULE P - PART 1 - SUMMARY
                                 (000 omitted)

                      Loss and Loss Expense Payments
                  --------------------------------------
      1                                                          12
    Years               9           10             11
   in Which                                                   Number of
Premiums Were        Salvage    Unallocated       Total        Claims
  Earned and           and          Loss        Net Paid     Reported -
 Losses Were       Subrogation     Expense     (5 - 6 + 7    Direct and
   Incurred          Received     Payments      - 8 + 10)      Assumed
- -----------------------------------------------------------------------
 1. Prior ...           0            0            0            X X X X
 2. 1984.....           0            0            0            X X X X
 3. 1985.....           0            0            0            X X X X
 4. 1986.....           0            0            0            X X X X
 5. 1987.....           0            0            0            X X X X
 6. 1988.....           0            0            0            X X X X
 7. 1989.....           0            0            0            X X X X
 8. 1990.....           0            0            0            X X X X
 9. 1991.....           0            0            0            X X X X
10. 1992.....           0            0            0            X X X X
11. 1993.....           1          190          242            X X X X
- ----------------------------------------------------------------------
12. Totals ..           1          190          242            X X X X


Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

     1                                Losses Unpaid                                Allocated Loss Expenses Unpaid
    Years         --------------------------------------------------    ----------------------------------------------------
   in Which              Case Basis                Bulk + IBNR                 Case Basis                   Bulk + IBNR
Premiums Were     -----------------------    -----------------------    ------------------------    ------------------------
  Earned and          13            14           15           16            17            18            19             20
 Losses Were        Direct                     Direct                     Direct                      Direct
   Incurred      and Assumed      Ceded      and Assumed     Ceded     and Assumed       Ceded      and Assumed      Ceded
- ----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...           0            0            0              0           0             0               0           0
 2. 1984.....           0            0            0              0           0             0               0           0
 3. 1985.....           0            0            0              0           0             0               0           0
 4. 1986.....           0            0            0              0           0             0               0           0
 5. 1987.....           0            0            0              0           0             0               0           0
 6. 1988.....           0            0            0              0           0             0               0           0
 7. 1989.....           0            0            0              0           0             0               0           0
 8. 1990.....           0            0            0              0           0             0               0           0
 9. 1991.....           0            0            0              0           0             0               0           0
10. 1992.....           0            0            0              0           0             0               0           0
11. 1993.....       2,667        2,556        3,547          3,275          10             9             177         164
- ----------------------------------------------------------------------------------------------------------------------------
12. Totals ..       2,667        2,556        3,547          3,275          10             9             177         164

     1
    Years            21              22           23           24
   in Which                                                 Number of
Premiums Were       Salvage     Unallocated     Total        Claims
  Earned and          and           Loss      Net Losses   Outstanding
 Losses Were     Subrogation      Expenses   and Expenses    Direct
   Incurred       Anticipated     Unpaid        Unpaid     and Assumed
- ----------------------------------------------------------------------
 1. Prior ...               0      0            0           X X X X
 2. 1984.....               0      0            0           X X X X
 3. 1985.....               0      0            0           X X X X
 4. 1986.....               0      0            0           X X X X
 5. 1987.....               0      0            0           X X X X
 6. 1988.....               0      0            0           X X X X
 7. 1989.....               0      0            0           X X X X
 8. 1990.....               0      0            0           X X X X
 9. 1991.....               0      0            0           X X X X
10. 1992.....               0      0            0           X X X X
11. 1993.....               0     13          420           X X X X
- -------------------------------------------------------------------
12. Totals ..               0     13          420           X X X X


    1
   Years                   Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
  in Which              Loss Expenses Incurred                 (Incurred/Premiums Earned)                Value of Money
Premiums Were      ----------------------------------    ---------------------------------------     ----------------------
  Earned and          25           26           27           28           29              30             31           32
 Losses Were        Direct                                 Direct                                                    Loss
  Incurred        and Assumed    Ceded        Net *      and Assumed     Ceded           Net            Loss        Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior ...      X X X X     X X X X      X X X X       X X X X       X X X X        X X X X
 2. 1984.....          0           0          0            0.0           0.0             0.0             0           0
 3. 1985.....          0           0          0            0.0           0.0             0.0             0           0
 4. 1986.....          0           0          0            0.0           0.0             0.0             0           0
 5. 1987.....          0           0          0            0.0           0.0             0.0             0           0
 6. 1988.....          0           0          0            0.0           0.0             0.0             0           0
 7. 1989.....          0           0          0            0.0           0.0             0.0             0           0
 8. 1990.....          0           0          0            0.0           0.0             0.0             0           0
 9. 1991.....          0           0          0            0.0           0.0             0.0             0           0
10. 1992.....          0           0          0            0.0           0.0             0.0             0           0
11. 1993.....      7,154       6,492        662           91.4          89.9           109.6             0           0
- ---------------------------------------------------------------------------------------------------------------------------
12. Totals...      X X X X     X X X X      X X X X       X X X X       X X X X        X X X X           0           0

     1
    Years                           Net Balance Sheet Reserves
  in Which                33              After Discount
Premiums Were        Inter-Company  --------------------------
  Earned and            Pooling          34           35
 Losses Were         Participation     Losses   Loss Expenses
  Incurred            Percentage       Unpaid       Unpaid
- ---------------------------------------------------------
 1. Prior ...            X X X X          0         0
 2. 1984.....                  0.0        0         0
 3. 1985.....                  0.0        0         0
 4. 1986.....                  0.0        0         0
 5. 1987.....                  0.0        0         0
 6. 1988.....                  0.0        0         0
 7. 1989.....                  0.0        0         0
 8. 1990.....                  0.0        0         0
 9. 1991.....                  0.0        0         0
10. 1992.....                  0.0        0         0
11. 1993.....                  0.0      393        27
- ---------------------------------------------------------
12. Totals ..            X X X X        393        27

*Net = (25 - 26) = (11 + 23)

 Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (NAME)

                        SCHEDULE P - PART 2 - SUMMARY

        1                         Incurred Losses and Allocated Expenses Reported At Year End (000 omitted)
  Years in Which   --------------------------------------------------------------------------------------------------------
   Losses Were        2          3             4             5            6              7           8               9
     Incurred       1984        1985         1986           1987        1988           1989         1990            1991
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior ........        *
 2. 1984..........
 3. 1985.......... X X X X
 4. 1986.......... X X X X    X X X X
 5. 1987.......... X X X X    X X X X      X X X X
 6. 1988.......... X X X X    X X X X      X X X X       X X X X
 7. 1989.......... X X X X    X X X X      X X X X       X X X X      X X X X
 8. 1990.......... X X X X    X X X X      X X X X       X X X X      X X X X         X X X X
 9. 1991.......... X X X X    X X X X      X X X X       X X X X      X X X X         X X X X      X X X X
10. 1992.......... X X X X    X X X X      X X X X       X X X X      X X X X         X X X X      X X X X         X X X X
11. 1993.......... X X X X    X X X X      X X X X       X X X X      X X X X         X X X X      X X X X         X X X X
- ---------------------------------------------------------------------------------------------------------------------------
12. Totals ................................................................................................................

                     Incurred Losses and Allocated
                     Expenses Reported At Year End
        1                    (000 omitted)            Development**
  Years in Which    ---------------------------------------------------
   Losses Were         10           11              12            13
     Incurred         1992         1993          One Year      Two Year
- -----------------------------------------------------------------------
 1. Prior ........                  0                0              0
 2. 1984..........                  0                0              0
 3. 1985..........                  0                0              0
 4. 1986..........                  0                0              0
 5. 1987..........                  0                0              0
 6. 1988..........                  0                0              0
 7. 1989..........                  0                0              0
 8. 1990..........                  0                0              0
 9. 1991..........                  0                0              0
10. 1992..........                  0                0        X X X X
11. 1993.......... X X X X        457          X X X X        X X X X
- -----------------------------------------------------------------------
12. Totals ..............................            0             0

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

                         SCHEDULE P - PART 3 - SUMMARY

         1                             Cumulative Paid Losses and Allocated Expenses At Year End (000 omitted)
   Years in Which  -----------------------------------------------------------------------------------------------------------
    Losses Were         2           3            4             5            6                7             8             9
      Incurred        1984        1985         1986          1987         1988             1989          1990           1991
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior ........     000
 2. 1984..........
 3. 1985..........   X X X X
 4. 1986..........   X X X X     X X X X
 5. 1987..........   X X X X     X X X X      X X X X
 6. 1988..........   X X X X     X X X X      X X X X       X X X X
 7. 1989..........   X X X X     X X X X      X X X X       X X X X      X X X X
 8. 1990..........   X X X X     X X X X      X X X X       X X X X      X X X X         X X X X
 9. 1991..........   X X X X     X X X X      X X X X       X X X X      X X X X         X X X X      X X X X
10. 1992..........   X X X X     X X X X      X X X X       X X X X      X X X X         X X X X      X X X X         X X X X
11. 1993..........   X X X X     X X X X      X X X X       X X X X      X X X X         X X X X      X X X X         X X X X

- ------------------------------------------------------------------------------
                    Cumulative paid Losses              12            13
                    and Allocated Expenses          Number of      Number of
        1          At Year End (000) omitted          Claims         Claims
  Years in Which   -------------------------       Closed With       Closed
   Losses Were          10           11                Loss       Without Loss
     Incurred          1992         1993             Payment         Payment
- ------------------------------------------------------------------------------
 1. Prior ........                       0           X X X X        X X X X
 2. 1984..........                       0           X X X X        X X X X
 3. 1985..........                       0           X X X X        X X X X
 4. 1986..........                       0           X X X X        X X X X
 5. 1987..........                       0           X X X X        X X X X
 6. 1988..........                       0           X X X X        X X X X
 7. 1989..........                       0           X X X X        X X X X
 8. 1990..........                       0           X X X X        X X X X
 9. 1991..........                       0           X X X X        X X X X
10. 1992..........                       0           X X X X        X X X X
11. 1993..........   X X X X            52           X X X X        X X X X

Note: Net of salvage and subrogation received.

                                            SCHEDULE P - PART 4 - SUMMARY
- ------------------------------------------------------------------------------------------------------------------------
                   Bulk and Incurred But Not Reported Reserves on Losses and Allocated Expenses at Year End (000 omitted)
       1           -----------------------------------------------------------------------------------------------------
 Years in Which        2            3             4           5               6              7               8
 Were Incurred       1984         1985           1986        1987           1988           1989            1990
- ------------------------------------------------------------------------------------------------------------------------
 1.  Prior ........
 2.  1984..........
 3.  1985.......... X X X X
 4.  1986.......... X X X X      X X X X
 5.  1987.......... X X X X      X X X X       X X X X
 6.  1988.......... X X X X      X X X X       X X X X      X X X X
 7.  1989.......... X X X X      X X X X       X X X X      X X X X       X X X X
 8.  1990.......... X X X X      X X X X       X X X X      X X X X       X X X X        X X X X
 9.  1991.......... X X X X      X X X X       X X X X      X X X X       X X X X        X X X X         X X X X
10.  1992.......... X X X X      X X X X       X X X X      X X X X       X X X X        X X X X         X X X X
11.  1993.......... X X X X      X X X X       X X X X      X X X X       X X X X        X X X X         X X X X

                    Bulk and Incurred But Not Reported Reserves
                    on Losses and Allocated Expenses at Year End
      1                           (000 omitted)
Years in Which      -------------------------------------
 Losses Were             9            10            11
   Incurred             1991         1992          1993
 ---------------------------------------------------------------
  1.  Prior ........                                    0
  2.  1984..........                                    0
  3.  1985..........                                    0
  4.  1986..........                                    0
  5.  1987..........                                    0
  6.  1988..........                                    0
  7.  1989..........                                    0
  8.  1990..........                                    0
  9.  1991..........                                    0
 10.  1992.......... X X X X                            0
 11.  1993.......... X X X X       X X X X            285

FORM 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (NAME)


                  SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS

                                 (000 omitted)


      1                       Premiums Earned                      Loss and Loss Expense Payments
                        --------------------------       ---------------------------------------------------
    Years                  2          3          4           Loss Payments                Allocated Loss
  in Which                                                                               Expense Payments
Premiums Were           ---------------------------      ---------------------       -----------------------
 Earned and              Direct                 Net           5            6              7              8
 Losses Were              and       Ceded      (2-3)        Direct                      Direct
  Incurred              Assumed                          and Assumed     Ceded       and Assumed       Ceded
- -------------------------------------------------------------------------------------------------------------
 1. Prior   . . .      X X X X    X X X X    X X X X             0          0                0           0
 2. 1984  . . . .             0          0          0            0          0                0           0
 3. 1985  . . . .             0          0          0            0          0                0           0
 4. 1986  . . . .             0          0          0            0          0                0           0
 5. 1987  . . . .             0          0          0            0          0                0           0
 6. 1988  . . . .             0          0          0            0          0                0           0
 7. 1989  . . . .             0          0          0            0          0                0           0
 8. 1990  . . . .             0          0          0            0          0                0           0
 9. 1991  . . . .             0          0          0            0          0                0           0
10. 1992  . . . .             0          0          0            0          0                0           0
11. 1993  . . . .             0          0          0            0          0                0           0
- -------------------------------------------------------------------------------------------------------------
12. Totals  . . .      X X X X    X X X X    X X X X             0          0                0           0


      1                       Loss and Loss Expense Payments
                       --------------------------------------------
    Years                   9               10               11               12
  in Which                                                                 Number of
Premiums Were            Salvage        Unallocated         Total           Claims
 Earned and                and             Loss           Net Paid        Reported -
 Losses Were           Subrogation        Expense        (5 - 6 + 7       Direct and
  Incurred              Received         Payments         - 8 + 10)         Assumed
- ------------------------------------------------------------------------------------
 1. Prior . . . .              0                0                0         X X X X
 2. 1984  . . . .              0                0                0                0
 3. 1985  . . . .              0                0                0                0
 4. 1986  . . . .              0                0                0                0
 5. 1987  . . . .              0                0                0                0
 6. 1988  . . . .              0                0                0                0
 7. 1989  . . . .              0                0                0                0
 8. 1990  . . . .              0                0                0                0
 9. 1991  . . . .              0                0                0                0
10. 1992  . . . .              0                0                0                0
11. 1993  . . . .              0                0                0                0
- ------------------------------------------------------------------------------------
12. Totals  . . .              0                0                0         X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


     1                                Losses Unpaid                        Allocated Loss Expenses Unpaid
   Years               -----------------------------------------    ----------------------------------------
 in Which                   Case Basis            Bulk & IBNR           Case Basis            Bulk & IBNR
Premiums Were          -------------------  --------------------    ------------------   -------------------
 Earned and                13         14         15         16         17         18          19         20
 Losses Were             Direct                Direct                Direct                 Direct
  Incurred             and Assumed   Ceded   and Assumed   Ceded   and Assumed   Ceded    and Assumed  Ceded
- ----------------------------------------------------------------------------------------------------------------
 1. Prior   . . .                0       0             0       0             0        0              0      0
 2. 1984  . . . .                0       0             0       0             0        0              0      0
 3. 1985  . . . .                0       0             0       0             0        0              0      0
 4. 1986  . . . .                0       0             0       0             0        0              0      0
 5. 1987  . . . .                0       0             0       0             0        0              0      0
 6. 1988  . . . .                0       0             0       0             0        0              0      0
 7. 1989  . . . .                0       0             0       0             0        0              0      0
 8. 1990  . . . .                0       0             0       0             0        0              0      0
 9. 1991  . . . .                0       0             0       0             0        0              0      0
10. 1992  . . . .                0       0             0       0             0        0              0      0
11. 1993  . . . .                0       0             0       0             0        0              0      0
- ----------------------------------------------------------------------------------------------------------------
12. Totals  . . .                0       0             0       0             0        0              0      0

     1
   Years                       21               22               23               24
  in Which                                                                     Number of
 Premiums Were               Salvage        Unallocated         Total           Claims
  Earmed and                   and             Loss          Net Losses       Outstanding-
  Losses Were              Subrogation       Expenses       and Expenses      Direct and
   Incurred                Anticipated        Unpaid           Unpaid           Assumed
- -------------------------------------------------------------------------------------------
 1. Prior   . . .                    0              0                0                 0
 2. 1984  . . . .                    0              0                0                 0
 3. 1985  . . . .                    0              0                0                 0
 4. 1986  . . . .                    0              0                0                 0
 5. 1987  . . . .                    0              0                0                 0
 6. 1988  . . . .                    0              0                0                 0
 7. 1989  . . . .                    0              0                0                 0
 8. 1990  . . . .                    0              0                0                 0
 9. 1991  . . . .                    0              0                0                 0
10. 1992  . . . .                    0              0                0                 0
11. 1993  . . . .                    0              0                0                 0
- -------------------------------------------------------------------------------------------
12. Totals  . . .                    0              0                0                 0

    1                          Total Losses and         Loss and Loss Expense Percentage
  Year                      Loss Expenses Incurred         (Incurred/Premiums Earned)
in Which              ------------------------------   ---------------------------------
Premiums Were              25         26         27         28          29            30
 Earned and
Losses Were              Direct                           Direct
 Incurred             and Assumed   Ceded       Net*   and Assumed     Ceded         Net
- ------------------------------------------------------------------------------------------
 1. Prior . . . .      X X X X   X X X X    X X X X      X X X X    X X X X       X X X X
 2. 1984  . . . .             0         0          0          0.0        0.0           0.0
 3. 1985  . . . .             0         0          0          0.0        0.0           0.0
 4. 1986  . . . .             0         0          0          0.0        0.0           0.0
 5. 1987  . . . .             0         0          0          0.0        0.0           0.0
 6. 1988  . . . .             0         0          0          0.0        0.0           0.0
 7. 1989  . . . .             0         0          0          0.0        0.0           0.0
 8. 1990  . . . .             0         0          0          0.0        0.0           0.0
 9. 1991  . . . .             0         0          0          0.0        0.0           0.0
10. 1992  . . . .             0         0          0          0.0        0.0           0.0
11. 1993  . . . .             0         0          0          0.0        0.0           0.0
- ------------------------------------------------------------------------------------------
12. Totals  . . .      X X X X   X X X X    X X X X      X X X X    X X X X       X X X X

    1                  Discount for Time                              Net Balance Sheet Reserves
   Years                Value of Money                  33                  After Discount
 in Which            -----------------------                          --------------------------
Premiums Were         31               32          Inter-Company         34               35
Earned and                                            Pooling                            Loss
Losses Were                           Loss         Participation       Losses          Expenses
 Incurred            Loss            Expense        Percentage         Unpaid           Unpaid
- --------------------------------------------------------------------------------------------------
 1. Prior . . . .       0                 0           X X X X              0                  0
 2. 1984  . . . .       0                 0                0.0             0                  0
 3. 1985  . . . .       0                 0                0.0             0                  0
 4. 1986  . . . .       0                 0                0.0             0                  0
 5. 1987  . . . .       0                 0                0.0             0                  0
 6. 1988  . . . .       0                 0                0.0             0                  0
 7. 1989  . . . .       0                 0                0.0             0                  0
 8. 1990  . . . .       0                 0                0.0             0                  0
 9. 1991  . . . .       0                 0                0.0             0                  0
10. 1992  . . . .       0                 0                0.0             0                  0
11. 1993  . . . .       0                 0                0.0             0                  0
- --------------------------------------------------------------------------------------------------
12. Totals  . . .       0                 0           X X X X              0                  0

*Net = (25 - 26) = (11 + 23)

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

        SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                                 (000 omitted)

      1             Premiums Earned                           Loss and Loss Expense Payments
             ---------------------------   ----------------------------------------------------------------------
    Years       2         3       4          Loss Payments     Allocated Loss         9           10         11          12
  In Which                                                    Expense Payments                                        Number of
Premiums Were                              ----------------   ------------------   Salvage    Unallocated    Total      Claims
 Earned and  Direct               Net         5         6         7         8        and         Loss     Net Paid    Reported-
Losses Were    and      Ceded   (2 - 3)     Direct             Direct            Subrogation    Expense     (5-6+7    Direct and
  Incurred   Assumed                     and Assumed  Ceded  and Assumed  Ceded    Received     Payments    -8 +10)    Assumed
- --------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...  X X X X   X X X X   X X X X      0       0       0          0         0             0           0       X X X X
 2. 1984.....         0         0         0     0       0       0          0         0             0           0              0
 3. 1985.....         0         0         0     0       0       0          0         0             0           0              0
 4. 1986.....         0         0         0     0       0       0          0         0             0           0              0
 5. 1987.....         0         0         0     0       0       0          0         0             0           0              0
 6. 1988.....         0         0         0     0       0       0          0         0             0           0              0
 7. 1989.....         0         0         0     0       0       0          0         0             0           0              0
 8. 1990.....         0         0         0     0       0       0          0         0             0           0              0
 9. 1991.....         0         0         0     0       0       0          0         0             0           0              0
10. 1992.....         0         0         0     0       0       0          0         0             0           0              0
11. 1993.....     2,291     2,080       211    23      20       0          0         0            73          76              5
- --------------------------------------------------------------------------------------------------------------------------------
12. Totals...  X X X X   X X X X   X X X X     23      20       0          0         0            73          76       X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

    1
                                 Losses Unpaid                              Allocated Loss Expenses Unpaid
  Years       ---------------------------------------------    ----------------------------------------------------
 In Which           Case Basis             Bulk + IBNR               Case Basis                  Bulk + IBNR
Premiums Were ---------------------   ---------------------    ---------------------      -------------------------
 Earned and       13           14          15         16            17           18           19            20
Losses Were     Direct                   Direct                   Direct                    Direct
  Incurred    and Assumed     Ceded   and Assumed   Ceded      and Assumed     Ceded      and Assumed      Ceded
- -------------------------------------------------------------------------------------------------------------------
 1. Prior ...         0        0           0          0            0            0                 0             0
 2. 1984.....         0        0           0          0            0            0                 0             0
 3. 1985.....         0        0           0          0            0            0                 0             0
 4. 1986.....         0        0           0          0            0            0                 0             0
 5. 1987.....         0        0           0          0            0            0                 0             0
 6. 1988.....         0        0           0          0            0            0                 0             0
 7. 1989.....         0        0           0          0            0            0                 0             0
 8. 1990.....         0        0           0          0            0            0                 0             0
 9. 1991.....         0        0           0          0            0            0                 0             0
10. 1992.....         0        0           0          0            0            0                 0             0
11. 1993.....         0        0       1,152      1,059            0            0                57            53
- -------------------------------------------------------------------------------------------------------------------
12. Totals...         0        0       1,152      1,059            0            0                57            53

     1
   Years            21           22             23              24
  In Which                                                    Number
Premiums Were    Salvage    Unallocated        Total        of Claims
 Earned and        and          Loss        Net Losses     Outstanding -
Losses Were    Subrogation    Expenses     and Expenses     Direct and
 Incurred      Anticipated     Unpaid         Unpaid         Assumed
- ------------------------------------------------------------------------
 1. Prior ..            0           0               0               0
 2. 1984.....           0           0               0               0
 3. 1985.....           0           0               0               0
 4. 1986.....           0           0               0               0
 5. 1987.....           0           0               0               0
 6. 1988.....           0           0               0               0
 7. 1989.....           0           0               0               0
 8. 1990.....           0           0               0               0
 9. 1991.....           0           0               0               0
10. 1992.....           0           0               0               0
11. 1993.....           0           5             102               4
- ------------------------------------------------------------------------
12. Totals...           0           5             102               4

     1                           Total Losses and                      Loss and Loss Expense Percentage
   Years                     Loss Expenses Incurrred                     (Incurred/Premiums Earned)
  In Which         -----------------------------------------    ------------------------------------------
Premiums Were           25              26              27          28             29            30
 Earned and
 Losses Were          Direct                                      Direct
  Incurred         and Assumed        Ceded            Net*     and Assumed       Ceded          Net
- ----------------------------------------------------------------------------------------------------------
 1. Prior.....        X X X X        X X X X        X X X X         X X X X        X X X X       X X X X
 2. 1984......               0              0              0             0.0            0.0           0.0
 3. 1985......               0              0              0             0.0            0.0           0.0
 4. 1986......               0              0              0             0.0            0.0           0.0
 5. 1987......               0              0              0             0.0            0.0           0.0
 6. 1988......               0              0              0             0.0            0.0           0.0
 7. 1989......               0              0              0             0.0            0.0           0.0
 8. 1990......               0              0              0             0.0            0.0           0.0
 9. 1991......               0              0              0             0.0            0.0           0.0
10. 1992......               0              0              0             0.0            0.0           0.0
11. 1993......           1,310          1,132            178            57.2           54.4          84.4
- ----------------------------------------------------------------------------------------------------------
12. Totals....        X X X X        X X X X        X X X X         X X X X        X X X X       X X X X

    1                   Discount for Time                         Net Balance Sheet Reserves
  Years                   Value of Money               33               After Discount
In Which                ------------------                        --------------------------
Premiums Were           31             32        Inter-Company       34            35
 Earned and                                         Pooling                       Loss
Losses Were                           Loss       Participation     Losses       Expenses
  Incurred             Loss         Expense        Percentage      Unpaid        Unpaid
- --------------------------------------------------------------------------------------------
 1. Prior.....           0              0           X X X X            0            0
 2. 1984......           0              0                0.0           0            0
 3. 1985......           0              0                0.0           0            0
 4. 1986......           0              0                0.0           0            0
 5. 1987......           0              0                0.0           0            0
 6. 1988......           0              0                0.0           0            0
 7. 1989......           0              0                0.0           0            0
 8. 1990......           0              0                0.0           0            0
 9. 1991......           0              0                0.0           0            0
10. 1992......           0              0                0.0           0            0
11. 1993......           0              0                0.0          93            9
- --------------------------------------------------------------------------------------------
12. Totals....           0              0           X X X X           93            9

* Net = (25-26) = (11+23)

Form 2

                   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                   COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                   .........................................
                                    (Name)


         SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
                                 (000 omitted)


                                                 Premiums Earned                                    Loss and Loss Expense Payments
           1                    -----------------------------------------------                      ------------------------------
         Years                     2                    3                   4
        in Which                                                                                              Loss Payments
     Premiums Were                                                                                   ------------------------------
       Earned and                Direct                                    Net                         5                     6
      Losses Were                 and                 Ceded               (2-3)                      Direct
        Incurred                Assumed                                                            and Assumed              Ceded
- ---------------------------------------------------------------------------------------------------------------------------------
 1. Prior  .........           X X X X              X X X X                X X X X                           0              0
 2. 1984   .........                  0                    0                      0                          0              0
 3. 1985   .........                  0                    0                      0                          0              0
 4. 1986   .........                  0                    0                      0                          0              0
 5. 1987   .........                  0                    0                      0                          0              0
 6. 1988   .........                  0                    0                      0                          0              0
 7. 1989   .........                  0                    0                      0                          0              0
 8. 1990   .........                  0                    0                      0                          0              0
 9. 1991   .........                  0                    0                      0                          0              0
10. 1992   .........                  0                    0                      0                          0              0
11. 1993   .........                692                  642                     50                          0              0
- ----------------------------------------------------------------------------------------------------------------------------------
12. Totals .........           X X X X              X X X X                X X X X                           0              0


                                                  Loss and Loss Expense Payments
                        -------------------------------------------------------------------------------------
       1
     Years                   Allocated Loss                     9                 10                 11                 12
    in Which                Expense Payments                                                                         Number of
 Premiums Were          ----------------------------           Salvage          Unallocated           Total             Claims
   Earned and                7                 8                 and               Loss             Net Paid          Reported -
  Losses Were             Direct                             Subrogation          Expense          (5 - 6 + 7         Direct and
    Incurred            and Assumed          Ceded             Received          Payments           - 8 + 10)           Assumed
- ---------------------------------------------------------------------------------------------------------------------------------
 1. Prior  .......          0                 0                      0              0                    0              X X X X
 2. 1984   .......          0                 0                      0              0                    0                     0
 3. 1985   .......          0                 0                      0              0                    0                     0
 4. 1986   .......          0                 0                      0              0                    0                     0
 5. 1987   .......          0                 0                      0              0                    0                     0
 6. 1988   .......          0                 0                      0              0                    0                     0
 7. 1989   .......          0                 0                      0              0                    0                     0
 8. 1990   .......          0                 0                      0              0                    0                     0
 9. 1991   .......          0                 0                      0              0                    0                     0
10. 1992   .......          0                 0                      0              0                    0                     0
11. 1993   .......          0                 0                      0              7                    7                     3
- --------------------------------------------------------------------------------------------------------------------------------
12. Totals .......          0                 0                      0              7                    7              X X X X

Note: For "prior" report amounts paid or received in current year only.
      Report cumulative amounts of paid or received for specific years. Report loss payments net of salvage and subrogation received.


        1                                   Losses Unpaid                              Allocated Loss Expenses Unpaid
      Years          ------------------------------------------------------------      ------------------------------
    in Which                 Case Basis                        Bulk + IBNR                      Case Basis
  Premiums Were      --------------------------         -------------------------        --------------------------
   Earned and              13               14               15               16               17               18
  Losses Were            Direct                           Direct                            Direct
    Incurred          and Assumed         Ceded         and Assumed         Ceded         and Assumed         Ceded
 ------------------------------------------------------------------------------------------------------------------
 1. Prior  ........         0              0                  0              0                 0                0
 2. 1984   ........         0              0                  0              0                 0                0
 3. 1985   ........         0              0                  0              0                 0                0
 4. 1986   ........         0              0                  0              0                 0                0
 5. 1987   ........         0              0                  0              0                 0                0
 6. 1988   ........         0              0                  0              0                 0                0
 7. 1989   ........         0              0                  0              0                 0                0
 8. 1990   ........         0              0                  0              0                 0                0
 9. 1991   .......          0              0                  0              0                 0                0
10. 1992   ........         0              0                  0              0                 0                0
11. 1993   ........     2,195          2,100                281            253                 0                0
- -------------------------------------------------------------------------------------------------------------------
12. Totals ........     2,195          2,100                281            253                 0                0



       1
    Years                                                    21             22               23               24
   in Which                   Bulk + IBNR                                                                   Number of
 Premiums Were        -------------------------           Salvage        Unallocated         Total           Claims
   Earned and              19               20              and              Loss         Net Losses       Outstanding
  Losses Were            Direct                         Subrogation        Expenses       and Expenses     Direct and
    Incurred          and Assumed         Ceded         Anticipated        Unpaid           Unpaid           Assumed
- ----------------------------------------------------------------------------------------------------------------------
 1. Prior  ........           0             0                   0            0                 0                  0
 2. 1984   ........           0             0                   0            0                 0                  0
 3. 1985   ........           0             0                   0            0                 0                  0
 4. 1986   ........           0             0                   0            0                 0                  0
 5. 1987   ........           0             0                   0            0                 0                  0
 6. 1988   ........           0             0                   0            0                 0                  0
 7. 1989   ........           0             0                   0            0                 0                  0
 8. 1990   ........           0             0                   0            0                 0                  0
 9. 1991   ........           0             0                   0            0                 0                  0
10. 1992   ........           0             0                   0            0                 0                  0
11. 1993   ........          14            13                   0            1               125                  3
- ----------------------------------------------------------------------------------------------------------------------
12. Totals ........          14            13                   0            1               125                  3


    1                              Total Losses and                           Loss and Loss Expense Percentage
   Years                        Loss Expenses Incurred                          (Incurred/Premiums Earned)
  in Which            ------------------------------------------         ------------------------------------------
Premiums Were            25               26               27               28               29               30
 Earned and
  Losses Were          Direct                                            Direct
  Incurred          and Assumed         Ceded             Net*         and Assumed         Ceded             Net
- -------------------------------------------------------------------------------------------------------------------
 1. Prior  ........    X X X X         X X X X         X X X X         X X X X           X X X X         X X X X
 2. 1984   ........           0               0               0             0.0               0.0             0.0
 3. 1985   ........           0               0               0             0.0               0.0             0.0
 4. 1986   ........           0               0               0             0.0               0.0             0.0
 5. 1987   ........           0               0               0             0.0               0.0             0.0
 6. 1988   ........           0               0               0             0.0               0.0             0.0
 7. 1989   ........           0               0               0             0.0               0.0             0.0
 8. 1990   ........           0               0               0             0.0               0.0             0.0
 9. 1991   ........           0               0               0             0.0               0.0             0.0
10. 1992   ........           0               0               0             0.0               0.0             0.0
11. 1993   ........       2,498           2,366             132           361.0             368.5           264.0
- -------------------------------------------------------------------------------------------------------------------
12. Totals ........    X X X X         X X X X         X X X X         X X X X           X X X X         X X X X


                          Discount for Time                               Net Balance Sheet Reserves
     Years                 Value of Money                                       After Discount
    in Which          ------------------------            33             ----------------------------
  Premiums Were          31               32         Inter-Company          34                35
    Earned and                                          Pooling                              Loss
   Losses Were                           Loss        Participation        Losses           Expenses
     Incurred           Loss           Expense        Percentage          Unpaid            Unpaid
- -----------------------------------------------------------------------------------------------------
 1. Prior  ........       0                0          X X X X                0                0
 2. 1984   ........       0                0               0.0               0                0
 3. 1985   ........       0                0               0.0               0                0
 4. 1986   ........       0                0               0.0               0                0
 5. 1987   ........       0                0               0.0               0                0
 6. 1988   ........       0                0               0.0               0                0
 7. 1989   ........       0                0               0.0               0                0
 8. 1990   ........       0                0               0.0               0                0
 9. 1991   ........       0                0               0.0               0                0
10. 1992   ........       0                0               0.0               0                0
11. 1993   ........       0                0               0.0             123                2
- -----------------------------------------------------------------------------------------------------
12. Totals ........       0                0          X X X X              123                2

*Net = (25 - 26) = (11 + 23)

Form 2

                 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                 COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                 .........................................
                                  (Name)

                  SCHEDULE P - PART 1D - WORKERS' COMPENSATION

                                 (000 omitted)

      1                      Premiums Earned                        Loss and Loss Expense Payments
                        -----------------------------    ---------------------------------------------------
    Years                  2          3          4           Loss Payments                Allocated Loss
  in Which                                                                               Expense Payments
Premiums Were                                            ---------------------       -----------------------
 Earned and              Direct                 Net           5            6              7              8
 Losses Were              and       Ceded      (2-3)        Direct                      Direct
  Incurred              Assumed                          and Assumed     Ceded       and Assumed       Ceded
- ------------------------------------------------------------------------------------------------------------
 1. Prior   . . .      X X X X    X X X X    X X X X             0            0              0          0
 2. 1984  . . . .             0          0          0            0            0              0          0
 3. 1985  . . . .             0          0          0            0            0              0          0
 4. 1986  . . . .             0          0          0            0            0              0          0
 5. 1987  . . . .             0          0          0            0            0              0          0
 6. 1988  . . . .             0          0          0            0            0              0          0
 7. 1989  . . . .             0          0          0            0            0              0          0
 8. 1990  . . . .             0          0          0            0            0              0          0
 9. 1991  . . . .             0          0          0            0            0              0          0
10. 1992  . . . .             0          0          0            0            0              0          0
11. 1993  . . . .             0          0          0            0            0              0          0
- ------------------------------------------------------------------------------------------------------------
12. Totals  . . .      X X X X    X X X X    X X X X             0            0              0          0


                                Loss and Loss Expense Payments
        1             -------------------------------------------------
      Years                   9               10               11               12
    in Which                                                                Number of
 Premiums Were             Salvage        Unallocated         Total           Claims
   Earned and                and             Loss           Net Paid        Reported -
  Losses Were            Subrogation        Expense        (5 - 6 + 7       Direct and
    Incurred              Received         Payments         - 8 + 10)         Assumed
- ---------------------------------------------------------------------------------------
 1.  Prior . . . .               0                0                0        X X X X
 2.  1984  . . . .               0                0                0                0
 3.  1985  . . . .               0                0                0                0
 4.  1986  . . . .               0                0                0                0
 5.  1987  . . . .               0                0                0                0
 6.  1988  . . . .               0                0                0                0
 7.  1989  . . . .               0                0                0                0
 8.  1990  . . . .               0                0                0                0
 9.  1991  . . . .               0                0                0                0
10.  1992  . . . .               0                0                0                0
11.  1993  . . . .               0                0                0                0
- ---------------------------------------------------------------------------------------
12.  Totals. . . .               0                0                0        X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


      1
                                      Losses Unpaid                        Allocated Loss Expenses Unpaid
    Years              -----------------------------------------   -----------------------------------------
  in Which                  Case Basis            Bulk & IBNR           Case Basis            Bulk & IBNR
Premiums Were          -------------------   -------------------   -------------------    ------------------
 Earned and                13         14         15         16         17         18          19         20
 Losses Were             Direct                Direct                Direct                 Direct
  Incurred             and Assumed   Ceded   and Assumed   Ceded   and Assumed   Ceded    and Assumed  Ceded
- ------------------------------------------------------------------------------------------------------------
 1. Prior   . . .              0         0           0          0          0        0           0        0
 2. 1984  . . . .              0         0           0          0          0        0           0        0
 3. 1985  . . . .              0         0           0          0          0        0           0        0
 4. 1986  . . . .              0         0           0          0          0        0           0        0
 5. 1987  . . . .              0         0           0          0          0        0           0        0
 6. 1988  . . . .              0         0           0          0          0        0           0        0
 7. 1989  . . . .              0         0           0          0          0        0           0        0
 8. 1990  . . . .              0         0           0          0          0        0           0        0
 9. 1991  . . . .              0         0           0          0          0        0           0        0
10. 1992  . . . .              0         0           0          0          0        0           0        0
11. 1993  . . . .              0         0           0          0          0        0           0        0
- ------------------------------------------------------------------------------------------------------------
12. Totals  . . .              0         0           0          0          0        0           0        0


      1

    Years                  21               22               23               24
  in Which                                                                Number of
Premiums Were            Salvage        Unallocated         Total           Claims
 Earned and               and             Loss          Net Losses       Outstanding -
 Losses Were          Subrogation       Expenses       and Expenses      Direct and
  Incurred            Anticipated        Unpaid           Unpaid           Assumed
- ---------------------------------------------------------------------------------------
 1.  Prior . . . .            0              0                0                0
 2.  1984  . . . .            0              0                0                0
 3.  1985  . . . .            0              0                0                0
 4.  1986  . . . .            0              0                0                0
 5.  1987  . . . .            0              0                0                0
 6.  1988  . . . .            0              0                0                0
 7.  1989  . . . .            0              0                0                0
 8.  1990  . . . .            0              0                0                0
 9.  1991  . . . .            0              0                0                0
10.  1992  . . . .            0              0                0                0
11.  1993  . . . .            0              0                0                0
- ---------------------------------------------------------------------------------------
12.  Totals. . . .            0              0                0                0


      1

    Years                      Total Losses and         Loss and Loss Expense Percentage
  in Which                  Loss Expenses Incurred         (Incurred/Premiums Earned)
Premiums Were         ------------------------------    --------------------------------
 Earned and                25         26         27         28          29            30
 Losses Were             Direct                           Direct
  Incurred            and Assumed   Ceded       Net*   and Assumed     Ceded         Net
- -------------------------------------------------------------------------------------------
 1. Prior   . . .     X X X X     X X X X   X X X X     X X X X      X X X X      X X X X
 2. 1984  . . . .            0           0         0           0.0          0.0          0.0
 3. 1985  . . . .            0           0         0           0.0          0.0          0.0
 4. 1986  . . . .            0           0         0           0.0          0.0          0.0
 5. 1987  . . . .            0           0         0           0.0          0.0          0.0
 6. 1988  . . . .            0           0         0           0.0          0.0          0.0
 7. 1989  . . . .            0           0         0           0.0          0.0          0.0
 8. 1990  . . . .            0           0         0           0.0          0.0          0.0
 9. 1991  . . . .            0           0         0           0.0          0.0          0.0
10. 1992  . . . .            0           0         0           0.0          0.0          0.0
11. 1993  . . . .            0           0         0           0.0          0.0          0.0
- ---------------------------------------------------------------------------------------------
12. Totals  . . .     X X X X     X X X X   X X X X     X X X X      X X X X      X X X X


      1
                         Discount for Time                              Net Balance Sheet Reserves
    Years                  Value of Money                  33                  After Discount
  in Which            ----------------------                            --------------------------
Premiums Were           31               32          Inter-Company         34               35
 Earned and                                             Pooling                            Loss
 Losses Were                            Loss         Participation       Losses          Expenses
  Incurred             Loss            Expense        Percentage         Unpaid           Unpaid
- --------------------------------------------------------------------------------------------------
 1.  Prior . . . .         0              0            X X X X            0                 0
 2.  1984  . . . .         0              0                    0.0        0                 0
 3.  1985  . . . .         0              0                    0.0        0                 0
 4.  1986  . . . .         0              0                    0.0        0                 0
 5.  1987  . . . .         0              0                    0.0        0                 0
 6.  1988  . . . .         0              0                    0.0        0                 0
 7.  1989  . . . .         0              0                    0.0        0                 0
 8.  1990  . . . .         0              0                    0.0        0                 0
 9.  1991  . . . .         0              0                    0.0        0                 0
10.  1992  . . . .         0              0                    0.0        0                 0
11.  1993  . . . .         0              0                    0.0        0                 0
- --------------------------------------------------------------------------------------------------
12.  Totals. . . .         0              0            X X X X            0                 0

*Net = (25 - 26) = (11 + 23)

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

               SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL

                                (000 omitted)

      1                        Premiums Earned                     Loss and Loss Expense Payments
                       -------------------------------   ---------------------------------------------------
    Years                  2          3          4           Loss Payments                Allocated Loss
  in Which                                                                               Expense Payments
Premiums Were                                            ----------------------      -----------------------
 Earned and              Direct                 Net           5            6              7              8
 Losses Were              and       Ceded      (2-3)        Direct                      Direct
  Incurred              Assumed                          and Assumed     Ceded       and Assumed       Ceded
- ------------------------------------------------------------------------------------------------------------
 1. Prior   . . .      X X X X     X X X X    X X X X             0           0               0            0
 2. 1984  . . . .             0           0          0            0           0               0            0
 3. 1985  . . . .             0           0          0            0           0               0            0
 4. 1986  . . . .             0           0          0            0           0               0            0
 5. 1987  . . . .             0           0          0            0           0               0            0
 6. 1988  . . . .             0           0          0            0           0               0            0
 7. 1989  . . . .             0           0          0            0           0               0            0
 8. 1990  . . . .             0           0          0            0           0               0            0
 9. 1991  . . . .             0           0          0            0           0               0            0
10. 1992  . . . .             0           0          0            0           0               0            0
11. 1993  . . . .             0           0          0            0           0               0            0
- ------------------------------------------------------------------------------------------------------------
12. Totals  . . .      X X X X     X X X X    X X X X             0           0               0            0


     1                     Loss and Loss Expense Payments
                    --------------------------------------------
    Years                9               10               11               12
  in Which                                                             Number of
Premiums Were         Salvage        Unallocated         Total           Claims
 Earned and             and             Loss           Net Paid        Reported -
 Losses Were        Subrogation        Expense        (5 - 6 + 7       Direct and
  Incurred           Received         Payments         - 8 + 10)        Assumed
- ---------------------------------------------------------------------------------
  1.  Prior . . . .       0                 0                 0         X X X X
  2.  1984  . . . .       0                 0                 0                0
  3.  1985  . . . .       0                 0                 0                0
  4.  1986  . . . .       0                 0                 0                0
  5.  1987  . . . .       0                 0                 0                0
  6.  1988  . . . .       0                 0                 0                0
  7.  1989  . . . .       0                 0                 0                0
  8.  1990  . . . .       0                 0                 0                0
  9.  1991  . . . .       0                 0                 0                0
 10.  1992  . . . .       0                 0                 0                0
 11.  1993  . . . .       0                 0                 0                0
- --------------------------------------------------------------------------------
 12.  Totals. . . .       0                 0                 0         X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

      1
                                      Losses Unpaid                     Allocated Loss Expenses Unpaid
    Years              -----------------------------------------   -----------------------------------------
  in Which                  Case Basis            Bulk & IBNR           Case Basis            Bulk & IBNR
Premiums Were          --------------------  -------------------   -------------------    ------------------
 Earned and                13         14         15         16         17         18          19         20
 Losses Were             Direct                Direct                Direct                 Direct
  Incurred             and Assumed   Ceded   and Assumed   Ceded   and Assumed   Ceded    and Assumed  Ceded
- ------------------------------------------------------------------------------------------------------------
 1. Prior   . . .              0          0         0          0           0         0          0          0
 2. 1984  . . . .              0          0         0          0           0         0          0          0
 3. 1985  . . . .              0          0         0          0           0         0          0          0
 4. 1986  . . . .              0          0         0          0           0         0          0          0
 5. 1987  . . . .              0          0         0          0           0         0          0          0
 6. 1988  . . . .              0          0         0          0           0         0          0          0
 7. 1989  . . . .              0          0         0          0           0         0          0          0
 8. 1990  . . . .              0          0         0          0           0         0          0          0
 9. 1991  . . . .              0          0         0          0           0         0          0          0
10. 1992  . . . .              0          0         0          0           0         0          0          0
11. 1993  . . . .              0          0         0          0           0         0          0          0
- ------------------------------------------------------------------------------------------------------------
12. Totals  . . .              0          0         0          0           0         0          0          0

      1

    Years                  21               22               23               24
  in Which                                                                Number of
Premiums Were            Salvage        Unallocated         Total           Claims
 Earned and                and             Loss          Net Losses       Outstanding
 Losses Were           Subrogation       Expenses       and Expenses      Direct and
  Incurred             Anticipated        Unpaid           Unpaid           Assumed
- -------------------------------------------------------------------------------------
 1.  Prior . . . .           0                0                 0               0
 2.  1984  . . . .           0                0                 0               0
 3.  1985  . . . .           0                0                 0               0
 4.  1986  . . . .           0                0                 0               0
 5.  1987  . . . .           0                0                 0               0
 6.  1988  . . . .           0                0                 0               0
 7.  1989  . . . .           0                0                 0               0
 8.  1990  . . . .           0                0                 0               0
 9.  1991  . . . .           0                0                 0               0
10.  1992  . . . .           0                0                 0               0
11.  1993  . . . .           0                0                 0               0
- ---------------------------------------------------------------------------------
12.  Totals. . . .           0                0                 0               0

      1
                               Total Losses and         Loss and Loss Expense Percentage
    Years                   Loss Expenses Incurred         (Incurred/Premiums Earned)
  in Which            --------------------------------- ------------------------------------
Premiums Were              25         26         27         28          29            30
 Earned and
 Losses Were             Direct                           Direct
  Incurred            and Assumed   Ceded       Net*   and Assumed     Ceded         Net
- --------------------------------------------------------------------------------------------
 1. Prior   . . .        X X X X    X X X X    X X X X    X X X X      X X X X       X X X X
 2. 1984  . . . .               0          0          0          0.0          0.0           0.0
 3. 1985  . . . .               0          0          0          0.0          0.0           0.0
 4. 1986  . . . .               0          0          0          0.0          0.0           0.0
 5. 1987  . . . .               0          0          0          0.0          0.0           0.0
 6. 1988  . . . .               0          0          0          0.0          0.0           0.0
 7. 1989  . . . .               0          0          0          0.0          0.0           0.0
 8. 1990  . . . .               0          0          0          0.0          0.0           0.0
 9. 1991  . . . .               0          0          0          0.0          0.0           0.0
10. 1992  . . . .               0          0          0          0.0          0.0           0.0
11. 1993  . . . .               0          0          0          0.0          0.0           0.0
- ------------------------------------------------------------------------------------------------
12. Totals  . . .        X X X X    X X X X    X X X X    X X X X      X X X X       X X X X


      1
                           Discount for Time                              Net Balance Sheet Reserves
    Years                    Value of Money                  33                  After Discount
  in Which             -----------------------                            --------------------------
Premiums Were            31               32          Inter-Company         34               35
 Earned and                                              Pooling                            Loss
 Losses Were                             Loss         Participation       Losses          Expenses
  Incurred             Loss            Expense        Percentage         Unpaid           Unpaid
- ----------------------------------------------------------------------------------------------------
 1.  Prior . . . .         0                0           X X X X                0                 0
 2.  1984  . . . .         0                0                0.0               0                 0
 3.  1985  . . . .         0                0                0.0               0                 0
 4.  1986  . . . .         0                0                0.0               0                 0
 5.  1987  . . . .         0                0                0.0               0                 0
 6.  1988  . . . .         0                0                0.0               0                 0
 7.  1989  . . . .         0                0                0.0               0                 0
 8.  1990  . . . .         0                0                0.0               0                 0
 9.  1991  . . . .         0                0                0.0               0                 0
10.  1992  . . . .         0                0                0.0               0                 0
11.  1993  . . . .         0                0                0.0               0                 0
- ----------------------------------------------------------------------------------------------------
12.  Totals. . . .         0                0           X X X X                0                 0

*Net = (25 - 26) = (11 + 23)

Form 2

                   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                   COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                   ..........................................
                                     (Name)

    SCHEDULE P -- PART 1F -- SECTION 1 -- MEDICAL MALPRACTICE -- OCCURRENCE

                                 (000 omitted)

    1                      Premiums Earned                 Loss and Loss Expense Payments
                      ---------------------------          ------------------------------
   Years                 2          3             4                Loss Payments
  in Which                                                 ------------------------------
Premiums Were
 Earned and           Direct                     Net             5              6
 Losses Were          and         Ceded        (2 - 3)         Direct
  Incurred            Assumed                               and Assumed       Ceded
- -----------------------------------------------------------------------------------------
 1.  Price......     X X X X      X X X X        X X X X             0             0
 2.  1984.......            0            0              0            0             0
 3.  1985.......            0            0              0            0             0
 4.  1986.......            0            0              0            0             0
 5.  1987.......            0            0              0            0             0
 6.  1988.......            0            0              0            0             0
 7.  1989.......            0            0              0            0             0
 8.  1990.......            0            0              0            0             0
 9.  1991.......            0            0              0            0             0
10.  1992......             0            0              0            0             0
11.  1993.......           12           12              0            0             0
- -------------------------------------------------------------------------------------
12.  Totals.....     X X X X      X X X X        X X X X             0             0

               Loss and Loss Expense Payments
               ------------------------------
    1                  Allocated Loss
  Years               Expense Payments             9               10             11             12
 in Which          -----------------------                                                      Number
Premiums Were                                    Salvage        Unallocated     Total          of Claims
 Earned and             7           8             and              Loss        Net Paid       Reported -
Losses Were           Direct                   Subrogation       Expense       (5 - 6 + 7     Direct and
 Incurred           and Assumed   Ceded         Received         Payments      - 8 + 10)       Assumed
- -----------------------------------------------------------------------------------------------------------
 1.  Price.....             0            0            0                 0              0       X X X X
 2.  1984......             0            0            0                 0              0              0
 3.  1985......             0            0            0                 0              0              0
 4.  1986......             0            0            0                 0              0              0
 5.  1987......             0            0            0                 0              0              0
 6.  1988......             0            0            0                 0              0              0
 7.  1989......             0            0            0                 0              0              0
 8.  1990......             0            0            0                 0              0              0
 9.  1991......             0            0            0                 0              0              0
10.  1992......             0            0            0                 0              0              0
11.  1993......             0            0            0                 0              0              0
- -----------------------------------------------------------------------------------------------------------
12.  Totals...              0            0            0                 0              0       X X X X

Note: For "prior", report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                            Losses Unpaid                   Allocated Loss Expenses Unpaid
    1             ------------------------------------------------------------------------------
  Years               Case Basis      Bulk + IBNR          Case Basis           Bulk + IBNR
 in Which         ------------------------------------------------------------------------------
Premiums Were       13         14      15      16         17         18        19       20
 Earned and        Direct            Direct             Direct               Direct
Losses Were         and                and                and                  and
 Incurred         Assumed    Ceded   Assumed  Ceded     Assumed     Ceded    Assumed    Ceded
- ------------------------------------------------------------------------------------------------
 1.  Price......        0         0        0       0           0         0        0          0
 2.  1984.......        0         0        0       0           0         0        0          0
 3.  1985.......        0         0        0       0           0         0        0          0
 4.  1986.......        0         0        0       0           0         0        0          0
 5.  1987.......        0         0        0       0           0         0        0          0
 6.  1988.......        0         0        0       0           0         0        0          0
 7.  1989.......        0         0        0       0           0         0        0          0
 8.  1990.......        0         0        0       0           0         0        0          0
 9.  1991.......        0         0        0       0           0         0        0          0
10.  1992.......        0         0        0       0           0         0        0          0
11.  1993.......        0         0        7       6           0         0        0          0
- ------------------------------------------------------------------------------------------------
12.  Totals.....        0         0        7       6           0         0        0          0

    1                  21                22              23            24
   Years                                                              Number
  in Which                                                             of
Premiums Were        Salvage         Unallocated       Total         Claims
 Earned and            and              Loss        Net Losses     Outstanding -
Losses Were        Subrogation        Expenses    and Expenses    Direct and
 Incurred           Anticipated         Unpaid        Unpaid         Assumed
- --------------------------------------------------------------------------------
 1.  Prior.....            0                  0             0               0
 2.  1984......            0                  0             0               0
 3.  1985......            0                  0             0               0
 4.  1986......            0                  0             0               0
 5.  1987......            0                  0             0               0
 6.  1988......            0                  0             0               0
 7.  1989......            0                  0             0               0
 8.  1990......            0                  0             0               0
 9.  1991......            0                  0             0               0
10.  1992......            0                  0             0               0
11.  1993......            0                  0             1               0
- --------------------------------------------------------------------------------
12.  Totals...             0                  0             1               0

    1
  Years                         Total Losses and                      Loss and Loss Expense Percentage
 in Which                     Loss Expenses Incurred                     (Incurred/Premiums Earned)
Premiums Were       -------------------------------------      -------------------------------------------
 Earned and              25        26            27                 28             29           30
Losses Were            Direct                                     Direct
 Incurred           and Assumed   Ceded        Net *           and Assumed       Ceded         Net
- ---------------------------------------------------------------------------------------------------------
 1.  Prior.....       X X X X      X X X X      X X X X           X X X X         X X X X      X X X X
 2.  1984......              0            0            0                 0.0             0.0          0.0
 3.  1985......              0            0            0                 0.0             0.0          0.0
 4.  1986......              0            0            0                 0.0             0.0          0.0
 5.  1987......              0            0            0                 0.0             0.0          0.0
 6.  1988......              0            0            0                 0.0             0.0          0.0
 7.  1989......              0            0            0                 0.0             0.0          0.0
 8.  1990......              0            0            0                 0.0             0.0          0.0
 9.  1991......              0            0            0                 0.0             0.0          0.0
10.  1992......              0            0            0                 0.0             0.0          0.0
11.  1993......              7            6            1                58.3            50.0          0.0
- ---------------------------------------------------------------------------------------------------------
12.  Totals...        X X X X      X X X X      X X X X           X X X X         X X X X      X X X X

                     Discount for Time                         Net Balance Sheet Reserves
    1                  Value of Money             33                 After Discount
  Years             ---------------------                      --------------------------
 in Which            31          32                                  34         35
Premiums Were                                Inter-Company
 Earned and                                  Pooling                           Loss
Losses Were                     Loss         Participation        Losses      Expenses
 Incurred           Loss        Expense      Percentage           Unpaid      Unpaid
- -----------------------------------------------------------------------------------------
 1.  Prior.....        0             0          X X X X                0            0
 2.  1984......        0             0                 0.0             0            0
 3.  1985......        0             0                 0.0             0            0
 4.  1986......        0             0                 0.0             0            0
 5.  1987......        0             0                 0.0             0            0
 6.  1988......        0             0                 0.0             0            0
 7.  1989......        0             0                 0.0             0            0
 8.  1990......        0             0                 0.0             0            0
 9.  1991......        0             0                 0.0             0            0
10.  1992......        0             0                 0.0             0            0
11.  1993......        0             0                 0.0             1            0
- -----------------------------------------------------------------------------------------
12.  Totals...         0             0          X X X X                1            0

*Net = (25-26) = (11+23)

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

      SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

                                 (000 omitted)

         1                 Premiums Earned                                 Loss and Loss Expense Payments
                    -------------------------------        --------------------------------------------------------
       Years           2          3            4                  Loss Payments                  Allocated Loss
      in Which                                                                                  Expense Payments
   Premiums Were                                           ------------------------       ------------------------
    Earned and       Direct                   Net               5               6              7            8
    Losses Were       and       Ceded       (2 - 3)           Direct                         Direct
     Incurred       Assumed                                and Assumed        Ceded       and Assumed     Ceded
- -------------------------------------------------------------------------------------------------------------------
 1. Prior ...      X X X X     X X X X     X X X X                0              0                0           0
 2. 1984.....             0           0           0               0              0                0           0
 3. 1985.....             0           0           0               0              0                0           0
 4. 1986.....             0           0           0               0              0                0           0
 5. 1987.....             0           0           0               0              0                0           0
 6. 1988.....             0           0           0               0              0                0           0
 7. 1989.....             0           0           0               0              0                0           0
 8. 1990.....             0           0           0               0              0                0           0
 9. 1991.....             0           0           0               0              0                0           0
10. 1992.....             0           0           0               0              0                0           0
11. 1993.....             0           0           0               0              0                0           0
- -------------------------------------------------------------------------------------------------------------------
12. Totals ..      X X X X     X X X X     X X X X                0              0                0           0



                            Loss and Expense Payments Made
         1           ----------------------------------------------
       Years              9                10              11                12
     in Which                                                            Number of
   Premiums Were       Salvage        Unallocated        Total             Claims
    Earned and           and              Loss          Net Paid         Reported -
    Losses Were      Subrogation        Expense       (5 - 6 + 7)        Direct and
     Incurred          Received         Payments       - 8 + 10)          Assumed
- --------------------------------------------------------------------------------------
 1. Prior ...             0                 0               0              X X X X
 2. 1984.....             0                 0               0                     0
 3. 1985.....             0                 0               0                     0
 4. 1986.....             0                 0               0                     0
 5. 1987.....             0                 0               0                     0
 6. 1988.....             0                 0               0                     0
 7. 1989.....             0                 0               0                     0
 8. 1990.....             0                 0               0                     0
 9. 1991.....             0                 0               0                     0
10. 1992.....             0                 0               0                     0
11. 1993.....             0                 0               0                     0
- -------------------------------------------------------------------------------------
12. Totals ..             0                 0               0              X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

         1                        Losses Unpaid                                      Allocated Loss Expenses Unpaid
       Years      --------------------------------------------------       --------------------------------------------------
     in Which            Case Basis               Bulk & IBNR                       Case Basis                 Bulk & IBNR
   Premiums Were       13         14           15               16              17             18           19            20
    Earned and    ---------------------   -----------------------------    -------------------------   ----------------------
    Losses Were      Direct                  Direct                           Direct                      Direct
     Incurred     and Assumed   Ceded     and Assumed         Ceded        and Assumed       Ceded     and Assumed      Ceded
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...           0         0              0               0                0              0             0            0
 2. 1984.....           0         0              0               0                0              0             0            0
 3. 1985.....           0         0              0               0                0              0             0            0
 4. 1986.....           0         0              0               0                0              0             0            0
 5. 1987.....           0         0              0               0                0              0             0            0
 6. 1988.....           0         0              0               0                0              0             0            0
 7. 1989.....           0         0              0               0                0              0             0            0
 8. 1990.....           0         0              0               0                0              0             0            0
 9. 1991.....           0         0              0               0                0              0             0            0
10. 1992.....           0         0              0               0                0              0             0            0
11. 1993.....           0         0              0               0                0              0             0            0
- -----------------------------------------------------------------------------------------------------------------------------
12. Totals ..           0         0              0               0                0              0             0            0

         1
       Years           21               22               23              24
     in Which                                                        Number of
   Premiums Were    Salvage        Unallocated         Total           Claims
    Earned and        and              Loss          Net Losses     Outstanding -
    Losses Were   Subrogation        Expense        and Expenses     Direct and
     Incurred     Anticipated         Unpaid           Unpaid         Assumed
- ---------------------------------------------------------------------------------
 1. Prior ...           0                0                 0               0
 2. 1984.....           0                0                 0               0
 3. 1985.....           0                0                 0               0
 4. 1986.....           0                0                 0               0
 5. 1987.....           0                0                 0               0
 6. 1988.....           0                0                 0               0
 7. 1989.....           0                0                 0               0
 8. 1990.....           0                0                 0               0
 9. 1991.....           0                0                 0               0
10. 1992.....           0                0                 0               0
11. 1993.....           0                0                 0               0
- ---------------------------------------------------------------------------------
12. Totals ..           0                0                 0               0


         1
       Years                Total Losses and                      Loss and Loss Expense Percentage            Discount for Time
     in Which            Loss Expenses Incurred                      (Incurred/Premiums Earned)                Value of Money
   Premiums Were  ------------------------------------        -----------------------------------------      ----------------------
    Earned and         25            26           27               28              29             30           31            32
    Losses Were      Direct                                      Direct                                                     Loss
     Incurred     and Assumed      Ceded        Net *         and Assumed        Ceded           Net          Loss        Expense
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X      X X X X       X X X X           X X X X        X X X X        X X X X            0            0
 2. 1984.....              0            0             0               0.0            0.0           0.0            0            0
 3. 1985.....              0            0             0               0.0            0.0           0.0            0            0
 4. 1986.....              0            0             0               0.0            0.0           0.0            0            0
 5. 1987.....              0            0             0               0.0            0.0           0.0            0            0
 6. 1988.....              0            0             0               0.0            0.0           0.0            0            0
 7. 1989.....              0            0             0               0.0            0.0           0.0            0            0
 8. 1990.....              0            0             0               0.0            0.0           0.0            0            0
 9. 1991.....              0            0             0               0.0            0.0           0.0            0            0
10. 1992.....              0            0             0               0.0            0.0           0.0            0            0
11. 1993.....              0            0             0               0.0            0.0           0.0            0            0
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X      X X X X       X X X X           X X X X        X X X X        X X X X            0            0


         1                33               Net Balance Sheet Reserves
       Years                                      After Discount
     in Which                            ---------------------------------
   Premiums Were    Inter-Company          34                    35
    Earned and         Pooling
    Losses Were     Participation        Losses             Loss Expenses
     Incurred         Percentage         Unpaid                Unpaid
- --------------------------------------------------------------------------
 1. Prior ...         X X X X               0                      0
 2. 1984.....              0.0              0                      0
 3. 1985.....              0.0              0                      0
 4. 1986.....              0.0              0                      0
 5. 1987.....              0.0              0                      0
 6. 1988.....              0.0              0                      0
 7. 1989.....              0.0              0                      0
 8. 1990.....              0.0              0                      0
 9. 1991.....              0.0              0                      0
10. 1992.....              0.0              0                      0
11. 1993.....              0.0              0                      0
- --------------------------------------------------------------------------
12. Totals ..         X X X X               0                      0

*Net = (25 - 26) = (11 + 23)

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

 SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                             BOILER AND MACHINERY)
                                 (000 omitted)

         1                 Premiums Earned                                 Loss and Loss Expense Payments
                    -------------------------------        --------------------------------------------------------
       Years           2          3            4                  Loss Payments                  Allocated Loss
      in Which                                                                                  Expense Payments
   Premiums Were                                           ------------------------       ------------------------
    Earned and       Direct                   Net               5               6              7            8
    Losses Were       and       Ceded       (2 - 3)           Direct                         Direct
     Incurred       Assumed                                and Assumed        Ceded       and Assumed     Ceded
- -------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X    X X X X       X X X X             0               0               0            0
 2. 1984.....              0          0            0             0               0               0            0
 3. 1985.....              0          0            0             0               0               0            0
 4. 1986.....              0          0            0             0               0               0            0
 5. 1987.....              0          0            0             0               0               0            0
 6. 1988.....              0          0            0             0               0               0            0
 7. 1989.....              0          0            0             0               0               0            0
 8. 1990.....              0          0            0             0               0               0            0
 9. 1991.....              0          0            0             0               0               0            0
10. 1992.....              0          0            0             0               0               0            0
11. 1993.....              0          0            0             0               0               0            0
- ---------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X    X X X X       X X X X             0               0               0            0


                             Loss and Loss Expense Payments
         1           ---------------------------------------------
       Years              9                10              11                12
     in Which                                                            Number of
   Premiums Were       Salvage        Unallocated        Total             Claims
    Earned and           and              Loss          Net Paid         Reported -
    Losses Were      Subrogation        Expense       (5 - 6 + 7         Direct and
     Incurred          Received         Payments       - 8 + 10)          Assumed
- --------------------------------------------------------------------------------------
 1. Prior ...             0                 0                 0             X X X X
 2. 1984.....             0                 0                 0             X X X X
 3. 1985.....             0                 0                 0             X X X X
 4. 1986.....             0                 0                 0             X X X X
 5. 1987.....             0                 0                 0             X X X X
 6. 1988.....             0                 0                 0             X X X X
 7. 1989.....             0                 0                 0             X X X X
 8. 1990.....             0                 0                 0             X X X X
 9. 1991.....             0                 0                 0             X X X X
10. 1992.....             0                 0                 0             X X X X
11. 1993.....             0                 0                 0             X X X X
- --------------------------------------------------------------------------------------
12. Totals ..             0                 0                 0             X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

         1                         Losses Unpaid                                      Allocated Loss Expenses Unpaid
       Years      --------------------------------------------------       --------------------------------------------------
      in Which           Case Basis               Bulk & IBNR                       Case Basis                 Bulk & IBNR
   Premiums Were  --------------------    --------------------------       ------------------------    ----------------------
    Earned and         13         14           15               16              17             18           19            20
    Losses Were      Direct                  Direct                           Direct                      Direct
     Incurred     and Assumed   Ceded     and Assumed         Ceded        and Assumed       Ceded     and Assumed      Ceded
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...
 2. 1984.....           0           0            0                 0               0             0             0            0
 3. 1985.....           0           0            0                 0               0             0             0            0
 4. 1986.....           0           0            0                 0               0             0             0            0
 5. 1987.....           0           0            0                 0               0             0             0            0
 6. 1988.....           0           0            0                 0               0             0             0            0
 7. 1989.....           0           0            0                 0               0             0             0            0
 8. 1990.....           0           0            0                 0               0             0             0            0
 9. 1991.....           0           0            0                 0               0             0             0            0
10. 1992.....           0           0            0                 0               0             0             0            0
11. 1993.....           0           0            0                 0               0             0             0            0
- -----------------------------------------------------------------------------------------------------------------------------
12. Totals ..           0           0            0                 0               0             0             0            0

         1             21               22               23              24
       Years                                                         Number of
      in Which      Salvage        Unallocated         Total           Claims
   Premiums Were      and              Loss          Net Losses     Outstanding -
    Earned and    Subrogation        Expenses       and Expenses     Direct and
    Losses Were   Anticipated         Unpaid           Unpaid         Assumed
     Incurred   -----------------------------------------------------------------
 1. Prior ...           0                0                  0              0
 2. 1984.....           0                0                  0              0
 3. 1985.....           0                0                  0              0
 4. 1986.....           0                0                  0              0
 5. 1987.....           0                0                  0              0
 6. 1988.....           0                0                  0              0
 7. 1989.....           0                0                  0              0
 8. 1990.....           0                0                  0              0
 9. 1991.....           0                0                  0              0
10. 1992.....           0                0                  0              0
11. 1993.....           0                0                  0              0
- ---------------------------------------------------------------------------------
12. Totals ..           0                0                  0              0

         1
       Years                Total Losses and                      Loss and Loss Expense Percentage              Discount for Time
      in Which           Loss Expenses Incurred                      (Incurred/Premiums Earned)                  Value of Money
   Premiums Were  ------------------------------------        -----------------------------------------      ----------------------
    Earned and        25            26           27               28              29             30           31            32
    Losses Were      Direct                                      Direct                                                     Loss
     Incurred     and Assumed      Ceded        Net *         and Assumed        Ceded           Net          Loss        Expense
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X      X X X X       X X X X          X X X X        X X X X          X X X X           0            0
 2. 1984.....              0            0             0                0.0            0.0              0.0        0            0
 3. 1985.....              0            0             0                0.0            0.0              0.0        0            0
 4. 1986.....              0            0             0                0.0            0.0              0.0        0            0
 5. 1987.....              0            0             0                0.0            0.0              0.0        0            0
 6. 1988.....              0            0             0                0.0            0.0              0.0        0            0
 7. 1989.....              0            0             0                0.0            0.0              0.0        0            0
 8. 1990.....              0            0             0                0.0            0.0              0.0        0            0
 9. 1991.....              0            0             0                0.0            0.0              0.0        0            0
10. 1992.....              0            0             0                0.0            0.0              0.0        0            0
11. 1993.....              0            0             0                0.0            0.0              0.0        0            0
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X      X X X X       X X X X          X X X X        X X X X          X X X X           0            0

         1                33                  Net Balance Sheet Reserves
       Years                                        After Discount
      in Which                           ---------------------------------
   Premiums Were    Inter-Company          34                    35
    Earned and         Pooling
    Losses Were     Participation        Losses             Loss Expenses
     Incurred         Percentage         Unpaid                Unpaid
- --------------------------------------------------------------------------
 1. Prior ...         X X X X               0                      0
 2. 1984.....                0.0            0                      0
 3. 1985.....                0.0            0                      0
 4. 1986.....                0.0            0                      0
 5. 1987.....                0.0            0                      0
 6. 1988.....                0.0            0                      0
 7. 1989.....                0.0            0                      0
 8. 1990.....                0.0            0                      0
 9. 1991.....                0.0            0                      0
10. 1992.....                0.0            0                      0
11. 1993.....                0.0            0                      0
- --------------------------------------------------------------------------
12. Totals ..         X X X X               0                      0

*Net = (25 - 26) = (11 + 23)

Form 2

                   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                   COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                   .........................................
                                    (Name)

        SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

                                 (000 omitted)

         1                 Premiums Earned                                 Loss and Loss Expense Payments
                    ---------------------------------     --------------------------------------------------------
       Years           2          3            4                  Loss Payments                  Allocated Loss
      in Which                                                                                  Expense Payments
   Premiums Were                                          -------------------------       ------------------------
    Earned and       Direct                   Net               5               6              7            8
    Losses Were       and       Ceded       (2 - 3)           Direct                         Direct
     Incurred       Assumed                                and Assumed        Ceded       and Assumed     Ceded
- ------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X     X X X X      X X X X               0               0             0            0
 2. 1984.....              0           0            0              0               0             0            0
 3. 1985.....              0           0            0              0               0             0            0
 4. 1986.....              0           0            0              0               0             0            0
 5. 1987.....              0           0            0              0               0             0            0
 6. 1988.....              0           0            0              0               0             0            0
 7. 1989.....              0           0            0              0               0             0            0
 8. 1990.....              0           0            0              0               0             0            0
 9. 1991.....              0           0            0              0               0             0            0
10. 1992.....              0           0            0              0               0             0            0
11. 1993.....          2,565       2,374          191              0               0             1            1
- -------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X     X X X X      X X X X               0               0             1            1



                            Loss and Loss Expense Payments
         1           ---------------------------------------------
       Years              9                10              11                12
     in Which                                                            Number of
   Premiums Were       Salvage        Unallocated        Total             Claims
    Earned and           and              Loss          Net Paid         Reported -
    Losses Were      Subrogation        Expense       (5 - 6 + 7         Direct and
     Incurred          Received         Payments       - 8 + 10)          Assumed
- --------------------------------------------------------------------------------------
 1. Prior ...             0                0                0          X X X X
 2. 1984.....             0                0                0                  0
 3. 1985.....             0                0                0                  0
 4. 1986.....             0                0                0                  0
 5. 1987.....             0                0                0                  0
 6. 1988.....             0                0                0                  0
 7. 1989.....             0                0                0                  0
 8. 1990.....             0                0                0                  0
 9. 1991.....             0                0                0                  0
10. 1992.....             0                0                0                  0
11. 1993.....             0               61               61                  4
- -------------------------------------------------------------------------------------
12. Totals ..             0               61               61           X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


         1                        Losses Unpaid                                      Allocated Loss Expenses Unpaid
       Years      -----------------------------------------------------    --------------------------------------------------
     in Which            Case Basis               Bulk & IBNR                       Case Basis                 Bulk & IBNR
   Premiums Were  ----------------------- -----------------------------    ------------------------    ----------------------
    Earned and         13         14           15               16              17             18           19            20
    Losses Were      Direct                  Direct                           Direct                      Direct
     Incurred     and Assumed   Ceded     and Assumed         Ceded        and Assumed       Ceded     and Assumed      Ceded
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior ...           0          0            0                0               0           0           0            0
 2. 1984.....           0          0            0                0               0           0           0            0
 3. 1985.....           0          0            0                0               0           0           0            0
 4. 1986.....           0          0            0                0               0           0           0            0
 5. 1987.....           0          0            0                0               0           0           0            0
 6. 1988.....           0          0            0                0               0           0           0            0
 7. 1989.....           0          0            0                0               0           0           0            0
 8. 1990.....           0          0            0                0               0           0           0            0
 9. 1991.....           0          0            0                0               0           0           0            0
10. 1992.....           0          0            0                0               0           0           0            0
11. 1993.....           6          5        1,379            1,270               1           1          69           64
- -----------------------------------------------------------------------------------------------------------------------
12. Totals ..           6          5        1,379            1,270               1           1          69           64


         1
       Years           21               22               23              24
     in Which                                                        Number of
   Premiums Were    Salvage        Unallocated         Total           Claims
    Earned and        and              Loss          Net Losses     Outstanding
    Losses Were   Subrogation        Expense        and Expenses     Direct and
     Incurred     Anticipated         Unpaid           Unpaid         Assumed
- -----------------------------------------------------------------------------
 1. Prior ...        0                    0                0            0
 2. 1984.....        0                    0                0            0
 3. 1985.....        0                    0                0            0
 4. 1986.....        0                    0                0            0
 5. 1987.....        0                    0                0            0
 6. 1988.....        0                    0                0            0
 7. 1989.....        0                    0                0            0
 8. 1990.....        0                    0                0            0
 9. 1991.....        0                    0                0            0
10. 1992.....        0                    0                0            0
11. 1993.....        0                    5              120            3
- -----------------------------------------------------------------------------
12. Totals ..        0                    5              120            3

         1
       Years               Total Losses and                      Loss and Loss Expense Percentage            Discount for Time
     in Which           Loss Expenses Incurred                      (Incurred/Premiums Earned)                Value of Money
   Premiums Were  ------------------------------------     -------------------------------------------     ----------------------
    Earned and         25         26           27               28              29             30           31            32
    Losses Were      Direct                                   Direct                                                     Loss
     Incurred     and Assumed   Ceded        Net *         and Assumed        Ceded           Net          Loss        Expense
- --------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       X X X X     X X X X      X X X X         X X X X          X X X X        X X X X         0           0
 2. 1984.....              0           0            0             0.0              0.0            0.0        0           0
 3. 1985.....              0           0            0             0.0              0.0            0.0        0           0
 4. 1986.....              0           0            0             0.0              0.0            0.0        0           0
 5. 1987.....              0           0            0             0.0              0.0            0.0        0           0
 6. 1988.....              0           0            0             0.0              0.0            0.0        0           0
 7. 1989.....              0           0            0             0.0              0.0            0.0        0           0
 8. 1990.....              0           0            0             0.0              0.0            0.0        0           0
 9. 1991.....              0           0            0             0.0              0.0            0.0        0           0
10. 1992.....              0           0            0             0.0              0.0            0.0        0           0
11. 1993.....          1,522       1,341          181            59.3             56.5           94.8        0           0
- --------------------------------------------------------------------------------------------------------------------------------
12. Totals ..       X X X X     X X X X      X X X X         X X X X          X X X X        X X X X         0           0



         1                33                  Net Balance Sheet Reserves
       Years                                        After Discount
     in Which                            ---------------------------------
   Premiums Were    Inter-Company          34                    35
    Earned and         Pooling
    Losses Were     Participation        Losses             Loss Expenses
     Incurred         Percentage         Unpaid                Unpaid
- --------------------------------------------------------------------------
 1. Prior ...          X X X X                0                  0
 2. 1984.....               0.0               0                  0
 3. 1985.....               0.0               0                  0
 4. 1986.....               0.0               0                  0
 5. 1987.....               0.0               0                  0
 6. 1988.....               0.0               0                  0
 7. 1989.....               0.0               0                  0
 8. 1990.....               0.0               0                  0
 9. 1991.....               0.0               0                  0
10. 1992.....               0.0               0                  0
11. 1993.....               0.0             110                 10
- --------------------------------------------------------------------------
12. Totals ..          X X X X              110                 10

*Net = (25 - 26) = (11 + 23)

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

       SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
                                    (000 Omitted)

       1                     Premiums Earned                            Loss and Loss Expense Payments
                    --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
   in Which                                                                                  Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X     X X X X      X X X X          0                 0            0            0
 2.  1984.....             0           0            0         0                 0            0            0
 3.  1985.....             0           0            0         0                 0            0            0
 4.  1986.....             0           0            0         0                 0            0            0
 5.  1987.....             0           0            0         0                 0            0            0
 6.  1988.....             0           0            0         0                 0            0            0
 7.  1989.....             0           0            0         0                 0            0            0
 8.  1990.....             0           0            0         0                 0            0            0
 9.  1991.....             0           0            0         0                 0            0            0
10.  1992.....             0           0            0         0                 0            0            0
11.  1993.....             0           0            0         0                 0            0            0
- ---------------------------------------------------------------------------------------------------------------
12.  Totals ..      X X X X     X X X X      X X X X          0                 0            0            0

                           Loss and Loss Expense Payments
       1            -----------------------------------------
     Years                9             10              11               12
   in Which                                                          Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments       - 8 + 10)         Assumed
- --------------------------------------------------------------------------------
 1.  Prior....          0                0             0          X X X X
 2.  1984.....          0                0             0                 0
 3.  1985.....          0                0             0                 0
 4.  1986.....          0                0             0                 0
 5.  1987.....          0                0             0                 0
 6.  1988.....          0                0             0                 0
 7.  1989.....          0                0             0                 0
 8.  1990.....          0                0             0                 0
 9.  1991.....          0                0             0                 0
10.  1992.....          0                0             0                 0
11.  1993.....          0                0             0                 0
- --------------------------------------------------------------------------------
12.  Totals ..          0                0             0          X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

      1
                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
    Years       --------------------------------------------------       --------------------------------------------------
  in Which              Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
Premiums Were   ---------------------    -------------------------       ---------------------       ----------------------
 Earned and          13           14          15              16              17           18             19            20
 Losses Were       Direct                   Direct                          Direct                      Direct
  Incurred      and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...       0              0         0                0                0             0            0             0
 2.  1984.....       0              0         0                0                0             0            0             0
 3.  1985.....       0              0         0                0                0             0            0             0
 4.  1986.....       0              0         0                0                0             0            0             0
 5.  1987.....       0              0         0                0                0             0            0             0
 6.  1988.....       0              0         0                0                0             0            0             0
 7.  1989.....       0              0         0                0                0             0            0             0
 8.  1990.....       0              0         0                0                0             0            0             0
 9.  1991.....       0              0         0                0                0             0            0             0
10.  1992.....       0              0         0                0                0             0            0             0
11.  1993.....       0              0         0                0                0             0            0             0
- ---------------------------------------------------------------------------------------------------------------------------
12.  Totals...       0              0         0                0                0             0            0             0


      1

    Years            21           22          23              24
  in Which                                                Number of
Premiums Were     Salvage    Unallocated    Total           Claims
 Earned and         and          Loss     Net Losses    Outstanding -
 Losses Were    Subrogation    Expenses  and Expenses     Direct and
  Incurred      Anticipated     Unpaid      Unpaid         Assumed
- ---------------------------------------------------------------------
 1.  Prior ...        0            0         0                  0
 2.  1984.....        0            0         0                  0
 3.  1985.....        0            0         0                  0
 4.  1986.....        0            0         0                  0
 5.  1987.....        0            0         0                  0
 6.  1988.....        0            0         0                  0
 7.  1989.....        0            0         0                  0
 8.  1990.....        0            0         0                  0
 9.  1991.....        0            0         0                  0
10.  1992.....        0            0         0                  0
11.  1993.....        0            0         0                  0
- ---------------------------------------------------------------------
12.  Totals...        0            0         0                  0

      1

    Years                   Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
  in Which              Loss Expenses Incurred                  (Incurred/Premiums Earned)                 Value of Money
Premiums Were  ----------------------------------       --------------------------------------         --------------------
 Earned and         25           26           27             28             29             30           31             32
 Losses Were      Direct                                   Direct                                                     Loss
  Incurred     and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...    X X X X     X X X X      X X X X        X X X X        X X X X        X X X X         0              0
 2.  1984.....           0           0            0             0.0            0.0            0.0       0              0
 3.  1985.....           0           0            0             0.0            0.0            0.0       0              0
 4.  1986.....           0           0            0             0.0            0.0            0.0       0              0
 5.  1987.....           0           0            0             0.0            0.0            0.0       0              0
 6.  1988.....           0           0            0             0.0            0.0            0.0       0              0
 7.  1989.....           0           0            0             0.0            0.0            0.0       0              0
 8.  1990.....           0           0            0             0.0            0.0            0.0       0              0
 9.  1991.....           0           0            0             0.0            0.0            0.0       0              0
10.  1992.....           0           0            0             0.0            0.0            0.0       0              0
11.  1993.....           0           0            0             0.0            0.0            0.0       0              0
- ---------------------------------------------------------------------------------------------------------------------------
12.  Totals ..    X X X X     X X X X      X X X X        X X X X        X X X X        X X X X         0              0

                                     Net Balance Sheet Reserves
                                           After Discount
                           33        ---------------------------
                     Inter-Company       34              35
                        Pooling                         Loss
                     Participation     Losses         Expenses
                       Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior ...         X X X X           0              0
 2.  1984.....               0.0         0              0
 3.  1985.....               0.0         0              0
 4.  1986.....               0.0         0              0
 5.  1987.....               0.0         0              0
 6.  1988.....               0.0         0              0
 7.  1989.....               0.0         0              0
 8.  1990.....               0.0         0              0
 9.  1991.....               0.0         0              0
10.  1992.....               0.0         0              0
11.  1993.....               0.0         0              0
- ----------------------------------------------------------------
12.  Totals ..          X X X X          0              0

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                       ................................
                                    (Name)

                            SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                                              EARTHQUAKE, GLASS, BURGLARY AND THEFT)
                                                           (000 omitted)


       1                     Premiums Earned                            Loss and Loss Expense Payments
                    --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
     Which                                                                                   Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X     X X X X      X X X X               0              0              0          0
 2.  1992.....             0           0            0              0              0              0          0
 3.  1993.....         1,110       1,083           27             90             88              7          7
- ---------------------------------------------------------------------------------------------------------------
 4.    Totals ..    X X X X     X X X X      X X X X              90             88              7          7

       1                   Loss and Loss Expense Payments
                    -----------------------------------------
     Years                9             10              11               12
     Which                                                           Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments       - 8 + 10)         Assumed
- --------------------------------------------------------------------------------
 1.  Prior ...              0              0                0        X X X X
 2.  1992.....              0              0                0        X X X X
 3.  1993.....              0             17               19        X X X X
- -------------------------------------------------------------------------------
 4.  Totals ..              0             17               19        X X X X

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

       1
                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
     Years      --------------------------------------------------       --------------------------------------------------
     Which              Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
 Premiums Were  ---------------------    -------------------------       ---------------------       ----------------------
  Earned and         13           14          15              16              17           18             19            20
  Losses Were      Direct                   Direct                          Direct                      Direct
   Incurred     and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...           0            0           0               0               0         0            0            0
 2.  1992.....           0            0           0               0               0         0            0            0
 3.  1993.....         314          307         332             325               9         9           16           16
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals ..         314          307         332             325               9         9           16           16

       1

     Years           21           22          23              24
     Which                                                Number of
 Premiums Were    Salvage    Unallocated    Total           Claims
  Earned and        and          Loss     Net Losses    Outstanding -
  Losses Were   Subrogation    Expenses  and Expenses     Direct and
   Incurred     Anticipated     Unpaid      Unpaid         Assumed
- ---------------------------------------------------------------------
 1.  Prior ...     0                0             0           0
 2.  1992.....     0                0             0           0
 3.  1993.....     0                0            14          12
- ---------------------------------------------------------------------
 4.  Totals ..     0                0            14          12

       1

     Years                  Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
     Which              Loss Expenses Incurred                  (Incurred/Premiums Earned)                 Value of Money
 Premiums Were ----------------------------------       --------------------------------------         --------------------
  Earned and        25           26           27             28             29             30           31             32
  Losses Were     Direct                                   Direct                                                     Loss
   Incurred    and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X        0            0
 2.  1992.....             0           0            0            0.0            0.0            0.0       0            0
 3.  1993.....           785         752           33           70.7           69.4          122.2       0            0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X        0            0

       1
                                     Net Balance Sheet Reserves
     Years                                 After Discount
     Which                 33        --------------------------
 Premiums Were       Inter-Company       34              35
  Earned and            Pooling                         Loss
  Losses Were        Participation     Losses         Expenses
   Incurred            Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior ...       X X X X                  0            0
 2.  1992.....             0.0                0            0
 3.  1993.....             0.0               14            0
- ----------------------------------------------------------------
 4.  Totals ..       X X X X                 14            0

*Net = (25 - 26) = (11 + 23)


                  SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE
                                 (000 omitted)


                             Premiums Earned                            Loss and Loss Expense Payments
       1            --------------------------------       ----------------------------------------------------
     Years             2            3           4                 Loss Payments               Allocated Loss
     Which                                                                                   Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X    X X X X       X X X X          0               0              0             0
 2.  1992.....             0          0             0         0               0              0             0
 3.  1993.....           976        868           108       419             372              0             0
- -----------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X    X X X X       X X X X        419             372              0             0

       1                   Loss and Loss Expense Payments
                    -----------------------------------------
     Years                9             10              11               12
     Which                                                           Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments       - 8 + 10)         Assumed
- --------------------------------------------------------------------------------
 1.  Prior....            0             0                0            X X X X
 2.  1992.....            0             0                0                   0
 3.  1993.....            1            29               76                 137
 -------------------------------------------------------------------------------
 4.  Totals...            1            29               76             X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

       1
                                Losses Unpaid                                        Allocated Loss Expenses Unpaid
     Years      --------------------------------------------------       --------------------------------------------------
     Which              Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
 Premiums Were  ---------------------    -------------------------       ---------------------       ----------------------
  Earned and         13           14          15              16              17           18             19            20
  Losses Were      Direct                   Direct                          Direct                      Direct
   Incurred     and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....        0          0               0           0             0               0              0             0
 2.  1992.....        0          0               0           0             0               0              0             0
 3.  1993.....      161        143             186         166             0               0              9             8
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...      161        143             186         166             0               0              9             8

       1
     Years                   21              22            23                  24
     Which                                                                 Number of
 Premiums Were            Salvage       Unallocated      Total               Claims
  Earned and                and             Loss       Net Losses         Outstanding
  Losses Were           Subrogation       Expense     and Expenses         Direct and
   Incurred             Anticipated        Unpaid        Unpaid             Assumed
- ---------------------------------------------------------------------------------------
 1.  Prior....                 0            0               0                   0
 2.  1992.....                 0            0               0                   0
 3.  1993.....                 0            1              40                  51
- ---------------------------------------------------------------------------------------
 4.  Totals...                 0            1              40                  51

       1

     Years                  Total Losses and                 Loss and Loss Expense Percentage            Discount for Time
     Which              Loss Expenses Incurred                  (Incurred/Premiums Earned)                 Value of Money
 Premiums Were ----------------------------------       --------------------------------------         --------------------
  Earned and        25           26           27             28             29             30           31             32
  Losses Were     Direct                                   Direct                                                     Loss
   Incurred    and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X   X X X X        X X X X          X X X X      X X X X        X X X X        0            0
 2.  1992.....             0          0             0              0.0           0.0           0.0       0            0
 3.  1993.....           805        689           116             82.5          79.4         107.4       0            0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X    X X X X       X X X X          X X X X      X X X X        X X X X        0            0

       1                             Net Balance Sheet Reserves
                                           After Discount
     Years                           ---------------------------
     Which                 33
 Premiums Were       Inter-Company       34              35
  Earned and            Pooling                         Loss
  Losses Were        Participation     Losses         Expenses
   Incurred            Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior ...       X X X X               0             0
 2.  1992.....             0.0             0             0
 3.  1993.....             0.0            38             2
- ----------------------------------------------------------------
 4.  Totals ..       X X X X              38             2

*Net = (25 - 26) = (11 + 23)

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
                                 (000 Omitted)

       1                     Premiums Earned                            Loss and Loss Expense Payments
                    --------------------------------       ----------------------------------------------------
    Years              2            3           4                 Loss Payments               Allocated Loss
    Which                                                                                    Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior ...      X X X X     X X X X      X X X X             0               0               0             0
 2.  1992.....              0           0            0           0               0               0             0
 3.  1993.....              0           0            0           0               0               0             0
- ----------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X     X X X X      X X X X             0               0               0             0

                           Loss and Loss Expense Payments
       1            -----------------------------------------
    Years                 9            10              11               12
    Which                                                           Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments        - 8 + 10)         Assumed
- ------------------------------------------------------------------------------
 1.  Prior....           0            0                0             X X X X
 2.  1992.....           0            0                0             X X X X
 3.  1993.....           0            0                0             X X X X
- ------------------------------------------------------------------------------
 4.  Totals...           0            0                0             X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


       1                        Losses Unpaid                                        Allocated Loss Expenses Unpaid
     Years      --------------------------------------------------       --------------------------------------------------
     Which              Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
 Premiums Were  ---------------------    -------------------------       ---------------------       ----------------------
  Earned and         13           14          15              16              17           18             19            20
  Losses Were      Direct                   Direct                          Direct                      Direct
   Incurred     and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....         0          0          0               0              0              0             0             0
 2.  1992.....         0          0          0               0              0              0             0             0
 3.  1993.....         0          0          0               0              0              0             0             0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...         0          0          0               0              0              0             0             0


      1
    Years            21           22          23              24
    Which                                                 Number of
 Premiums Were    Salvage    Unallocated    Total          Claims
  Earned and        and          Loss     Net Losses     Outstanding -
  Losses Were   Subrogation    Expenses  and Expenses     Direct and
   Incurred     Anticipated     Unpaid      Unpaid         Assumed
- ---------------------------------------------------------------------
 1.  Prior....      0             0          0                0
 2.  1992.....      0             0          0                0
 3.  1993.....      0             0          0                0
- ---------------------------------------------------------------------
 4.  Totals...      0             0          0                0

      1
    Years               Total Losses and                     Loss and Loss Expense Percentage              Discount for Time
    Which            Loss Expenses Incurred                      (Incurred/Premiums Earned)                  Value of Money
 Premiums Were ----------------------------------          --------------------------------------         --------------------
  Earned and        25           26           27                28             29             30           31             32
  Losses Were     Direct                                      Direct                                                     Loss
   Incurred    and Assumed     Ceded        Net *          and Assumed       Ceded           Net          Loss         Expense
- -------------------------------------------------------------------------------------------------------------------------------
 1.  Prior....    X X X X     X X X X      X X X X         X X X X         X X X X        X X X X           0             0
 2.  1992.....            0           0            0             0.0             0.0            0.0         0             0
 3.  1993.....            0           0            0             0.0             0.0            0.0         0             0
- -------------------------------------------------------------------------------------------------------------------------------
 4.  Totals...      X X X X     X X X X      X X X X         X X X X         X X X X        X X X X         0             0

      1                              Net Balance Sheet Reserves
    Years                                  After Discount
    Which                  33        ---------------------------
 Premiums Were       Inter-Company         34              35
  Earned and            Pooling                          Loss
  Losses Were        Participation       Losses         Expenses
   Incurred            Percentage        Unpaid          Unpaid
- -------------------------------------------------------------------
 1.  Prior....         X X X X              0             0
 2.  1992.....               0.0            0             0
 3.  1993.....               0.0            0             0
- -------------------------------------------------------------------
 4.  Totals...         X X X X              0             0

*Net = (25 - 26) = (11 + 23)

      SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH
                                 (000 Omitted)

                             Premiums Earned                            Loss and Loss Expense Payments
      1             --------------------------------       ----------------------------------------------------
    Years              2            3           4                 Loss Payments               Allocated Loss
    Which                                                                                    Expense Payments
 Premiums Were                                             -------------------------    -----------------------
  Earned and         Direct                    Net              5               6            7              8
  Losses Were         and         Ceded      (2 - 3)          Direct                       Direct
   Incurred         Assumed                                and Assumed        Ceded     and Assumed       Ceded
- ---------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X      X X X X         X X X X        0               0            0             0
 2.  1992.....              0            0               0      0               0            0             0
 3.  1993.....              0            0               0      0               0            0             0
- ---------------------------------------------------------------------------------------------------------------
 4.  Totals ..      X X X X      X X X X         X X X X        0               0            0             0

                           Loss and Loss Expense Payments
      1             -----------------------------------------
    Years                 9             10            11                 12
    Which                                                            Number of
 Premiums Were        Salvage     Unallocated        Total            Claims
  Earned and            and           Loss          Net Paid        Reported -
  Losses Were       Subrogation     Expense        (5 - 6 + 7       Direct and
   Incurred           Received      Payments        - 8 + 10)         Assumed
- -----------------------------------------------------------------------------------
 1.  Prior ...         0                 0               0           X X X X
 2.  1992.....         0                 0               0           X X X X
 3.  1993.....         0                 0               0           X X X X
- -----------------------------------------------------------------------------------
 4.  Totals ..         0                 0               0           X X X X

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


      1                         Losses Unpaid                                        Allocated Loss Expenses Unpaid
    Years       --------------------------------------------------       --------------------------------------------------
    Which               Case Basis               Bulk + IBNR                    Case Basis                  Bulk + IBNR
 Premiums Were  ---------------------    -------------------------       ---------------------       ----------------------
  Earned and         13           14          15              16              17           18             19            20
  Losses Were      Direct                   Direct                          Direct                      Direct
   Incurred     and Assumed     Ceded    and Assumed        Ceded        and Assumed     Ceded       and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....       0            0          0               0                0            0              0             0
 2.  1992.....       0            0          0               0                0            0              0             0
 3.  1993.....       0            0          0               0                0            0              0             0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...       0            0          0               0                0            0              0             0


      1
    Years             21           22            23            24
    Which                                                   Number of
 Premiums Were     Salvage    Unallocated       Total        Claims
  Earned and         and          Loss        Net Losses   Outstanding -
  Losses Were    Subrogation    Expense     and Expenses  Direct and
   Incurred      Anticipated    Payment        Unpaid       Assumed
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....       0            0              0            0
 2.  1992.....       0            0              0            0
 3.  1993.....       0            0              0            0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...       0            0              0            0


     1
   Years               Total Losses and                    Loss and Loss Expense Percentage            Discount for Time
   Which            Loss Expenses Incurred                    (Incurred/Premiums Earned)                 Value of Money
Premiums Were  ----------------------------------       --------------------------------------         --------------------
 Earned and         25           26           27             28             29             30           31             32
 Losses Were      Direct                                   Direct                                                     Loss
  Incurred     and Assumed     Ceded        Net *       and Assumed       Ceded           Net          Loss         Expense
- ---------------------------------------------------------------------------------------------------------------------------
 1.  Prior....      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X        0            0
 2.  1992.....              0           0            0        0.0            0.0            0.0          0            0
 3.  1993.....              0           0            0        0.0            0.0            0.0          0            0
- ---------------------------------------------------------------------------------------------------------------------------
 4.  Totals...      X X X X     X X X X      X X X X        X X X X        X X X X        X X X X        0            0

*Net = (25 - 26) = (11 + 23)

      1                              Net Balance Sheet Reserves
    Years                                  After Discount
    Which                  33        ---------------------------
 Premiums Were       Inter-Company       34              35
  Earned and            Pooling                         Loss
  Losses Were        Participation     Losses         Expenses
   Incurred            Percentage      Unpaid          Unpaid
- ----------------------------------------------------------------
 1.  Prior....          X X X X         0              0
 2.  1992.....                0.0       0              0
 3.  1993.....                0.0       0              0
- ----------------------------------------------------------------
 4.    Totals...        X X X X         0              0

*Net = (25 - 26) = (11 + 23)

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

                      SCHEDULE P - PART 1M - INTERNATIONAL

                                 (000 omitted)

                          Premiums Earned                        Loss and Loss Expense Payments
                   ---------------------------      ----------------------------------------------------------
                                                                             Allocated Loss
       1                                              Loss Payments         Expense Payments
     Years                                          ---------------         ----------------
    in Which                                                                                            9
 Premiums Were        2         3          4           5         6           7             8         Salvage
   Earned and      Direct                           Direct                                             and
  Losses Were        and                  Net         and                  Direct                  Subrogation
    Incurred       Assumed    Ceded     (2 - 3)     Assumed    Ceded     and Assumed     Ceded      Received
- --------------------------------------------------------------------------------------------------------------
 1. Prior. . . .  X X X X   X X X X    X X X X      0          0          0             0            0
 2. 1984 . . . .         0         0          0     0          0          0             0            0
 3. 1985 . . . .         0         0          0     0          0          0             0            0
 4. 1986 . . . .         0         0          0     0          0          0             0            0
 5. 1987 . . . .         0         0          0     0          0          0             0            0
 6. 1988 . . . .         0         0          0     0          0          0             0            0
 7. 1989 . . . .         0         0          0     0          0          0             0            0
 8. 1990 . . . .         0         0          0     0          0          0             0            0
 9. 1991 . . . .         0         0          0     0          0          0             0            0
10. 1992 . . . .         0         0          0     0          0          0             0            0
11. 1993 . . . .         0         0          0     0          0          0             0            0
- --------------------------------------------------------------------------------------------------------------
12. Totals . . .  X X X X   X X X X    X X X X      0          0          0             0            0

                          Loss and Loss
       1                Expense Payments
     Years         --------------------------          12
    in Which           10             11          Number of
 Premiums Were     Unallocated       Total         Claims
   Earned and          Loss         Net Paid      Reported -
  Losses Were        Expense      (5 - 6 + 7      Direct and
    Incurred         Payments       - 8 + 10)      Assumed
- ------------------------------------------------------------
 1. 1984 . . . .   0              0                 X X X X
 2. 1984 . . . .   0              0                 X X X X
 3. 1985 . . . .   0              0                 X X X X
 4. 1986 . . . .   0              0                 X X X X
 5. 1987 . . . .   0              0                 X X X X
 6. 1988 . . . .   0              0                 X X X X
 7. 1989 . . . .   0              0                 X X X X
 8. 1990 . . . .   0              0                 X X X X
 9. 1991 . . . .   0              0                 X X X X
10. 1992 . . . .   0              0                 X X X X
11. 1993 . . . .   0              0                 X X X X
- ------------------------------------------------------------
12. Totals . . .   0              0                 X X X X

     Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                                        Losses Unpaid                               Allocated Loss Expenses Unpaid
       1                 ---------------------------------------------    --------------------------------------------------
     Years
    in Which                 Case Basis               Bulk & IBNR                 Case Basis                Bulk & IBNR
 Premiums Were       -----------------------   -----------------------    ---------------------     ------------------------
   Earned and            13            14          15            16           17            18           19            20
  Losses Were          Direct                    Direct                     Direct                     Direct
    Incurred         and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior. . . .          0             0           0             0         0               0          0               0
 2. 1984 . . . .          0             0           0             0         0               0          0               0
 3. 1985 . . . .          0             0           0             0         0               0          0               0
 4. 1986 . . . .          0             0           0             0         0               0          0               0
 5. 1987 . . . .          0             0           0             0         0               0          0               0
 6. 1988 . . . .          0             0           0             0         0               0          0               0
 8. 1990 . . . .          0             0           0             0         0               0          0               0
 9. 1991 . . . .          0             0           0             0         0               0          0               0
10. 1992 . . . .          0             0           0             0         0               0          0               0
11. 1993 . . . .          0             0           0             0         0               0          0               0
- ---------------------------------------------------------------------------------------------------------------------------
12. Totals . . .          0             0           0             0         0               0          0               0

       1
     Years                 21              22              23             24
    in Which                                                           Number of
 Premiums Were           Salvage       Unallocated       Total          Claims
   Earned and              and            Loss         Net Losses     Outstanding-
  Losses Were          Subrogation      Expenses      and Expenses      Direct
    Incurred           Anticipated       Unpaid          Unpaid       and Assumed
- ----------------------------------------------------------------------------------
 1.  Prior. . . .         0              0                   0           0
 2.  1984 . . . .         0              0                   0           0
 3.  1985 . . . .         0              0                   0           0
 4.  1986 . . . .         0              0                   0           0
 5.  1987 . . . .         0              0                   0           0
 6.  1988 . . . .         0              0                   0           0
 7.  1989 . . . .         0              0                   0           0
 8.  1990 . . . .         0              0                   0           0
 9.  1991 . . . .         0              0                   0           0
10.  1992 . . . .         0              0                   0           0
11.  1993 . . . .         0              0                   0           0
- ----------------------------------------------------------------------------------
12.  Totals . . .         0              0                   0           0

       1
     Years              Total Losses and          Loss and Loss Expense Percentage    Discount for Time
    in Which         Loss Expenses Incurred          (Incurred/Premiums Earned)        Value of Money
 Premiums Were    ----------------------------    -------------------------------     -----------------
   Earned and          25         26       27         28          29         30        31         32
  Losses Were        Direct                         Direct                                       Loss
    Incurred      and Assumed    Ceded    Net*    and Assumed    Ceded      Net       Loss      Expense
- -------------------------------------------------------------------------------------------------------
 1. Prior. . . .   X X X X    X X X X   X X X X   X X X X      X X X X    X X X X      0         0
 2. 1984 . . . .          0          0         0       0.0          0.0        0.0     0         0
 3. 1985 . . . .          0          0         0       0.0          0.0        0.0     0         0
 4. 1986 . . . .          0          0         0       0.0          0.0        0.0     0         0
 5. 1987 . . . .          0          0         0       0.0          0.0        0.0     0         0
 6. 1988 . . . .          0          0         0       0.0          0.0        0.0     0         0
 7. 1989 . . . .          0          0         0       0.0          0.0        0.0     0         0
 8. 1990 . . . .          0          0         0       0.0          0.0        0.0     0         0
 9. 1991 . . . .          0          0         0       0.0          0.0        0.0     0         0
10. 1992 . . . .          0          0         0       0.0          0.0        0.0     0         0
11. 1993 . . . .          0          0         0       0.0          0.0        0.0     0         0
- -------------------------------------------------------------------------------------------------------
12. Totals . . .   X X X X    X X X X   X X X X   X X X X      X X X X    X X X X      0         0


                                  Net Balance Sheet Reserves
       1                                 After Discount
     Years                        -------------------------
    in Which           33             34             35
 Premiums Were    Inter-Company
   Earned and        Pooling                         Loss
  Losses Were     Participation      Losses        Expenses
    Incurred        Percentage       Unpaid         Unpaid
- ------------------------------------------------------------
 1. Prior. . . .   X X X X                0           0
 2. 1984 . . . .        0.0               0           0
 3. 1985 . . . .        0.0               0           0
 4. 1986 . . . .        0.0               0           0
 5. 1987 . . . .        0.0               0           0
 6. 1988 . . . .        0.0               0           0
 7. 1989 . . . .        0.0               0           0
 8. 1990 . . . .        0.0               0           0
 9. 1991 . . . .        0.0               0           0
10. 1992 . . . .        0.0               0           0
11. 1993 . . . .        0.0               0           0
- ------------------------------------------------------------
12. Totals . . .   X X X X                0           0

*Net = (25-26) = (11+23)

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

                      SCHEDULE P - PART 1N - REINSURANCE A
                                 (000 omitted)

                         Premiums Earned                               Loss and Loss Expense Payments
                     ----------------------------                   ------------------------------------
      1                                                 Loss Payments                Allocated Loss
    Years                                               -------------               Expense Payments
    Which                                                                         ----------------       9
Premiums Were        2         3          4             5           6                                   Salvage
  Earned and      Direct                                                         7            8           and
 Losses Were        and                  Net         Direct                   Direct                  Subrogation
   Incurred       Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded      Received
 ----------------------------------------------------------------------------------------------------------------
1. 1988 . . . .         0         0           0             0          0            0            0             0
2. 1989 . . . .         0         0           0             0          0            0            0             0
3. 1990 . . . .         0         0           0             0          0            0            0             0
4. 1991 . . . .         0         0           0             0          0            0            0             0
5. 1992 . . . .         0         0           0             0          0            0            0             0
6. 1993 . . . .         0         0           0             0          0            0            0             0
- -----------------------------------------------------------------------------------------------------------------
7. Totals . . .  X X X X   X X X X     X X X X              0          0            0            0             0

           Loss and Loss Expense Payments
    1    -----------------------------------
  Years               10             11             12
  Which                                          Number of
Premiums Were    Unallocated       Total          Claims
 Earned and         Loss         Net Paid        Reported -
Losses Were        Expense      (5 - 6 + 7      Direct and
 Incurred         Payments        - 8 + 10)      Assumed
- ----------------------------------------------------------
1. 1988 . . . .          0                0       X X X X
2. 1989 . . . .          0                0       X X X X
3. 1990 . . . .          0                0       X X X X
4. 1991 . . . .          0                0       X X X X
5. 1992 . . . .          0                0       X X X X
6. 1993 . . . .          0                0       X X X X
- ----------------------------------------------------------
7. Totals . . .          0                0       X X X X

NOTE: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

      1                                Losses Unpaid                                Allocated Loss Expenses Unpaid
    Years                   ------------------------------------                 -------------------------------------
    Which                   Case Basis               Bulk & IBNR                 Case Basis                Bulk & IBNR
Premiums Were               ----------               -----------                 ----------                -----------
  Earned and            13            14          15            16           17            18           19            20
 Losses Were          Direct                    Direct                     Direct                     Direct
   Incurred         and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------
1.  1988 . . . .              0          0             0           0               0          0               0          0
2.  1989 . . . .              0          0             0           0               0          0               0          0
3.  1990 . . . .              0          0             0           0               0          0               0          0
4.  1991 . . . .              0          0             0           0               0          0               0          0
5.  1992 . . . .              0          0             0           0               0          0               0          0
6.  1993 . . . .              0          0             0           0               0          0               0          0
- ---------------------------------------------------------------------------------------------------------------------------
7.  Totals . . .              0          0             0           0               0          0               0          0

      1
    Years               21              22              23             24
    Which                                                           Number of
Premiums Were         Salvage       Unallocated       Total          Claims
  Earned and            and            Loss         Net Losses     Outstanding-
 Losses Were        Subrogation      Expense       and Expenses      Direct
   Incurred         Anticipated       Unpaid          Unpaid       and Assumed
- ------------------------------------------------------------------------------
1.  1988 . . . .              0             0                 0      X X X X
2.  1989 . . . .              0             0                 0      X X X X
3.  1990 . . . .              0             0                 0      X X X X
4.  1991 . . . .              0             0                 0      X X X X
5.  1992 . . . .              0             0                 0      X X X X
6.  1993 . . . .              0             0                 0      X X X X
- -----------------------------------------------------------------------------
7.  Totals . . .              0             0                 0      X X X X

      1
    Years                 Total Losses and            Loss and Loss Expense Percentage    Discount for Time
    Which              Loss Expenses Incurred            (Incurred/Premiums Earned)        Value of Money
Premiums Were     ------------------------------     --------------------------------    -------------------
  Earned and           25          26         27          28          29         30        31         32
 Losses Were         Direct                             Direct                                       Loss
   Incurred       and Assumed     Ceded      Net*     and Assumed    Ceded      Net       Loss      Expense
- ------------------------------------------------------------------------------------------------------------
1. 1988 . . . .         0            0         0          0.0          0.0       0.0         0          0
2. 1989 . . . .         0            0         0          0.0          0.0       0.0         0          0
3. 1990 . . . .         0            0         0          0.0          0.0       0.0         0          0
4. 1991 . . . .         0            0         0          0.0          0.0       0.0         0          0
5. 1992 . . . .         0            0         0          0.0          0.0       0.0         0          0
6. 1993 . . . .         0            0         0          0.0          0.0       0.0         0          0
- ------------------------------------------------------------------------------------------------------------
7. Total  . . .  X X X X      X X X X   X X X X      X X X X      X X X X   X X X X          0          0

                             Net Balance Sheet Reserves
      1                            After Discount
    Years                    -------------------------
    Which            33              34            35
Premiums Were  Inter-Company
  Earned and      Pooling                         Loss
 Losses Were   Participation       Losses       Expenses
   Incurred      Percentage        Unpaid        Unpaid
- ----------------------------------------------------------
1. 1988 . . . .       0.0               0              0
2. 1989 . . . .       0.0               0              0
3. 1990 . . . .       0.0               0              0
4. 1991 . . . .       0.0               0              0
5. 1992 . . . .       0.0               0              0
6. 1993 . . . .       0.0               0              0
- ----------------------------------------------------------
7. Total  . . .      XXXX               0              0

*Net = (25-26) = (11+23)

                     SCHEDULE P - PART 10 - REINSURANCE B
                                 (000 omitted)

                         Premiums Earned                                   Loss and Loss Expense Payments
                    --------------------------------------        -----------------------------------------------
      1                                                 Loss Payments          Allocated Loss
    Years                                               -------------         Expense Payments
    Which                                                                   -------------------            9
Premiums Were        2         3         4                                                              Salvage
  Earned and      Direct                                5           6            7            8           and
 Losses Were        and                  Net         Direct                   Direct                  Subrogation
   Incurred       Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded      Received
- -----------------------------------------------------------------------------------------------------------------
1. 1988 . . . .         0         0          0             0          0             0           0             0
2. 1989 . . . .         0         0          0             0          0             0           0             0
3. 1990 . . . .         0         0          0             0          0             0           0             0
4. 1991 . . . .         0         0          0             0          0             0           0             0
5. 1992 . . . .         0         0          0             0          0             0           0             0
6. 1993 . . . .         0         0          0             0          0             0           0             0
- -----------------------------------------------------------------------------------------------------------------
7. Totals . . .  X X X X   X X X X    X X X X              0          0             0           0             0

                 Loss and Loss Expense Payments
      1         --------------------------------
    Years                10             11             12
    Which                                           Number of
Premiums Were        Unallocated       Total          Claims
 Earned and              Loss         Net Paid      Reported -
Losses Were            Expense      (5 - 6 + 7      Direct and
  Incurred             Payments       - 8 + 10)       Assumed
- --------------------------------------------------------------
1. 1988 . . . .              0              0         X X X X
2. 1989 . . . .              0              0         X X X X
3. 1990 . . . .              0              0         X X X X
4. 1991 . . . .              0              0         X X X X
5. 1992 . . . .              0              0         X X X X
6. 1993 . . . .              0              0         X X X X
- --------------------------------------------------------------
7. Totals . . .              0              0         X X X X

     Note: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

      1                                Losses Unpaid                          Allocated Loss Expenses Unpaid
    Years                    ---------------------------------        -------------------------------------------------
    Which                   Case Basis               Bulk & IBNR                 Case Basis                Bulk & IBNR
Premiums Were               ----------               -----------                 ----------                -----------
  Earned and            13            14          15            16           17            18           19            20
 Losses Were          Direct                    Direct                     Direct                     Direct
   Incurred         and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
- --------------------------------------------------------------------------------------------------------------------------
1.  1988 . . . .            0            0            0            0             0            0             0           0
2.  1989 . . . .            0            0            0            0             0            0             0           0
3.  1990 . . . .            0            0            0            0             0            0             0           0
4.  1991 . . . .            0            0            0            0             0            0             0           0
5.  1992 . . . .            0            0            0            0             0            0             0           0
6.  1993 . . . .            0            0            0            0             0            0             0           0
- --------------------------------------------------------------------------------------------------------------------------
7.  Totals . . .            0            0            0            0             0            0             0           0

      1
    Years                                                               24
    Which                21             22              23          Number of
Premiums Were         Salvage       Unallocated       Total          Claims
  Earned and            and            Loss         Net Losses     Outstanding -
 Losses Were         Subrogation     Expense       and Expenses      Direct
   Incurred          Anticipated      Unpaid          Unpaid       and Assumed
- ------------------------------------------------------------------------------
1.  1988 . . . .            0               0             0          X X X X
2.  1989 . . . .            0               0             0          X X X X
3.  1990 . . . .            0               0             0          X X X X
4.  1991 . . . .            0               0             0          X X X X
5.  1992 . . . .            0               0             0          X X X X
6.  1993 . . . .            0               0             0          X X X X
- ------------------------------------------------------------------------------
7.  Totals . . .            0               0             0          X X X X

      1
    Years               Total Losses and            Loss and Loss Expense Percentage    Discount for Time
    Which            Loss Expenses Incurred            (Incurred/Premiums Earned)        Value of Money
Premiums Were     ---------------------------       ---------------------------------  -------------------
  Earned and         25          26         27          28          29         30        31         32
 Losses Were       Direct                             Direct                                       Loss
   Incurred     and Assumed     Ceded      Net*     and Assumed    Ceded      Net       Loss      Expense
- -----------------------------------------------------------------------------------------------------------
1. 1988 . . . .         0             0         0          0.0        0.0       0.0          0          0
2. 1989 . . . .         0             0         0          0.0        0.0       0.0          0          0
3. 1990 . . . .         0             0         0          0.0        0.0       0.0          0          0
4. 1991 . . . .         0             0         0          0.0        0.0       0.0          0          0
5. 1992 . . . .         0             0         0          0.0        0.0       0.0          0          0
6. 1993 . . . .         0             0         0          0.0        0.0       0.0          0          0
- -----------------------------------------------------------------------------------------------------------
7. Totals . . .   X X X X       X X X X   X X X X      X X X X    X X X X   X X X X          0          0

                                Net Balance Sheet Reserves
      1                               After Discount
    Years                       --------------------------
    Which            33
Premiums Were  Inter-Company         34            35
  Earned and      Pooling                         Loss
 Losses Were   Participation       Losses       Expenses
   Incurred      Percentage        Unpaid        Unpaid
- --------------------------------------------------------
1. 1988 . . . .       0.0               0             0
2. 1989 . . . .       0.0               0             0
3. 1990 . . . .       0.0               0             0
4. 1991 . . . .       0.0               0             0
5. 1992 . . . .       0.0               0             0
6. 1993 . . . .       0.0               0             0
- --------------------------------------------------------
7. Totals . . .   X X X X               0             0

*Net = (25 - 26) = (11 + 23)

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

                      SCHEDULE P - PART 1P - REINSURANCE C
                                 (000 omitted)

         1                                                                        Loss and Loss
                                                                                 Expense Payments
                                Premiums Earned           ---------------------------------------------------------------
      Years              ----------------------------          Loss Payments         Allocated Loss
      Which                  2         3          4       --------------------      Expense Payments            9
   Premiums Were                                                                   ---------------------      Salvage
    Earned and            Direct                               5           6           7            8           and
   Losses Were             and                  Net         Direct                   Direct                 Subrogation
    Incurred             Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded      Received
- -------------------------------------------------------------------------------------------------------------------------
1. 1988 . . . .                0        0           0             0          0            0            0            0
2. 1989 . . . .                0        0           0             0          0            0            0            0
3. 1990 . . . .                0        0           0             0          0            0            0            0
4. 1991 . . . .                0        0           0             0          0            0            0            0
5. 1992 . . . .                0        0           0             0          0            0            0            0
6. 1993 . . . .                0        0           0             0          0            0            0            0
- ------------------------------------------------------------------------------------------------------------------------
7. Totals . . .         X X X X  X X X X     X X X X              0          0            0            0            0

                                      Loss and Loss
                                     Expense Payments
                         -------------------------------------------
       1                      10             11             12
     Years
     Which                                               Number of
  Premiums Were          Unallocated       Total          Claims
    Earned and               Loss         Net Paid       Reported -
   Losses Were              Expense       (5 - 6 + 7     Direct and
    Incurred                Payments      -  8 + 10)       Assumed
- --------------------------------------------------------------------
1.  1988 . . . .                 0              0          X X X X
2.  1989 . . . .                 0              0          X X X X
3.  1990 . . . .                 0              0          X X X X
4.  1991 . . . .                 0              0          X X X X
5.  1992 . . . .                 0              0          X X X X
6.  1993 . . . .                 0              0          X X X X
- --------------------------------------------------------------------
7.  Totals . . .                 0              0          X X X X

     Note: Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


       1                                     Losses Unpaid                              Allocated Loss Expenses Unpaid
     Years                ------------------------------------------------     -------------------------------------------------
     Which                        Case Basis               Bulk & IBNR               Case Basis                Bulk & IBNR
 Premiums Were            ----------------------    ----------------------     ----------------------     ----------------------
   Earned and                 13            14          15            16           17            18           19            20
  Losses Were               Direct                    Direct                     Direct                     Direct
   Incurred               and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
- ---------------------------------------------------------------------------------------------------------------------------------
1.  1988 . . . .                 0            0             0          0             0             0            0             0
2.  1989 . . . .                 0            0             0          0             0             0            0             0
3.  1990 . . . .                 0            0             0          0             0             0            0             0
4.  1991 . . . .                 0            0             0          0             0             0            0             0
5.  1992 . . . .                 0            0             0          0             0             0            0             0
6.  1993 . . . .                 0            0             0          0             0             0            0             0
- ---------------------------------------------------------------------------------------------------------------------------------
7.  Totals . . .                 0            0             0          0             0             0            0             0

       1
     Years               21              22               23            24
     Which                                                          Number of
 Premiums Were         Salvage      Unallocated         Total         Claims
   Earned and            and            Loss         Net Losses     Outstanding-
  Losses Were        Subrogation      Expenses      and Expenses      Direct
   Incurred          Anticipated       Unpaid          Unpaid       and Assumed
- --------------------------------------------------------------------------------
1.  1988 . . . .               0              0                0        X X X X
2.  1989 . . . .               0              0                0        X X X X
3.  1990 . . . .               0              0                0        X X X X
4.  1991 . . . .               0              0                0        X X X X
5.  1992 . . . .               0              0                0        X X X X
6.  1993 . . . .               0              0                0        X X X X
- --------------------------------------------------------------------------------
7.  Totals . . .               0              0                0        X X X X

      1
    Years                       Total Losses and            Loss and Loss Expense Percentage    Discount for Time
    Which                    Loss Expenses Incurred            (Incurred/Premiums Earned)        Value of Money
 Premiums Were          -------------------------------     --------------------------------    -----------------
  Earned and                 25                                 28                                          32
  Losses Were              Direct        26         27        Direct        29         30        31        Loss
   Incurred             and Assumed     Ceded      Net*     and Assumed    Ceded      Net       Loss      Expense
- -----------------------------------------------------------------------------------------------------------------
1. 1988 . . . .                 0           0         0           0.0       0.0        0.0         0          0
2. 1989 . . . .                 0           0         0           0.0       0.0        0.0         0          0
3. 1990 . . . .                 0           0         0           0.0       0.0        0.0         0          0
4. 1991 . . . .                 0           0         0           0.0       0.0        0.0         0          0
5. 1992 . . . .                 0           0         0           0.0       0.0        0.0         0          0
6. 1993 . . . .                 0           0         0           0.0       0.0        0.0         0          0
- -----------------------------------------------------------------------------------------------------------------
7 . Totals . . .         X X X X     X X X X   X X X X       X X X X   X X X X    X X X X          0          0

                                       Net Balance Sheet Reserves
        1                                     After Discount
      Years                             -------------------------
      Which                33               34             35
   Premiums Were      Inter-Company
    Earned and            Pooling                         Loss
   Losses Were         Participation       Losses       Expenses
    Incurred             Percentage        Unpaid        Unpaid
- -----------------------------------------------------------------
1.  1988 . . . .            0.0                0              0
2.  1989 . . . .            0.0                0              0
3.  1990 . . . .            0.0                0              0
4.  1991 . . . .            0.0                0              0
5.  1992 . . . .            0.0                0              0
6.  1993 . . . .            0.0                0              0
- -----------------------------------------------------------------
7.  Totals . . .       X X X X                 0              0

*Net = (25 - 26) = (11 + 23)

                      SCHEDULE P - PART 1Q - REINSURANCE D
                                 (000 omitted)

      1                         Premiums Earned                         Loss and Loss Expense Payments
                         -----------------------------    ---------------------------------------------------------------
     Years                                                   Loss Payments          Allocated Loss              9
     Which                   2         3          4          -------------          Expense Payments
 Premiums Were                                                                      ----------------            Salvage
   Earned and             Direct                                5           6           7            8            and
  Losses Were               and                  Net         Direct                  Direct                   Subrogation
   Incurred              Assumed    Ceded     (2 - 3)     and Assumed    Ceded     and Assumed     Ceded        Received
- -------------------------------------------------------------------------------------------------------------------------
1. Prior. . . .         X X X X    X X X X    X X X X              0          0            0            0           0
2. 1984 . . . .                0          0          0             0          0            0            0           0
3. 1985 . . . .                0          0          0             0          0            0            0           0
4. 1986 . . . .                0          0          0             0          0            0            0           0
5. 1987 . . . .                0          0          0             0          0            0            0           0
- ------------------------------------------------------------------------------------------------------------------------
6. Totals . . .         X X X X    X X X X    X X X X              0          0            0            0           0

                          Loss and Loss Expense
                                 Payments
       1                --------------------------
     Years                 10             11             12
     Which                                             Number of
  Premiums Were         Unallocated       Total          Claims
    Earned and              Loss         Net Paid      Reported -
   Losses Were            Expense       (5 - 6 + 7     Direct and
    Incurred              Payments       - 8 + 10)       Assumed
- -----------------------------------------------------------------
1.  Prior. . . .                 0               0       X X X X
2.  1984 . . . .                 0               0       X X X X
3.  1985 . . . .                 0               0       X X X X
4.  1986 . . . .                 0               0       X X X X
5.  1987 . . . .                 0               0       X X X X
- -----------------------------------------------------------------
6.  Totals . . .                 0               0       X X X X

     Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

        1                                    Losses Unpaid                               Allocated Loss Expenses Unpaid
      Years               ------------------------------------------------     -------------------------------------------------
      Which                     Case Basis               Bulk & IBNR                  Case Basis                Bulk & IBNR
  Premiums Were           ----------------------    ----------------------     -----------------------    ----------------------
    Earned and                13            14          15            16           17            18           19            20
   Losses Were              Direct                    Direct                     Direct                     Direct
    Incurred              and Assumed      Ceded    and Assumed      Ceded     and Assumed      Ceded     and Assumed      Ceded
- --------------------------------------------------------------------------------------------------------------------------------
1.  Prior. . . .                 0             0             0           0             0             0              0          0
2.  1984 . . . .                 0             0             0           0             0             0              0          0
3.  1985 . . . .                 0             0             0           0             0             0              0          0
4.  1986 . . . .                 0             0             0           0             0             0              0          0
5.  1987 . . . .                 0             0             0           0             0             0              0          0
- --------------------------------------------------------------------------------------------------------------------------------
6.  Totals . . .                 0             0             0           0             0             0              0          0

       1
     Years                   21             22              23             24
     Which                                                              Number of
  Premiums Were           Salvage      Unallocated        Total          Claims
    Earned and              and            Loss         Net Losses     Outstanding-
   Losses Were          Subrogation      Expenses      and Expenses      Direct
    Incurred            Anticipated       Unpaid          Unpaid       and Assumed
- -----------------------------------------------------------------------------------
1.  Prior  . . .                0              0                 0          X X X X
2.  1984 . . . .                0              0                 0          X X X X
3.  1985 . . . .                0              0                 0          X X X X
4.  1986 . . . .                0              0                 0          X X X X
5.  1987 . . . .                0              0                 0          X X X X
- -----------------------------------------------------------------------------------
6.  Totals . . .                0              0                 0          X X X X

     1
   Years                         Total Losses and            Loss and Loss Expense Percentage     Discount for Time
   Which                      Loss Expenses Incurred            (Incurred/Premiums Earned)         Value of Money
Premiums Were            --------------------------------    --------------------------------     -----------------
 Earned and                   25          26         27          28          29         30        31          32
 Losses Were                Direct                              Direct                                       Loss
   Incurred              and Assumed     Ceded      Net*     and Assumed    Ceded       Net       Loss      Expense
- -------------------------------------------------------------------------------------------------------------------
1. Prior. . . .              X X X X   X X X X   X X X X        X X X X   X X X X    X X X X          0          0
2. 1984 . . . .                     0         0         0            0.0       0.0        0.0         0          0
3. 1985 . . . .                     0         0         0            0.0       0.0        0.0         0          0
4. 1986 . . . .                     0         0         0            0.0       0.0        0.0         0          0
5. 1987 . . . .                     0         0         0            0.0       0.0        0.0         0
- -------------------------------------------------------------------------------------------------------------------
6. Totals . . .              X X X X   X X X X   X X X X        X X X X   X X X X    X X X X          0          0

       1                                  Net Balance Sheet Reserves
     Years                  33                  After Discount
     Which                                -------------------------
  Premiums Were         Inter-Company          34             35
    Earned and              Pooling                          Loss
   Losses Were           Participation       Losses        Expenses
    Incurred               Percentage        Unpaid         Unpaid
- -------------------------------------------------------------------
1.  Prior  . . .              0.0                0               0
2.  1984 . . . .              0.0                0               0
3.  1985 . . . .              0.0                0               0
4.  1986 . . . .              0.0                0               0
5.  1987 . . . .              0.0                0               0
- -------------------------------------------------------------------
6.  Totals . . .           X X X X               0               0

*Net = (25 - 26) = (11 + 23)

Form 2
                   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                   COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                   .........................................
                                    (Name)

       SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                                 (000 omitted)

                               Premiums Earned                             Loss and Loss Expense Payments
         1          -----------------------------------       ------------------------------------------------------
       Years           2            3             4                Loss Payments                 Allocated Loss
     in Which                                                                                    Expense Payments
   Premiums Were                                              -----------------------        -----------------------
    Earned and      Direct                       Net               5              6               7              8
    Losses Were       and         Ceded         (2-3)           Direct          Ceded          Direct
     Incurred       Assumed                                   and Assumed                    and Assumed       Ceded
 -------------------------------------------------------------------------------------------------------------------
  1. Prior . . .       XXXX         XXXX           XXXX               0              0              0              0
  2. 1984  . . .           0            0              0              0              0              0              0
  3. 1985  . . .           0            0              0              0              0              0              0
  4. 1986  . . .           0            0              0              0              0              0              0
  5. 1987  . . .           0            0              0              0              0              0              0
  6. 1988  . . .           0            0              0              0              0              0              0
  7. 1989  . . .           0            0              0              0              0              0              0
  8. 1990  . . .           0            0              0              0              0              0              0
  9. 1991  . . .           0            0              0              0              0              0              0
 10. 1992  . . .           0            0              0              0              0              0              0
 11. 1993  . . .         178          160             18              0              0              0              0
 -------------------------------------------------------------------------------------------------------------------
 12. Totals  . .       XXXX         XXXX            XXXX              0              0              0              0

                           Loss and Loss Expense Payments
         1           ----------------------------------------------            12
                        9                   10                11
       Years
     in Which                                                               Number of
   Premiums Were       Salvage          Unallocated          Total           Claims
    Earned and           and               Loss            Net Paid         Reported -
    Losses Were      Subrogation          Expense         (5 - 6 + 7       Direct and
     Incurred         Received           Payments         - 8 + 10)         Assumed
 -------------------------------------------------------------------------------------
  1. Prior . . .              0                0                   0          XXXX
  2. 1984  . . .              0                0                   0              0
  3. 1985  . . .              0                0                   0              0
  4. 1986  . . .              0                0                   0              0
  5. 1987  . . .              0                0                   0              0
  6. 1988  . . .              0                0                   0              0
  7. 1989  . . .              0                0                   0              0
  8. 1990  . . .              0                0                   0              0
  9. 1991  . . .              0                0                   0              0
 10. 1992  . . .              0                0                   0              0
 11. 1993  . . .              0                3                   3              0
 -------------------------------------------------------------------------------------
 12. Totals  . .              0                3                   3          XXXX

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


      1                              Losses Unpaid                       Allocated Loss Expenses Unpaid
    Years               -------------------------------------------    -------------------------------------------
  in Which                    Case Basis             Bulk + IBNR            Case Basis             Bulk + IBNR
Premiums Were           --------------------    -------------------    --------------------   --------------------
 Earned and                13            14         15          16         17          18          19          20
 Losses Were             Direct                   Direct                 Direct                  Direct
  Incurred            and Assumed      Ceded    and Assumed   Ceded    and Assumed    Ceded    and Assumed   Ceded
 -----------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .           0            0            0          0       0              0           0        0
  2. 1984  . . . . .           0            0            0          0       0              0           0        0
  3. 1985  . . . . .           0            0            0          0       0              0           0        0
  4. 1986  . . . . .           0            0            0          0       0              0           0        0
  5. 1987  . . . . .           0            0            0          0       0              0           0        0
  6. 1988  . . . . .           0            0            0          0       0              0           0        0
  7. 1989  . . . . .           0            0            0          0       0              0           0        0
  8. 1990  . . . . .           0            0            0          0       0              0           0        0
  9. 1991  . . . . .           0            0            0          0       0              0           0        0
 10. 1992  . . . . .           0            0            0          0       0              0           0        0
 11. 1993  . . . . .           0            0          209        196       0              0          10        9
 -----------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .           0            0          209        196       0              0          10        9

      1
    Years                   21                 22                 23                  24
  in Which                                                                          Number of
Premiums Were               Salvage         Unallocated            Total              Claims
 Earned and                   and               Loss            Net Losses         Outstanding -
 Losses Were              Subrogation         Expenses         and Expenses           Direct
  Incurred                Anticipated          Unpaid             Unpaid           and Assumed
 ----------------------------------------------------------------------------------------------
  1. Prior . . . . .             0                  0                   0                   0
  2. 1984  . . . . .             0                  0                   0                   0
  3. 1985  . . . . .             0                  0                   0                   0
  4. 1986  . . . . .             0                  0                   0                   0
  5. 1987  . . . . .             0                  0                   0                   0
  6. 1988  . . . . .             0                  0                   0                   0
  7. 1989  . . . . .             0                  0                   0                   0
  8. 1990  . . . . .             0                  0                   0                   0
  9. 1991  . . . . .             0                  0                   0                   0
 10. 1992  . . . . .             0                  0                   0                   0
 11. 1993  . . . . .             0                  1                  15                   0
 ----------------------------------------------------------------------------------------------
 12. Totals  . . . .             0                  1                  15                   0

        1
      Years                    Total Losses and          Loss and Loss Expense Percentage   Discount for Time
    in Which                Loss Expenses Incurred          (Incurred/Premiums Earned)        Value of Money
  Premiums Were         -----------------------------    -------------------------------     ----------------
   Earned and                25         26       27          28           29         30       31        32
   Losses Were             Direct                          Direct                                      Loss
    Incurred            and Assumed    Ceded    Net *    and Assumed     Ceded      Net      Loss    Expense
 ------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .          XXXX     XXXX      XXXX        XXXX       XXXX       XXXX       0         0
  2. 1984  . . . . .              0        0         0         0.0        0.0        0.0      0         0
  3. 1985  . . . . .              0        0         0         0.0        0.0        0.0      0         0
  4. 1986  . . . . .              0        0         0         0.0        0.0        0.0      0         0
  5. 1987  . . . . .              0        0         0         0.0        0.0        0.0      0         0
  6. 1988  . . . . .              0        0         0         0.0        0.0        0.0      0         0
  7. 1989  . . . . .              0        0         0         0.0        0.0        0.0      0         0
  8. 1990  . . . . .              0        0         0         0.0        0.0        0.0      0         0
  9. 1991  . . . . .              0        0         0         0.0        0.0        0.0      0         0
 10. 1992  . . . . .              0        0         0         0.0        0.0        0.0      0         0
 11. 1993  . . . . .            223      205        18       125.3      128.1      100.0      0         0
 ------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .          XXXX     XXXX      XXXX         XXXX       XXXX      XXXX       0         0

      1                                            Net Balance Sheet Reserves
    Years                                                 After Discount
  in Which                        33               -----------------------------
Premiums Were                Inter-Company           34                 35
 Earned and                     Pooling
 Losses Were                 Participation         Losses          Loss Expenses
  Incurred                    Percentage           Unpaid             Unpaid
 -------------------------------------------------------------------------------
  1. Prior . . . . .                  XXXX             0                   0
  2. 1984  . . . . .                   0.0             0                   0
  3. 1985  . . . . .                   0.0             0                   0
  4. 1986  . . . . .                   0.0             0                   0
  5. 1987  . . . . .                   0.0             0                   0
  6. 1988  . . . . .                   0.0             0                   0
  7. 1989  . . . . .                   0.0             0                   0
  8. 1990  . . . . .                   0.0             0                   0
  9. 1991  . . . . .                   0.0             0                   0
 10. 1992  . . . . .                   0.0             0                   0
 11. 1993  . . . . .                   0.0            13                   2
 -------------------------------------------------------------------------------
 12. Totals  . . . .                  XXXX            13                   2

*Net - (25 - 26) = (11 + 23)

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

      SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE
                                 (000 omitted)

                               Premiums Earned                             Loss and Loss Expense Payments
         1          -----------------------------------       ------------------------------------------------------
       Years           2            3             4                Loss Payments                 Allocated Loss
     in Which                                                                                   Expense Payments
   Premiums Were                                              -----------------------        -----------------------
    Earned and      Direct                       Net               5              6               7              8
    Losses Were       and         Ceded         (2-3)           Direct          Ceded          Direct
     Incurred       Assumed                                   and Assumed                    and Assumed       Ceded
- --------------------------------------------------------------------------------------------------------------------
  1. Prior . . .       XXXX         XXXX           XXXX                0            0                 0            0
  2. 1984  . . .            0            0              0              0            0                 0            0
  3. 1985  . . .            0            0              0              0            0                 0            0
  4. 1986  . . .            0            0              0              0            0                 0            0
  5. 1987  . . .            0            0              0              0            0                 0            0
  6. 1988  . . .            0            0              0              0            0                 0            0
  7. 1989  . . .            0            0              0              0            0                 0            0
  8. 1990  . . .            0            0              0              0            0                 0            0
  9. 1991  . . .            0            0              0              0            0                 0            0
 10. 1992  . . .            0            0              0              0            0                 0            0
 11. 1993  . . .            0            0              0              0            0                 0            0
- --------------------------------------------------------------------------------------------------------------------
 12. Totals  . .       XXXX        XXXX           XXXX                 0            0                 0            0


                           Loss and Loss Expense Payments
         1           ----------------------------------------------            12
                        9                   10                11
       Years
     in Which                                                               Number of
   Premiums Were       Salvage          Unallocated          Total           Claims
    Earned and           and               Loss            Net Paid         Reported -
    Losses Were      Subrogation          Expense         (5 - 6 + 7       Direct and
     Incurred         Received           Payments          - 8 + 10)        Assumed
- --------------------------------------------------------------------------------------
  1. Prior . . .              0               0                0             XXXX
  2. 1984  . . .              0               0                0                    0
  3. 1985  . . .              0               0                0                    0
  4. 1986  . . .              0               0                0                    0
  5. 1987  . . .              0               0                0                    0
  6. 1988  . . .              0               0                0                    0
  7. 1989  . . .              0               0                0                    0
  8. 1990  . . .              0               0                0                    0
  9. 1991  . . .              0               0                0                    0
 10. 1992  . . .              0               0                0                    0
 11. 1993  . . .              0               0                0                    0
- --------------------------------------------------------------------------------------
 12. Totals  . .              0               0                0              XXXX

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

         1                           Losses Unpaid                       Allocated Loss Expenses Unpaid
       Years            ---------------------------------------    --------------------------------------------
     in Which              Case Basis           Bulk + IBNR             Case Basis             Bulk + IBNR
   Premiums Were        ----------------    -------------------    --------------------   ---------------------
    Earned and             13        14         15          16         17          18          19          20
    Losses Were          Direct               Direct                 Direct                  Direct
     Incurred         and Assumed   Ceded   and Assumed   Ceded    and Assumed    Ceded    and Assumed   Ceded
- ---------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .           0        0           0         0             0         0             0        0
  2. 1984  . . . . .           0        0           0         0             0         0             0        0
  3. 1985  . . . . .           0        0           0         0             0         0             0        0
  4. 1986  . . . . .           0        0           0         0             0         0             0        0
  5. 1987  . . . . .           0        0           0         0             0         0             0        0
  6. 1988  . . . . .           0        0           0         0             0         0             0        0
  7. 1989  . . . . .           0        0           0         0             0         0             0        0
  8. 1990  . . . . .           0        0           0         0             0         0             0        0
  9. 1991  . . . . .           0        0           0         0             0         0             0        0
 10. 1992  . . . . .           0        0           0         0             0         0             0        0
 11. 1993  . . . . .           0        0           0         0             0         0             0        0
- ---------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .           0        0           0         0             0         0             0        0

         1
       Years                  21                 22                 23                  24
     in Which                                                                       Number of
   Premiums Were            Salvage         Unallocated            Total              Claims
    Earned and                and               Loss            Net Losses         Outstanding -
    Losses Were           Subrogation         Expenses         and Expenses           Direct
     Incurred             Anticipated          Unpaid             Unpaid           and Assumed
- -----------------------------------------------------------------------------------------------
  1. Prior . . . . .               O                 O                  O                    O
  2. 1984  . . . . .               O                 O                  O                    O
  3. 1985  . . . . .               O                 O                  O                    O
  4. 1986  . . . . .               O                 O                  O                    O
  5. 1987  . . . . .               O                 O                  O                    O
  6. 1988  . . . . .               O                 O                  O                    O
  7. 1989  . . . . .               O                 O                  O                    O
  8. 1990  . . . . .               O                 O                  O                    O
  9. 1991  . . . . .               O                 O                  O                    O
 10. 1992  . . . . .               O                 O                  O                    O
 11. 1993  . . . . .               O                 O                  O                    O
- -----------------------------------------------------------------------------------------------
 12. Totals  . . . .               O                 O                  O                    O


         1
       Years                   Total Losses and          Loss and Loss Expense Percentage   Discount for Time
     in Which               Loss Expenses Incurred          (Incurred/Premiums Earned)        Value of Money
   Premiums Were        -----------------------------    --------------------------------    ---------------
    Earned and               25         26       27          28           29         30       31        32
    Losses Were            Direct                          Direct                                      Loss
     Incurred           and Assumed    Ceded    Net *    and Assumed     Ceded      Net      Loss    Expense
- ------------------------------------------------------------------------------------------------------------
  1. Prior . . . . .         XXXX       XXXX     XXXX         XXXX        XXXX      XXXX        0        0
  2. 1984  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  3. 1985  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  4. 1986  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  5. 1987  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  6. 1988  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  7. 1989  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  8. 1990  . . . . .             0          0        0           0.0         0.0       0.0      0        0
  9. 1991  . . . . .             0          0        0           0.0         0.0       0.0      0        0
 10. 1992  . . . . .             0          0        0           0.0         0.0       0.0      0        0
 11. 1993  . . . . .             0          0        0           0.0         0.0       0.0      0        0
- ------------------------------------------------------------------------------------------------------------
 12. Totals  . . . .         XXXX       XXXX     XXXX         XXXX        XXXX      XXXX        0        0

         1                                          Net Balance Sheet Reserves
       Years                                              After Discount
     in Which                     33               -----------------------------
   Premiums Were             Inter-Company           34                 35
    Earned and                  Pooling
    Losses Were              Participation         Losses          Loss Expenses
     Incurred                 Percentage           Unpaid             Unpaid
- --------------------------------------------------------------------------------
  1. Prior . . . . .                XXXX                0                    0
  2. 1984  . . . . .                   0.0              0                    0
  3. 1985  . . . . .                   0.0              0                    0
  4. 1986  . . . . .                   0.0              0                    0
  5. 1987  . . . . .                   0.0              0                    0
  6. 1988  . . . . .                   0.0              0                    0
  7. 1989  . . . . .                   0.0              0                    0
  8. 1990  . . . . .                   0.0              0                    0
  9. 1991  . . . . .                   0.0              0                    0
 10. 1992  . . . . .                   0.0              0                    0
 11. 1993  . . . . .                   0.0              0                    0
- --------------------------------------------------------------------------------
 12. Totals  . . . .                XXXX                0                    0

*Net = (25 - 26) = (11 + 23)

Form 2
                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

                 SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS

       1                  Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                Development**
 Years in Which   ------------------------------------------------------------------------------------------   ---------------------
  Losses Were       2         3         4        5        6        7          8        9       10       11        12         13
    Incurred      1984      1985      1986     1987     1988     1989       1990     1991     1992     1993    One Year   Two Year
- ------------------------------------------------------------------------------------------------------------------------------------
   1.  Prior....       *                                                                                  0          0          0
   2.  1984.....                                                                                          0          0          0
   3.  1985.....  XXXX                                                                                    0          0          0
   4.  1986.....  XXXX     XXXX                                                                           0          0          0
   5.  1987.....  XXXX     XXXX      XXXX                                                                 0          0          0
   6.  1988.....  XXXX     XXXX      XXXX     XXXX                                                        0          0          0
   7.  1989.....  XXXX     XXXX      XXXX     XXXX     XXXX                                               0          0          0
   8.  1990.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX                                     0          0          0
   9.  1991.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX      XXXX                           0          0          0
  10.  1992.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX      XXXX     XXXX                  0          0      XXXX
  11.  1993.....  XXXX     XXXX      XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     XXXX         0      XXXX       XXXX
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    12. Totals       0          0




                                        SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
- ----------------------------------------------------------------------------------------------------------------------------------
   1.  Prior....         *                                                                                 0          0          0
   2.  1984.....                                                                                           0          0          0
   3.  1985.....   XXXX                                                                                    0          0          0
   4.  1986.....   XXXX     XXXX                                                                           0          0          0
   5.  1987.....   XXXX     XXXX     XXXX                                                                  0          0          0
   6.  1988.....   XXXX     XXXX     XXXX     XXXX                                                         0          0          0
   7.  1989.....   XXXX     XXXX     XXXX     XXXX     XXXX                                                0          0          0
   8.  1990.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX                                      0          0          0
   9.  1991.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX                            0          0          0
  10.  1992.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX                   0          0     XXXX
  11.  1993.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX    XXXX         101     XXXX       XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    12. Totals        0          0

                                        SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
- ------------------------------------------------------------------------------------------------------------------------------------
    1.  Prior....       *                                                                                   0          0          0
    2.  1984.....                                                                                           0          0          0
    3.  1985.....  XXXX                                                                                     0          0          0
    4.  1986.....  XXXX     XXXX                                                                            0          0          0
    5.  1987.....  XXXX     XXXX     XXXX                                                                   0          0          0
    6.  1988.....  XXXX     XXXX     XXXX     XXXX                                                          0          0          0
    7.  1989.....  XXXX     XXXX     XXXX     XXXX     XXXX                                                 0          0          0
    8.  1990.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX                                       0          0          0
    9.  1991.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX                             0          0          0
   10.  1992.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX                    0          0      XXXX
   11.  1993.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX    XXXX          124      XXXX       XXXX
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Totals        0          0

                                        SCHEDULE P - PART 2D - WORKERS' COMPENSATION
- ----------------------------------------------------------------------------------------------------------------------------------
   1.  Prior....        *                                                                                   0          0          0
   2.  1984.....                                                                                            0          0          0
   3.  1985.....   XXXX                                                                                     0          0          0
   4.  1986.....   XXXX     XXXX                                                                            0          0          0
   5.  1987.....   XXXX     XXXX     XXXX                                                                   0          0          0
   6.  1988.....   XXXX     XXXX     XXXX     XXXX                                                          0          0          0
   7.  1989.....   XXXX     XXXX     XXXX     XXXX     XXXX                                                 0          0          0
   8.  1990.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX                                       0          0          0
   9.  1991.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX                             0          0          0
  10.  1992.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX                    0          0      XXXX
  11.  1993.....   XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     XXXX           0      XXXX     XXXX
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Totals        0          0

                                        SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL
- -----------------------------------------------------------------------------------------------------------------------------------
    1.  Prior....      *                                                                                     0          0         0
    2.  1984.....                                                                                            0          0         0
    3.  1985.....  XXXX                                                                                      0          0         0
    4.  1986.....  XXXX     XXXX                                                                             0          0         0
    5.  1987.....  XXXX     XXXX     XXXX                                                                    0          0         0
    6.  1988.....  XXXX     XXXX     XXXX     XXXX                                                           0          0         0
    7.  1989.....  XXXX     XXXX     XXXX     XXXX     XXXX                                                  0          0         0
    8.  1990.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX                                        0          0         0
    9.  1991.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX                              0          0         0
   10.  1992.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX                     0          0     XXXX
   11.  1993.....  XXXX     XXXX     XXXX     XXXX     XXXX      XXXX      XXXX     XXXX     XXXX            0      XXXX      XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Totals         0         0

* Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

Form 2

                   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                   COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                   .........................................
                                    (Name)

                        SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

       1             Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                    --------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991
- ----------------------------------------------------------------------------------------------
   1.  Prior....
   2.  1984.....
   3.  1985.....    XXXX
   4.  1986.....    XXXX      XXXX
   5.  1987.....    XXXX      XXXX      XXXX
   6.  1988.....    XXXX      XXXX      XXXX     XXXX
   7.  1989.....    XXXX      XXXX      XXXX     XXXX     XXXX
   8.  1990.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX
   9.  1991.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX
  10.  1992.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
  11.  1993.....    XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
- ----------------------------------------------------------------------------------------------

       1           Incurred Losses and Allocated
                         Expenses  Reported at
                        Year End (000 omitted)         Development**
Years in Which     -----------------------------     -----------------
  Losses Were             10        11                12        13
   Incurred              1992      1993             One Year  Two Year
- -----------------------------------------------------------------------
   1.  Prior....                          0                0         0
   2.  1984.....                          0                0         0
   3.  1985.....                          0                0         0
   4.  1986.....                          0                0         0
   5.  1987.....                          0                0         0
   6.  1988.....                          0                0         0
   7.  1989.....                          0                0         0
   8.  1990.....                          0                0         0
   9.  1991.....                          0                0         0
  10.  1992.....                          0                0    XXXX
  11.  1993.....         XXXX             1           XXXX      XXXX
- -----------------------------------------------------------------------
                                 12. Totals                0         0


                      P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

       1          Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                ----------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991
- --------------------------------------------------------------------------------------------
    1.  Prior....        *
    2.  1984.....
    3.  1985.....   XXXX
    4.  1986.....   XXXX      XXXX
    5.  1987.....   XXXX      XXXX      XXXX
    6.  1988.....   XXXX      XXXX      XXXX     XXXX
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
- --------------------------------------------------------------------------------------------

       1           Incurred Losses and Allocated
                         Expenses  Reported at
                        Year End (000 omitted)         Development**
Years in Which     -----------------------------     -----------------
  Losses Were             10        11                12        13
   Incurred              1992      1993             One Year  Two Year
- -----------------------------------------------------------------------
    1.  Prior....                         0               0         0
    2.  1984.....                         0               0         0
    3.  1985.....                         0               0         0
    4.  1986.....                         0               0         0
    5.  1987.....                         0               0         0
    6.  1988.....                         0               0         0
    7.  1989.....                         0               0         0
    8.  1990.....                         0               0         0
    9.  1991.....                         0               0         0
   10.  1992.....                         0               0     XXXX
   11.  1993.....       XXXX              0           XXXX      XXXX
- --------------------------------------------------------------------------
                                 12. Totals               0         0

                       SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                                      (ALL PERILS), BOILER AND MACHINERY)

       1           Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                 -----------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991
- ----------------------------------------------------------------------------------------------
    1.  Prior....      *
    2.  1984.....
    3.  1985.....   XXXX
    4.  1986.....   XXXX      XXXX
    5.  1987.....   XXXX      XXXX      XXXX
    6.  1988.....   XXXX      XXXX      XXXX     XXXX
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
- ------------------------------------------------------------------------------------------------

       1           Incurred Losses and Allocated
                         Expenses  Reported at
                        Year End (000 omitted)         Development**
Years in Which     -----------------------------     -----------------
  Losses Were             10        11                12        13
   Incurred              1992      1993             One Year  Two Year
- -----------------------------------------------------------------------
    1.  Prior....                          0                0         0
    2.  1984.....                          0                0         0
    3.  1985.....                          0                0         0
    4.  1986.....                          0                0         0
    5.  1987.....                          0                0         0
    6.  1988.....                          0                0         0
    7.  1989.....                          0                0         0
    8.  1990.....                          0                0         0
    9.  1991.....                          0                0         0
   10.  1992.....                          0                0    XXXX
   11.  1993.....        XXXX              0           XXXX      XXXX
- -----------------------------------------------------------------------
                                  12. Totals                0         0

                       SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
       1          Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                  --------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991
- ----------------------------------------------------------------------------------------------
    1.  Prior....      *
    2.  1984.....
    3.  1985.....   XXXX
    4.  1986.....   XXXX      XXXX
    5.  1987.....   XXXX      XXXX      XXXX
    6.  1988.....   XXXX      XXXX      XXXX     XXXX
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
- ----------------------------------------------------------------------------------------------

        1            Incurred Losses and Allocated Expenses
                       Reported at Year End (000 omitted)        Development**
 Years in Which     ----------------------------------------    -----------------
   Losses Were                 10          11                     12        13
    Incurred                  1992        1993                  One Year  Two Year
 --------------------------------------------------------------------------------
     1.  Prior....                              0                    0        0
     2.  1984.....                              0                    0        0
     3.  1985.....                              0                    0        0
     4.  1986.....                              0                    0        0
     5.  1987.....                              0                    0        0
     6.  1988.....                              0                    0        0
     7.  1989.....                              0                    0        0
     8.  1990.....                              0                    0        0
     9.  1991.....                              0                    0        0
    10.  1992.....                              0                    0   XXXX
    11.  1993.....            XXXX            116               XXXX     XXXX

 ------------------------------------------------------------------------------
                                       12. Totals                    0        0

                      SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
       1          Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                 ---------------------------------------------------------------------------
Years in Which
  Losses Were       2           3         4        5         6        7         8         9
   Incurred        1984       1985      1986     1987      1988     1989      1990      1991
- --------------------------------------------------------------------------------------------
    1.  Prior....        *
    2.  1984.....
    3.  1985.....   XXXX
    4.  1986.....   XXXX      XXXX
    5.  1987.....   XXXX      XXXX      XXXX
    6.  1988.....   XXXX      XXXX      XXXX     XXXX
    7.  1989.....   XXXX      XXXX      XXXX     XXXX     XXXX
    8.  1990.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX
    9.  1991.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX
   10.  1992.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
   11.  1993.....   XXXX      XXXX      XXXX     XXXX     XXXX      XXXX      XXXX      XXXX
- --------------------------------------------------------------------------------------------

* Reported reserves only, Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

       1           Incurred Losses and Allocated Expenses
                     Reported at Year End (000 omitted)         Development**
Years in Which   -----------------------------------------  ------------------
  Losses Were           10          11                         12        13
   Incurred            1992        1993                     One Year  Two Year
- ------------------------------------------------------------------------------
    1.  Prior....                  0                         0            0
    2.  1984.....                  0                         0            0
    3.  1985.....                  0                         0            0
    4.  1986.....                  0                         0            0
    5.  1987.....                  0                         0            0
    6.  1988.....                  0                         0            0
    7.  1989.....                  0                         0            0
    8.  1990.....                  0                         0            0
    9.  1991.....                  0                         0            0
   10.  1992.....                  0                         0       XXXX
   11.  1993.....    XXXX          0                       XXXX      XXXX
- ---------------------------------------------------------------------------
                          12. Totals                            0         0

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                      ..................................
                                    (Name)
  SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY AND THEFT)


        1                     Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. Prior   . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X              *
 2. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                   Incurred Losses and Allocated
                   Expenses Reported at Year End
                            (000 omitted)              Development**
                   ------------------------------   ---------------------
        1
 Years in Which          10            11              12           13
   Losses Were          1992          1993          One Year     Two Year
     Incurred
- -------------------------------------------------------------------------
 1. Prior   . .                           0               0            0
 2. 1992  . . .                           0               0      X X X X
 3. 1993  . . .      X X X X             15         X X X X      X X X X
                                  ---------         -------      -------
                                  4. Totals               0            0

                  SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE

        1                     Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ----------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -----------------------------------------------------------------------------------------------------------------------
 1. Prior   . .         X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X             *
 2. 1992  . . .         X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .         X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X


                   Incurred Losses and Allocated
                   Expenses Reported at Year End
                            (000 omitted)                  Development**
                   -----------------------------   -------------------------
        1
 Years in Which      10            11                    12           13
   Losses Were      1992          1993                One Year     Two Year
     Incurred
- ----------------------------------------------------------------------------
 1. Prior   . .                        0                  0             0
 2. 1992  . . .                        0                  0       X X X X
 3. 1993  . . .     X X X X           87           X X X X        X X X X
                                  ---------        ---------      --------
                                  4. Totals               0             0

SCHEDULE P - PART 2K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

        1                     Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   -----------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- ------------------------------------------------------------------------------------------------------------------
 1. Prior   . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X              *
 2. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

               Incurred Losses and Allocated
               Expenses Reported at Year End
                      (000 omitted)                     Development**
               -----------------------------       ----------------------
        1
 Years in Which      10            11                  12            13
   Losses Were      1992          1993              One Year     Two Year
     Incurred
- -------------------------------------------------------------------------
 1. Prior   . .                        0                  0            0
 2. 1992  . . .                        0                  0     X X X X
 3. 1993  . . .    X X X X             0           X X X X      X X X X
                               ---------           --------     --------
                               4. Totals                  0            0

     SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

        1                     Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   -----------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- ------------------------------------------------------------------------------------------------------------------
 1. Prior   . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X             *
 2. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 3. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                  Incurred Losses and Allocated
                  Expenses Reported at Year End
                         (000 omitted)                  Development**
                  -----------------------------    ----------------------
        1
 Years in Which      10               11              12            13
   Losses Were      1992             1993          One Year     Two Year
     Incurred
- -------------------------------------------------------------------------
 1. Prior   . .                          0               0            0
 2. 1992  . . .                          0               0      X X X X
 3. 1993  . . .    X X X X               0         X X X X      X X X X
                                  ---------        -------      -------
                                  4. Totals              0            0

                     SCHEDULE P - PART 2M - INTERNATIONAL

        1                     Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                          ---------------------------------------------------------------------------------------------------------
 Years in Which               2            3          4           5            6            7           8             9
   Losses Were              1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- ----------------------------------------------------------------------------------------------------------------------------
 1.  Prior  . . . . .           *
 2.  1984   . . . . .
 3.  1985   . . . . .    X X X X
 4.  1986   . . . . .    X X X X      X X X X
 5.  1987   . . . . .    X X X X      X X X X     X X X X
 6.  1988   . . . . .    X X X X      X X X X     X X X X     X X X X
 7.  1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X
 8.  1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 9.  1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
10.  1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
11.   1993   . . . . .   X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                      Incurred Losses and Allocated
                      Expenses Reported at Year End
                             (000 omitted)               Development**
                      -----------------------------    ------------------
        1
 Years in Which                10            11          12            13
   Losses Were                1992          1993       One Year     Two Year
     Incurred
- ---------------------------------------------------------------------------
 1.   Prior  . . . . .                         0           0             0
 2.   1984   . . . . .                         0           0             0
 3.   1985   . . . . .                         0           0             0
 4.   1986   . . . . .                         0           0             0
 5.   1987   . . . . .                         0           0             0
 6.   1988   . . . . .                         0           0             0
 7.   1989   . . . . .                         0           0             0
 8.   1990   . . . . .                         0           0             0
 9.   1991   . . . . .                         0           0             0
10.   1992   . . . . .                         0           0     X X X X
11.   1993   . . . . .    X X X X              0    X X X X      X X X X
                                      ----------    --------     ---------
                                      12. Totals           0             0

* Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
** Current year less first or second prior year, showing (redundant) or adverse.

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)


                     SCHEDULE P - PART 2N - REINSURANCE A

        1                    Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .    X X X X      X X X X     X X X X     X X X X
 2. 1989  . . .    X X X X      X X X X     X X X X     X X X X     X X X X
 3. 1990  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 4. 1991  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 5. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 6. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                     Incurred Losses and
                 Allocated Expenses Reported
                  at Year End (000 omitted)             Development**
        1         -------------------------         ----------------------
 Years in Which       10            11                 12           13
   Losses Were       1992          1993             One Year     Two Year
     Incurred
- --------------------------------------------------------------------------
 1. 1988  . . .                        0                    0            0
 2. 1989  . . .                        0                    0            0
 3. 1990  . . .                        0                    0            0
 4. 1991  . . .                        0                    0            0
 5. 1992  . . .                        0                    0    X X X X
 6. 1993  . . .   X X X X              0            X X X X      X X X X
                               ---------            ----------   ----------
                               7. Totals                    0            0


                      SCHEDULE P - PART 2O - REINSURANCE B

        1                    Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .    X X X X      X X X X     X X X X     X X X X
 2. 1989  . . .    X X X X      X X X X     X X X X     X X X X     X X X X
 3. 1990  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 4. 1991  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 5. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 6. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                     Incurred Losses and
                 Allocated Expenses Reported
                  at Year End (000 omitted)             Development**
        1         -------------------------         ----------------------
 Years in Which       10            11                 12           13
   Losses Were       1992          1993             One Year     Two Year
     Incurred
- --------------------------------------------------------------------------
 1. 1988  . . .                         0                 0            0
 2. 1989  . . .                         0                 0            0
 3. 1990  . . .                         0                 0            0
 4. 1991  . . .                         0                 0            0
 5. 1992  . . .                         0                 0    X X X X
 6. 1993  . . .    X X X X              0         X X X X      X X X X
                                   ------         ----------   ---------
                                7. Totals                 0            0

                      SCHEDULE P - PART 2P - REINSURANCE C

        1                    Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
                   ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. 1988  . . .    X X X X      X X X X     X X X X     X X X X
 2. 1989  . . .    X X X X      X X X X     X X X X     X X X X     X X X X
 3. 1990  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 4. 1991  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 5. 1992  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 6. 1993  . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                     Incurred Losses and
                 Allocated Expenses Reported
                  at Year End (000 omitted)             Development**
        1         -------------------------         ---------------------
 Years in Which       10            11                 12           13
   Losses Were       1992          1993             One Year     Two Year
     Incurred
- --------------------------------------------------------------------------
 1. 1988  . . .                           0                0            0
 2. 1989  . . .                           0                0            0
 3. 1990  . . .                           0                0            0
 4. 1991  . . .                           0                0            0
 5. 1992  . . .                           0                0    X X X X
 6. 1993  . . .    X X X X                0         X X X X     X X X X
                                 -----------       ---------    ---------
                                  7. Totals                0            0


                      SCHEDULE  P - PART 2Q - REINSURANCE D

                              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
      1            ------------------------------------------------------------------------------------------------
 Years in Which       2            3          4           5            6            7           8             9
   Losses Were      1984         1985        1986       1987         1988         1989        1990           1991
     Incurred
- -------------------------------------------------------------------------------------------------------------------
 1. Prior   . .
 2. 1984  . . .
 3. 1985  . . .    X X X X
 4. 1986  . . .    X X X X      X X X X
 5. 1987  . . .    X X X X      X X X X     X X X X

                     Incurred Losses and
                 Allocated Expenses Reported
                  at Year End (000 omitted)             Development**
        1         -------------------------         ----------------------
 Years in Which       10            11                 12           13
   Losses Were       1992          1993             One Year     Two Year
     Incurred
- --------------------------------------------------------------------------
 1. Prior   . .                       0                  0             0
 2. 1984  . . .                       0                  0             0
 3. 1985  . . .                       0                  0             0
 4. 1986  . . .                       0                  0             0
 5. 1987  . . .                       0                  0             0
                             ----------             ------        ------
                             6. Totals                   0             0


       SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                                        Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
       1                      -----------------------------------------------------------------------------------------------
 Years in Which                  2               3          4            5           6           7          8             9
   Losses Were                 1984            1985       1986         1987        1988        1989       1990          1991
     Incurred
- -----------------------------------------------------------------------------------------------------------------------------
 1.  Prior . . . . .                *
 2.  1984  . . . . .
 3.  1985  . . . . .        X X X X
 4.  1986  . . . . .        X X X X      X X X X
 5.  1987  . . . . .        X X X X      X X X X     X X X X
 6.  1988  . . . . .        X X X X      X X X X     X X X X     X X X X
 7.  1989  . . . . .        X X X X      X X X X     X X X X     X X X X      X X X X
 8.  1990  . . . . .        X X X X      X X X X     X X X X     X X X X      X X X X       X X X X
 9.  1991  . . . . .        X X X X      X X X X     X X X X     X X X X      X X X X       X X X X     X X X X
10.  1992  . . . . .        X X X X      X X X X     X X X X     X X X X      X X X X       X X X X     X X X X      X X X X
11.  1993 . . . . .         X X X X      X X X X     X X X X     X X X X      X X X X       X X X X     X X X X      X X X X

                                Incurred Losses and
                            Allocated Expenses Reported
                             at Year End (000 omitted)             Development**
        1                    -------------------------         ---------------------
 Years in Which                  10            11                 12           13
   Losses Were                  1992          1993             One Year     Two Year
     Incurred
- ------------------------------------------------------------------------------------
 1.  Prior . . . . .                             0                  0             0
 2.  1984  . . . . .                             0                  0             0
 3.  1985  . . . . .                             0                  0             0
 4.  1986  . . . . .                             0                  0             0
 5.  1987  . . . . .                             0                  0             0
 6.  1988  . . . . .                             0                  0             0
 7.  1989  . . . . .                             0                  0             0
 8.  1990  . . . . .                             0                  0             0
 9.  1991  . . . . .                             0                  0             0
10.  1992  . . . . .                             0                  0     X X X X
11.  1993  . . . . .        X X X X             14           X X X X      X X X X
                                          ----------          --------     ---------
                                          12. Totals                 0            0


      SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

                                        Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
       1                      ----------------------------------------------------------------------------------------------
 Years in Which                  2            3          4              5          6            7           8         9
   Losses Were                 1984         1985        1986          1987       1988         1989        1990       1991
     Incurred
- ----------------------------------------------------------------------------------------------------------------------------
 1.  Prior  . . . . .                 *
 2.  1984   . . . . .
 3.  1985   . . . . .        X X X X
 4.  1986   . . . . .        X X X X      X X X X
 5.  1987   . . . . .        X X X X      X X X X     X X X X
 6.  1988   . . . . .        X X X X      X X X X     X X X X     X X X X
 7.  1989   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X
 8.  1990   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 9.  1991   . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
10. 1992    . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
11. 1993    . . . . .        X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X


                                    Incurred Losses and
                                Allocated Expenses Reported
                                 at Year End (000 omitted)             Development**
        1                        -------------------------         ---------------------
 Years in Which                      10            11                 12           13
   Losses Were                      1992          1993             One Year     Two Year
     Incurred
- ----------------------------------------------------------------------------------------
  1.  Prior  . . . . .                                0                    0           0
  2.  1984   . . . . .                                0                    0           0
  3.  1985   . . . . .                                0                    0           0
  4.  1986   . . . . .                                0                    0           0
  5.  1987   . . . . .                                0                    0           0
  6.  1988   . . . . .                                0                    0           0
  7.  1989   . . . . .                                0                    0           0
  8.  1990   . . . . .                                0                    0           0
  9.  1991   . . . . .                                0                    0           0
 10.  1992   . . . . .                                0                    0   X X X X
 11.  1993   . . . . .       X X X X                  0            X X X X     X X X X
                                             ----------            ---------   ---------
                                             12. Totals                    0           0

* Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
** Current year less first or second prior year, showing (redundant) or adverse.

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)


                 SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

        1                                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
 Years in Which            ----------------------------------------------------------------------------------------------
   Losses Were                2            3          4           5            6            7           8             9
    Incurred                1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  .  . . . .       000
 2.    1984   . . . . .
 3.    1985   . . . . .    X X X X
 4.    1986   . . . . .    X X X X      X X X X
 5.    1987   . . . . .    X X X X      X X X X     X X X X
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                          Cumulative Paid Losses and           12          13
                          Allocated Expenses at Year       Number of    Number of
        1                     End (000 Omitted)             Claims      Claims
 Years in Which           --------------------------        Closed       Closed
   Losses Were                 10            11            With Loss    Without
     Incurred                 1992          1993            Payment   Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .                            0
 2.    1984   . . . . .                            0
 3.    1985   . . . . .                            0
 4.    1986   . . . . .                            0
 5.    1987   . . . . .                            0
 6.    1988   . . . . .                            0
 7.    1989   . . . . .                            0
 8.    1990   . . . . .                            0
 9.    1991   . . . . .                            0
 10.   1992   . . . . .                            0
 11.   1993   . . . . .    X X X X                 0

        SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

        1                                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
 Years in Which            ----------------------------------------------------------------------------------------------
   Losses Were                2            3          4           5            6            7           8             9
    Incurred                1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .        000
 2.    1984   . . . . .
 3.    1985   . . . . .    X X X X
 4.    1986   . . . . .    X X X X      X X X X
 5.    1987   . . . . .    X X X X      X X X X     X X X X
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                          Cumulative Paid Losses and       12            13
                          Allocated Expenses at Year   Number of      Number of
        1                     End (000 Omitted)         Claims        Claims
 Years in Which           --------------------------    Closed         Closed
   Losses Were                 10            11        With Loss      Without
     Incurred                 1992          1993        Payment     Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .                         0
 2.    1984   . . . . .                         0
 3.    1985   . . . . .                         0
 4.    1986   . . . . .                         0
 5.    1987   . . . . .                         0
 6.    1988   . . . . .                         0
 7.    1989   . . . . .                         0
 8.    1990   . . . . .                         0
 9.    1991   . . . . .                         0
 10.   1992   . . . . .                         0
 11.   1993   . . . . .    X X X X              3

        SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

        1                                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
 Years in Which            ----------------------------------------------------------------------------------------------
   Losses Were                2            3          4           5            6            7           8             9
    Incurred                1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .        000
 2.    1984   . . . . .
 3.    1985   . . . . .    X X X X
 4.    1986   . . . . .    X X X X      X X X X
 5.    1987   . . . . .    X X X X      X X X X     X X X X
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                          Cumulative Paid Losses and       12            13
                          Allocated Expenses at Year   Number of      Number of
        1                     End (000 Omitted)         Claims        Claims
 Years in Which           --------------------------    Closed         Closed
   Losses Were                 10            11        With Loss      Without
     Incurred                 1992          1993        Payment     Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .                           0
 2.    1984   . . . . .                           0
 3.    1985   . . . . .                           0
 4.    1986   . . . . .                           0
 5.    1987   . . . . .                           0
 6.    1988   . . . . .                           0
 7.    1989   . . . . .                           0
 8.    1990   . . . . .                           0
 9.    1991   . . . . .                           0
 10.   1992   . . . . .                           0
 11.   1993   . . . . .    X X X X                0

                  SECTION P - PART 3D - WORKERS' COMPENSATION

        1                                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
 Years in Which            ----------------------------------------------------------------------------------------------
   Losses Were                2            3          4           5            6            7           8             9
     Incurred               1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .        000
 2.    1984   . . . . .
 3.    1985   . . . . .    X X X X
 4,    1986   . . . . .    X X X X      X X X X
 5.    1987   . . . . .    X X X X      X X X X     X X X X
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                          Cumulative Paid Losses and       12            13
                          Allocated Expenses at Year   Number of      Number of
        1                     End (000 Omitted)         Claims        Claims
 Years in Which           --------------------------    Closed         Closed
   Losses Were                 10            11        With Loss      Without
     Incurred                 1992          1993        Payment     Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .                           0
 2.    1984   . . . . .                           0
 3.    1985   . . . . .                           0
 4.    1986   . . . . .                           0
 5.    1987   . . . . .                           0
 6.    1988   . . . . .                           0
 7.    1989   . . . . .                           0
 8.    1990   . . . . .                           0
 9.    1991   . . . . .                           0
 10.   1992   . . . . .                           0
 11.   1993   . . . . .    X X X X                0


               SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL

        1                                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
 Years in Which            ----------------------------------------------------------------------------------------------
   Losses Were                2            3          4           5            6            7           8             9
    Incurred                1984         1985        1986       1987         1988         1989        1990           1991
- -------------------------------------------------------------------------------------------------------------------------
 1.    Prior  . . . . .        000
 2.    1984   . . . . .
 3.    1985   . . . . .    X X X X
 4.    1986   . . . . .    X X X X      X X X X
 5.    1987   . . . . .    X X X X      X X X X     X X X X
 6.    1988   . . . . .    X X X X      X X X X     X X X X     X X X X
 7.    1989   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X
 8.    1990   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X
 9.    1991   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X
 10.   1992   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X
 11.   1993   . . . . .    X X X X      X X X X     X X X X     X X X X     X X X X      X X X X     X X X X      X X X X

                          Cumulative Paid Losses and       12            13
                          Allocated Expenses at Year   Number of      Number of
        1                     End (000 Omitted)         Claims        Claims
 Years in Which           --------------------------    Closed         Closed
   Losses Were                 10            11        With Loss      Without
     Incurred                 1992          1993        Payment     Loss Payment
- ----------------------------------------------------------------------------------
 1.    Prior  . . . . .                            0
 2.    1984   . . . . .                            0
 3.    1985   . . . . .                            0
 4.    1986   . . . . .                            0
 5.    1987   . . . . .                            0
 6.    1988   . . . . .                            0
 7.    1989   . . . . .                            0
 8.    1990   . . . . .                            0
 9.    1991   . . . . .                            0
 10.   1992   . . . . .                            0
 11.   1993   . . . . .    X X X X                 0

Note: Net of salvage and subrogation received.

Form 2

                   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                   COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                   .........................................
                                    (Name)

      SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .        000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated
                             Expenses at Year End (000 omitted)               12                13
                       ----------------------------------------------     Number of         Number of
Years in Which                                                              Claims            Claims
 Losses Were             8            9            10           11          Closed            Closed
  Incurred              1990         1991         1992         1993       With Loss        Without Loss
                                                                           Payment           Payment
- -----------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                                0
 2.  1984   . . .                                                0
 3.  1985   . . .                                                0
 4.  1986   . . .                                                0
 5.  1987   . . .                                                0
 6.  1988   . . .                                                0
 7.  1989   . . .                                                0
 8.  1990   . . .                                                0
 9.  1991   . . .    X X X X                                     0
10.  1992   . . .    X X X X      X X X X                        0
11.  1993   . . .    X X X X      X X X X     X X X X            0

      SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .        000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated
                             Expenses at Year End (000 omitted)               12                13
                       ----------------------------------------------     Number of         Number of
Years in Which                                                              Claims            Claims
 Losses Were             8            9            10           11          Closed            Closed
  Incurred              1990         1991         1992         1993       With Loss        Without Loss
                                                                           Payment           Payment
- -----------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                                0
 2.  1984   . . .                                                0
 3.  1985   . . .                                                0
 4.  1986   . . .                                                0
 5.  1987   . . .                                                0
 6.  1988   . . .                                                0
 7.  1989   . . .                                                0
 8.  1990   . . .                                                0
 9.  1991   . . .    X X X X                                     0
10.  1992   . . .    X X X X      X X X X                        0
11.  1993   . . .    X X X X      X X X X     X X X X            0

       SCHEDULE P - PART 3G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                    (ALL PERILS), BOILER AND MACHINERY)

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .        000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated           12             13
                              Expenses at Year End (000 omitted)       Number of      Number of
Years in Which         ---------------------------------------------     Claims         Claims
 Losses Were             8            9            10           11       Closed         Closed
  Incurred              1990         1991         1992         1993    With Loss     Without Loss
                                                                        Payment        Payment
- ----------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                                    0    X X X X        X X X X
 2.  1984   . . .                                                    0    X X X X        X X X X
 3.  1985   . . .                                                    0    X X X X        X X X X
 4.  1986   . . .                                                    0    X X X X        X X X X
 5.  1987   . . .                                                    0    X X X X        X X X X
 6.  1988   . . .                                                    0    X X X X        X X X X
 7.  1989   . . .                                                    0    X X X X        X X X X
 8.  1990   . . .                                                    0    X X X X        X X X X
 9.  1991   . . .    X X X X                                         0    X X X X        X X X X
10.  1992   . . .    X X X X      X X X X                            0    X X X X        X X X X
11.  1993   . . .    X X X X      X X X X     X X X X                0    X X X X        X X X X

        SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ------------------------------------------------------------------------------------------------
 1.  Prior  . . .        000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                            Cumulative Paid Losses and Allocated              12                13
                              Expenses at Year End (000 omitted)          Number of         Number of
Years in Which         ---------------------------------------------        Claims            Claims
 Losses Were             8            9            10           11          Closed            Closed
  Incurred              1990         1991         1992         1993       With Loss        Without Loss
                                                                           Payment           Payment
- -------------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                               0
 2.  1984   . . .                                               0
 3.  1985   . . .                                               0
 4.  1986   . . .                                               0
 5.  1987   . . .                                               0
 6.  1988   . . .                                               0
 7.  1989   . . .                                               0
 8.  1990   . . .                                               0
 9.  1991   . . .    X X X X                                    0
10.  1992   . . .    X X X X      X X X X                       0
11.  1993   . . .    X X X X      X X X X     X X X X           0


        SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

      1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which         -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -----------------------------------------------------------------------------------------------
 1.  Prior  . . .        000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X      X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X      X X X X       X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X      X X X X       X X X X     X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X      X X X X       X X X X     X X X X
10.  1992   . . .    X X X X      X X X X      X X X X      X X X X       X X X X     X X X X
11.  1993   . . .    X X X X      X X X X      X X X X      X X X X       X X X X     X X X X



                            Cumulative Paid Losses and Allocated              12                13
                              Expenses at Year End (000 omitted)          Number of         Number of
Years in Which         ---------------------------------------------        Claims            Claims
 Losses Were             8            9            10           11          Closed            Closed
  Incurred              1990         1991         1992         1993       With Loss        Without Loss
                                                                           Payment           Payment
- -------------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                               0
 2.  1984   . . .                                               0
 3.  1985   . . .                                               0
 4.  1986   . . .                                               0
 5.  1987   . . .                                               0
 6.  1988   . . .                                               0
 7.  1989   . . .                                               0
 8.  1990   . . .                                               0
 9.  1991   . . .    X X X X                                    0
10.  1992   . . .    X X X X      X X X X                       0
11.  1993   . . .    X X X X      X X X X     X X X X           0

Note:  Net of salvage and subrogation received.

Form 2
                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

  SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                     EARTHQUAKE, GLASS, BURGLARY AND THEFT)

      1             Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which    -------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                      Cumulative Paid Losses and Allocated Expenses            12               13
                                at Year End (000 omitted)                  Number of         Number of
Years in Which        ----------------------------------------------         Claims            Claims
 Losses Were             8            9            10             11         Closed            Closed
  Incurred              1990         1991         1992           1993      With Loss        Without Loss
                                                                            Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X        000                            0       X X X X           X X X X
 2.  1992   . . .    X X X X      X X X X                          0       X X X X           X X X X
 3.  1993   . . .    X X X X      X X X X     X X X X              2       X X X X           X X X X

                  SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which      -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                        Cumulative Paid Losses and Allocated Expenses      Number of         Number of
                                   at Year End (000 omitted)                 Claims            Claims
Years in Which       --------------------------------------------------      Closed            Closed
 Losses Were             8            9            10             11       With Loss        Without Loss
  Incurred              1990         1991         1992           1993       Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X        000                             0          X X X X           X X X X
 2.  1992   . . .    X X X X      X X X X                           0          X X X X           X X X X
 3.  1993   . . .    X X X X      X X X X       X X X X            47          X X X X           X X X X

  SCHEDULE P - PART 3K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       -------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                        Cumulative Paid Losses and Allocated Expenses      Number of         Number of
                                at Year End (000 omitted)                    Claims            Claims
Years in Which       -------------------------------------------------       Closed            Closed
 Losses Were             8            9            10             11       With Loss        Without Loss
  Incurred              1990         1991         1992           1993       Payment           Payment
- ---------------------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X        000                            0        X X X X          X X X X
 2.  1992   . . .    X X X X      X X X X                          0        X X X X          X X X X
 3.  1993   . . .    X X X X      X X X X       X X X X            0        X X X X          X X X X

      SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

      1               Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 2.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 3.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                         Cumulative Paid Losses and Allocated Expenses     Number of         Number of
                                  at Year End (000 omitted)                  Claims            Claims
Years in Which      ---------------------------------------------------      Closed            Closed
 Losses Were             8            9            10           11         With Loss        Without Loss
  Incurred              1990         1991         1992         1993         Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .   X X X X        000                          0          X X X X           X X X X
 2.  1992   . . .   X X X X      X X X X                        0          X X X X           X X X X
 3.  1993   . . .   X X X X      X X X X       X X X X          0          X X X X           X X X X

                      SCHEDULE P - PART 3M - INTERNATIONAL

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
Years in Which       ------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ---------------------------------------------------------------------------------------------
 1.  Prior  . . .       000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                                                                               12               13
                        Cumulative Paid Losses and Allocated Expenses      Number of         Number of
                                 at Year End (000 omitted)                   Claims            Claims
Years in Which      --------------------------------------------------       Closed            Closed
 Losses Were             8            9            10          11          With Loss        Without Loss
  Incurred              1990         1991         1992        1993          Payment           Payment
- --------------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                                0          X X X X         X X X X
 2.  1984   . . .                                                0          X X X X         X X X X
 3.  1985   . . .                                                0          X X X X         X X X X
 4.  1986   . . .                                                0          X X X X         X X X X
 5.  1987   . . .                                                0          X X X X         X X X X
 6.  1988   . . .                                                0          X X X X         X X X X
 7.  1989   . . .                                                0          X X X X         X X X X
 8.  1990   . . .                                                0          X X X X         X X X X
 9.  1991   . . .   X X X X                                      0          X X X X         X X X X
10.  1992   . . .   X X X X      X X X X                         0          X X X X         X X X X
11.  1993   . . .   X X X X      X X X X     X X X X             0          X X X X         X X X X

Note: Net of salvage and subrogation received.

Form 2
                   ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                   COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                   .........................................
                                    (Name)

                       SCHEDULE P - PART 3N - REINSURANCE A

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which      ----------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ------------------------------------------------------------------------------------------------
 1.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 2.  1989   . . .    X X X X      X X X X      X X X X     X X X X        X X X X
 3.  1990   . . .    X X X X      X X X X      X X X X     X X X X        X X X X       X X X X
 4.  1991   . . .    X X X X      X X X X      X X X X     X X X X        X X X X       X X X X
 5.  1992   . . .    X X X X      X X X X      X X X X     X X X X        X X X X       X X X X
 6.  1993   . . .    X X X X      X X X X      X X X X     X X X X        X X X X       X X X X

                         Cumulative Paid Losses and Allocated Expenses           12                13
                                  at Year End (000 Omitted)                   Number of         Number of
Years in Which           ---------------------------------------------         Claims            Claims
 Losses Were                8            9         10           11             Closed            Closed
  Incurred                 1990         1991      1992         1993           With Loss        Without Loss
- -----------------------------------------------------------------------------------------------------------
 1.  1988   . . .                                                  0          X X X X           X X X X
 2.  1989   . . .                                                  0          X X X X           X X X X
 3.  1990   . . .                                                  0          X X X X           X X X X
 4.  1991   . . .       X X X X                                    0          X X X X           X X X X
 5.  1992   . . .       X X X X      X X X X                       0          X X X X           X X X X
 6.  1993   . . .       X X X X      X X X X     X X X X           0          X X X X           X X X X

                      SCHEDULE P - PART 3O - REINSURANCE B

     1               Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which       -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- -------------------------------------------------------------------------------------------------
 1.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 2.  1989   . . .    X X X X      X X X X      X X X X     X X X X         X X X X
 3.  1990   . . .    X X X X      X X X X      X X X X     X X X X         X X X X       X X X X
 4.  1991   . . .    X X X X      X X X X      X X X X     X X X X         X X X X       X X X X
 5.  1992   . . .    X X X X      X X X X      X X X X     X X X X         X X X X       X X X X
 6.  1993   . . .    X X X X      X X X X      X X X X     X X X X         X X X X       X X X X


                        Cumulative Paid Losses and Allocated Expenses         12               13
                                 at Year End (000 Omitted)                Number of         Number of
Years in Which          ---------------------------------------------       Claims            Claims
 Losses Were              8            9            10        11            Closed            Closed
  Incurred               1990         1991         1992      1993         With Loss        Without Loss
- -------------------------------------------------------------------------------------------------------
 1.  1988   . . .                                                   0        X X X X           X X X X
 2.  1989   . . .                                                   0        X X X X           X X X X
 3.  1990   . . .                                                   0        X X X X           X X X X
 4.  1991   . . .       X X X X                                     0        X X X X           X X X X
 5.  1992   . . .       X X X X     X X X X                         0        X X X X           X X X X
 6.  1993   . . .       X X X X     X X X X      X X X X            0        X X X X           X X X X

                      SCHEDULE P - PART 3P - REINSURANCE C

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which        -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ------------------------------------------------------------------------------------------------
 1.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 2.  1989   . . .    X X X X      X X X X      X X X X     X X X X         X X X X
 3.  1990   . . .    X X X X      X X X X      X X X X     X X X X         X X X X      X X X X
 4.  1991   . . .    X X X X      X X X X      X X X X     X X X X         X X X X      X X X X
 5.  1992   . . .    X X X X      X X X X      X X X X     X X X X         X X X X      X X X X
 6.  1993   . . .    X X X X      X X X X      X X X X     X X X X         X X X X      X X X X

                       Cumulative Paid Losses and Allocated Expenses          12               13
                                at Year End (000 Omitted)                 Number of         Number of
Years in Which         -----------------------------------------------      Claims            Claims
 Losses Were                8            9            10           11       Closed            Closed
  Incurred                 1990         1991         1992         1993    With Loss        Without Loss
- -------------------------------------------------------------------------------------------------------
 1.  1988   . . .                                                      0     X X X X           X X X X
 2.  1989   . . .                                                      0     X X X X           X X X X
 3.  1990   . . .                                                      0     X X X X           X X X X
 4.  1991   . . .       X X X X                                        0     X X X X           X X X X
 5.  1992   . . .       X X X X       X X X X                          0     X X X X           X X X X
 6.  1993   . . .       X X X X       X X X X      X X X X             0     X X X X           X X X X

                      SCHEDULE P - PART 3Q P REINSURANCE D

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which       -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ----------------------------------------------------------------------------------------------
 1.  Prior  . . .       000
 2.  1984   . . .
 3.  1985   . . .     X X X X
 4.  1986   . . .     X X X X      X X X X
 5.  1987   . . .     X X X X      X X X X      X X X X

                       Cumulative Paid Losses and Allocated Expenses          12               13
                                at Year End (000 Omitted)                 Number of         Number of
Years in Which         ---------------------------------------------       Claims            Claims
 Losses Were                8            9            10        11          Closed            Closed
  Incurred                 1990         1991         1992      1993       With Loss        Without Loss
- -------------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                                  0       X X X X           X X X X
 2.  1984   . . .                                                  0       X X X X           X X X X
 3.  1985   . . .                                                  0       X X X X           X X X X
 4.  1986   . . .                                                  0       X X X X           X X X X
 5.  1987   . . .                                                  0       X X X X           X X X X

       SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

     1                Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which        -----------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ------------------------------------------------------------------------------------------------
 1.  Prior  . . .         000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X       X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X       X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X       X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X       X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X       X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X       X X X X      X X X X       X X X X

                         Cumulative Paid Losses and Allocated Expenses        12               13
                                  at Year End (000 Omitted)               Number of         Number of
Years in Which           ---------------------------------------------      Claims            Claims
 Losses Were                8            9            10        11          Closed            Closed
  Incurred                 1990         1991         1992      1993       With Loss        Without Loss
- -------------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                                     0
 2.  1984   . . .                                                     0
 3.  1985   . . .                                                     0
 4.  1986   . . .                                                     0
 5.  1987   . . .                                                     0
 6.  1988   . . .                                                     0
 7.  1989   . . .                                                     0
 8.  1990   . . .                                                     0
 9.  1991   . . .        X X X X                                      0
10.  1992   . . .        X X X X      X X X X                         0
11.  1993   . . .        X X X X      X X X X        X X X X          0

      SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

      1              Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
Years in Which      --------------------------------------------------------------------------
 Losses Were             2            3             4           5            6            7
  Incurred             1984         1985          1986        1987         1988          1989
- ----------------------------------------------------------------------------------------------
 1.  Prior  . . .         000
 2.  1984   . . .
 3.  1985   . . .    X X X X
 4.  1986   . . .    X X X X      X X X X
 5.  1987   . . .    X X X X      X X X X      X X X X
 6.  1988   . . .    X X X X      X X X X      X X X X     X X X X
 7.  1989   . . .    X X X X      X X X X      X X X X     X X X X      X X X X
 8.  1990   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
 9.  1991   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
10.  1992   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X
11.  1993   . . .    X X X X      X X X X      X X X X     X X X X      X X X X       X X X X

                          Cumulative Paid Losses and Allocated Expenses               12           13
      1                            at Year End (000 Omitted)                       Number of    Number of
Years in Which      -------------------------------------------------------------   Claims       Claims
 Losses Were               8            9             10          11                Closed       Closed
  Incurred                1990         1991          1992        1993              With Loss    With Loss
- ---------------------------------------------------------------------------------------------------------
 1.  Prior  . . .                                               0
 2.  1984   . . .                                               0
 3.  1985   . . .                                               0
 4.  1986   . . .                                               0
 5.  1987   . . .                                               0
 6.  1988   . . .                                               0
 7.  1989   . . .                                               0
 8.  1990   . . .                                               0
 9.  1991   . . .        X X X X                                0
10.  1992   . . .        X X X X      X X X X                   0
11.  1993   . . .        X X X X      X X X X      X X X X      0

Note: Net of salvage and subrogation received.

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

                              SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .       X X X X
  4. 1986  . . . . . . . . . . .       X X X X             X X X X
  5. 1987  . . . . . . . . . . .       X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                1             ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    7                   8                  9                 10                   11
             Incurred                    1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                          0
  2. 1984  . . . . . . . . . . .                                                                                          0
  3. 1985  . . . . . . . . . . .                                                                                          0
  4. 1986  . . . . . . . . . . .                                                                                          0
  5. 1987  . . . . . . . . . . .                                                                                          0
  6. 1988  . . . . . . . . . . .                                                                                          0
  7. 1989  . . . . . . . . . . .                                                                                          0
  8. 1990  . . . . . . . . . . .       X X X X                                                                            0
  9. 1991  . . . . . . . . . . .       X X X X             X X X X                                                        O
 10. 1992  . . . . . . . . . . .       X X X X             X X X X           X X X X                                      0
 11. 1993  . . . . . . . . . . .       X X X X             X X X X           X X X X             X X X X                  0
- ------------------------------------------------------------------------------------------------------------------------------------

              SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .       X X X X
  4. 1986  . . . . . . . . . . .       X X X X             X X X X
  5. 1987  . . . . . . . . . . .       X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    7                   8                  9                 10                   11
             Incurred                    1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                        0
  2. 1984  . . . . . . . . . . .                                                                                        0
  3. 1985  . . . . . . . . . . .                                                                                        0
  4. 1986  . . . . . . . . . . .                                                                                        0
  5. 1987  . . . . . . . . . . .                                                                                        0
  6. 1988  . . . . . . . . . . .                                                                                        0
  7. 1989  . . . . . . . . . . .                                                                                        0
  8. 1990  . . . . . . . . . . .     X X X X                                                                            0
  9. 1991  . . . . . . . . . . .     X X X X             X X X X                                                        0
 10. 1992  . . . . . . . . . . .     X X X X             X X X X            X X X X                                     0
 11. 1993  . . . . . . . . . . .     X X X X             X X X X            X X X X            X X X X                 98
- ------------------------------------------------------------------------------------------------------------------------------------

            SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .       X X X X
  4. 1986  . . . . . . . . . . .       X X X X             X X X X
  5. 1987  . . . . . . . . . . .       X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X          X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    7                   8                  9                 10                   11
             Incurred                    1989                1990               1991               1992                 1993
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                          0
  2. 1984  . . . . . . . . . . .                                                                                          0
  3. 1985  . . . . . . . . . . .                                                                                          0
  4. 1986  . . . . . . . . . . .                                                                                          0
  5. 1987  . . . . . . . . . . .                                                                                          0
  6. 1988  . . . . . . . . . . .                                                                                          0
  7. 1989  . . . . . . . . . . .                                                                                          0
  8. 1990  . . . . . . . . . . .       X X X X                                                                            0
  9. 1991  . . . . . . . . . . .       X X X X             X X X X                                                        0
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X                                     0
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X                 30
- ------------------------------------------------------------------------------------------------------------------------------------

                               SCHEDULE P - PART 4D - WORKERS' COMPENSATION

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                  1           ------------------------------------------------------------------------------------------------------
           Years in Which
             Losses Were                   2                   3                  4                  5                  6
              Incurred                   1984                1985               1986               1987               1988
- ------------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .       X X X X
  4. 1986  . . . . . . . . . . .       X X X X             X X X X
  5. 1987  . . . . . . . . . . .       X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    7                   8                  9                 10                   11
             Incurred                    1989                1990               1991               1992                 1993
- -------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                          0
  2. 1984  . . . . . . . . . . .                                                                                          0
  3. 1985  . . . . . . . . . . .                                                                                          0
  4. 1986  . . . . . . . . . . .                                                                                          0
  5. 1987  . . . . . . . . . . .                                                                                          0
  6. 1988  . . . . . . . . . . .                                                                                          0
  7. 1989  . . . . . . . . . . .                                                                                          0
  8. 1990  . . . . . . . . . . .       X X X X                                                                            0
  9. 1991  . . . . . . . . . . .       X X X X             X X X X                                                        0
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X                                     0
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X                  0
- -------------------------------------------------------------------------------------------------------------------------------

                              SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 1            ------------------------------------------------------------------------------------------------------
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- -------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .       X X X X
  4. 1986  . . . . . . . . . . .       X X X X             X X X X
  5. 1987  . . . . . . . . . . .       X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X            X X X X
- -------------------------------------------------------------------------------------------------------------------------------

                              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                  1           ------------------------------------------------------------------------------------------------------
           Years in Which
             Losses Were                   7                   8                  9                 10                   11
              Incurred                   1989                1990               1991               1992                 1993
- --------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                            0
  2. 1984  . . . . . . . . . . .                                                                                            0
  3. 1985  . . . . . . . . . . .                                                                                            0
  4. 1986  . . . . . . . . . . .                                                                                            0
  5. 1987  . . . . . . . . . . .                                                                                            0
  6. 1988  . . . . . . . . . . .                                                                                            0
  7. 1989  . . . . . . . . . . .                                                                                            0
  8. 1990  . . . . . . . . . . .       X X X X                                                                              0
  9. 1991  . . . . . . . . . . .       X X X X             X X X X                                                          0
 10. 1992  . . . . . . . . . . .       X X X X             X X X X            X X X X                                       0
 11. 1993  . . . . . . . . . . .       X X X X             X X X X            X X X X            X X X X                    0
- --------------------------------------------------------------------------------------------------------------------------------

Form 2
                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

      SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

                                       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
                                         AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ---------------------------------------------------------------------------------------------------------------------------------
                 1
            Years in Which
              Losses Were                  2                   3                  4                  5                  6
               Incurred                  1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .        X X X X
  4. 1986  . . . . . . . . . . .        X X X X             X X X X
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X            X X X X

                                       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
                                         AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ---------------------------------------------------------------------------------------------------------------------------------
                 1
          Years in Which
            Losses Were
             Incurred                      7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                            0
  2. 1983  . . . . . . . . . . .                                                                                            0
  3. 1985  . . . . . . . . . . .                                                                                            0
  4. 1986  . . . . . . . . . . .                                                                                            0
  5. 1987  . . . . . . . . . . .                                                                                            0
  6. 1988  . . . . . . . . . . .                                                                                            0
  7. 1989  . . . . . . . . . . .                                                                                            0
  8. 1990  . . . . . . . . . . .        X X X X                                                                             0
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                                                         0
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                                      0
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X                   1

     SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

                 1
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .        X X X X
  4. 1986  . . . . . . . . . . .        X X X X             X X X X
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                 1
          Years in Which
            Losses Were
             Incurred                      7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                      0
  2. 1984  . . . . . . . . . . .                                                                                      0
  3. 1985  . . . . . . . . . . .                                                                                      0
  4. 1986  . . . . . . . . . . .                                                                                      0
  5. 1987  . . . . . . . . . . .                                                                                      0
  6. 1988  . . . . . . . . . . .                                                                                      0
  7. 1989  . . . . . . . . . . .                                                                                      0
  8. 1990  . . . . . . . . . . .        X X X X                                                                       0
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                                                   0
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                                0
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X             0

       SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                      (ALL PERILS), BOILER AND MACHINERY)

                 1
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .        X X X X
  4. 1986  . . . . . . . . . . .        X X X X             X X X X
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                 1
          Years in Which
            Losses Were
             Incurred                      7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                           0
  2. 1984  . . . . . . . . . . .                                                                                           0
  3. 1985  . . . . . . . . . . .                                                                                           0
  4. 1986  . . . . . . . . . . .                                                                                           0
  5. 1987  . . . . . . . . . . .                                                                                           0
  6. 1988  . . . . . . . . . . .                                                                                           0
  7. 1989  . . . . . . . . . . .                                                                                           0
  8. 1990  . . . . . . . . . . .        X X X X                                                                            0
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                                                        0
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                                     0
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X                  0

        SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

                 1
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .        X X X X
  4. 1986  . . . . . . . . . . .        X X X X             X X X X
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X


                 1
          Years in Which
            Losses Were
             Incurred                      7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                           0
  2. 1984  . . . . . . . . . . .                                                                                           0
  3. 1985  . . . . . . . . . . .                                                                                           0
  4. 1986  . . . . . . . . . . .                                                                                           0
  5. 1987  . . . . . . . . . . .                                                                                           0
  6. 1988  . . . . . . . . . . .                                                                                           0
  7. 1989  . . . . . . . . . . .                                                                                           0
  8. 1990  . . . . . . . . . . .        X X X X                                                                            0
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                                                        0
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                                     0
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X                114

       SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

                 1
          Years in Which
            Losses Were                    2                   3                  4                  5                  6
             Incurred                    1984                1985               1986               1987               1988
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .
  2. 1984  . . . . . . . . . . .
  3. 1985  . . . . . . . . . . .        X X X X
  4. 1986  . . . . . . . . . . .        X X X X             X X X X
  5. 1987  . . . . . . . . . . .        X X X X             X X X X            X X X X
  6. 1988  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X
  7. 1989  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  8. 1990  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
  9. 1991  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X          X X X X

                 1
          Years in Which
            Losses Were
             Incurred                      7                   8                  9                 10                   11
                                         1989                1990               1991               1992                 1993
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior . . . . . . . . . . .                                                                                      0
  2. 1984  . . . . . . . . . . .                                                                                      0
  3. 1985  . . . . . . . . . . .                                                                                      0
  4. 1986  . . . . . . . . . . .                                                                                      0
  5. 1987  . . . . . . . . . . .                                                                                      0
  6. 1988  . . . . . . . . . . .                                                                                      0
  7. 1989  . . . . . . . . . . .                                                                                      0
  8. 1990  . . . . . . . . . . .        X X X X                                                                       0
  9. 1991  . . . . . . . . . . .        X X X X             X X X X                                                   0
 10. 1992  . . . . . . . . . . .        X X X X             X X X X            X X X X                                0
 11. 1993  . . . . . . . . . . .        X X X X             X X X X            X X X X            X X X X             0

Form 2
                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

 SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY AND THEFT)


             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X                                               0
2.  1992...........       X X X X          X X X X          X X X X                              0
3.  1993...........       X X X X          X X X X          X X X X          X X X X             7

                  SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE

             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

- -------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -------------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X                                                   0
2.  1992...........       X X X X          X X X X          X X X X                                  0
3.  1993...........       X X X X          X X X X          X X X X          X X X X                21

SCHEDULE P - PART 4K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -------------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X                                                    0
2.  1992...........       X X X X          X X X X          X X X X                                   0
3.  1993...........       X X X X          X X X X          X X X X          X X X X                  0

     SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

- -----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X          X X X X          X X X X          X X X X
2.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
3.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -------------------------------------------------------------------------------------------------------
1.  Prior..........       X X X X          X X X X                                                    0
2.  1992...........       X X X X          X X X X          X X X X                                   0
3.  1993...........       X X X X          X X X X          X X X X          X X X X                  0

                     SCHEDULE P - PART 4M - INTERNATIONAL

             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

 -----------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- ------------------------------------------------------------------------------------------------------
 1.  Prior..........
 2.  1984...........
 3.  1985...........       X X X X
 4.  1986...........       X X X X          X X X X
 5.  1987...........       X X X X          X X X X          X X X X
 6.  1988...........       X X X X          X X X X          X X X X          X X X X
 7.  1989...........       X X X X          X X X X          X X X X          X X X X          X X X X
 8.  1990...........       X X X X          X X X X          X X X X          X X X X          X X X X
 9.  1991...........       X X X X          X X X X          X X X X          X X X X          X X X X
10.  1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
11.  1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

                     SCHEDULE P - PART 4M - INTERNATIONAL

             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES
               AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)

 ------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -------------------------------------------------------------------------------------------------------
 1.  Prior..........                                                                                0
 2.  1984...........                                                                                0
 3.  1985...........                                                                                0
 4.  1986...........                                                                                0
 5.  1987...........                                                                                0
 6.  1988...........                                                                                0
 7.  1989...........                                                                                0
 8.  1990...........       X X X X                                                                  0
 9.  1991...........       X X X X          X X X X                                                 0
10.  1992...........       X X X X          X X X X          X X X X                                0
11.  1993...........       X X X X          X X X X          X X X X          X X X X               0

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                 COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                 ..........................................
                                    (Name)

                          SCHEDULE P - PART 4N - REINSURANCE A

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........       X X X X          X X X X          X X X X          X X X X
 2. 1989...........       X X X X          X X X X          X X X X          X X X X           X X X X
 3. 1990...........       X X X X          X X X X          X X X X          X X X X           X X X X
 4. 1991...........       X X X X          X X X X          X X X X          X X X X           X X X X
 5. 1992...........       X X X X          X X X X          X X X X          X X X X           X X X X
 6. 1993...........       X X X X          X X X X          X X X X          X X X X           X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........                                                                                  0
 2. 1989...........                                                                                  0
 3. 1990...........       X X X X                                                                    0
 4. 1991...........       X X X X          X X X X                                                   0
 5. 1992...........       X X X X          X X X X          X X X X                                  0
 6. 1993...........       X X X X          X X X X          X X X X          X X X X                 0


                           SCHEDULE P - PART 40 - REINSURANCE B

                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........       X X X X          X X X X          X X X X          X X X X
 2. 1989...........       X X X X          X X X X          X X X X          X X X X           X X X X
 3. 1990...........       X X X X          X X X X          X X X X          X X X X           X X X X
 4. 1991...........       X X X X          X X X X          X X X X          X X X X           X X X X
 5. 1992...........       X X X X          X X X X          X X X X          X X X X           X X X X
 6. 1993...........       X X X X          X X X X          X X X X          X X X X           X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........                                                                                   0
 2. 1989...........                                                                                   0
 3. 1990...........       X X X X                                                                     0
 4. 1991...........       X X X X          X X X X                                                    0
 5. 1992...........       X X X X          X X X X          X X X X                                   0
 6. 1993...........       X X X X          X X X X          X X X X          X X X X                  0


                           SCHEDULE P - PART 4P - REINSURANCE C

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........       X X X X          X X X X          X X X X          X X X X
 2. 1989...........       X X X X          X X X X          X X X X          X X X X           X X X X
 3. 1990...........       X X X X          X X X X          X X X X          X X X X           X X X X
 4. 1991...........       X X X X          X X X X          X X X X          X X X X           X X X X
 5. 1992...........       X X X X          X X X X          X X X X          X X X X           X X X X
 6. 1993...........       X X X X          X X X X          X X X X          X X X X           X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
                             7                8                9               10               11

                           1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. 1988...........                                                                                0
 2. 1989...........                                                                                0
 3. 1990...........       X X X X                                                                  0
 4. 1991...........       X X X X          X X X X                                                 0
 5. 1992...........       X X X X          X X X X          X X X X                                0
 6. 1993...........       X X X X          X X X X          X X X X          X X X X               0


                            SCHEDULE P - PART 4Q - REINSURANCE D

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........
 2. 1984...........
 3. 1985...........       X X X X
 4. 1986...........       X X X X          X X X X
 5. 1987...........       X X X X          X X X X          X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
                             7                8                9               10               11

                           1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........                                                                               0
 2. 1984...........                                                                               0
 3. 1985...........                                                                               0
 4. 1986...........                                                                               0
 5. 1987...........                                                                               0


            SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........
 2. 1984...........
 3. 1985...........       X X X X
 4. 1986...........       X X X X          X X X X
 5. 1987...........       X X X X          X X X X          X X X X
 6. 1988...........       X X X X          X X X X          X X X X          X X X X
 7. 1989...........       X X X X          X X X X          X X X X          X X X X          X X X X
 8. 1990...........       X X X X          X X X X          X X X X          X X X X          X X X X
 9. 1991...........       X X X X          X X X X          X X X X          X X X X          X X X X
10. 1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
11. 1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........                                                                                   0
 2. 1984...........                                                                                   0
 3. 1985...........                                                                                   0
 4. 1986...........                                                                                   0
 5. 1987...........                                                                                   0
 6. 1988...........                                                                                   0
 7. 1989...........                                                                                   0
 8. 1990...........       X X X X                                                                     0
 9. 1991...........       X X X X          X X X X                                                    0
10. 1992...........       X X X X          X X X X          X X X X                                   0
11. 1993...........       X X X X          X X X X          X X X X          X X X X                 14


            SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             2                3                4                5                6
   Losses Were
     Incurred              1984             1985             1986             1987             1988
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........
 2. 1984...........
 3. 1985...........       X X X X
 4. 1986...........       X X X X          X X X X
 5. 1987...........       X X X X          X X X X          X X X X
 6. 1988...........       X X X X          X X X X          X X X X          X X X X
 7. 1989...........       X X X X          X X X X          X X X X          X X X X          X X X X
 8. 1990...........       X X X X          X X X X          X X X X          X X X X          X X X X
 9. 1991...........       X X X X          X X X X          X X X X          X X X X          X X X X
10. 1992...........       X X X X          X X X X          X X X X          X X X X          X X X X
11. 1993...........       X X X X          X X X X          X X X X          X X X X          X X X X

                      BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
         1
  Years in Which             7                8                9               10               11
   Losses Were
     Incurred              1989             1990             1991             1992             1993
- -----------------------------------------------------------------------------------------------------------------------------
 1. Prior..........                                                                              0
 2. 1984...........                                                                              0
 3. 1985...........                                                                              0
 4. 1986...........                                                                              0
 5. 1987...........                                                                              0
 6. 1988...........                                                                              0
 7. 1989...........                                                                              0
 8. 1990...........       X X X X                                                                0
 9. 1991...........       X X X X          X X X X                                               0
10. 1992...........       X X X X          X X X X          X X X X                              0
11. 1993...........       X X X X          X X X X          X X X X          X X X X             0

Form 2

                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
                  COMMERCIAL UNDERWRITERS INSURANCE COMPANY
                  .........................................
                                    (Name)

                          SCHEDULE P INTERROGATORIES

1. Computation of excess statutory reserves over statement reserves. See Instructions for explanation and formulas.

         (a) Auto Liability (private passenger and commercial)

                              1993             $0 (   60.0%)            1992               $0 (    60.0%)
                                  ---------------------------               -----------------------------
                              1991             $0 (   60.0%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

         (b) Other Liability and Products Liability

                              1993             $0 (   60.0%)            1992               $0 (    60.0%)
                                  ---------------------------               -----------------------------
                              1991             $0 (   60.0%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

         (c) Medical Malpractice

                              1993             $0 (    60.0%)           1992               $0 (    60.0%)
                                  ---------------------------               -----------------------------
                              1991             $0 (    60.0%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

         (d) Workers' Compensation

                              1993             $0 (    65.0%)           1992               $0 (    65.0%)
                                  ---------------------------               -----------------------------
                              1991             $0 (    65.0%)                                      Total                    $0
                                  ---------------------------                                           ----------------------

(e) Credit

                                                                                                   Total                    $0
                                                                                                        ----------------------

         (f) All Lines Total (Report here and Page 3)

                                                                                                   Total                    $0
                                                                                                        ----------------------


2. What is the extended loss and expense reserve - direct and assumed - for the following classes? An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, disability or retirement in most medical malpractice policies. Such a liability is to be reported here even if it was not reported elsewhere in Schedule P, but otherwise reported as a liability item on page 3. Show the full reserve amount, not just the change during the current year.

                     Year in which premiums              1                       2                   3
                     were earned and losses           Medical                 Other               Products
                         were incurred              Malpractice              Liability           Liability
                     ----------------------------------------------------------------------------------------
                      (a) 1987
                      (b) 1988
                      (c) 1989
                      (d) 1990
                      (e) 1991
                      (f) 1992
                      (g) 1993                              0                     0                     0
                      ---------------------------------------------------------------------------------------
                      (h) Totals                            0                     0                     0
                      ---------------------------------------------------------------------------------------

3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are they so reported in this
        statement?                                      Answer: Yes [X]   No [ ]

4. The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various years in which losses were incurred as follows: (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or(2) produces an accumulated distribution to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3).  Are they so reported in
        this Statement?                                 Answer: Yes [ ]   No [X]

5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net
        of such discounts on page 10?                           Yes [ ]   No [X]


        If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P - Part 1, Columns 31 and 32.

        Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

        Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statement is being filed.

6.      What were the net premiums in force at the end of the year for:

        (in thousands of dollars)

                                                                                  (a) Fidelity                      $0

                                                                                  (b) Surety                        $0

7.      Claim count information is reported (check one)                           (a) per claim                     X
        If not the same in all years, explain in Question 8.                                               -----------

                                                                                  (b) per claimant
                                                                                                           -----------

8. The information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are there any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses (An extended statement may be attached)? See Note 27 to Financial Statement.
                                                       ------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------


                                      93